UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04015

Eaton Vance Mutual Funds Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2005

Item 1. Reports to Stockholders

Annual Report October 31, 2005

EATON VANCE
TAX-MANAGED
EQUITY ASSET
ALLOCATION
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. The Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Duncan W. Richardson, CFA

Portfolio Manager

The Fund

Performance for the Past Year

•                  For the year ended October 31, 2005, the Fund’s Class A shares had a total return of 12.14%. This return was the result of an increase in net asset value (NAV) per share to $12.10 on October 31, 2005, from $10.79 on October 31, 2004.(1)

•                  The Fund’s Class B shares had a total return of 11.32% for the same period, the result of an increase in NAV per share to $11.80 from $10.60.(1)

•                  The Fund’s Class C shares had a total return of 11.34% for the same period, the result of an increase in NAV per share to $11.78 from $10.58.(1)

•                  For comparison, the Russell 3000 Index, a broadbased, unmanaged market index of 3000 U.S. stocks, had a total return of 10.60% during the same period.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•                  Although business spending and corporate earnings growth remained healthy during the year ended October 31, 2005, the spike in energy costs, exacerbated by two catastrophic Gulf Coast hurricanes, and higher short-term interest rates dampened activity. Equity market leadership during this period can be characterized as commodity-driven, defensive and interest rate sensitive. On average, higher-yielding investments outperformed more aggressive stocks, and small- and mid-cap stocks continued to lead large-cap holdings.

•                  In this environment, the Fund outperformed its benchmark, the Russell 3000 Index.(2) The Fund’s performance is a function of both the performance of the underlying Portfolios, and its asset allocation among the Portfolios. The Fund benefited from its continued emphasis of small- and mid-cap investments, as well as an overweight exposure to international securities, which on average outpaced domestic investments.

•                  In February of this year, management decided to gradually reallocate approximately 2.5% of the Fund’s assets from Tax-Managed Small-Cap Value Portfolio into Tax-Managed Multi-Cap Opportunity Portfolio. This shift added to the Fund’s performance, as mid-cap growth stocks (characterized by the Russell Mid-Cap Growth Index) on average outperformed small-cap value investments (Russell 2000 Value) in the ensuing period.(2) The Fund retains its emphasis of growth stocks over value. Although the value-style continued to dominate growth during the last year, the performance gap between the two is narrowing.

•                  Returns among investment classes and styles continue to be unpredictable, validating the benefits of a strategy that emphasizes broad diversification and continuous rebalancing. We believe that through careful asset allocation and the ongoing research supporting each Portfolio, the Fund can provide a solid investment vehicle for tax-sensitive investors seeking broad equity exposure with moderate volatility and high-tax efficiency.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

(2)       It is not possible to invest directly in an Index. The Indexes’ total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2005

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B, and Class C of the Fund with that of the Russell 3000 Index, a broad-based, unmanaged market index of 3000 U.S. stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, and Class C of the Fund and the Russell 3000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance *	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	12.14%	11.32%	11.34%
Life of Fund†	5.33%	4.61%	4.56%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	5.68%	6.32%	10.34%
Life of Fund†	3.65%	3.88%	4.56%

†Inception Dates – Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

*                 Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Current Target Allocations ††  By total Investments

†† Fund information may not be representative of the Fund’s current or future investments and may change due to active management. You may obtain free copies of each of the Portfolios’ most recent financial statements by contacting Eaton Vance Distributors, Inc. at 1-800-225-6265 or from the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov).

**Source: Thomson Financial. Class A, Class B, and Class C of the Fund commenced investment operations on 3/4/02. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Life of Fund

Return Before Taxes	12.14%	5.33%
Return After Taxes on Distributions	12.14%	5.33%
Return After Taxes on Distributions and Sale of Fund Shares	7.89%	4.58%

Returns at Public Offering Price (POP) (Class A)

	One Year	Life of Fund

Return Before Taxes	5.68%	3.65%
Return After Taxes on Distributions	5.68%	3.65%
Return After Taxes on Distributions and Sale of Fund Shares	3.69%	3.12%

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Life of Fund

Return Before Taxes	11.34%	4.56%
Return After Taxes on Distributions	11.34%	4.56%
Return After Taxes on Distributions and Sale of Fund Shares	7.37%	3.91%

Returns at Public Offering Price (POP) (Class C)

	One Year	Life of Fund

Return Before Taxes	10.34%	4.56%
Return After Taxes on Distributions	10.34%	4.56%
Return After Taxes on Distributions and Sale of Fund Shares	6.72%	3.91%

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Life of Fund

Return Before Taxes	11.32%	4.61%
Return After Taxes on Distributions	11.32%	4.61%
Return After Taxes on Distributions and Sale of Fund Shares	7.36%	3.96%

Returns at Public Offering Price (POP) (Class B)

	One Year	Life of Fund

Return Before Taxes	6.32%	3.88%
Return After Taxes on Distributions	6.32%	3.88%
Return After Taxes on Distributions and Sale of Fund Shares	4.11%	3.32%

Class A, Class B, and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge or applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Equity Asset Allocation Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)

Actual
Class A	$1,000.00	$1,091.10	$7.48
Class B	$1,000.00	$1,087.60	$11.42
Class C	$1,000.00	$1,087.70	$11.42

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.00	$7.22
Class B	$1,000.00	$1,014.30	$11.02
Class C	$1,000.00	$1,014.30	$11.02

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.42% for Class A shares, 2.17% for Class B shares, and 2.17% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $91,081,914)	$101,919,134
Investment in Tax-Managed Value Portfolio, at value (identified cost, $72,430,704)	96,061,658
Investment in Tax-Managed Multi-Cap Opportunity Portfolio, at value (identified cost, $70,984,091)	77,697,258
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $56,249,210)	75,197,189
Investment in Tax-Managed Mid-Cap Core Portfolio, at value (identified cost, $39,488,864)	49,686,529
Investment in Tax-Managed Small-Cap Growth Portfolio, at value (identified cost, $25,844,982)	29,555,291
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $13,027,680)	21,504,952
Receivable for Fund shares sold	630,028
Total assets	$452,252,039
Liabilities
Payable for Fund shares redeemed	$456,881
Payable to affiliate for distribution and service fees	272,231
Payable to affiliate for investment adviser fee	44,991
Payable to affiliate for Trustees' fees	36
Other accrued expenses	204,293
Total liabilities	$978,432
Net Assets	$451,273,607
Sources of Net Assets
Paid-in capital	$358,175,587
Accumulated net realized gain from Portfolios (computed on the basis of identified cost)	9,820,936
Accumulated undistributed net investment income	762,518
Net unrealized appreciation from Portfolios (computed on the basis of identified cost)	82,514,566
Total	$451,273,607
Class A Shares
Net Assets	$169,704,471
Shares Outstanding	14,024,039
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.10
Maximum Offering Price Per Share (100 ÷ 94.25 of $12.10)	$12.84
Class B Shares
Net Assets	$123,431,453
Shares Outstanding	10,460,587
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.80
Class C Shares
Net Assets	$158,137,683
Shares Outstanding	13,425,957
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.78
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends allocated from Portfolios (net of foreign taxes, $226,503)	$6,505,210
Interest allocated from Portfolios	225,678
Expenses allocated from Portfolios	(3,299,615)
Net investment income from Portfolios	$3,431,273
Expenses
Investment adviser fee	$458,984
Administration fee	635,803
Trustees' fees and expenses	2,944
Distribution and service fees Class A	391,568
Class B	1,208,275
Class C	1,464,140
Transfer and dividend disbursing agent fees	354,743
Registration fees	88,055
Legal and accounting services	74,357
Printing and postage	45,859
Custodian fee	41,939
Miscellaneous	18,309
Total expenses	$4,784,976
Net investment loss	$(1,353,703)
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$14,145,652
Securities sold short	(155,770)
Foreign currency transactions	(139,967)
Net realized gain	$13,849,915
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$31,874,780
Securities sold short	21,974
Foreign currency	(8,518)
Net change in unrealized appreciation (depreciation)	$31,888,236
Net realized and unrealized gain	$45,738,151
Net increase in net assets from operations	$44,384,448

See notes to financial statements

6

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment loss	$(1,353,703)	$(1,524,011)
Net realized gain from investments, securities sold short, foreign currency and payment by affiliate transactions	13,849,915	4,855,983
Net change in unrealized appreciation (depreciation) of investments, securities sold short and foreign currency	31,888,236	19,560,424
Net increase in net assets from operations	$44,384,448	$22,892,396
Transactions in shares of beneficial interest — Proceeds from sale of shares
Class A	$42,975,393	$60,067,487
Class B	20,001,051	35,938,466
Class C	37,613,007	46,557,647
Cost of shares redeemed
Class A	(26,271,557)	(17,852,992)
Class B	(16,721,504)	(12,602,084)
Class C	(19,027,014)	(14,442,434)
Net asset value of shares exchanged
Class A	1,863,233	589,553
Class B	(1,863,233)	(589,553)
Net increase in net assets from Fund share transactions	$38,569,376	$97,666,090
Net increase in net assets	$82,953,824	$120,558,486
Net Assets
At beginning of year	$368,319,783	$247,761,297
At end of year	$451,273,607	$368,319,783
Accumulated undistributed net investment income included in net assets
At end of year	$762,518	$575,663

See notes to financial statements

7

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,				Period Ended
	2005	2004		2003	October 31, 2002(1)
Net asset value — Beginning of year	$10.790	$9.930		$8.190	$10.000
Income (loss) from operations
Net investment income (loss)(2)	$0.018	$0.002		$(0.012)	$(0.024)
Net realized and unrealized gain (loss)	1.292	0.858		1.752	(1.786)
Total income (loss) from operations	$1.310	$0.860		$1.740	$(1.810)
Net asset value — End of year	$12.100	$10.790		$9.930	$8.190
Total Return(3)	12.14%	8.66	%(4)	21.25%	(18.10)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$169,704	$134,070		$82,868	$38,528
Ratios (As a percentage of average daily net assets):
Net expenses(5)	1.43%	1.46%		1.52%	1.55	%(6)
Net investment income (loss)	0.15%	0.02%		(0.14)%	(0.43	)%(6)
Portfolio Turnover of the Tax-Managed Growth Portfolio	1%	4%		19%	21%
Portfolio Turnover of the Tax-Managed Value Portfolio	40%	44%		76%	213%
Portfolio Turnover of the Tax-Managed Multi-Cap Opportunity Portfolio	217%	239%		224%	225%
Portfolio Turnover of the Tax-Managed International Equity Portfolio	39%	62%		100%	128%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio	53%	42%		50%	13%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio	223%	282%		248%	131%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio	24%	12%		21%	5%
†	The operating expenses of the Portfolios may reflect a reduction of their investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator for the period from the start of business, March 4, 2002, to October 31, 2002. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.44%	1.47%			1.77	%(6)
Net investment income (loss)	0.14%	0.01%			(0.65	)%(6)
Net investment income (loss) per share(2)	$0.017	$0.001			$(0.036)

(1)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(2)  Net investment income (loss) per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  The effect of the net increase from payments by affiliate and net gains (losses), realized through the Fund's investment in Tax-Managed Small-Cap Growth Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  Annualized.

See notes to financial statements

8

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,				Period Ended
	2005	2004		2003	October 31, 2002(1)
Net asset value — Beginning of year	$10.600	$9.830		$8.170	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.068)	$(0.076)		$(0.077)	$(0.065)
Net realized and unrealized gain (loss)	1.268	0.846		1.737	(1.765)
Total income (loss) from operations	$1.200	$0.770		$1.660	$(1.830)
Net asset value — End of year	$11.800	$10.600		$9.830	$8.170
Total Return(3)	11.32%	7.83	%(4)	20.32%	(18.30)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$123,431	$109,471		$79,854	$31,101
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.18%	2.21%		2.27%	2.30	%(6)
Net investment loss	(0.59)%	(0.73)%		(0.88)%	(1.17	)%(6)
Portfolio Turnover of the Tax-Managed Growth Portfolio	1%	4%		19%	21%
Portfolio Turnover of the Tax-Managed Value Portfolio	40%	44%		76%	213%
Portfolio Turnover of the Tax-Managed Multi-Cap Opportunity Portfolio	217%	239%		224%	225%
Portfolio Turnover of the Tax-Managed International Equity Portfolio	39%	62%		100%	128%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio	53%	42%		50%	13%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio	223%	282%		248%	131%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio	24%	12%		21%	5%
†	The operating expenses of the Portfolios may reflect a reduction of their investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator for the period from the start of business, March 4, 2002, to October 31, 2002. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(5)	2.19%	2.22%			2.52	%(6)
Net investment loss	(0.60)%	(0.74)%			(1.39	)%(6)
Net investment loss per share(2)	$(0.069)	$(0.077)			$(0.077)

(1)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  The effect of the net increase from payments by affiliate and net gains (losses), realized through the Fund's investment in Tax-Managed Small-Cap Growth Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  Annualized.

See notes to financial statements

9

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,				Period Ended
	2005	2004		2003	October 31, 2002(1)
Net asset value — Beginning of year	$10.580	$9.810		$8.150	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.068)	$(0.076)		$(0.076)	$(0.065)
Net realized and unrealized gain (loss)	1.268	0.846		1.736	(1.785)
Total income (loss) from operations	$1.200	$0.770		$1.660	$(1.850)
Net asset value — End of year	$11.780	$10.580		$9.810	$8.150
Total Return(3)	11.34%	7.85	%(4)	20.37%	(18.50)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$158,138	$124,779		$85,040	$31,903
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.18%	2.21%		2.27%	2.30	%(6)
Net investment loss	(0.59)%	(0.73)%		(0.88)%	(1.17	)%(6)
Portfolio Turnover of the Tax-Managed Growth Portfolio	1%	4%		19%	21%
Portfolio Turnover of the Tax-Managed Value Portfolio	40%	44%		76%	213%
Portfolio Turnover of the Tax-Managed Multi-Cap Opportunity Portfolio	217%	239%		224%	225%
Portfolio Turnover of the Tax-Managed International Equity Portfolio	39%	62%		100%	128%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio	53%	42%		50%	13%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio	223%	282%		248%	131%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio	24%	12%		21%	5%
†	The operating expenses of the Portfolios may reflect a reduction of their investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator for the period from the start of business, March 4, 2002, to October 31, 2002. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(5)	2.19%	2.22%			2.52	%(6)
Net investment loss	(0.60)%	(0.74)%			(1.39	)%(6)
Net investment loss per share(2)	$(0.069)	$(0.077)			$(0.077)

(1)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  The effect of the net increase from payments by affiliate and net gains (losses), realized through the Fund's investment in Tax-Managed Small-Cap Growth Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $  0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  Annualized.

See notes to financial statements

10

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund currently invests all of its investable assets in the following seven tax-managed equity portfolios managed by Eaton Vance or its affiliates: Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed Multi-Cap Opportunity Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Growth Portfolio and Tax-Managed Small-Cap Value Portfolio (the Portfolios). Each Portfolio is organized as a New York Trust. The investment objectives and policies of the Portfolios together are the same as those of the Fund. The value of the Fund's investment in each Portfolio reflects the Fund's proportionate interest in the net assets of the Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed Multi-Cap Opportunity Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Growth Portfolio and Tax-Managed Small-Cap Value Portfolio (0.6%, 10.2%, 57.2%, 49.6%, 65.3%, 19.3%, and 42.3%, respectively, at October 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations and supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolios for which valuations or market quotations are unavailable are valued at fair value using

11

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

methods determined in good faith by or at the direction of the Trustees of the Portfolios considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

F  Other — Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior year, if any). Shareholders may reinvest all distributions in shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended October 31, 2005, accumulated paid-in capital was decreased by $1,034,482, net investment loss was decreased by $1,540,558, and accumulated net realized gain was decreased by $506,076 primarily due to differences between book and tax accounting treatment of net operating losses, foreign currency gains and losses, passive foreign investment companies and real estate investment trusts. This change had no effect on net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed capital gains	$11,906,848
Unrealized appreciation	$80,144,283
Other temporary differences	$1,046,889

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be

12

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2005	2004
Sales	3,682,231	5,725,932
Redemptions	(2,239,692)	(1,703,864)
Exchange from Class B shares	157,175	56,477
Net increase	1,599,714	4,078,545
	Year Ended October 31,
Class B	2005	2004
Sales	1,754,278	3,476,531
Redemptions	(1,458,508)	(1,219,817)
Exchange to Class A shares	(160,784)	(57,280)
Net increase	134,986	2,199,434
	Year Ended October 31,
Class C	2005	2004
Sales	3,298,523	4,526,216
Redemptions	(1,663,691)	(1,404,403)
Net increase	1,634,832	3,121,813

4  Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 0.80% (annually) of average daily net assets of the Fund up to $500 million and at reduced rates as daily net assets exceed that level. The advisory fee payable by the Fund is reduced by the Fund's allocable portion of the advisory fees paid by the Portfolios in which it invests. The Fund's allocated portion of the advisory fees paid by the Portfolios totaled $2,940,052 for the year ended October 31, 2005. For the year ended October 31, 2005, the advisory fee paid directly by the Fund amounted to $458,984.

An administrative fee is earned by EVM for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the year ended October 31, 2005, the administration fee amounted to $635,803.

Except for Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees of the Fund and Portfolios receive remuneration for their services to the Fund out of the investment adviser and sub-advisory fees. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred. Certain officers and Trustees of the Fund and Portfolios are officers of the above organization.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. During the year ended October 31, 2005, EVM earned $28,899 in sub-transfer agent fees.

The Fund was informed that EVD, a subsidiary of EVM and the Fund's principal underwriter, received $184,348, as its portion of the sales charge on sales of Class A for the year ended October 31, 2005.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan), pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $906,206, and $1,098,105 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was

13

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

approximately $3,635,000, and $5,683,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2005 amounted to $391,568, $302,069 and $366,035 for Class A, Class B, and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $288,000 and $21,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended October 31, 2005. EVD did not receive any CDSC for Class A shares for the year ended October 31, 2005.

7  Investment Transactions

For the year ended October 31, 2005, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Tax-Managed Growth Portfolio	$16,485,063	$—
Tax-Managed Value Portfolio	1,438,853	—
Tax-Managed Multi-Cap Opportunity Portfolio	27,437,227	—
Tax-Managed International Equity Portfolio	—	563,288
Tax-Managed Mid-Cap Core Portfolio	419,840	—
Tax-Managed Small-Cap Growth Portfolio	—	—
Tax-Managed Small-Cap Value Portfolio	—	11,582,095

14

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2005, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, and for the period from the start of business, March 4, 2002 to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, and for the period from the start of business, March 4, 2002 to October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

15

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Tax-Managed Equity Asset Allocation Fund (the "Fund") and its investment adviser, Eaton Vance Management ("Eaton Vance"), provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreement between the Fund and its investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Fund with those of comparable funds;

•  An independent report comparing the expense ratio of the Fund to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as the result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered their management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee specifically noted the investment adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

16

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the asset size of the Fund, the Fund's expense ratio is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of profits of the investment adviser in providing investment management services for the Fund and for all Eaton Vance funds as a group. The Special Committee also reviewed the implementation of a soft dollar reimbursement program pursuant to which the Fund may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Fund. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Fund, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Fund and its shareholders.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

17

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Since 1991	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee since 1986 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner Covington & Burling, Washington, DC (1991-2000).	161	None

Norton H. Reamer 9/21/35	Trustee	Since 1986	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

18

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2002	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President	Since 2005	Assistant Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

19

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

20

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Tax-Managed Equity Asset Allocation Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1299-12/05  TMEAASRC

Annual Report October 31, 2005

EATON VANCE
DIVERSIFIED
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Diversified Income Fund as of October 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Period Since Inception on December 7, 2004

•                  The Fund’s Class A shares had a total return of 3.29% during the period from inception on December 7, 2004 through October 31, 2005.(1) This return resulted from a decrease in net asset value per share (NAV) to $9.76 on October 31, 2005 from $10.00 on December 7, 2004, and the reinvestment of $0.562 in dividends.

•                  The Fund’s Class B shares had a total return of 2.49% during the period from inception on December 7, 2004 through October 31, 2005.(1) This return resulted from a decrease in NAV to $9.75 on October 31, 2005 from $10.00 on December 7, 2004, and the reinvestment of $0.495 in dividends.

•                  The Fund’s Class C shares had a total return of 2.49% during the period from inception on December 7, 2004 through October 31, 2005.(1) This return resulted from a decrease in NAV to $9.75 on October 31, 2005 from $10.00 on December 7, 2004, and the reinvestment of $0.495 in dividends.

•                  In comparison, the Lehman Intermediate Government Bond Index – an unmanaged index of U.S. government bonds with maturities between one and 10 years – had a total return of 0.66% during the period from December 31, 2004 through October 31, 2005.(2) The Merrill Lynch U.S. High Yield Master II Index – an unmanaged index of below-investment-grade U.S. dollar- denominated corporate bonds publicly issued in the U.S. domestic market – had a total return of 1.32% during the same period.(2) The S&P/LSTA Leveraged Loan Index – an unmanaged index of U.S. dollar denominated leveraged loans – had a total return of 4.09% during the same period.(2)

Management Discussion

•                  The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary objective of high current income. The Fund is structured as a “fund-of-funds” and, accordingly, currently pursues its objectives by investing its assets in three registered investment companies (each, a “Portfolio”) managed by Eaton Vance Management or its affiliates: Boston Income Portfolio, which normally invests primarily in high-yield, high-risk corporate bonds; Floating Rate Portfolio, which normally invests primarily in interests in senior floating-rate loans; and Government Obligations Portfolio, which normally invests primarily in U.S. Government-issued or mortgage-backed securities (MBSs).

•                  The Portfolio’s high-yield investments were buffeted by a market setback in March 2005 that was sparked by a downgrade of Ford and General Motors corporate debt, as well as concerns about rising energy costs and high valuations. Spreads on highyield bonds rose to 425 basis points (4.25%) above Treasuries. Conditions improved during the summer and into the fall, however, and spreads narrowed to approximately 3.60% over Treasuries at October 31,2005. Performance benefited from solid contributions in the telecom sector, particularly wireless companies, while paper and packaging, which were underweighted, detracted from absolute returns.

•                  The loan market performed well, as short-term interest rates rose throughout the fiscal year. The London Inter-Bank Offered Rate (LIBOR) – the benchmark over which loan interest rates are set – kept pace with the Federal Reserve’s rate hikes, rising significantly during the period. Yield spreads narrowed to just below their historical range. The loan market outperformed the high-yield bond market during the fiscal year. In the wake of Hurricanes Katrina and Rita, management identified approximately 10 companies that were directly impacted by the storms and reduced exposure to the hardest-hit companies, generally at prices above par.

•                  Within the MBS segment, the Portfolio’s investments remained focused on seasoned MBSs. Yield spreads on seasoned MBSs narrowed significantly relative to Treasuries, partially offsetting the Federal Reserve rate hikes and helping the Fund’s MBS holdings to make a positive contribution to its relative returns. In spite of significant tightening, spreads remain above their historical lows. Prepayment rates fell to near 25% by October 31, 2005, well below their peak around 50% in December 2003. The decline in prepayment rates was welcome news to MBS investors.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Shares of the Fund are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

(1)       These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, returns would be lower.

(2)       It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. Index returns are available as of month-end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

2

Eaton Vance Diversified Income Fund as of October 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Lehman Intermediate Government Bond Index, an unmanaged index of U.S. government bonds with maturities between one and 10 years; the Merrill Lynch U.S. High Yield Master II Index, an unmanaged index of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; and the S&P/LSTA Leveraged Loan Index, an unmanaged index of U.S. dollar-denominated leveraged loans. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Lehman Intermediate Government Bond Index, the Merrill Lynch U.S. High Yield Master II Index and the S&P/LSTA Leveraged Loan Index. Class A total returns are presented at net asset value and maximum public offering price (POP). The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
Life of Fund†	3.29%	2.49%	2.49%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Life of Fund†	-1.63%	-2.38%	1.52%

†Inception dates: Class A: 12/7/04; Class B: 12/7/04; Class C: 12/7/04

(1)       Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, returns would be lower. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Diversification by Sectors(2)

By Total Investments

(2)          As of October 31, 2005. Sectors are shown as a percentage of the Fund’s total investments. Fund allocations as a percentage of the Fund’s net assets amounted to 110% as of 10/31/05. Fund statistics may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

*                 Source: Thomson Financial. Class A of the Fund commenced investment operations on 12/7/04.

A $10,000 hypothetical investment on 12/7/04 at net asset value in Class B shares and Class C shares, respectively, would have been valued at $10,249 ($9,761 after deduction of the applicable CDSC) and $10,249 ($10,151after deduction of the applicable CDSC), respectively, on 10/31/05. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index returns are available as of month-end only.

3

Eaton Vance Diversified Income Fund as of October 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Diversified Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)

Actual
Class A	$1,000.00	$1,022.60	$5.88
Class B	$1,000.00	$1,018.70	$9.77
Class C	$1,000.00	$1,018.70	$9.77

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,022.10	$5.88
Class B	$1,000.00	$1,018.30	$9.76
Class C	$1,000.00	$1,018.30	$9.76

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.04% for Class A shares, 1.73% for Class B shares and 1.73% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of the Fund and the Portfolios.

4

Eaton Vance Diversified Income Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in Boston Income Portfolio, at value (identified cost, $66,370,730)	$65,559,779
Investment in Floating Rate Portfolio, at value (identified cost, $65,774,006)	65,782,696
Investment in Government Obligations Portfolio, at value (identified cost, $65,992,454)	65,660,740
Receivable for Fund shares sold	2,310,548
Receivable from the Administrator	26,533
Prepaid expenses	27,076
Total assets	$199,367,372
Liabilities
Dividends payable	$301,033
Payable for Fund shares redeemed	278,703
Payable to affiliate for distribution and service fees	111,112
Payable to affiliate for Trustees' fees	226
Accrued expenses	85,899
Total liabilities	$776,973
Net Assets	$198,590,399
Sources of Net Assets
Paid-in capital	$200,906,329
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(1,215,453)
Undistributed net investment income	33,498
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(1,133,975)
Total	$198,590,399
Class A Shares
Net Assets	$86,857,537
Shares Outstanding	8,899,479
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.76
Maximum Offering Price Per Share (100 ÷ 95.25 of $9.76)	$10.25
Class B Shares
Net Assets	$21,926,472
Shares Outstanding	2,248,674
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.75
Class C Shares
Net Assets	$89,806,390
Shares Outstanding	9,208,517
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.75
On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Period Ended
October 31, 2005(1)

Investment Income
Interest and other income allocated from Portfolios	$5,053,245
Dividends allocated from Portfolios	16,159
Security lending income allocated from Portfolios	54,770
Expenses allocated from Portfolios	(552,294)
Net investment income from Portfolios	$4,571,880
Expenses
Trustees' fees and expenses	$1,160
Distribution and service fees
Class A	96,069
Class B	94,376
Class C	371,111
Registration fees	89,398
Transfer and dividend disbursing agent fees	60,587
Custodian fee	52,010
Legal and accounting services	37,694
Printing and postage	14,555
Miscellaneous	5,882
Total expenses	$822,842
Deduct — Allocation of expenses to the Administrator	$26,533
Total expense reductions	$26,533
Net expenses	$796,309
Net investment income	$3,775,571
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$(665,404)
Financial futures contracts	19,597
Swap contracts	4,169
Foreign currency and forward foreign currency exchange contract transactions	47,164
Net realized loss	$(594,474)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(1,229,039)
Financial futures contracts	43,885
Swap contracts	14,554
Foreign currency and forward foreign currency exchange contracts	36,625
Net change in unrealized appreciation (depreciation)	$(1,133,975)
Net realized and unrealized loss	$(1,728,449)
Net increase in net assets from operations	$2,047,122

(1)  For the period from the start of business, December 07, 2004, to October 31, 2005.

See notes to financial statements

5

Eaton Vance Diversified Income Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2005(1)
From operations — Net investment income	$3,775,571
Net realized loss from investments transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(594,474)
Net change in unrealized depreciation from investments, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract	(1,133,975)
Net increase in net assets from operations	$2,047,122
Distributions to shareholders — From net investment income Class A	$(2,369,812)
Class B	(512,591)
Class C	(2,006,640)
Total distributions to shareholders	$(4,889,043)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$98,157,284
Class B	23,479,760
Class C	92,621,826
Net asset value of shares issued to shareholders in payment of distributions declared Class A	1,714,177
Class B	303,413
Class C	1,295,084
Cost of shares redeemed Class A	(11,713,909)
Class B	(1,540,982)
Class C	(2,884,333)
Net increase in net assets from Fund share transactions	$201,432,320
Net increase in net assets	$198,590,399
Net Assets
At beginning of period	$—
At end of period	$198,590,399
Undistributed net investment income included in net assets
At end of period	$33,498

(1)  For the period from the start of business, December 7, 2004, to October 31, 2005.

See notes to financial statements

6

Eaton Vance Diversified Income Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Period Ended October 31, 2005(1)(2)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment income	$0.430
Net realized and unrealized loss	(0.108)
Total income from operations	$0.322
Less distributions
From net investment income	$(0.562)
Total distributions	$(0.562)
Net asset value — End of period	$9.760
Total Return(3)	3.29%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$86,858
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.17	%(5)
Net expenses after custodian fee reduction(4)	1.17	%(5)
Net investment income	4.84	%(5)
Portfolio Turnover of the Boston Income Portfolio	71%
Portfolio Turnover of the Floating Rate Portfolio	57%
Portfolio Turnover of the Government Obligations Portfolio	30%

†  The operating expenses of the Portfolios may reflect reductions of their investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the
Administrator. Had such action not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	1.20	%(5)
Expenses after custodian fee reduction(4)	1.20	%(5)
Net investment income	4.81	%(5)
Net investment income per share	$0.427

(1)  For the period from the commencement of operations, December 7, 2004, to October 31, 2005.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Annualized.

See notes to financial statements

7

Eaton Vance Diversified Income Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Period Ended October 31, 2005(1)(2)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment income	$0.365
Net realized and unrealized loss	(0.120)
Total income from operations	$0.245
Less distributions
From net investment income	$(0.495)
Total distributions	$(0.495)
Net asset value — End of period	$9.750
Total Return(3)	2.49%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$21,926
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.92	%(5)
Net expenses after custodian fee reduction(4)	1.92	%(5)
Net investment income	4.11	%(5)
Portfolio Turnover of the Boston Income Portfolio	71%
Portfolio Turnover of the Floating Rate Portfolio	57%
Portfolio Turnover of the Government Obligations Portfolio	30%

†  The operating expenses of the Portfolios may reflect reductions of their investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the
Administrator. Had such action not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	1.95	%(5)
Expenses after custodian fee reduction(4)	1.95	%(5)
Net investment income	4.08	%(5)
Net investment income per share	$0.362

(1)  For the period from the commencement of operations, December 7, 2004, to October 31, 2005.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Annualized.

See notes to financial statements

8

Eaton Vance Diversified Income Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Period Ended October 31, 2005(1)(2)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment income	$0.362
Net realized and unrealized loss	(0.117)
Total income from operations	$0.245
Less distributions
From net investment income	$(0.495)
Total distributions	$(0.495)
Net asset value — End of period	$9.750
Total Return(3)	2.49%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$89,806
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.92	%(5)
Net expenses after custodian fee reduction(4)	1.92	%(5)
Net investment income	4.08	%(5)
Portfolio Turnover of the Boston Income Portfolio	71%
Portfolio Turnover of the Floating Rate Portfolio	57%
Portfolio Turnover of the Government Obligations Portfolio	30%

†  The operating expenses of the Portfolios may reflect reductions of their investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the
Administrator. Had such action not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	1.95	%(5)
Expenses after custodian fee reduction(4)	1.95	%(5)
Net investment income	4.05	%(5)
Net investment income per share	$0.359

(1)  For the period from the commencement of operations, December 7, 2004, to October 31, 2005.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Annualized.

See notes to financial statements

9

Eaton Vance Diversified Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Diversified Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 7, 2004. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund currently invests all of its investable assets in the following three registered investment companies (each, a Portfolio) managed by Eaton Vance or its affiliates: Boston Income Portfolio, Floating Rate Portfolio, and Government Obligations Portfolio (the Portfolios). Each Portfolio is organized as a New York Trust. The investment objectives and policies of the Portfolios together are the same as those of the Fund. The value of the Fund's investment in each Portfolio reflects the Fund's proportionate interest in the net assets of the Boston Income Portfolio, Floating Rate Portfolio, and Government Obligations Portfolio (3.9%, 1.0%, and 7.6%, respectively, at October 31, 2005. The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Boston Income Portfolio's valuation policies are as follows: Investments listed on securities exchanges or NASDAQ are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments and senior floating-rate loan interests (other than short-term obligations), including listed investments and investments for which quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there is no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Floating Rate Portfolio's valuation policies are as follows: The Portfolio's investments are primarily in interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund's investment adviser under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a Matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the

10

Eaton Vance Diversified Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. The value of interest rate swaps will be based on dealer quotations. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more then 60 days, unless in each case this is determined not to represent fair value. OTC options are valued at the mean between the bid and the asked price provided by dealers. Financial futures contracts listed on the commodity exchanges and exchange traded options are valued at closing settlement prices. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Government Obligations Portfolio's valuation policies are as follows: Debt securities (including collateralized mortgage obligations and certain mortgage backed securities ("MBS") normally are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $1,151,435 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2013.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and

11

Eaton Vance Diversified Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest all distributions in shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences between book and tax accounting relating to distributions primarily relate to the different treatment for pay down gains/losses on mortgage-backed securities by the Portfolios and premium amortization. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the period from the start of business, December 7, 2004 to October 31, 2005, was as follows:

Distributions declared from:

Ordinary income:	$4,889,043

For the period from the start of business, December 7, 2004 to October 31, 2005, accumulated paid-in-capital was decreased by $525,991, accumulated distributions in excess of net investment income was decreased by $1,146,970, resulting in undistributed net investment income, and accumulated net realized loss was increased by $620,979 12primarily due to differences between book and tax accounting for amortization/accretion, paydown losses and foreign currency transactions. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2005 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$334,531
Capital loss carryforwards	$(1,151,435)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for financial future contracts, the timing of recognizing distributions and wash sales.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares for the period from the start of business, December 7, 2004 to October 31, 2005, were as follows:

Class A	Period Ended October 31, 2005
Sales	9,912,542
Issued to shareholders electing to receive payments of distributions in Fund shares	173,874
Redemptions	(1,186,937)
Net increase	8,899,479
Class B	Period Ended October 31, 2005
Sales	2,374,101
Issued to shareholders electing to receive payments of distributions in Fund shares	30,814
Redemptions	(156,241)
Net increase	2,248,674
Class C	Period Ended October 31, 2005
Sales	9,369,671
Issued to shareholders electing to receive payments of distributions in Fund shares	131,513
Redemptions	(292,667)
Net increase	9,208,517

12

Eaton Vance Diversified Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Investment Advisor Fee and other Transactions with Affiliates

Eaton Vance Management (EVM) serves as the investment adviser and administrator of the Fund, providing the Fund with investment advisory services (relating to the investment of the Fund's assets in the Portfolios). EVM does not receive a fee for serving as the Fund's investment adviser and administrator. To enhance the net income of the Fund, EVM was allocated $26,533 of the Fund's operating expenses for the period from the start of business, December 7, 2004 to October 31, 2005. The Portfolios have engaged Boston Management & Research (BMR), a subsidiary of EVM, to render investment advisory services and the Fund is allocated its share of the investment advisory fee paid by each Portfolio in which it invests.

Except for Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, December 7, 2004 to October 31, 2005, no significant amounts have been deferred. Certain officers and Trustees of the Fund and Portfolios are officers of the above organization.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the period from the start of business, December 7, 2004 to October 31, 2005, EVM earned $3,798 in sub-transfer agent fees.

The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds principal underwriter, received $115,174 as its portion of the sales charge on sales of Class A for the period from the start of business, December 7, 2004 to October 31, 2005.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan), pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $70,907, and $278,708 for Class B and Class C shares, respectively, to or payable to EVD for the period from the start of business, December 7, 2004 to October 31, 2005, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $960,000, and $4,947,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the period from the start of business, December 7, 2004 to October 31, 2005, amounted to $96,069, $23,469 and $92,403 for Class A, Class B, and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second

13

Eaton Vance Diversified Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $31,000 and $13,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the period from the start of business, December 7, 2004 to October 31, 2005. There was no CDSC received on Class A shares.

7  Investment Transactions

For the period from the start of business, December 7, 2004 to October 31, 2005, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Boston Income Portfolio	$69,680,979	$5,001,249
Floating Rate Portfolio	68,508,882	4,115,197
Government Obligations Portfolio	69,342,922	4,256,553

8  Investment in Portfolios

For the period from the start of business, December 7, 2004 to October 31, 2005, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

	Boston Income Portfolio	Floating Rate Portfolio	Government Obligations Portfolio	Total
Interest income	$2,411,305	$1,586,025	$1,055,915	$5,053,245
Dividend income	16,141	18	—	16,159
Security lending income	—	—	54,770	54,770
Expenses	(184,416)	(152,212)	(215,666)	(552,294)
Net investment income	$2,243,030	$1,433,831	$895,019	$4,571,880
Net realized gain (loss) —
Investment transactions (identified cost basis)	$(567,562)	$(89,311)	$(8,531)	$(665,404)
Financial futures contracts	—	—	19,597	19,597
Swap contracts	(704)	4,873	—	4,169
Foreign currency and forward foreign currency exchange contract transactions	16,236	30,928	—	47,164
Net realized gain (loss)	$(552,030)	$(53,510)	$11,066	$(594,474)
Change in unrealized appreciation (depreciation)
Investments	$(824,948)	$(28,492)	$(375,599)	$(1,229,039)
Financial futures contracts	—	—	43,885	43,885
Swap contracts	14,752	(198)	—	14,554
Foreign currency and forward foreign currency exchange contracts	(755)	37,380	—	36,625
Net change in unrealized appreciation (depreciation)	$(810,951)	$8,690	$(331,714)	$(1,133,975)

14

Diversified Income Fund as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Income Fund (the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for the period from December 7, 2004, the commencement of operations, to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2005

15

Eaton Vance Diversified Income Fund as of October 31, 2005

FEDERAL TAX INFORMATION

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

The Eaton Vance Diversified Income Fund (the "Fund") is a fund of funds which invests in three Portfolios for which Boston Management and Research ("BMR") serves as investment adviser: Boston Income Portfolio; Floating Rate Portfolio; and Government Obligations Portfolio (together, the "Portfolios"). Eaton Vance Management ("Eaton Vance") serves as the investment adviser to the Fund.

The investment advisory agreement between the Fund and Eaton Vance was approved by the Board of Trustees on November 15, 2004 in connection with the organization of the Fund. In considering the approval of the Fund's investment advisory agreement with Eaton Vance, the Special Committee of the Board of Trustees noted that the agreement relates to Eaton Vance's management of the ongoing allocation of the Fund's assets among the Portfolios and that Eaton Vance is not charging an advisory fee for such services. It was further noted that, since the Fund intends to invest approximately equally in the three Portfolios and will rebalance its assets whenever allocations exceed plus or minus three percent of the Fund's pre-determined fixed allocation percentages, it is not anticipated that Eaton Vance will regularly engage in significant active allocation of Fund assets.

The investment advisory agreements between BMR and each Portfolio were approved on March 21, 2005 in connection with the annual review of investment advisory agreements. In considering the approval of the Portfolios' investment advisory agreements, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements with the Portfolios. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of each Portfolio with those of comparable funds;

•  An independent report comparing the expense ratios of Eaton Vance funds that invest solely in the Portfolios to those of comparable funds;

•  Information regarding investment performance (including on a risk-adjusted basis) of other Eaton Vance funds that invest solely in the Portfolios in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Portfolio assets including in particular the valuation of senior loan portfolios and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Portfolio for the services described therein.

The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreements. The Special Committee noted the benefits of the investment adviser's extensive in-house research capabilities and the other resources available to the investment adviser. The Special Committee noted the experience of the 26 bank loan investment professionals and other personnel who would provide services under the Floating Rate Portfolio's investment advisory agreement, including four portfolio managers and 15 analysts. Many of these portfolio managers and analysts have previous experience working for commercial banks and other lending institutions. In addition, for High Income Portfolio, the Special Committee considered the investment adviser's high-yield portfolio management team, including portfolio managers who perform their own investment and credit analysis and analysts who evaluate issuers' financial resources, operating history and sensitivity to economic conditions. The Special Committee also took into account the time and attention to be devoted by senior management to each Portfolio and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolios and concluded that the human resources available to the investment adviser were appropriate to fulfill its duties on behalf of each Portfolio.

17

Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by each Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In its review of comparative information with respect to investment performance, the Special Committee concluded that each Portfolio had performed within a range that the Special Committee deemed competitive. In reviewing the information regarding expense ratios, the Special Committee concluded that the expense ratios of each Portfolio are reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolios and for all Eaton Vance funds as a group. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolios and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from managing each of the Portfolios, noting in particular that the assets of Boston Income Portfolio increased materially in 2004. The Special Committee requested, and the investment adviser agreed to implement, advisory fee breakpoints for Boston Income Portfolio. The Special Committee concluded that the fee breakpoints which are now in place for each Portfolio will allow for an equitable sharing of such benefits, when realized, with such Portfolios and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of each of the investment advisory agreements with the Portfolios, including the fee structures, is in the interests of shareholders.

18

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Floating Rate Portfolio (FRP) and Government Obligations Portfolio (GOP) (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of GOP since 1992; of FRP since 2000 and of BIP since 2001	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1986; of GOP since 1993; of FRP since 2000 and of BIP since 2001	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner Covington & Burling, Washington, DC (1991-2000).	161	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of GOP since 1993; of FRP since 2000 and of BIP since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

19

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust and GOP since 1998; of FRP since 2000 and of BIP since 2001	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of BIP	Since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President of FRP	Since 2000	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

20

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Susan Schiff 3/31/61	Vice President of the Trust and GOP	Vice President of the Trust since 2002 and of GOP since 1993	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	President of FRP	Since 2002(2)	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	President of GOP	Since 2002(2)	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of BIP	Since 2002(2)	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005(3); of the Portfolios since 2002(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust and GOP since 1997; of FRP since 2000 and of BIP since 2001	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Swaffield served as Vice President of FRP since 2000, Mr. Venezia served as Vice President of GOP since 1993, Mr. Weilheimer served as Vice President of BIP since 2001, and Ms. Campbell served as Assistant Treasurer of GOP since 1998, of FAP since 2000 and of BIP since 2001.

(3)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

21

Investment Adviser of Eaton Vance Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110-1707

Eaton Vance Diversified Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

2320-12/05  DISRC

[GRAPHIC at top left: Eaton Vance logo]

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Annual Report October 31, 2005

[GRAPHIC at center left: New York Stock Exchange flag]

EATON VANCE EQUITY RESEARCH FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions  identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

*               Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

*               None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).  In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

*               Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

*               We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party

1

financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

2

Eaton Vance Equity Research Fund as of October 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Walter Row
Investment Team Leader

The Fund

Performance for the Past Year

•                  During the year ended October 31,2005, the Fund’s Class A shareshad a total return of 12.74%. This return was the result of an increase in net asset value (NAV) per share to $12.15 on October 31, 2005, from $10.81 on October 31, 2004, and the reinvestment of $0.035 per share in dividend income.(1) Effective June 13, 2005, the Fund’s outstanding shares were classified as Class A shares.

•                  For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (the S&P 500) – a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance – had a total return of 8.72% during the period.(2)

Management Discussion

•                  Although markets remained choppy during the 12 months ended October 31, 2005, U.S. equities generally ended the period with positive returns. Increased market volatility was a reflection of investor anxiety over rising interest rates, inflation fears and recordlevel oil prices, as well as the effects of a damaging hurricane season in the South.

•                  Despite these headwinds, the U.S. economy proved resilient during the year. The negative effects of higher interest rates and energy prices were offset by improvements in employment and capital spending among those corporations that benefited from higher cash flows. In addition, corporate earnings generally were strong across a range of industry sectors. The effects of the hurricanes were largely regional, and did not have a significant effect on the broader national economy.

•                  For the 12-month period ended October 31, 2005, the leading economic sectors within the S&P 500 were energy and utilities.(2) The lagging sectors were telecom services and financials. On the back of strong performance in energy and utilities, the value style of investing outperformed the growth style during the period, while small-capitalization companies generally outperformed large-cap companies.

•                  The Fund’s returns were positive during the period and outpaced those of the S&P 500.(2) The investment objective of the Fund is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Fund generally maintains investments in all or substantially all of the market sectors represented in the S&P 500.(2) The Fund’s holdings are selected by a team of equity research analysts, with each analyst responsible for investments in his or her area of research coverage. Allocations among market sectors are determined by the analysts under the direction of the investment team leader, using the market sector weightings of the S&P 500 as a benchmark.(2) Because the sector weightings of the Fund are generally similar to those of its benchmark over time, stock selection is normally the primary driver of the Fund’s relative performance.

•                  In selecting and managing the Fund’s securities portfolio, the team of equity research analysts makes investment judgments primarily on the basis of fundamental research analysis. Fundamental research involves consideration of the various company-specific and general business, economic and market factors that may influence the future performance of individual companies and their stock prices.

•                  The Fund’s positive performance during the period was driven primarily by stock selections in the financial and consumer discretionary sectors. Representation in regional bank stocks, consumer lending, and specialty retailing helped drive the performance of the Fund during this time period. Additionally, avoiding a significantly underperforming stock in its benchmark, that of an online auction company, helped the Fund’s relative performance. The Fund was adversely affected by negative performance in certain information technology and industrial stocks held.

The views expressed throughout this report are those of the investment team and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 5.75% maximum sales charge. If the sales charge were deducted, the returns would be lower.

(2)       It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance Equity Research Fund as of October 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. Effective June 13, 2005, the Fund’s outstanding shares were classified as Class A shares. From inception, the Fund’s expenses were voluntarily subsidized to limit Annual Fund Operating Expenses to 1.40%. Absent the subsidy, Fund performance would have been lower. Prior to August 26, 2005, the Fund was not actively marketed and had few shareholders. The Fund will not change its objective, principal policies or portfolio management structure during its fiscal year ending October 31, 2006. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of Class A shares of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*
Average Annual Total Returns (at net asset value)
One Year	12.74%
Life of Fund†	5.09
SEC Average Annual Total Returns (including sales charge)
One Year	6.25%
Life of Fund†	3.55

† Inception Date – 11/01/01

*                 Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A. If the sales charge was deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Common Stock Investments by Sector†

By net assets

†As of October 31, 2005. Fund information may not be representative of the Fund’s current or future investments and are subject to change due to active management.

**Source: Thomson Financial. Class A of the Fund commenced investment operations on 11/1/01.

It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

Eaton Vance Equity Research Fund as of October 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Equity Research Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)
Actual
Class A	$1,000.00	$1,083.80	$5.94

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.50	$5.75

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.13% for Class A shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005.

4

Eaton Vance Equity Research Fund as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 94.9%

Security	Shares	Value
Aerospace and Defense — 2.9%
General Dynamics Corp.	113	$13,142
Lockheed Martin Corp.	175	10,598
Northrop Grumman Corp.	187	10,033
United Technologies Corp.	335	17,179
		$50,952

Air Freight & Logistics — 0.7%
FedEx Corp.	123	$11,307

Auto Components — 0.6%
Borg-Warner, Inc.	176	$10,206

Banks — 4.9%
Anglo Irish Bank Corp. plc	600	$8,131
Bank of America Corp.	547	23,926
Bank of Nova Scotia (The)	275	10,004
BNP Paribas S.A.	60	4,548
HBOS plc	275	4,063
KBC Group N.V.	60	4,887
Marshall and Ilsley Corp.	90	3,866
National City Corp.	135	4,351
Standard Chartered plc	205	4,306
SunTrust Banks, Inc.	105	7,610
Wells Fargo & Co.	152	9,150
Western Alliance Bancorp.(1)	7	195
		$85,037

Beverages — 1.6%
Anheuser-Busch Cos., Inc.	195	$8,046
PepsiCo, Inc.	335	19,792
		$27,838

Biotechnology — 2.6%
Abgenix, Inc.(1)	238	$2,475
Amgen, Inc.(1)	276	20,910
CV Therapeutics, Inc.(1)	238	5,964
Genzyme Corp.(1)	155	11,206
MedImmune Inc.(1)	131	4,582
		$45,137

Chemicals — 1.4%
Ecolab Inc.	410	$13,563
Monsanto Co.	170	10,712
		$24,275

Commercial Services & Supplies — 0.5%
Cendant Corp.	300	$5,226
PHH Corp.(1)	15	422
Resources Connection, Inc. (1)	135	3,854
		$9,502

Communications Equipment — 2.2%
Cisco Systems, Inc.(1)	590	$10,295
Corning, Inc.(1)	1,392	27,965
		$38,260

Computers & Business Equipment — 2.0%
Apple Computer, Inc.(1)	135	$7,775
Dell, Inc.(1)	182	5,802
International Business Machines Corp.	256	20,961
		$34,538

Consumer Finance — 1.5%
Student Loan Corp.	119	$26,085

Electrical Equipment — 1.3%
Emerson Electric Co.	305	$21,213
GrafTech International, Ltd.(1)	254	1,245
		$22,458

See notes to financial statements

Security	Shares	Value
Electronics - Semiconductors — 5.8%
Advanced Micro Devices, Inc.(1)	285	$6,618
Analog Devices, Inc.	363	12,625
Applied Materials, Inc.	476	7,797
ASML Holding N.V.(1)	690	11,716
Broadcom Corp., Class A (1)	70	2,972
Intel Corp.	500	11,750
Linear Technology Corp.	250	8,303
Marvell Technology Group, Ltd.(1)	142	6,590
Maxim Integrated Products, Inc.	257	8,913
Microchip Technology, Inc.	260	7,844
Silicon Laboratories, Inc.(1)	142	4,568
Texas Instruments Inc.	269	7,680
Varian Semiconductor Equipment Associates, Inc.(1)	95	3,593
		$100,969

Energy Equipment & Services — 4.1%
Halliburton Co.	433	$25,590
Nabors Industries Ltd.(1)	300	20,589
Transocean Inc.(1)	418	24,031
		$70,210

Financial Services - Diversified — 1.8%
Citigroup, Inc.	686	$31,405

Food Products — 1.7%
Nestle SA, ADR	401	$29,816

Health Care Equipment & Supplies — 1.8%
Baxter International, Inc.	196	$7,493
Immucor, Inc.(1)	25	648
Medtronic, Inc.	199	11,275
Thoratec Corp.(1)	202	3,996
Zimmer Holdings, Inc.(1)	128	8,163
		$31,575

Health Care Services — 4.1%
Aetna, Inc.	140	$12,398
AmerisourceBergen Corp.	102	7,780
Caremark Rx, Inc.(1)	457	23,947
Emdeon Corp.(1)	321	2,953
HCA Inc.	163	7,855
WellPoint, Inc.(1)	220	16,430
		$71,363

Hotels, Restaurants & Leisure — 1.4%
Carnival Corp.	232	$11,523
McDonald’s Corp.	254	8,026
Starwood Hotels & Resorts Worldwide, Inc.	70	4,090
		$23,639

Household Durables — 0.6%
D. R. Horton, Inc.	225	$6,905
Ryland Group, Inc., (The)	57	3,836
		$10,741

Household Products — 2.3%
Procter & Gamble Co.	702	$39,305

Industrial Conglomerates — 2.5%
General Electric Co.	1,291	$43,778

Insurance — 4.5%
AFLAC Inc.	248	$11,849
Allstate Corp., (The)	293	15,467
Berkshire Hathaway, Inc., Class B (1)	5	14,075
First American Corp., (The)	195	8,545
MetLife, Inc.	159	7,856
Progressive Corp.	111	12,855
Stewart Information Services Corp.	95	4,838
XL Capital Ltd., Class A	36	2,306
		$77,791

See notes to financial statements

2

Security	Shares	Value
Internet Software & Services — 0.6%
Google Inc., Class A(1)	28	$10,420

Investment Services — 3.9%
Affiliated Managers Group, Inc.(1)	111	$8,519
Goldman Sachs Group, Inc.	124	15,670
Legg Mason, Inc.	96	10,302
Lehman Brothers Holdings Inc.	127	15,198
Merrill Lynch & Co., Inc.	273	17,674
		$67,363

IT Consulting & Services — 1.3%
CheckFree Corp.(1)	100	$4,250
Euronet Worldwide, Inc.(1)	140	3,934
MoneyGram International, Inc.	195	4,739
Paychex, Inc.	240	9,302
		$22,225

Machinery — 1.7%
Danaher Corp.	272	$14,171
Deere & Co.	239	14,503
		$28,674

Media — 2.9%
Getty Images, Inc.(1)	100	$8,301
McGraw-Hill Companies, Inc., (The)	354	17,325
Omnicom Group, Inc.	67	5,558
Time Warner Inc.	725	12,927
Viacom, Inc., Class B	194	6,008
		$50,119

Metals & Mining — 2.0%
Alcan Inc.	95	$3,011
Companhia Vale do Rio Doce, ADR	258	10,663
Goldcorp Inc.	390	7,784
Inco Ltd.	134	5,389
Novelis Inc.	19	374
Teck Cominco Ltd., Class B	184	$7,762
		$34,983

Oil & Gas — 5.4%
Amerada Hess Corp.	101	$12,635
Marathon Oil Corp.	135	8,122
Suncor Energy Inc.	430	23,061
Total SA, ADR	129	16,257
Valero Energy Corp.	80	8,419
Williams Cos., Inc. (The)	1,095	24,419
		$92,913

Paper & Forest Products — 0.5%
Georgia-Pacific Corp.	135	$4,392
Weyerhaeuser Co.	65	4,117
		$8,509

Personal Products — 0.6%
Estee Lauder Cos., Class A	319	$10,581

Pharmaceuticals — 4.4%
Johnson & Johnson Co.	322	$20,164
King Pharmaceuticals, Inc.(1)	232	3,580
Lilly (Eli) & Co.	82	4,083
Penwest Pharmaceuticals Co.(1)	250	3,965
Pfizer, Inc.	1,065	23,153
Sepracor, Inc.(1)	125	7,031
Wyeth	329	14,660
		$76,636

Real Estate — 0.5%
Boston Properties, Inc.	60	$4,153
Simon Property Group, Inc.	51	3,653
		$7,806

See notes to financial statements

3

Security	Shares	Value
Retail - Food & Staples — 2.8%
Walgreen Co.	390	$17,718
Wal-Mart Stores, Inc.	634	29,995
		$47,713

Retail - Multiline — 0.9%
Federated Department Stores, Inc.	125	$7,671
Target Corp.	139	7,741
		$15,412

Retail - Specialty — 1.7%
Bed Bath & Beyond Inc.(1)	185	$7,496
Best Buy Co., Inc.	165	7,303
Home Depot, Inc.	347	14,241
		$29,040

Software Services — 3.1%
Magma Design Automation, Inc.(1)	320	$2,778
Microsoft Corp.	1,097	28,193
Oracle Corp.(1)	1,139	14,443
Symantec Corp.(1)	360	8,586
		$54,000

Telecommunication Services - Diversified — 1.0%
Verizon Communications Inc.	535	$16,858

Telecommunication Services - Wireless — 1.7%
Vodafone Group plc, ADS	1,120	$29,411

Textiles, Apparel & Luxury Goods — 0.7%
Nike Inc., Class B	95	$7,985
Polo Ralph Lauren Corp., Class A	95	4,674
		$12,659

Thrifts & Mortgage Finance — 1.7%
Countrywide Financial Corp.	630	$20,015
Doral Financial Corp.	142	1,216
IndyMac Bancorp, Inc.	110	$4,106
Northern Rock plc	255	3,588
R & G Financial Corp., Class B	116	1,137
		$30,062

Tobacco — 1.5%
Altria Group, Inc.	342	$25,667

Utilities - Gas — 0.6%
Questar Corp.	130	$10,238

Utilities - Electric — 2.6%
Exelon Corp.	210	$10,926
TXU Corp.	334	33,651
		$44,577

Total Common Stocks (identified cost $1,438,901)		$1,642,053

Total Investments — 94.9% (identified cost $1,438,901)		$1,642,053

Other Assets, Less Liabilities — 5.1%		$88,292

Net Assets — 100.0%		$1,730,345

(1) Non-income producing security.

ADR - American Depository Receipt

ADS - American Depository Share

See notes to financial statements

4

Eaton Vance Equity Research Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities As of October 31, 2005
Assets
Investments, at value (identified cost, $1,438,901)	$1,642,053
Cash	36,420
Foreign currency, at value (identified cost, $43)	42
Receivable for investments sold	13,382
Dividends receivable	722
Tax reclaim receivable	49
Receivable from the Adviser	76,214
Total assets	$1,768,882

Liabilities
Payable to affiliate for service fees	$360
Payable for investments purchased	14,335
Accrued expenses	23,842
Total liabilities	$38,537
Net Assets	$1,730,345

Sources of Net Assets
Paid-in capital	$1,447,576
Accumulated net realized gain (computed on the basis of identified cost)	78,059
Accumulated undistributed net investment income	1,637
Net unrealized appreciation (computed on the basis of identified cost)	203,073
Total	$1,730,345

Class A Shares
Net Assets	$1,730,345
Shares Outstanding	142,384
Net Asset Value and Redemption Price Per Share (net assets shares of beneficial interest outstanding)	$12.15
Maximum Offering Price Per Share (100 [DIV] 94.25 of $12.15)	$12.89

Statement of Operations
For the Year Ended
October 31, 2005
Investment Income
Dividends (net of foreign taxes, $336)	$24,536
Interest	424
Total investment income	$24,960
Expenses—
Investment adviser fee	$10,085
Administration fee	2,334
Service fees - Class A	3,890
Custodian fee	8,742
Legal and accounting services	33,316
Printing and postage	6,932
Registration fees	35,366
Transfer and dividend disbursing agent fees	568
Miscellaneous	6,934
Total expenses	$108,167
Deduct—
Waiver and reimbursement of expenses by the Adviser and/or Administrator	$88,633
Reduction of custodian fee	8
Total expense reductions	$88,641
Net expenses	$19,526
Net investment income	$5,434

Realized and Unrealized Gain (Loss)
Net realized gain (loss)—
Investment transactions (identified cost basis)	$100,529
Foreign currency transactions	27
Net realized gain	$100,556
Change in unrealized appreciation (depreciation)—
Investments (identified cost basis)	$76,613
Foreign currency	(79)
Net change in unrealized appreciation (depreciation)	$76,534
Net realized and unrealized gain	$177,090
Net increase in net assets from operations	$182,524

See notes to financial statements

5

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2005	October 31, 2004
From operations—
Net investment income	$5,434	$724
Net realized gain (loss) on investments and foreign currency transactions	100,556	48,772
Net change in unrealized appreciation (depreciation) from investments	76,534	43,797
Net increase in net assets from operations	$182,524	$93,293

Distributions to Shareholders:
From net investment income	$(4,361)	$(811)

Total distributions to shareholders	$(4,361)	$(811)
Transactions in shares of beneficial interest—
Proceeds from sale of share	$784,868	$410,096
Net asset value of shares issued to shareholders in payment of distributions declared	4,361	811
Cost of shares redeemed	(532,825)	(156,590)
Net increase in net assets from Fund share transactions	$256,404	$254,317
Net increase in net assets	$434,567	$346,799

Net Assets
At beginning of year	$1,295,778	$948,979
At end of year	$1,730,345	$1,295,778

Accumulated undistributed net investment income included in net assets
At end of year	$1,637	$537

See notes to financial statements

6

Financial Highlights

	Class A
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)(3)
Net asset value— Beginning of year	$10.810	$9.860	$8.400	$10.000

Income (loss) from operations
Net investment income (loss)	$0.041	$0.007	$0.007	$(0.001)
Net realized and unrealized gain (loss)	1.334	0.952	1.453	(1.599)
Total income (loss) from operations	$1.375	$0.959	$1.460	$(1.600)

Less distributions
From net investment income	$(0.035)	$(0.009)	$—	$—
Total distributions	$(0.035)	$(0.009)	$—	$—
Net asset value— End of year	$12.150	$10.810	$9.860	$8.400
Total Return(2)	12.74%	9.73%	17.38%	(16.00)%

Ratios/Supplemental Data +
Net assets, end of period (000’s omitted)	$1,730	$1,296	$949	$686
Ratios (As a percentage of average daily net assets):
Net expenses	1.25%	1.40%	1.40%	1.45%
Net expenses after custodian fee reduction	1.25%	1.40%	1.40%	1.40%
Net investment income (loss)	0.35%	0.07%	0.08%	(0.01)%

Portfolio Turnover	93%	70%	64%	90%

+      The operating expenses of the Fund reflect a waiver of the investment adviser fee, a waiver of the administration fee, and an allocation of expenses to the Adviser. Had such actions not been taken, the ratios and the net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	6.95%	5.67%	6.67%	7.22%
Expenses after custodian fee reduction	6.95%	5.67%	6.67%	7.17%
Net investment loss	(5.34)%	(4.20)%	(5.19)%	(5.78)%
Net investment loss per share	$(0.627)	$(0.441)	$(0.461)	$(0.552)

(1)   Net investment income (loss) per share was computed using average shares outstanding.

(2)   Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(3)   Class A commenced operations on November 1, 2001.

See notes to financial statements

7

Eaton Vance Equity Research Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Equity Research Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust) and commenced operations on November 1, 2001. The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective June 13, 2005, the Fund’s outstanding shares were classified as Class A shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles  generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. During the year ended October 31, 2005, capital loss carryovers of $21,262 were utilized to offset realized gains.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund’s custodian fees are reported as a reduction of total expenses in the Statement of Operations. All credit balances used to reduce the Fund’s custodian fee are reported as a reduction of expenses on the Statement  of Operations.

F  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

8

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

2  Distributions to Shareholders

It is the present policy of the Fund to distribute annually substantially all of the net investment income of the Fund and to distribute, at least annually, substantially all of its net realized capital gains, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 was  as follows:

	Year Ended	Year Ended
	October 31, 2005	October 31, 2004
Distributions declared from:
Ordinary income	$4,361	$811

During the year ended October 31, 2005, accumulated undistributed net investment income was increased by $27 and accumulated net realized gain was decreased by $27  primarily due to differences between book and tax accounting for foreign currency gains. These changes had no effect on the net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated undistributed net investment income	$1,637

Accumulated undistributed net realized gain	$88,528

Unrealized gain	$192,604

The differences between components of distributable  earnings (accumulated losses) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

3  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

	Year Ended	Year Ended
Class A	October 31, 2005	October 31, 2004
Sales	69,579	38,762

Issued to shareholders electing to receive payments of distributions in Fund shares	378	79

Redemptions	(47,423)	(15,238)
Net increase	22,534	23,603

At October 31, 2005, Eaton Vance Management (EVM) and an EVM retirement plan owned 30% and 54%, respectively, of the outstanding shares of the Fund.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. EVM receives a monthly advisory fee equal to 0.65% (annually) of the average daily net assets  of the Fund up to $500 million and at reduced rates as  daily net assets exceed that level. For the year ended October 31, 2005, the fee amounted to $10,085, all of which was waived. An administrative fee is earned by EVM as compensation for administering certain business affairs of the Fund. The fee is equal to 0.15% (annually) of the average daily net assets of the Fund. For the year ended October 31, 2005, the fee amounted to $2,334, all of which was waived. Eaton Vance has contractually agreed to limit net annual Fund operating expenses to 1.40% for Class A. The expense limitation will continue for at least one year, beginning on August 26, 2005. There is no guarantee the expense limitation will continue beyond such date. For the year ended October 31, 2005, EVM has voluntarily agreed to further limit net annual Fund operating expenses to 1.25% for Class A. This voluntary expense reduction could be terminated at any time. Pursuant to this voluntary expense reduction, EVM was allocated $76,214 of the Fund’s operating expenses. EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based on the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2005, EVM earned $56 in sub-transfer agent fees from the Fund.

Except as to Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Trustees of the Fund who are not affiliated with

9

the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have  been deferred. Certain officers and Trustees of the Fund are officers of the above organization. The Fund did not pay any Trustees fees during the year ended October 31, 2005.

5  Service Plan

The Trust has in effect a Service Plan (The Plan) for the Fund. The Plan authorizes the Fund to make payments of service fees to Eaton Vance Distributor’s, Inc. (EVD), investment dealers and other persons in amounts equal to 0.25% (annually) of the Fund’s average daily net assets. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees accrued or paid for the year ended October 31, 2005 amounted to $3,890.

6  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $1,593,864 and $1,393,491,  respectively, for the year ended October 31, 2005.

7  Federal Income Tax Basis of Unrealized  Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$1,449,370
Gross unrealized appreciation	$243,317
Gross unrealized depreciation	(50,634)
Net unrealized appreciation	$192,683

The net unrealized depreciation on foreign currency at October 31, 2005 was $79.

10

Eaton Vance Equity Research Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Eaton Vance Equity Research Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Equity Research Fund, a series of Eaton Vance Mutual Funds Trust (the “Fund”), at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2005

11

Eaton Vance Equity Research Fund as of October 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $24,245, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2005 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

12

The investment advisory agreement between Eaton Vance Equity Research Fund (the “Fund”) and its investment adviser, Eaton Vance Management (“Eaton Vance”), provides that the agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreement, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

*                 An independent report comparing the advisory fees of the Fund with those of comparable funds;

*                 An independent report comparing the expense ratio of the Fund to those of comparable funds;

*                 Information regarding Fund investment performance;

*                 The economic outlook and the general investment outlook in relevant investment markets;

*                 Eaton Vance’s results and financial condition and the overall organization of the investment adviser;

*                 The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

*                 The allocation of brokerage and the benefits received by the investment adviser as the result of brokerage allocation;

*                 Eaton Vance’s management of the relationship with the custodian, subcustodians and fund accountants;

*                 The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

*                 The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

*                 The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered the investment adviser’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee specifically noted the investment adviser’s in-house equity research capabilities. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

In its review of Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund’s expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser’s profits in providing investment management services for the Fund and for all Eaton Vance funds as a group, as well as the investment adviser’s implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Fund may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Fund. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Special Committee further considered voluntary fee waivers by and an expense allocation to Eaton Vance. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Fund, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the shareholders of the Fund.

13

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

14

Eaton Vance Equity Research Fund

MANAGEMENT AND ORGANIZATION

Fund Management

The Trustees of Eaton Vance Mutual Funds Trust (the Trust), are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109. As used below, “EVC” means Eaton Vance Corporation, “EV” means Eaton Vance, Inc., “EVM” means Eaton Vance Management, “BMR” means Boston Management and Research and “EVD” means Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name and	with the	Length of	Principal Occupation(s)	Overseen	Directorships
Date of Birth	Trust	Service	During Past Five Years	By Trustee(1)	Held
Interested Trustee
James B. Hawkes 11/9/41	Trustee	Since 1991	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	161	Director of EVC

15

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name and	with the	Length of	Principal Occupation(s)	Overseen	Directorships
Date of Birth	Trust	Service	During Past Five Years	By Trustee(1)	Held
Noninterested Trustees
Benjamin C. Esty 1/26/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration. (2000-2003).	152	None
Samuel L. Hayes, III 2/23/35	Trustee	Trustee since since 1986 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)
William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None
Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

16

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name and	with the	Length of	Principal Occupation(s)	Overseen	Directorships
Date of Birth	Trust	Service	During Past Five Years	By Trustee(1)	Held
Norton H. Reamer 9/21/35	Trustee	Since 1986

President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director, Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds).

				161	None
Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None
Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

17

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years
Principal Officers Who Are Not Trustees
Thomas E. Faust Jr. 5/31/58	President	Since 2002

Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.
Cynthia J. Clemson 8/20/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.
Kevin S. Dyer 2/21/75	Vice President	Since 2005	Asssistant Vice President of EVM and BMR. Officer of 24 registered companies managed by EVM or BMR.
Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.
Michael R. Mach 7/15/47	Vice President	Since 1999	Vice President of EVM and BMR. Officer of 32 investment companies managed by EVM or BMR.
Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.
Duncan W. Richardson 10/26/57	Vice President	Since 2001	Senior Vice President and Chief Equity Investment Officer of Eaton Vance and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

18

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years
Walter A. Row, III 7/20/57	Vice President	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.
Judith A. Saryan 3/31/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.
Susan Schiff 3/31/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.
Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.
Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.
Paul M. O’Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)          Includes both master and feeder funds in a master-feeder structure.

(2)          Prior to 2005, Ms. Campbell served as Assistant Treasurer since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-225-6265.

19

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Investment Adviser and Administrator of Eaton Vance Equity Research Fund

Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian

Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent

PFPC Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Eaton Vance Equity Research Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1325-12/05	ERSRC

Annual Report October 31, 2005

EATON VANCE FLOATING-RATE FUND

IMPORTANT NOTICES REGARDING PRIVACY,

DELIVERY OF SHAREHOLDER DOCUMENTS,

PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•    Only such information received from you, through application forms or otherwise, and information about your Eaton Vancefund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•    None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (whichincludes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•    Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protectthe confidentiality of such information.

•    We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want toreview our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of

Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance

Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/

broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at

1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in

Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton

Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended

June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Floating-Rate Fund as of October 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•    The Fund’s Class A shares distributed $0.427 in income dividends during the year ended October 31, 2005. Based on the Class A most recent distribution and a $10.22 net asset value on October 31, 2005, the Fund had a distribution rate of 5.18%.(1) The Class A SEC 30-day yield at October 31, 2005 was 5.13%.(2)

•    The Fund’s Class B shares distributed $0.339 in income dividends during the year ended October 31, 2005. Based on the Class B most recent distribution and a $9.87 net asset value on October 31, 2005, the Fund had a distribution rate of 4.43%.(1) The Class B SEC 30-day yield at October 31, 2005 was 4.49%.(2)

•    The Fund’s Class C shares distributed $0.339 in income dividends during the year ended October 31, 2005. Based on the Class C most recent distribution and a $9.87 net asset value on October 31, 2005, the Fund had a distribution rate of 4.43%.(1) The Class C SEC 30-day yield at October 31, 2005 was 4.49%.(2)

•    The Fund’s Class I shares distributed $0.438 in income dividends during the year ended October 31, 2005. Based on the Class I most recent distribution and a $9.88 net asset value on October 31, 2005, the Fund had a distribution rate of 5.43%.(1) The Class I SEC 30-day yield at October 31, 2005 was 5.50%.(2)

•    The Fund’s Advisers Class shares distributed $0.413 in income dividends during the year ended October 31, 2005. Based on the Adviser Class most recent distribution and a $9.88 net asset value on October 31, 2005, the Fund had a distribution rate of 5.18%.(1) The Advisers Class SEC 30-day yield at October 31, 2005 was 5.24%.(2)

The Fund’s Investments

•    Floating Rate Portfolio’s investments included 481 borrowers at October 31, 2005 with an average loan size of just 0.20% of total investments, and no industry constituting more than 8.0% of total investments. Building and development (including manufacturers of building products and companies that manage/own apartments, shopping malls and commercial office buildings, among others), health care, publishing, leisure goods/activities/movies and chemicals/ plastics were the largest industry weightings.

•    The loan market performed well, as short-term interest rates rose throughout the fiscal year. The London Inter-Bank Offered Rate (LIBOR) – the benchmark over which loan interest rates are typically set – kept pace with the Federal Reserve’s rate hikes, rising 175 basis points (1.75%) over the period. Yield spreads narrowed to just below their historical range, although there were signs that downward pressures were mitigating.

•    In the wake of Hurricanes Katrina and Rita, management identified approximately 10 companies that were directly impacted by the storms. While these loans suffered very little price impact, management nonetheless selectively reduced exposure to the hardest- hit companies, generally at prices above par. The hurricanes had little initial overall impact on the Portfolio.

•    The Portfolio expanded its investment universe to include European loans during the fiscal year, a move that, in management’s view, has helped the Portfolio diversify further. Management employed a hedging strategy to hedge the currency risk.

•    For the year ended October 31, 2005, the Fund’s Class I shares had a total return of 4.52% versus the 5.03% total return of the S&P/LSTA Leveraged Loan Index – an unmanaged index of U.S. dollar-denominated leveraged loans.(3) The Fund’s underperformance versus the Index was attributed to the Portfolio’s lower relative weightings in the riskier segments of the market, such as the auto and auto parts sector.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)       The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

(2)       The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(3)       It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance Floating-Rate Fund as of October 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and the S&P/LSTA leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (1)	Class A	Class B	Class C	Class I	Advisers Class
Average Annual Total Returns (at net asset value)
One Year	4.36%	3.48%	3.48%	4.52%	4.26%
Life of Fund†	4.37	3.10	3.11	4.17	3.88
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	1.97%	-1.52%	2.48%	4.52%	4.26%
Life of Fund†	3.42	2.73	3.11	4.17	3.88

† Inception Dates – Class A: 5/5/03; Class B: 2/5/01; Class C: 2/1/01; Class I: 1/30/01; Advisers Class: 2/7/01

(1)       Average Annual Total Returns at net asset value do not include the 2.25% maximum sales change for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. 1-year SEC returns for Class C reflect 1% CDSC. Advisers Class and Class 1 are offered to certain investors at net asset value. Class A, Advisers Class and Class I shares redeemed or exchanged within 90 days of settlement of purchase are subject to a 1% redemption fee.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Diversification by Industries (2)

By total investments

Building & Development	7.3%
Healthcare	6.4
Publishing	5.5
Chemicals & Plastics	5.2
Leisure Goods/Activities/Movies	4.8
Radio & Television	4.6
Telecommunications	4.2
Lodging & Casinos	4.1
Cable & Satellite Television	4.1
Business Equip. & Services	3.9
Automotive	3.9
Oil & Gas	3.8
Containers & Glass Products	3.7
Retailers (Except Food & Drug)	3.1
Utilities	2.6
Conglomerates	2.5
Electronics/Electrical	2.3
Financial Intermediaries	2.2
Nonferrous Metals/Minerals	2.1
Food Products	2.1%
Food Service	2.0
Aerospace & Defense	1.9
Forest Products	1.8
Food/Drug Retailers	1.7
Ecological Services & Equip.	1.3
Beverage & Tobacco	1.3
Industrial Equipment	1.2
Home Furnishings	1.2
Insurance	0.9
Equipment Leasing	0.8
Cosmetics/Toiletries	0.7
Drugs	0.6
Rail Industries	0.5
Clothing/Textiles	0.4
Surface Transport	0.3
Air Transport	0.2
Real Estate	0.2
Farming/Agriculture	0.2

(2)          Reflects the Fund's investments in Floating Rate Portfolio as of October 31, 2005. Industries are shown as a percentage of the Portfolio's total investments. Statistics may not be representative of current or future investments and are subject to change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate Class B vs. the S&P/LSTA Leveraged Loan Index*

February 28, 2001 – October 31, 2005

*   Sources: Thomson Financial; Bloomberg, L.P. Class B of the Fund commenced operations on 2/5/01.

The investment in Class B shares would have been valued at $11,312 after the deduction of the applicable CDSC. A $10,000 hypothetical investment at net asset value in Class A on 5/5/03, Class C on 2/1/01, Class I on 1/30/01 and Advisers Class on 2/7/01 would have been valued at $11,125, $11,565, $12,140 and $11,974, respectively, on 10/31/05. A $10,000 hypothetical investment in Class A shares of the Fund at maximum offering price would have been valued at $10,875. It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund Allocations (3)

By total investments

(3)          Reflects the Fund's investment in Floating Rate Portfolio as of October 31, 2005. Allocations are shown as a percentage of the Fund's total investments. Statistics may not be representative of current or future investments and are subject to change due to active management.

3

Eaton Vance Floating-Rate Fund as of October 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Floating-Rate Fund

	Beginning Account Value (5/1/05)	Ending Account Value (10/31/05)	Expenses Paid During Period* (5/1/05 — 10/31/05)
Actual
Class A	$1,000.00	$1,023.70	$5.20
Class B	$1,000.00	$1,018.80	$9.06
Class C	$1,000.00	$1,018.80	$9.06
Class I	$1,000.00	$1,024.00	$3.93
Advisers Class	$1,000.00	$1,022.60	$5.25

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.10	$5.19
Class B	$1,000.00	$1,016.20	$9.05
Class C	$1,000.00	$1,016.20	$9.05
Class I	$1,000.00	$1,021.30	$3.92
Advisers Class	$1,000.00	$1,020.00	$5.24

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.02% for Class A shares, 1.78% for Class B shares, 1.78% for Class C shares, 0.77% for Class I shares and 1.03% for Advisers Class shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Floating-Rate Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005
Assets
Investment in Floating-Rate Portfolio, at value (identified cost, $4,367,308,299)	$4,391,126,222
Receivable for Fund shares sold	34,014,365
Total assets	$4,425,140,587

Liabilities
Payable for Fund shares redeemed	$16,356,635
Dividends payable	5,895,697
Payable to affiliate for distribution and service fees	1,796,994
Payable to affiliate for administration fee	555,189
Payable to affiliate for Trustees’ fees	311
Accrued expenses	736,892
Total liabilities	$25,341,718
Net Assets	$4,399,798,869

Sources of Net Assets
Paid-in capital	$4,402,530,824
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(27,614,905)
Accumulated undistributed net investment income	1,065,027
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	23,817,923
Total	$4,399,798,869

Advisers Shares
Net Assets	$1,021,525,548
Shares Outstanding	103,394,108
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.88

Class A Shares
Net Assets	$1,521,459,504
Shares Outstanding	148,919,430
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.22
Maximum Offering Price Per Share (100 ÷ 97.75 of $10.22)	$10.46

Class B Shares
Net Assets	$264,403,418
Shares Outstanding	26,781,095
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.87

Class C Shares
Net Assets	$1,220,712,648
Shares Outstanding	123,629,520
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.87

Institutional Shares
Net Assets	$371,697,751
Shares Outstanding	37,620,706
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.88

On sales of $100,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended October 31, 2005

Investment Income
Interest allocated from Portfolio	$216,274,926
Dividends allocated from Portfolio	1,661
Expenses allocated from Portfolio	(22,461,986)
Net investment income from Portfolio	$193,814,601

Expenses
Administration fee	$6,206,999
Trustees’ fees and expenses	3,263
Distribution and service fees
Advisers	2,304,052
Class A	3,393,981
Class B	2,832,723
Class C	12,524,064
Transfer and dividend disbursing agent fees	2,649,432
Printing and postage	428,495
Registration fees	370,591
Legal and accounting services	114,679
Custodian fee	31,284
Miscellaneous	50,630
Total expenses	$30,910,193

Net investment income	$162,904,408

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (identified cost basis)	$(7,376,860)
Swap contracts	602,436
Foreign currency and forward foreign currency exchange contract transactions	2,861,341
Net realized loss	$(3,913,083)
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$540,379
Swap contracts	233,588
Foreign currency and forward foreign currency exchange contracts	2,606,816
Net change in unrealized appreciation (depreciation)	$3,380,783

Net realized and unrealized loss	$(532,300)

Net increase in net assets from operations	$162,372,108

See notes to financial statements

5

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004

From operations —
Net investment income	$162,904,408	$65,259,669
Net realized loss from investment transactions, swaps contracts and foreign currency transactions	(3,913,083)	(3,677,449)
Net change in unrealized appreciation (depreciation) from investments, swaps contracts, and foreign currency and forward foreign currency exchange contracts	3,380,783	17,210,780
Net increase in net assets from operations	$162,372,108	$78,793,000
Distributions to shareholders —
From net investment income
Advisers	$(39,001,842)	$(14,467,538)
Class A	(57,324,898)	(20,072,809)
Class B	(9,668,329)	(5,593,222)
Class C	(42,958,112)	(19,941,893)
Institutional	(14,430,342)	(5,449,485)
Total distributions to shareholders	$(163,383,523)	$(65,524,947)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers	$747,625,730	$753,074,132
Class A	972,878,427	1,131,262,241
Class B	30,913,245	111,294,564
Class C	376,985,189	741,095,811
Institutional	194,042,649	208,953,399
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers	26,241,048	9,932,496
Class A	38,568,305	11,853,279
Class B	6,058,271	3,418,305
Class C	26,630,813	12,288,099
Institutional	11,171,692	4,334,209
Cost of shares redeemed
Advisers	(534,004,863)	(255,026,292)
Class A	(649,174,855)	(267,561,815)
Class B	(66,392,552)	(62,757,558)
Class C	(410,788,362)	(255,430,226)
Institutional	(104,184,545)	(41,913,653)
Net asset value of shares exchanged
Class A	4,410,804	2,903,385
Class B	(4,410,804)	(2,903,385)
Redemption Fees	224,908	280,993
Net increase in net assets from Fund share transactions	$666,795,100	$2,105,097,984
Net increase in net assets	$665,783,685	$2,118,366,037

	Year Ended	Year Ended
Net Assets	October 31, 2005	October 31, 2004
At beginning of year	$3,734,015,184	$1,615,649,147
At end of year	$4,399,798,869	$3,734,015,184

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$1,065,027	$(82,182)

See notes to financial statements

6

Financial Highlights

	Class A
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of year	$10.210	$10.150	$10.000

Income (loss) from operations
Net investment income	$0.430	$0.282	$0.138
Net realized and unrealized gain	0.006 (3)	0.060	0.169
Total income from operations	$0.436	$0.342	$0.307

Less distributions
From net investment income	$(0.427)	$(0.282)	$(0.157)
Total distributions	$(0.427)	$(0.282)	$(0.157)
Redemption fees	$0.001	$0.000 (4)	$—
Net asset value — End of year	$10.220	$10.210	$10.150
Total Return(5)	4.36%	3.40%	3.09%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,521,460	$1,155,058	$273,365
Ratios (As a percentage of average daily net assets):
Net expenses(6)	1.03%	1.05%	1.09%	(7)
Net expenses after custodian fee reduction(6)	1.03%	1.05%	1.09%	(7)
Net investment income	4.21%	2.76%	2.81%	(7)
Portfolio turnover of the Portfolio	57%	67%	64%

(1)          Net investment income per share was computed using average shares outstanding.

(2)          For the period from the start of business, May 5, 2003, to October 31, 2003.

(3)          The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)          Amount represents less than $0.0005 per share.

(5)          Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)          Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)          Annualized.

See notes to financial statements

7

	Advisers
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(2)
Net asset value — Beginning of year	$9.880	$9.820	$9.560	$9.820	$10.000

Income (loss) from operations
Net investment income	$0.417	$0.274	$0.331	$0.413	$0.441
Net realized and unrealized gain (loss)	(0.005)	0.058	0.283	(0.256)	(0.181)
Total income from operations	$0.412	$0.332	$0.614	$0.157	$0.260

Less distributions
From net investment income	$(0.413)	$(0.272)	$(0.354)	$(0.415)	$(0.440)
From net realized gain	—	—	—	(0.002)	—
Total distributions	$(0.413)	$(0.272)	$(0.354)	$(0.417)	$(0.440)
Redemption fees	$0.001	$0.000 (3)	$—	$—	$—

Net asset value — End of year	$9.880	$9.880	$9.820	$9.560	$9.820
Total Return(4)	4.26%	3.43%	6.54%	1.56%	2.62%

Ratios/Supplemental Data†
Net assets, end of year (000’s omitted)	$1,021,526	$782,259	$271,723	$70,694	$54,425
Ratios (As a percentage of average daily net assets):
Net expenses(5)	1.03%	1.05%	1.09%	1.13%	1.14	%(6)
Net expenses after custodian fee reduction(5)	1.03%	1.05%	1.09%	1.13%	1.14	%(6)
Net investment income	4.21%	2.78%	3.40%	4.22%	5.37	%(6)
Portfolio Turnover of the Portfolio	57%	67%	64%	76%	52%

†                  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/adminstration fee, a reduction in the distribution and service fees, and an allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	1.23	%(6)
Expenses after custodian fee reduction(5)	1.23	%(6)
Net investment income	5.28	%(6)
Net investment income per share	$0.434

(1)          Net investment income per share was computed using average shares outstanding.

(2)          For the period from the start of business, February 7, 2001, to October 31, 2001.

(3)          Amount represents less than $0.0005 per share.

(4)          Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)          Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)          Annualized.

See notes to financial statements

8

	Class B
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(2)
Net asset value — Beginning of year	$9.870	$9.810	$9.560	$9.810	$10.000

Income (loss) from operations
Net investment income	$0.336	$0.198	$0.278	$0.339	$0.398
Net realized and unrealized gain (loss)	0.002 (3)	0.060	0.253	(0.246)	(0.191)
Total income from operations	$0.338	$0.258	$0.531	$0.093	$0.207

Less distributions
From net investment income	$(0.339)	$(0.198)	$(0.281)	$(0.341)	$(0.397)
From net realized gain	—	—	—	(0.002)	—
Total distributions	$(0.339)	$(0.198)	$(0.281)	$(0.343)	$(0.397)
Redemption fees	$0.001	$0.000 (4)	$—	$—	$—

Net asset value — End of year	$9.870	$9.870	$9.810	$9.560	$9.810
Total Return(5)	3.48%	2.65%	5.63%	0.91%	2.08%

Ratios/Supplemental Data†
Net assets, end of year (000’s omitted)	$264,403	$298,187	$247,494	$203,683	$196,237
Ratios (As a percentage of average daily net assets):
Net expenses(6)	1.78%	1.80%	1.84%	1.89%	1.84	%(7)
Net expenses after custodian fee reduction(6)	1.78%	1.80%	1.84%	1.89%	1.84	%(7)
Net investment income	3.40%	2.01%	2.87%	3.47%	4.86	%(7)
Portfolio Turnover of the Portfolio	57%	67%	64%	76%	52%

†                  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/adminstration fee, a reduction in the distribution and service fees, and an allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(6)	1.97	%(7)
Expenses after custodian fee reduction(6)	1.97	%(7)
Net investment income	4.73	%(7)
Net investment income per share	$0.387

(1)          Net investment income per share was computed using average shares outstanding.

(2)          For the period from the start of business, February 5, 2001, to October 31, 2001.

(3)          The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)          Amount represents less than $0.0005 per share.

(5)          Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)          Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)          Annualized.

See notes to financial statements

9

	Class C
	Year Ended October 31,
	2005(1)		2004(1)	2003(1)	2002(1)	2001(2)
Net asset value — Beginning of year	$9.870		$9.810	$9.560	$9.820	$10.000

Income (loss) from operations
Net investment income	$0.338		$0.198	$0.275	$0.339	$0.405
Net realized and unrealized gain (loss)	(0.000	)(3)	0.060	0.256	(0.256)	(0.181)
Total income from operations	$0.338		$0.258	$0.531	$0.083	$0.224

Less distributions
From net investment income	$(0.339)		$(0.198)	$(0.281)	$(0.341)	$(0.404)
From net realized gain	—		—	—	(0.002)	—
Total distributions	$(0.339)		$(0.198)	$(0.281)	$(0.343)	$(0.404)
Redemption fees	$0.001		$0.000 (4)	$—	$—	$—

Net asset value — End of year	$9.870		$9.870	$9.810	$9.560	$9.820
Total Return(5)	3.48%		2.65%	5.63%	0.80%	2.25%

Ratios/Supplemental Data†
Net assets, end of year (000’s omitted)	$1,220,713		$1,227,737	$724,521	$521,312	$526,520
Ratios (As a percentage of average daily net assets):
Net expenses(6)	1.78%		1.80%	1.84%	1.89%	1.87	%(7)
Net expenses after custodian fee reduction(6)	1.78%		1.80%	1.84%	1.89%	1.87	%(7)
Net investment income	3.42%		2.01%	2.84%	3.46%	4.77	%(7)
Portfolio Turnover of the Portfolio	57%		67%	64%	76%	52%

†       The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/adminstration fee, a reduction in the distribution and service fees, and an allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(6)	1.97	%(7)
Expenses after custodian fee reduction(6)	1.97	%(7)
Net investment income	4.67	%(7)
Net investment income per share	$0.397

(1)          Net investment income per share was computed using average shares outstanding.

(2)          For the period from the start of business February 1, 2001, to October 31, 2001.

(3)          Amount represents less than $0.0005 per share.

(4)          Amount represents less than $0.0005 per share.

(5)          Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)          Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)          Annualized.

See notes to financial statements

10

	Institutional
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(2)
Net asset value — Beginning of year	$9.880	$9.820	$9.560	$9.820	$10.000

Income (loss) from operations
Net investment income	$0.440	$0.299	$0.359	$0.437	$0.480
Net realized and unrealized gain (loss)	(0.003)	0.058	0.279	(0.255)	(0.181)
Total income from operations	$0.437	$0.357	$0.638	$0.182	$0.299

Less distributions
From net investment income	$(0.438)	$(0.297)	$(0.378)	$(0.440)	$(0.479)
From net realized gain	—	—	—	(0.002)	—
Total distributions	$(0.438)	$(0.297)	$(0.378)	$(0.442)	$(0.479)
Redemption fees	$0.001	$0.000 (3)	$—	$—	$—

Net asset value — End of year	$9.880	$9.880	$9.820	$9.560	$9.820
Total Return(4)	4.52%	3.69%	6.79%	1.82%	3.02%

Ratios/Supplemental Data†
Net assets, end of year (000’s omitted)	$371,698	$270,774	$98,545	$31,661	$20,833
Ratios (As a percentage of average daily net assets):
Net expenses(5)	0.78%	0.80%	0.84%	0.89%	0.87	%(6)
Net expenses after custodian fee reduction(5)	0.78%	0.80%	0.84%	0.89%	0.87	%(6)
Net investment income	4.45%	3.03%	3.69%	4.46%	5.98	%(6)
Portfolio Turnover of the Portfolio	57%	67%	64%	76%	52%

†                  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/adminstration fee, a reduction in the distribution and service fees, and an allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	0.96	%(6)
Expenses after custodian fee reduction(5)	0.96	%(6)
Net investment income	5.89	%(6)
Net investment income per share	$0.473

(1)          Net investment income per share was computed using average shares outstanding.

(2)          For the period from the start of business January 30, 2001, to October 31, 2001.

(3)          Amount represents less than $0.0005 per share.

(4)          Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)          Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)          Annualized.

See notes to financial statements

11

Eaton Vance Floating-Rate Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1          Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers five classes of shares. The Advisers and Institutional Classes of shares are generally sold at net asset value per share and assess a redemption fee of 1% for shares redeemed or exchanged within three months of purchase. Class A shares are generally sold subject to a sales charge imposed at time of the settlement of purchase and assess a redemption fee of 1% for shares redeemed or exchanged within three months of the settlement of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’ paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Floating Rate Portfolio (the Portfolio), a New York trust having the same investment objective as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 67.5% at October 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

B Income — The Fund’s net investment income consists of the Fund’s pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $28,093,787, which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010 ($8,217,006), October 31, 2011 ($8,406,344), October 31, 2012 ($4,215,434) and October 31, 2013 ($7,255,003).

D Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

F Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that

12

may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2          Distributions to Shareholders

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences are primarily related to swaps and foreign currency transactions.

The tax character of distributions paid for the years ended October 31, 2005 and October 31, 2004 was as follows:

	Year Ended October 31,
	2005	2004
Distributions declared from:

Ordinary income	$163,383,523	$65,524,947

During the year ended October 31, 2005, accumulated distributions in excess of net investment income was decreased by $1,626,324, paid in capital was increased by $1,627,669 and accumulated net realized loss was increased by $3,253,993 primarily due to differences between book and tax accounting. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$6,960,724
Capital loss carryforwards	$(28,093,787)
Unrealized gain	$24,296,805
Other temporary differences	$(5,895,697)

3          Shares of Beneficial Interest

The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers	2005	2004
Sales	75,588,907	76,360,423
Issued to shareholders electing to receive payments of distributions in Fund shares	2,654,296	1,006,599
Redemptions	(54,037,669)	(25,856,362)
Net increase	24,205,534	51,510,660

	Year Ended October 31,
Class A	2005	2004
Sales	95,138,078	110,925,334
Issued to shareholders electing to receive payments of distributions in Fund shares	3,772,581	1,161,805
Redemptions	(63,501,201)	(26,222,434)
Exchange from Class B shares	431,412	284,724
Net increase	35,840,870	86,149,429

	Year Ended October 31,
Class B	2005	2004
Sales	3,128,445	11,296,429
Issued to shareholders electing to receive payments of distributions in Fund shares	613,276	346,805
Redemptions	(6,720,684)	(6,368,539)
Exchange to Class A shares	(446,088)	(294,443)
Net increase (decrease)	(3,425,051)	4,980,252

	Year Ended October 31,
Class C	2005	2004
Sales	38,149,013	75,185,623
Issued to shareholders electing to receive payments of distributions in Fund shares	2,695,648	1,246,323
Redemptions	(41,576,308)	(25,909,861)
Net increase (decrease)	(731,647)	50,522,085

	Year Ended October 31,
Institutional	2005	2004
Sales	19,621,704	21,185,133
Issued to shareholders electing to receive payments of distributions in Fund shares	1,129,870	439,198
Redemptions	(10,541,404)	(4,248,955)
Net increase	10,210,170	17,375,376

Redemptions or exchanges of Advisers Class, Class A and Institutional Class shares made within three months of purchase are subject to a redemption fee equal to 1.00% of the amount redeemed. For the year ended October 31, 2005 the fund received $224,908 in redemption fees.

13

4         Transactions with Affiliates

The Fund is authorized to pay Eaton Vance Management, (EVM), a fee as compensation for administrative services necessary to conduct the Fund’s business. The fee is computed at the annual rate of 0.15% (annually) of the Fund’s average daily net assets. For the year ended October 31, 2005, the fee amounted to $6,206,999. The Portfolio has engaged Boston Management and Research, (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2005, EVM earned $156,390 in sub-transfer agent fees. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a principal underwriter, received $160,756 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2005.

5         Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for the Advisers shares (Advisers Plan) and Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD), amounts equal to 0.75% of the Fund’s average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. For the year ended October 31, 2005, the Fund paid or accrued $2,124,542 and $9,393,048, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $12,739,000 and $107,234,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund’s average daily net assets attributable to the Advisers Class, Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2005 amounted to $2,304,052, $3,393,981 $708,181, and $3,131,016 for Advisers Class, Class A, Class B, and Class C shares, respectively.

6         Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class’ Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund has been informed that EVD

14

received approximately $428,000, $976,000, and $636,000 of CDSC paid by shareholders of Class A, Class B, and Class C shares, respectively, for the year ended October 31, 2005.

7         Investment Transactions

Increases and decreases in the Fund’s investment in the Floating Rate Portfolio for the year ended October 31, 2005, aggregated $2,309,758,858 and $1,844,074,698, respectively.

15

Eaton Vance Floating-Rate Fund as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the Fund) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period from the start of business, January 30, 2001, to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Floating-Rate Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from the start of business, January 30, 2001 to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2005

16

Eaton Vance Floating-Rate Fund as of October 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund.

17

Floating Rate Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests — 96.8% (1)

Principal
Amount	Borrower/Tranche Description		Value

Aerospace and Defense — 1.9%

	Alliant Techsystems, Inc.
$4,189,500	Term Loan, 5.23%, Maturing March 31, 2009		$4,214,377
	CACI International, Inc.
9,288,575	Term Loan, 5.23%, Maturing May 3, 2011		9,395,003
	Ceradyne, Inc.
7,647,700	Term Loan, 6.00%, Maturing August 18, 2011		7,685,939
	Delta Air Lines, Inc.
8,800,000	Term Loan, 10.39%, Maturing March 16, 2008		9,128,170
	Dresser Rand Group, Inc.
787,623	Term Loan, 4.44%, Maturing October 29, 2011	EUR	952,220
7,736,979	Term Loan, 6.08%, Maturing October 29, 2011		7,867,540
	DRS Technologies, Inc.
7,547,338	Term Loan, 5.77%, Maturing November 4, 2010		7,606,305
	Hexcel Corp.
10,960,222	Term Loan, 5.81%, Maturing March 1, 2012		11,076,675
	K&F Industries, Inc.
9,992,100	Term Loan, 6.38%, Maturing November 18, 2012		10,110,757
	Mid-Western Aircraft Systems, Inc.
6,364,050	Term Loan, 6.41%, Maturing December 31, 2011		6,453,942
	Standard Aero Holdings, Inc.
9,364,354	Term Loan, 6.25%, Maturing August 24, 2012		9,484,339
	Transdigm, Inc.
16,632,230	Term Loan, 6.19%, Maturing July 22, 2010		16,895,568
	Vought Aircraft Industries, Inc.
4,000,000	Term Loan, 6.09%, Maturing December 22, 2010		4,050,624
7,620,824	Term Loan, 6.59%, Maturing December 22, 2011		7,707,510
	Wam Aquisition, S.A.
4,714,710	Term Loan, 6.77%, Maturing April 8, 2013		4,730,966
4,714,710	Term Loan, 7.27%, Maturing April 8, 2014		4,747,930
	Wyle Laboratories, Inc.
4,492,425	Term Loan, 6.46%, Maturing January 28, 2011		4,557,004
			$126,664,869

Air Transport — 0.2%

	United Airlines, Inc.
$16,055,570	DIP Loan, 7.96%, Maturing December 31, 2006		$16,251,255
			$16,251,255
Automotive — 4.0%

	AA Acquisitions Co., Ltd.
$1,500,000	Term Loan, 7.36%, Maturing June 25, 2012	GBP	2,680,989
1,500,000	Term Loan, 7.86%, Maturing June 25, 2013	GBP	2,690,137
	Accuride Corp.
14,611,155	Term Loan, 6.18%, Maturing January 31, 2012		14,724,392
	Affina Group, Inc.
5,741,171	Term Loan, 6.40%, Maturing November 30, 2011		5,752,831
	Collins & Aikman Products Co.
7,008,070	Term Loan, 10.25%, Maturing August 31, 2011		6,741,511
	CSA Acquisition Corp.
4,698,665	Term Loan, 6.06%, Maturing December 23, 2011		4,728,032
3,990,512	Term Loan, 6.06%, Maturing December 23, 2011		4,015,452
	Dayco Products, LLC
12,559,598	Term Loan, 7.04%, Maturing June 23, 2011		12,708,744
	Dura Operating Corp.
2,500,000	Revolving Loan, 0.00%, Maturing May 3, 2011(2)		2,462,500
3,718,000	Term Loan, 7.44%, Maturing May 3, 2011		3,741,237
	Exide Technologies, Inc.
3,892,568	Term Loan, 9.37%, Maturing May 5, 2010		3,921,762
2,995,782	Term Loan, 9.37%, Maturing May 5, 2010		3,014,506
	Federal-Mogul Corp.
4,995,670	Revolving Loan, 5.83%, Maturing December 9, 2006(2)		4,679,280
4,108,827	Term Loan, 6.33%, Maturing December 9, 2006		3,870,429
6,000,000	Term Loan, 6.58%, Maturing December 9, 2006		5,659,374
5,137,364	Term Loan, 7.83%, Maturing December 9, 2006		5,150,207
12,795,732	Revolving Loan, 7.83%, Maturing December 9, 2006(2)		12,835,719
	Goodyear Tire & Rubber Co.
13,000,000	Revolving Loan, 0.00%, Maturing April 30, 2010(2)		12,951,250
5,890,000	Term Loan, 3.50%, Maturing April 30, 2010		5,942,592
19,720,000	Term Loan, 7.06%, Maturing April 30, 2010		19,915,149
1,000,000	Term Loan, 7.81%, Maturing March 1, 2011		994,250
	HLI Operating Co., Inc.
9,067,291	Term Loan, 7.15%, Maturing June 3, 2009		9,055,150
	Insurance Auto Auctions, Inc.
2,485,000	Term Loan, 6.45%, Maturing May 19, 2012		2,519,169
	Key Automotive Group
5,159,645	Term Loan, 6.86%, Maturing June 29, 2010		5,159,645
	Keystone Automotive Operations, Inc.
11,573,952	Term Loan, 5.80%, Maturing October 30, 2009		11,675,224
	Plastech Engineered Products, Inc.
2,430,911	Term Loan, 8.77%, Maturing March 31, 2010		2,321,520

See notes to financial statements

18

Principal
Amount	Borrower/Tranche Description		Value

Automotive (continued)

	R.J. Tower Corp.
$6,120,000	DIP Revolving Loan, 5.45%, Maturing February 2, 2007(2)		$6,108,525
1,000,000	DIP Revolving Loan, 7.25%, Maturing February 2, 2007		1,018,958
	Speedy 1, Ltd.
1,978,627	Term Loan, 4.52%, Maturing August 31, 2013	EUR	2,400,451
1,978,627	Term Loan, 5.02%, Maturing August 31, 2014	EUR	2,411,163
	Tenneco Automotive, Inc.
11,860,733	Term Loan, 6.08%, Maturing December 12, 2009		12,059,033
4,505,755	Term Loan, 6.11%, Maturing December 12, 2010		4,581,087
	The Goodyear Dunlop Tires
1,000,000	Term Loan, 4.52%, Maturing April 30, 2010	EUR	1,201,742
	TI Automotive, Ltd.
7,547,855	Term Loan, 6.91%, Maturing June 30, 2011		7,425,202
	Trimas Corp.
8,447,689	Term Loan, 7.69%, Maturing December 31, 2009		8,539,203
	TRW Automotive, Inc.
13,994,250	Term Loan, 4.94%, Maturing October 31, 2010		14,100,956
21,104,942	Term Loan, 5.25%, Maturing June 30, 2012		21,331,377
	United Components, Inc.
7,108,157	Term Loan, 6.26%, Maturing June 30, 2010		7,223,665
			$258,312,413

Beverage and Tobacco — 1.3%

	Alliance One International, Inc.
$5,522,250	Term Loan, 6.73%, Maturing May 13, 2010		$5,522,250
	Constellation Brands, Inc.
30,902,710	Term Loan, 5.66%, Maturing November 30, 2011		31,275,489
	Culligan International Co.
7,573,500	Term Loan, 6.47%, Maturing September 30, 2011		7,671,327
	National Dairy Holdings, L.P.
8,427,650	Term Loan, 6.08%, Maturing March 15, 2012		8,496,125
	National Distribution Company
5,380,000	Term Loan, 10.56%, Maturing June 22, 2010		5,393,450
	Southern Wine & Spirits of America, Inc.
23,450,375	Term Loan, 5.53%, Maturing May 31, 2012		23,694,657
	Sunny Delight Beverages Co.
1,811,640	Term Loan, 8.25%, Maturing August 20, 2010		1,827,491
			$83,880,789

Building and Development — 7.5%

	401 North Wabash Venture, LLC
$9,500,000	Term Loan, 7.87%, Maturing May 7, 2008(2)		$9,595,000
	Biomed Realty, L.P.
21,175,000	Term Loan, 6.11%, Maturing May 31, 2010		21,201,469
	Contech Construction Products, Inc.
2,279,540	Term Loan, 6.15%, Maturing December 7, 2010		2,315,871
	DMB/CHII, LLC
409,692	Term Loan, 6.44%, Maturing March 3, 2007		410,716
	Empire Hawkeye Partners, L.P.
12,000,000	Term Loan, 5.54%, Maturing December 1, 2009(2)		12,015,000
	Formica Corp.
3,724,771	Term Loan, 9.03%, Maturing June 10, 2010		3,743,395
2,584,057	Term Loan, 9.03%, Maturing June 10, 2010		2,596,977
1,321,506	Term Loan, 9.03%, Maturing June 10, 2010		1,328,114
1,066,353	Term Loan, 9.03%, Maturing June 10, 2010		1,071,685
	FT-FIN Acquisition, LLC
7,140,190	Term Loan, 8.56%, Maturing November 17, 2007		7,158,041
	General Growth Properties, Inc.
5,108,024	Term Loan, 5.61%, Maturing November 12, 2007		5,134,627
53,827,782	Term Loan, 6.09%, Maturing November 12, 2008		54,484,912
	Hovstone Holdings, LLC
8,520,000	Term Loan, 6.29%, Maturing February 28, 2009		8,541,300
	Kyle Acquisition Group, LLC
3,531,157	Term Loan, 6.06%, Maturing July 20, 2008		3,575,297
3,268,843	Term Loan, 6.06%, Maturing July 20, 2010		3,309,703
	Landsource Communities, LLC
18,000,000	Term Loan, 6.50%, Maturing March 31, 2010		18,163,134
	Lion Gables Realty Limited
11,904,579	Term Loan, 5.63%, Maturing September 30, 2006		11,968,566
	LNR Property Corp.
33,711,829	Term Loan, 6.73%, Maturing February 3, 2008		33,985,738
	LNR Property Holdings
5,650,000	Term Loan, 8.23%, Maturing March 8, 2008		5,674,719
	Longyear Holdings, Inc.
3,758,580	Term Loan, 6.53%, Maturing July 28, 2012		3,763,278
939,645	Term Loan, 6.53%, Maturing July 28, 2012		940,820
	MAAX Corp.
6,670,586	Term Loan, 6.75%, Maturing June 4, 2011		6,637,233
	Mueller Group, Inc.
17,625,000	Term Loan, 6.40%, Maturing October 3, 2012		17,881,514

See notes to financial statements

19

Principal
Amount	Borrower/Tranche Description	Value

Building and Development (continued)

	NCI Building Systems, Inc.
$9,016,184	Term Loan, 4.93%, Maturing June 18, 2010	$9,064,087
	Newkirk Master, L.P.
29,062,620	Term Loan, 6.02%, Maturing August 11, 2008	29,498,559
	Newkirk Tender Holdings, LLC
5,401,619	Term Loan, 8.59%, Maturing May 25, 2006	5,415,123
2,333,333	Term Loan, 10.09%, Maturing May 25, 2006	2,339,167
	Nortek, Inc.
21,324,588	Term Loan, 5.92%, Maturing August 27, 2011	21,575,152
	Panolam Industries Holdings, Inc.
4,525,000	Term Loan, 6.77%, Maturing September 30, 2012	4,592,875
	Ply Gem Industries, Inc.
8,872,592	Term Loan, 6.16%, Maturing February 12, 2011	8,933,591
1,303,717	Term Loan, 6.16%, Maturing February 12, 2011	1,312,680
3,345,832	Term Loan, 6.64%, Maturing February 12, 2011	3,368,835
	Shea Mountain House, LLC
3,000,000	Term Loan, 5.80%, Maturing May 11, 2010	3,033,750
	South Edge, LLC
4,455,357	Term Loan, 5.31%, Maturing October 31, 2007	4,475,776
10,794,643	Term Loan, 5.56%, Maturing October 31, 2009	10,911,581
	St. Marys Cement, Inc.
16,138,408	Term Loan, 6.02%, Maturing December 4, 2010	16,420,830
	Stile Acquisition Corp.
19,854,933	Term Loan, 6.20%, Maturing April 6, 2013	19,804,164
	Stile U.S. Acquisition Corp.
19,885,367	Term Loan, 6.20%, Maturing April 6, 2013	19,834,520
	Sugarloaf Mills, L.P.
12,000,000	Term Loan, 5.79%, Maturing April 7, 2007	12,060,000
5,975,000	Term Loan, 6.94%, Maturing April 7, 2007	5,975,000
	Sunstone Hotel Partnership, LLC
10,000,000	Revolving Loan, 0.00%, Maturing October 26, 2007(2)	9,900,000
3,710,247	Term Loan, 6.33%, Maturing October 26, 2008	3,710,247
	TE / Tousa Senior, LLC
3,000,000	Revolving Loan, 0.00%, Maturing July 29, 2008(2)(3)	2,985,000
7,350,000	Term Loan, 6.56%, Maturing August 1, 2008	7,469,437
	The Woodlands Community Property Co.
9,888,000	Term Loan, 6.11%, Maturing November 30, 2007	9,949,800
4,090,000	Term Loan, 8.11%, Maturing November 30, 2007	4,151,350
	Tousa/Kolter, LLC
12,620,000	Term Loan, 6.11%, Maturing January 7, 2008(2)	12,683,100
	Tower Financing, LLC
7,300,000	Term Loan, 7.54%, Maturing July 9, 2008	7,309,125
	Trustreet Properties, Inc.
$5,700,000	Term Loan, 5.86%, Maturing April 8, 2010	$5,753,437
	Whitehall Street Real Estate, L.P.
7,737,500	Term Loan, 7.83%, Maturing September 11, 2006(3)	7,867,490
		$485,891,785

Business Equipment and Services — 4.0%

	Acco Brands Corp.
$4,435,000	Term Loan, 5.73%, Maturing August 17, 2012	$4,490,992
	Affinion Group, Inc.
16,100,000	Term Loan, 6.91%, Maturing October 17, 2012	16,002,724
	Allied Security Holdings, LLC
8,075,000	Term Loan, 7.78%, Maturing June 30, 2010	8,186,031
	Baker & Taylor, Inc.
10,800,000	Revolving Loan, 5.66%, Maturing May 6, 2011(2)	10,746,000
4,650,000	Term Loan, 10.65%, Maturing May 6, 2011	4,708,125
	Buhrmann US, Inc.
10,888,664	Term Loan, 6.30%, Maturing December 31, 2010	11,099,632
	DynCorp International, LLC
8,094,325	Term Loan, 6.75%, Maturing February 11, 2011	8,128,054
	Global Imaging Systems, Inc.
8,564,697	Term Loan, 5.38%, Maturing May 10, 2010	8,628,932
	Info USA, Inc.
4,510,417	Term Loan, 6.53%, Maturing March 25, 2009	4,521,693
2,673,750	Term Loan, 6.78%, Maturing June 4, 2010	2,680,434
	Iron Mountain, Inc.
19,916,913	Term Loan, 5.63%, Maturing April 2, 2011	20,125,423
25,308,750	Term Loan, 5.72%, Maturing April 2, 2011	25,553,941
	Language Line, Inc.
11,975,572	Term Loan, 8.45%, Maturing June 11, 2011	12,084,849
	Mitchell International, Inc.
5,468,560	Term Loan, 6.15%, Maturing August 11, 2011	5,521,540
	Protection One, Inc.
7,182,354	Term Loan, 6.91%, Maturing April 18, 2011	7,269,892
	Sungard Data Systems, Inc.
89,121,638	Term Loan, 6.28%, Maturing February 11, 2013	90,007,774
	Transaction Network Services, Inc.
5,672,859	Term Loan, 5.85%, Maturing May 4, 2012	5,729,588
	US Investigations Services, Inc.
5,100,000	Term Loan, 6.57%, Maturing October 14, 2012	5,157,375

See notes to financial statements

20

Principal
Amount	Borrower/Tranche Description	Value

Business Equipment and Services (continued)

	Western Inventory Services
$1,726,191	Term Loan, 6.97%, Maturing March 31, 2011	$1,741,295
1,514,203	Term Loan, 6.99%, Maturing March 31, 2011	1,527,452
1,000,000	Term Loan, 10.77%, Maturing October 14, 2011	1,010,000
	Williams Scotsman, Inc.
5,250,000	Term Loan, 6.66%, Maturing June 27, 2010	5,318,906
		$260,240,652

Cable and Satellite Television — 4.2%

	Adelphia Communications Corp.
$21,356,806	DIP Loan, 6.31%, Maturing March 31, 2006	$21,463,590
	Atlantic Broadband Finance, LLC
9,948,328	Term Loan, 6.52%, Maturing September 1, 2011	10,122,424
	Bragg Communications, Inc.
7,647,018	Term Loan, 5.86%, Maturing August 31, 2011	7,756,944
	Bresnan Communications, LLC
3,312,528	Term Loan, 7.57%, Maturing September 30, 2009	3,360,146
3,000,000	Term Loan, 7.48%, Maturing September 30, 2010	3,045,000
	Canadian Cable Acquisition Co., Inc.
6,618,150	Term Loan, 7.02%, Maturing July 30, 2011	6,686,403
	Cebridge Connections, Inc.
5,220,500	Term Loan, 7.04%, Maturing February 23, 2009	5,253,128
	Charter Communications Operating, LLC
11,985,100	Term Loan, 7.25%, Maturing April 27, 2010	11,983,098
60,502,905	Term Loan, 7.50%, Maturing April 27, 2011	60,732,332
	EWT Elektro & Nachrichtentech
3,500,000	Term Loan, 5.12%, Maturing November 30, 2012	EUR	4,197,365
	Iesy Hessen GmbH and Co., KG
8,900,000	Term Loan, 4.88%, Maturing February 14, 2013	EUR	10,719,745
4,600,000	Term Loan, 5.38%, Maturing February 14, 2014	EUR	5,566,124
	Insight Midwest Holdings, LLC
23,987,812	Term Loan, 6.06%, Maturing December 31, 2009	24,355,137
	Kabel Deutschland GmbH
4,555,169	Term Loan, 4.40%, Maturing March 29, 2011	EUR	5,480,767
	MCC Iowa, LLC
2,398,250	Term Loan, 5.35%, Maturing March 31, 2010	2,398,749
9,872,900	Term Loan, 6.03%, Maturing February 3, 2014	10,027,164
	Mediacom Illinois, LLC
2,000,000	Term Loan, 5.27%, Maturing September 30, 2012	2,000,358
16,326,625	Term Loan, 6.28%, Maturing March 31, 2013	16,599,590
	NTL, Inc.
$11,300,000	Term Loan, 7.14%, Maturing April 13, 2012	$11,357,438
	UGS Corp.
26,696,123	Term Loan, 6.08%, Maturing March 31, 2012	27,121,606
	UPC Broadband Holdings B.V.
7,000,000	Term Loan, 4.67%, Maturing September 30, 2012	EUR	8,336,250
13,090,000	Term Loan, 6.55%, Maturing September 30, 2012	13,217,497
		$271,780,855

Chemicals and Plastics — 5.3%

	Basell Af S.A.R.L.
$961,538	Term Loan, 4.62%, Maturing August 1, 2013	EUR	1,161,545
538,462	Term Loan, 4.62%, Maturing August 1, 2013	EUR	650,800
833,333	Term Loan, 6.58%, Maturing August 1, 2013	847,657
166,667	Term Loan, 6.58%, Maturing August 1, 2013	169,462
961,538	Term Loan, 5.24%, Maturing August 1, 2014	EUR	1,165,719
538,462	Term Loan, 5.24%, Maturing August 1, 2014	EUR	653,179
833,333	Term Loan, 7.24%, Maturing August 1, 2014	848,698
166,667	Term Loan, 7.24%, Maturing August 1, 2014	169,670
	Brenntag AG
16,680,000	Term Loan, 6.81%, Maturing February 27, 2012	16,761,315
1,423,099	Term Loan, 5.41%, Maturing December 9, 2012	EUR	1,714,809
	Celanese AG
7,250,000	Term Loan, 3.89%, Maturing June 4, 2011	7,319,100
	Celanese Holdings, LLC
25,260,088	Term Loan, 6.31%, Maturing April 6, 2011	25,657,934
	Gentek, Inc.
5,266,997	Term Loan, 6.61%, Maturing February 25, 2011	5,309,133
	Hercules, Inc.
8,501,262	Term Loan, 5.86%, Maturing October 8, 2010	8,609,653
	Hexion Specialty Chemicals, Inc.
3,437,726	Term Loan, 3.16%, Maturing May 31, 2012	3,484,995
6,787,180	Term Loan, 6.38%, Maturing May 31, 2012	6,880,504
9,372,773	Term Loan, 6.56%, Maturing May 31, 2012	9,501,649
	Huntsman, LLC
3,892,000	Term Loan, 4.12%, Maturing August 16, 2012	EUR	4,719,914
32,351,421	Term Loan, 5.72%, Maturing August 16, 2012	32,562,287
	Innophos, Inc.
13,206,741	Term Loan, 6.21%, Maturing August 13, 2010	13,369,078
	Invista B.V.
14,803,412	Term Loan, 6.31%, Maturing April 29, 2011	15,053,219
6,422,707	Term Loan, 6.31%, Maturing April 29, 2011	6,531,090

See notes to financial statements

21

Principal
Amount	Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

	ISP Chemco, Inc.
$12,484,875	Term Loan, 5.83%, Maturing March 27, 2011	$12,640,936
	Kraton Polymer
10,705,611	Term Loan, 6.42%, Maturing December 23, 2010	10,879,577
	Mosaic Co.
12,034,525	Term Loan, 5.23%, Maturing February 21, 2012	12,179,312
	Nalco Co.
1,072,971	Term Loan, 6.52%, Maturing November 4, 2009	1,088,227
33,306,320	Term Loan, 5.81%, Maturing November 4, 2010	33,845,249
	PQ Corp.
8,452,525	Term Loan, 6.06%, Maturing February 11, 2012	8,521,202
	Professional Paint, Inc.
3,217,013	Term Loan, 7.18%, Maturing September 30, 2011	3,241,140
	Rockwood Specialties Group, Inc.
3,362,530	Term Loan, 4.69%, Maturing July 30, 2011	EUR	4,027,470
25,795,375	Term Loan, 6.47%, Maturing December 10, 2012	26,238,746
	Sigmakalon (BC) Holdco B.V.
141,929	Term Loan, 4.87%, Maturing September 9, 2013	EUR	169,996
2,778,106	Term Loan, 4.87%, Maturing September 9, 2013	EUR	3,327,476
5,079,965	Term Loan, 4.87%, Maturing September 9, 2013	EUR	6,084,528
1,725,707	Term Loan, 5.37%, Maturing September 9, 2014	EUR	2,066,966
483,547	Term Loan, 5.37%, Maturing September 9, 2014	EUR	579,169
422,542	Term Loan, 5.37%, Maturing September 9, 2014	EUR	506,099
5,368,204	Term Loan, 5.37%, Maturing September 9, 2014	EUR	6,429,766
	Solo Cup Co.
19,719,841	Term Loan, 6.44%, Maturing February 27, 2011	19,808,580
	TPG Spring Lux III S.A.R.L.
2,545,551	Term Loan, 5.37%, Maturing June 27, 2013	EUR	3,045,123
2,545,551	Term Loan, 5.37%, Maturing June 27, 2014	EUR	3,060,367
	TPG Spring UK, Ltd.
6,167,890	Term Loan, 4.87%, Maturing June 27, 2013	EUR	7,378,356
6,167,890	Term Loan, 5.37%, Maturing June 27, 2013	EUR	7,415,294
	Wavin Holdings B.V.
1,850,000	Term Loan, 4.65%, Maturing September 9, 2013	EUR	2,238,827
1,850,000	Term Loan, 5.15%, Maturing September 9, 2014	EUR	2,247,136
	Wellman, Inc.
6,250,000	Term Loan, 7.71%, Maturing February 10, 2009	6,369,794
	Westlake Chemical Corp.
284,375	Term Loan, 6.35%, Maturing July 31, 2010	287,219
		$346,817,965

Clothing/Textiles — 0.4%

	Propex Fabrics, Inc.
$11,108,529	Term Loan, 6.28%, Maturing December 31, 2011	$11,136,301
	SI Corp.
3,000,000	Revolving Loan, 7.75%, Maturing December 2, 2009(2)	2,902,500
	St. John Knits International, Inc.
4,554,952	Term Loan, 6.56%, Maturing March 23, 2012	4,623,277
	The William Carter Co.
5,953,125	Term Loan, 5.72%, Maturing July 14, 2012	6,033,123
		$24,695,201

Conglomerates — 2.6%

	Amsted Industries, Inc.
$18,927,807	Term Loan, 6.62%, Maturing October 15, 2010	$19,195,957
	Blount, Inc.
6,568,739	Term Loan, 6.57%, Maturing August 9, 2010	6,665,220
	Euramax International, Inc.
4,897,725	Term Loan, 6.38%, Maturing June 28, 2012	4,862,741
1,104,375	Term Loan, 7.34%, Maturing June 29, 2012	GBP	1,968,867
	Goodman Global Holdings, Inc.
10,455,988	Term Loan, 6.38%, Maturing December 23, 2011	10,619,362
	Jarden Corp.
8,977,500	Term Loan, 5.69%, Maturing January 24, 2012	9,023,510
22,054,847	Term Loan, 6.02%, Maturing January 24, 2012	22,249,790
	Johnson Diversey, Inc.
20,970,413	Term Loan, 5.46%, Maturing November 3, 2009	21,212,894
	Penn Engineering & Manufacturing Corp.
3,265,444	Term Loan, 6.52%, Maturing May 25, 2011	3,306,262
	Platinum 100, Ltd.
1,000,000	Term Loan, 7.37%, Maturing January 15, 2013	GBP	1,784,837
1,000,000	Term Loan, 7.87%, Maturing January 15, 2014	GBP	1,791,573
	Polymer Group, Inc.
13,031,667	Term Loan, 7.25%, Maturing April 27, 2010	13,237,997
2,500,000	Term Loan, 10.25%, Maturing April 27, 2011	2,556,250
	PP Acquisition Corp.
18,538,819	Term Loan, 6.34%, Maturing November 12, 2011	18,580,531
	Rexnord Corp.
15,542,450	Term Loan, 6.15%, Maturing December 31, 2011	15,743,212
	Roper Industries, Inc.
9,778,360	Term Loan, 4.85%, Maturing December 13, 2009	9,817,063
	Walter Industries, Inc.
3,775,000	Term Loan, 6.04%, Maturing October 3, 2012	3,826,906
		$166,442,972

See notes to financial statements

22

Principal
Amount	Borrower/Tranche Description		Value

Containers and Glass Products — 3.8%

	Berry Plastics Corp.
$28,746,569	Term Loan, 5.86%, Maturing December 2, 2011		$29,105,901
	BWAY Corp.
8,392,908	Term Loan, 6.31%, Maturing June 30, 2011		8,518,801
	Consolidated Container Holding
5,554,688	Term Loan, 7.50%, Maturing December 15, 2008		5,627,593
	Dr. Pepper/Seven Up Bottling
24,626,684	Term Loan, 6.16%, Maturing December 19, 2010		25,005,319
	Graham Packaging Holdings Co.
30,504,488	Term Loan, 6.56%, Maturing October 7, 2011		30,923,924
1,500,000	Term Loan, 8.25%, Maturing April 7, 2012		1,530,000
	Graphic Packaging International, Inc.
10,500,000	Revolving Loan, 0.00%, Maturing August 8, 2007(2)		10,263,751
39,048,604	Term Loan, 6.52%, Maturing August 8, 2010		39,458,615
	IPG (US), Inc.
10,444,500	Term Loan, 6.12%, Maturing July 28, 2011		10,596,812
	Kranson Industries, Inc.
4,098,125	Term Loan, 6.78%, Maturing July 30, 2011		4,159,597
	Owens-Illinois, Inc.
3,772,178	Term Loan, 5.67%, Maturing April 1, 2007		3,801,254
5,000,000	Revolving Loan, 6.85%, Maturing April 1, 2007(2)		4,995,315
6,619,164	Term Loan, 3.87%, Maturing April 1, 2008	EUR	8,002,430
4,073,548	Term Loan, 5.78%, Maturing April 1, 2008		4,112,585
725,064	Term Loan, 5.87%, Maturing April 1, 2008		731,861
	Picnal Acquisition, Inc.
1,708,273	Term Loan, 7.36%, Maturing June 30, 2011	GBP	3,012,225
199,727	Term Loan, 7.36%, Maturing June 30, 2011	GBP	352,462
1,991,413	Term Loan, 7.86%, Maturing June 30, 2012	GBP	3,525,888
265,366	Term Loan, 7.86%, Maturing June 30, 2012	GBP	470,116
	Pregis Corp.
2,000,000	Term Loan, 6.37%, Maturing October 12, 2011		2,015,626
	Smurfit-Stone Container Corp.
3,225,483	Term Loan, 2.10%, Maturing November 1, 2010		3,266,811
28,164,779	Term Loan, 5.72%, Maturing November 1, 2011		28,525,654
10,649,736	Term Loan, 5.88%, Maturing November 1, 2011		10,786,191
	U.S. Can Corp.
7,828,281	Term Loan, 7.65%, Maturing January 15, 2010		7,867,423
			$246,656,154

Cosmetics/Toiletries — 0.7%

	American Safety Razor Co.
$4,586,950	Term Loan, 6.61%, Maturing February 28, 2012		$4,658,621
	Church & Dwight Co., Inc.
20,769,124	Term Loan, 5.82%, Maturing May 30, 2011		21,011,437
	Prestige Brands, Inc.
15,751,790	Term Loan, 6.32%, Maturing April 7, 2011		15,968,377
	Revlon Consumer Products Corp.
6,837,500	Term Loan, 9.86%, Maturing July 9, 2010		7,063,992
			$48,702,427

Drugs — 0.6%

	Warner Chilcott Corp.
$767,621	Term Loan, 0.00%, Maturing January 31, 2006(2)		$772,131
153,535	Term Loan, 0.00%, Maturing June 30, 2006(2)		154,437
23,398,587	Term Loan, 6.61%, Maturing January 18, 2012		23,513,498
9,428,528	Term Loan, 6.77%, Maturing January 18, 2012		9,474,832
4,355,617	Term Loan, 6.77%, Maturing January 18, 2012		4,377,008
			$38,291,906

Ecological Services and Equipment — 1.3%

	Alderwoods Group, Inc.
$5,095,897	Term Loan, 5.84%, Maturing September 29, 2009		$5,170,746
	Allied Waste Industries, Inc.
9,204,558	Term Loan, 4.02%, Maturing January 15, 2012		9,265,280
26,129,174	Term Loan, 6.04%, Maturing January 15, 2012		26,302,881
	Envirocare of Utah, LLC
11,051,364	Term Loan, 6.95%, Maturing April 15, 2010		11,267,783
	Environmental Systems, Inc.
6,602,243	Term Loan, 7.49%, Maturing December 12, 2008		6,728,102
1,000,000	Term Loan, 13.98%, Maturing December 12, 2010		1,020,000
	IESI Corp.
9,267,647	Term Loan, 6.09%, Maturing January 20, 2012		9,389,285
	Sensus Metering Systems, Inc.
1,342,257	Term Loan, 6.44%, Maturing December 17, 2010		1,358,197
8,603,328	Term Loan, 6.45%, Maturing December 17, 2010		8,705,492
	Synagro Technologies, Inc.
1,172,857	Term Loan, 0.00%, Maturing June 21, 2012(2)		1,177,255
7,037,143	Term Loan, 6.17%, Maturing June 21, 2012		7,085,523
			$87,470,544

See notes to financial statements

23

Principal
Amount	Borrower/Tranche Description		Value

Electronics/Electrical — 2.3%

	AMI Semiconductor, Inc.
$7,785,892	Term Loan, 5.58%, Maturing April 1, 2012		$7,831,307
	Aspect Software, Inc.
4,350,000	Term Loan, 6.56%, Maturing September 22, 2010		4,379,906
	Communications & Power, Inc.
6,842,205	Term Loan, 6.03%, Maturing July 23, 2010		6,944,839
	Enersys Capital, Inc.
8,394,818	Term Loan, 5.86%, Maturing March 17, 2011		8,473,519
	Fairchild Semiconductor Corp.
17,531,216	Term Loan, 5.60%, Maturing December 31, 2010		17,662,700
	Invensys International Holding Ltd.
10,889,479	Term Loan, 7.79%, Maturing September 4, 2009		10,998,374
	Panavision, Inc.
3,094,077	Term Loan, 10.39%, Maturing January 12, 2007		3,161,760
	Rayovac Corp.
31,745,475	Term Loan, 6.00%, Maturing February 7, 2012		32,016,645
	Securityco, Inc.
12,604,428	Term Loan, 7.31%, Maturing June 28, 2010		12,698,961
	Spectrum Brands, Inc.
10,000,000	Term Loan, 4.43%, Maturing February 7, 2012	EUR	12,049,868
	SSA Global Technologies, Inc.
2,942,625	Term Loan, 5.97%, Maturing September 22, 2011		2,961,016
	Telcordia Technologies, Inc.
15,278,225	Term Loan, 6.36%, Maturing September 15, 2012		15,154,089
	United Online, Inc.
1,402,917	Term Loan, 7.03%, Maturing December 13, 2008		1,409,931
	Vertafore, Inc.
6,457,795	Term Loan, 6.57%, Maturing December 22, 2010		6,530,445
	Viasystems, Inc.
8,435,006	Term Loan, 8.38%, Maturing September 30, 2009		8,550,988
			$150,824,348

Equipment Leasing — 0.8%

	Ashtead Group, PLC
$5,125,000	Term Loan, 6.06%, Maturing November 12, 2009		$5,180,519
	Carey International, Inc.
2,992,500	Term Loan, 7.69%, Maturing May 2, 2011		2,932,650
	Maxim Crane Works, L.P.
11,547,145	Term Loan, 6.87%, Maturing January 28, 2010		11,720,352
976,995	Term Loan, 9.63%, Maturing January 28, 2012		1,001,420
	United Rentals, Inc.
$5,212,716	Term Loan, 2.87%, Maturing February 14, 2011		$5,264,191
25,504,750	Term Loan, 6.32%, Maturing February 14, 2011		25,756,609
			$51,855,741

Farming/Agriculture — 0.2%

	Central Garden & Pet Co.
$11,276,669	Term Loan, 5.78%, Maturing May 19, 2009		$11,438,771
			$11,438,771

Financial Intermediaries — 2.1%

	AIMCO Properties, L.P.
$8,875,000	Term Loan, 5.72%, Maturing November 2, 2009		$8,958,203
29,843,750	Term Loan, 5.89%, Maturing November 2, 2009		30,244,790
	Blitz F04-506 GmbH
1,500,000	Term Loan, 5.11%, Maturing June 30, 2014	EUR	1,825,820
	Coinstar, Inc.
7,076,865	Term Loan, 6.10%, Maturing July 7, 2011		7,209,556
	Corrections Corp. of America
5,912,037	Term Loan, 5.84%, Maturing March 31, 2008		5,985,937
	Fidelity National Information Solutions, Inc.
45,872,350	Term Loan, 5.69%, Maturing March 9, 2013		46,083,271
	Geo Group, Inc.
5,680,963	Term Loan, 6.06%, Maturing September 14, 2011		5,737,773
	The Macerich Partnership, L.P.
8,865,985	Term Loan, 5.66%, Maturing April 25, 2006		8,882,608
10,900,000	Revolving Loan, 5.39%, Maturing July 30, 2007(2)		10,900,000
11,280,000	Term Loan, 5.63%, Maturing April 25, 2010		11,364,600
			$137,192,558

Food Products — 2.1%

	Acosta Sales Co., Inc.
$9,555,207	Term Loan, 5.98%, Maturing August 13, 2010		$9,674,647
	American Seafoods Holdings, LLC
4,125,000	Term Loan, 5.84%, Maturing September 30, 2012		4,184,297
	Chiquita Brands, LLC
4,713,188	Term Loan, 6.57%, Maturing June 28, 2012		4,785,361
	Del Monte Corp.
5,472,500	Term Loan, 5.73%, Maturing February 8, 2012		5,558,008
	Dole Food Company, Inc.
11,360,627	Term Loan, 5.59%, Maturing April 18, 2012		11,468,553

See notes to financial statements

24

Principal
Amount	Borrower/Tranche Description		Value

Food Products (continued)

	Herbalife International, Inc.
$5,212,357	Term Loan, 5.93%, Maturing December 21, 2010		$5,285,658
	Interstate Brands Corp.
1,875,000	Term Loan, 7.95%, Maturing July 19, 2006		1,886,719
8,250,000	Revolving Loan, 0.00%, Maturing September 22, 2006(2)		8,255,156
1,972,066	Term Loan, 7.81%, Maturing July 19, 2007		1,987,843
6,046,139	Term Loan, 8.18%, Maturing July 19, 2007		6,105,089
	Merisant Co.
13,904,938	Term Loan, 7.49%, Maturing January 11, 2010		13,731,126
	Michael Foods, Inc.
12,829,879	Term Loan, 5.19%, Maturing November 21, 2010		13,046,383
6,200,000	Term Loan, 6.59%, Maturing November 20, 2011		6,289,125
	Nash-Finch Co.
6,300,000	Term Loan, 6.31%, Maturing November 12, 2010		6,339,375
	Pinnacle Foods Holdings Corp.
1,000,000	Revolving Loan, 0.00%, Maturing November 25, 2009(2)		980,000
21,488,142	Term Loan, 7.31%, Maturing November 25, 2010		21,783,604
	Reddy Ice Group, Inc.
13,335,000	Term Loan, 5.87%, Maturing August 9, 2012		13,476,684
	United Biscuits, Ltd.
1,547,559	Term Loan, 9.05%, Maturing January 14, 2011	GBP	2,797,782
			$137,635,410

Food Service — 2.1%

	AFC Enterprises, Inc.
$4,937,625	Term Loan, 6.31%, Maturing May 11, 2011		$4,999,345
	Buffets, Inc.
227,273	Term Loan, 6.78%, Maturing June 28, 2009		229,545
10,538,418	Term Loan, 7.16%, Maturing June 28, 2009		10,643,802
	Burger King Corp.
6,284,250	Term Loan, 5.83%, Maturing June 30, 2012		6,357,191
	Carrols Corp.
12,022,015	Term Loan, 6.56%, Maturing December 31, 2010		12,202,345
	CKE Restaurants, Inc.
3,586,522	Term Loan, 6.00%, Maturing May 1, 2010		3,613,421
	Denny’s, Inc.
8,704,283	Term Loan, 7.30%, Maturing September 21, 2009		8,837,572
	Domino’s, Inc.
6,592,593	Revolving Loan, 0.00%, Maturing June 25, 2009(2)		6,526,667
30,424,098	Term Loan, 5.81%, Maturing June 25, 2010		30,950,192
	Gate Gourmet Borrower, LLC
$7,947,871	Term Loan, 11.39%, Maturing December 31, 2008		$7,957,806
	Jack in the Box, Inc.
12,744,833	Term Loan, 5.57%, Maturing January 8, 2011		12,868,305
	Landry’s Restaurants, Inc.
7,994,588	Term Loan, 5.95%, Maturing December 28, 2010		8,082,032
	Maine Beverage Co., LLC
3,850,000	Term Loan, 5.77%, Maturing June 30, 2010		3,840,375
	Weight Watchers International, Inc.
2,000,000	Revolving Loan, 5.80%, Maturing March 31, 2009(2)		2,000,000
12,122,185	Term Loan, 5.64%, Maturing March 31, 2010		12,298,962
4,504,500	Term Loan, 5.67%, Maturing March 31, 2010		4,557,054
			$135,964,614

Food/Drug Retailers — 1.7%

	Cumberland Farms, Inc.
$10,397,873	Term Loan, 6.30%, Maturing September 8, 2008		$10,456,361
	General Nutrition Centers, Inc.
4,412,775	Term Loan, 6.80%, Maturing December 7, 2009		4,477,126
7,000,000	Revolving Loan, 0.00%, Maturing December 15, 2009(2)		6,864,375
	Giant Eagle, Inc.
5,019,565	Term Loan, 5.75%, Maturing August 6, 2009		5,104,270
13,274,448	Term Loan, 5.92%, Maturing August 6, 2009		13,498,454
	Roundy’s, Inc.
9,838,342	Term Loan, 6.00%, Maturing June 6, 2009		9,920,325
	The Jean Coutu Group (PJC), Inc.
29,656,703	Term Loan, 6.50%, Maturing July 30, 2011		30,025,099
	The Pantry, Inc.
8,178,074	Term Loan, 6.34%, Maturing March 12, 2011		8,310,968
	Winn-Dixie Stores, Inc.
23,000,000	DIP Loan, 5.81%, Maturing February 23, 2007(2)		22,942,500
			$111,599,478

Forest Products — 1.9%

	Appleton Papers, Inc.
$13,079,846	Term Loan, 6.03%, Maturing June 11, 2010		$13,239,263
	Boise Cascade Holdings, LLC
18,567,856	Term Loan, 5.79%, Maturing October 29, 2011		18,847,656
	Buckeye Technologies, Inc.
10,270,574	Term Loan, 5.89%, Maturing April 15, 2010		10,328,346

See notes to financial statements

25

Principal
Amount	Borrower/Tranche Description	Value

Forest Products (continued)

Escanaba Timber, LLC
$4,000,000	Term Loan, 6.75%, Maturing May 2, 2008	$4,005,000
Koch Cellulose, LLC
2,909,025	Term Loan, 5.36%, Maturing May 7, 2011	2,945,993
9,531,704	Term Loan, 5.77%, Maturing May 7, 2011	9,648,867
NewPage Corp.
10,000,000	Revolving Loan, 6.00%, Maturing May 2, 2010(2)	9,900,000
17,705,625	Term Loan, 6.79%, Maturing May 2, 2011	17,882,681
RLC Industries Co.
21,228,525	Term Loan, 5.52%, Maturing February 24, 2010	21,361,203
Xerium Technologies, Inc.
2,000,000	Term Loan, 4.40%, Maturing May 18, 2012	EUR	2,413,466
10,264,295	Term Loan, 6.02%, Maturing May 18, 2012	10,408,642
$120,981,117

Healthcare — 6.6%

Alliance Imaging, Inc.
$10,299,093	Term Loan, 6.41%, Maturing December 29, 2011	$10,414,958
AMN Healthcare, Inc.
3,194,288	Term Loan, 7.02%, Maturing October 2, 2008	3,200,277
AMR HoldCo, Inc.
9,308,225	Term Loan, 6.28%, Maturing February 10, 2012	9,389,672
Carl Zeiss Topco GMBH
3,140,000	Term Loan, 6.95%, Maturing February 28, 2013	3,159,625
6,280,000	Term Loan, 7.45%, Maturing February 28, 2014	6,327,100
375,000	Term Loan, 9.70%, Maturing August 31, 2014	381,563
Colgate Medical, Ltd.
3,129,342	Term Loan, 6.01%, Maturing December 30, 2008	3,160,635
Community Health Systems, Inc.
44,293,205	Term Loan, 5.61%, Maturing August 19, 2011	44,906,843
Concentra Operating Corp.
16,550,000	Term Loan, 6.05%, Maturing September 30, 2011	16,762,055
Conmed Corp.
4,478,475	Term Loan, 6.28%, Maturing December 31, 2007	4,538,186
CRC Health Corp.
2,493,750	Term Loan, 6.81%, Maturing May 12, 2011	2,499,984
Davita Inc.
50,185,784	Term Loan, 6.38%, Maturing October 5, 2012	50,987,352
Encore Medical IHC, Inc.
8,388,367	Term Loan, 6.62%, Maturing October 4, 2010	8,482,736
Envision Worldwide, Inc.
7,792,886	Term Loan, 9.01%, Maturing September 30, 2010	7,831,851
FHC Health Systems, Inc.
$2,321,429	Term Loan, 9.87%, Maturing December 18, 2009	$2,379,464
1,625,000	Term Loan, 11.87%, Maturing December 18, 2009	1,657,500
3,250,000	Term Loan, 12.87%, Maturing February 7, 2011	3,298,750
Fisher Scientific International, Inc.
18,123,100	Term Loan, 5.52%, Maturing August 2, 2011	18,259,023
Genoa Healthcare Group, LLC
2,400,000	Term Loan, 7.23%, Maturing August 12, 2012	2,434,500
Hanger Orthopedic Group, Inc.
7,000,000	Revolving Loan, 0.00%, Maturing September 30, 2008(2)	6,877,500
4,662,382	Term Loan, 7.75%, Maturing September 30, 2009	4,738,146
Healthcare Partners, LLC
4,689,750	Term Loan, 5.82%, Maturing March 2, 2011	4,732,253
Healthsouth Corp.
9,127,125	Term Loan, 6.53%, Maturing June 14, 2007	9,181,322
2,520,000	Term Loan, 3.55%, Maturing March 21, 2010	2,534,964
Iasis Healthcare, LLC
11,988,250	Term Loan, 6.30%, Maturing June 16, 2011	12,166,827
Kinetic Concepts, Inc.
10,812,119	Term Loan, 5.78%, Maturing August 11, 2010	10,942,762
Knowledge Learning Corp.
29,214,677	Term Loan, 6.59%, Maturing January 7, 2012	29,372,932
Leiner Health Products, Inc.
8,245,625	Term Loan, 7.70%, Maturing May 27, 2011	8,240,471
Lifecare Holdings, Inc.
9,250,000	Term Loan, 6.13%, Maturing August 11, 2012	8,747,031
Lifepoint Hospitals, Inc.
32,638,678	Term Loan, 5.44%, Maturing April 15, 2012	32,880,563
Magellan Health Services, Inc.
3,679,054	Term Loan, 3.76%, Maturing August 15, 2008	3,720,443
5,012,711	Term Loan, 5.87%, Maturing August 15, 2008	5,069,104
Medcath Holdings Corp.
3,742,600	Term Loan, 6.29%, Maturing July 2, 2011	3,774,180
National Mentor, Inc.
5,999,234	Term Loan, 6.25%, Maturing September 30, 2011	6,074,225
Renal Advantage, Inc.
2,350,000	Term Loan, 6.44%, Maturing October 5, 2012	2,377,173
Select Medical Holding Corp.
9,900,250	Term Loan, 5.57%, Maturing February 24, 2012	9,918,130
Sirona Dental Services GmbH
1,180,000	Term Loan, 4.61%, Maturing June 30, 2013	EUR	1,430,865

See notes to financial statements

26

Principal
Amount	Borrower/Tranche Description	Value

Healthcare (continued)

	Sirona Dental Systems GmbH
$320,000	Term Loan, 4.61%, Maturing June 30, 2013	EUR	388,031
	Sunrise Medical Holdings, Inc.
7,236,913	Term Loan, 7.12%, Maturing May 13, 2010	7,245,959
	Sybron Dental Management, Inc.
5,062,957	Term Loan, 5.79%, Maturing June 6, 2009	5,107,258
	Talecris Biotherapeutics, Inc.
7,596,825	Term Loan, 7.08%, Maturing March 31, 2010	7,615,817
	Team Health, Inc.
6,413,663	Term Loan, 6.77%, Maturing March 23, 2011	6,429,697
	The Cooper Companies, Inc.
5,472,500	Term Loan, 5.50%, Maturing November 15, 2009	5,513,544
	Vanguard Health Holding Co., LLC
15,098,700	Term Loan, 6.21%, Maturing September 23, 2011	15,315,744
	Ventiv Health, Inc.
3,650,000	Term Loan, 5.58%, Maturing October 5, 2011	3,684,219
	VWR International, Inc.
3,000,000	Term Loan, 4.94%, Maturing April 7, 2011	EUR	3,629,930
9,432,967	Term Loan, 6.69%, Maturing April 7, 2011	9,580,357
			$427,361,521

Home Furnishings — 1.2%

	Interline Brands, Inc.
$3,020,652	Term Loan, 6.27%, Maturing December 31, 2010		$3,047,083
	Knoll, Inc.
10,355,000	Term Loan, 5.88%, Maturing October 3, 2012	10,510,325
	National Bedding Company, LLC
4,802,962	Term Loan, 5.98%, Maturing August 31, 2011	4,835,983
	Oreck Corp.
3,867,019	Term Loan, 6.78%, Maturing February 2, 2012	3,881,520
	Sanitec Ltd. Oy
4,478,261	Term Loan, 4.89%, Maturing April 7, 2013	EUR	5,228,282
4,478,261	Term Loan, 5.39%, Maturing April 7, 2014	EUR	5,251,733
	Sealy Mattress Co.
5,000,000	Revolving Loan, 0.00%, Maturing April 6, 2012(2)	4,900,000
18,950,002	Term Loan, 5.73%, Maturing April 6, 2012	19,145,434
	Simmons Co.
21,842,308	Term Loan, 5.96%, Maturing December 19, 2011	22,106,229
			$78,906,589

Industrial Equipment — 1.3%

	Alliance Laundry Holdings, LLC
$4,160,750	Term Loan, 6.14%, Maturing January 27, 2012		$4,221,863
	Colfax Corp.
2,033,359	Term Loan, 6.31%, Maturing May 30, 2009	2,054,115
	Douglas Dynamics Holdings, Inc.
4,774,992	Term Loan, 6.02%, Maturing December 16, 2010	4,834,679
	Flowserve Corp.
14,715,000	Term Loan, 5.81%, Maturing August 10, 2012	14,931,134
	Gleason Corp.
6,705,953	Term Loan, 6.74%, Maturing July 27, 2011	6,789,778
746,250	Term Loan, 9.42%, Maturing January 31, 2012	759,309
	GSCP Athena (Finnish) Holdings
7,000,000	Term Loan, 4.62%, Maturing August 31, 2013	EUR	8,408,950
6,391,304	Term Loan, 5.12%, Maturing August 31, 2014	EUR	7,745,133
	Heating Finance PLC (Baxi)
3,253,597	Term Loan, 0.00%, Maturing December 27, 2010(2)	EUR	3,906,738
3,246,560	Term Loan, 6.61%, Maturing December 27, 2010	GBP	5,749,137
	Itron, Inc.
1,388,602	Term Loan, 5.85%, Maturing December 17, 2010	1,399,884
	Mainline, L.P.
7,720,000	Term Loan, 6.30%, Maturing December 17, 2011	7,835,800
	MTD Products, Inc.
10,882,461	Term Loan, 5.63%, Maturing June 1, 2010	10,984,485
	Pirelli Kabel UND Systems Hold
608,696	Term Loan, 5.12%, Maturing August 31, 2014	EUR	734,858
	Terex Corp.
1,593,087	Term Loan, 6.41%, Maturing June 30, 2009	1,615,987
			$81,971,850

Insurance — 0.9%

	Alliant Resources Group, Inc.
$6,665,625	Term Loan, 7.58%, Maturing August 31, 2011		$6,715,617
	CCC Information Services Group, Inc.
8,134,007	Term Loan, 6.83%, Maturing August 20, 2010	8,154,342
	Conseco, Inc.
17,207,161	Term Loan, 5.97%, Maturing June 22, 2010	17,433,005
	Hilb, Rogal & Hobbs Co.
13,735,113	Term Loan, 6.31%, Maturing June 30, 2007	13,898,217
	U.S.I. Holdings Corp.
6,827,727	Term Loan, 6.74%, Maturing August 11, 2008	6,857,598
7,726,613	Term Loan, 6.74%, Maturing August 11, 2008	7,760,416
			$60,819,195

See notes to financial statements

27

Principal
Amount	Borrower/Tranche Description		Value

Leisure Goods/Activities/Movies — 4.9%

	24 Hour Fitness Worldwide, Inc.
$11,530,000	Term Loan, 6.78%, Maturing June 8, 2012	$11,724,569
	Alliance Atlantis Communications, Inc.
6,568,990	Term Loan, 5.83%, Maturing December 31, 2011		6,628,525
	AMF Bowling Worldwide, Inc.
5,253,343	Term Loan, 6.76%, Maturing August 27, 2009		5,300,954
	Carmike Cinemas, Inc.
7,015,000	Term Loan, 0.00%, Maturing May 19, 2012(2)		6,966,772
10,493,700	Term Loan, 6.39%, Maturing May 19, 2012		10,519,934
	Cinemark, Inc.
20,194,969	Term Loan, 5.43%, Maturing March 31, 2011		20,457,503
	Fender Musical Instruments Co.
2,487,500	Term Loan, 6.47%, Maturing March 30, 2012		2,512,375
	Lions Gate Entertainment, Inc.
1,022,500	Revolving Loan, 0.00%, Maturing December 31, 2008(2)		1,007,163
	Loews Cineplex Entertainment Corp.
29,105,800	Term Loan, 6.17%, Maturing July 30, 2011		29,296,821
	Metro-Goldwyn-Mayer Holdings, Inc.
4,076,923	Term Loan, 6.27%, Maturing April 8, 2011		4,113,444
63,315,000	Term Loan, 6.27%, Maturing April 8, 2012		63,928,396
	New England Sports Ventures
10,585,000	Term Loan, 4.96%, Maturing February 27, 2007		10,585,000
	Red Football, Ltd.
4,048,025	Term Loan, 7.35%, Maturing May 11, 2012	GBP	7,237,676
2,750,000	Term Loan, 7.85%, Maturing May 11, 2013	GBP	4,941,210
2,750,000	Term Loan, 8.35%, Maturing May 11, 2014	GBP	4,965,551
	Regal Cinemas Corp.
44,324,940	Term Loan, 6.02%, Maturing November 10, 2010		44,840,927
	Riddell Bell Holdings, Inc.
2,475,000	Term Loan, 6.16%, Maturing September 30, 2011		2,515,219
	Six Flags Theme Parks, Inc.
3,275,000	Revolving Loan, 6.72%, Maturing June 30, 2008(2)		3,240,884
25,779,133	Term Loan, 6.71%, Maturing June 30, 2009		26,096,757
	Universal City Development Partners, Ltd.
15,408,563	Term Loan, 6.01%, Maturing June 9, 2011		15,623,635
	WMG Acquisition Corp.
4,390,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)		4,276,137
30,280,828	Term Loan, 5.85%, Maturing February 28, 2011		30,624,637
	Yankees Holdings & YankeeNets, LLC
2,935,429	Term Loan, 6.36%, Maturing June 25, 2007		2,964,783
		$320,368,872

Lodging and Casinos — 4.2%

	Alliance Gaming Corp.
$14,625,852	Term Loan, 6.77%, Maturing September 5, 2009	$14,625,852
	Ameristar Casinos, Inc.
6,262,299	Term Loan, 6.06%, Maturing December 31, 2006		6,301,438
2,893,524	Term Loan, 6.06%, Maturing December 31, 2006		2,911,609
	Aztar Corp.
1,975,000	Term Loan, 5.41%, Maturing July 27, 2009		1,983,641
	Boyd Gaming Corp.
25,156,563	Term Loan, 5.61%, Maturing June 30, 2011		25,486,742
	CCM Merger, Inc.
8,184,488	Term Loan, 5.93%, Maturing April 25, 2012		8,263,779
3,000,000	Term Loan, 0.00%, Maturing April 25, 2012(2)		3,030,000
	Choctaw Resort Development Enterprise
4,417,617	Term Loan, 5.92%, Maturing November 4, 2011		4,470,077
	CNL Resort Hotel, L.P.
7,700,000	Term Loan, 7.44%, Maturing August 18, 2006		7,719,250
	Globalcash Access, LLC
3,441,658	Term Loan, 6.33%, Maturing March 10, 2010		3,494,360
	Green Valley Ranch Gaming, LLC
2,504,936	Term Loan, 6.02%, Maturing December 17, 2011		2,540,944
	Herbst Gaming, Inc.
3,213,850	Term Loan, 6.20%, Maturing January 31, 2011		3,256,032
	Isle of Capri Blackhawk, LLC
250,000	Term Loan, 6.19%, Maturing October 24, 2011		252,344
	Isle of Capri Casinos, Inc.
4,987,500	Term Loan, 5.49%, Maturing February 4, 2012		5,003,086
15,507,813	Term Loan, 5.84%, Maturing February 4, 2012		15,689,549
	Marina District Finance Co., Inc.
15,631,875	Term Loan, 5.91%, Maturing October 14, 2011		15,762,135
	MGM Mirage
6,821,429	Term Loan, 5.13%, Maturing April 25, 2010		6,848,837
17,678,571	Revolving Loan, 5.35%, Maturing April 25, 2010(2)		17,236,607
	Penn National Gaming, Inc.
48,074,667	Term Loan, 6.08%, Maturing October 3, 2012		48,735,694
	Pinnacle Entertainment, Inc.
2,500,000	Revolving Loan, 0.00%, Maturing December 18, 2008(2)		2,506,250
4,302,116	Term Loan, 7.04%, Maturing August 27, 2010		4,355,892
240,000	Term Loan, 7.09%, Maturing August 27, 2010		242,700
	Resorts International Holdings, LLC
10,488,632	Term Loan, 6.53%, Maturing April 26, 2012		10,506,987
3,500,000	Term Loan, 10.27%, Maturing April 26, 2013		3,470,471

See notes to financial statements

28

Principal
Amount	Borrower/Tranche Description	Value

Lodging and Casinos (continued)

	Trump Entertainment Resorts Holdings, L.P.
$5,475,000	Term Loan, 0.00%, Maturing May 20, 2012(2)	$5,538,877
5,461,313	Term Loan, 6.14%, Maturing May 20, 2012	5,525,030
	Venetian Casino Resort, LLC
24,400,219	Term Loan, 5.77%, Maturing June 15, 2011	24,630,874
5,947,617	Term Loan, 5.77%, Maturing June 15, 2011	6,003,839
	Wyndham International, Inc.
7,000,000	Revolving Loan, 0.00%, Maturing May 10, 2011(2)	6,965,000
	Wynn Las Vegas, LLC
10,725,000	Term Loan, 6.19%, Maturing December 14, 2011	10,852,359
		$274,210,255

Nonferrous Metals/Minerals — 2.2%

	Carmeuse Lime, Inc.
$6,873,750	Term Loan, 6.00%, Maturing May 2, 2011	$6,925,303
	CII Carbon, LLC
3,640,875	Term Loan, 6.19%, Maturing August 23, 2012	3,656,804
	Compass Minerals Group, Inc.
472,264	Term Loan, 6.47%, Maturing November 28, 2009	474,232
	Foundation Coal Corp.
13,500,000	Revolving Loan, 0.00%, Maturing July 30, 2009(2)	13,432,500
10,950,000	Term Loan, 5.85%, Maturing July 30, 2011	11,145,425
	ICG, LLC
10,349,125	Term Loan, 6.69%, Maturing November 5, 2010	10,418,123
	International Mill Service, Inc.
15,557,438	Term Loan, 6.84%, Maturing December 31, 2010	15,713,012
3,000,000	Term Loan, 10.09%, Maturing October 26, 2011	3,045,000
	Murray Energy Corp.
10,905,200	Term Loan, 6.86%, Maturing January 28, 2010	10,980,173
	Novelis, Inc.
11,460,607	Term Loan, 5.46%, Maturing January 6, 2012	11,597,595
16,817,168	Term Loan, 5.46%, Maturing January 6, 2012	17,018,184
	Severstal North America, Inc.
15,200,000	Revolving Loan, 5.61%, Maturing April 7, 2007(2)	15,162,000
	Stillwater Mining Co.
4,360,000	Revolving Loan, 4.08%, Maturing June 30, 2007(2)	4,316,400
6,664,628	Term Loan, 7.38%, Maturing June 30, 2007	6,797,920
	Trout Coal Holdings, LLC
13,106,569	Term Loan, 6.55%, Maturing March 23, 2011	13,180,293
		$143,862,964

Oil and Gas — 3.9%

	Coffeyville Resources, LLC
$1,600,000	Term Loan, 3.87%, Maturing June 24, 2011	$1,628,000
2,394,000	Term Loan, 6.57%, Maturing June 24, 2012	2,435,895
	Columbia Natural Resources, LLC
41,250,000	Revolving Loan, 5.65%, Maturing January 19, 2010(2)	41,198,438
	Dresser, Inc.
5,485,881	Term Loan, 6.59%, Maturing March 31, 2007	5,540,740
	Dynegy Holdings, Inc.
5,000,000	Revolving Loan, 0.00%, Maturing May 28, 2009(2)	4,983,750
	El Paso Corp.
10,000,000	Revolving Loan, 0.00%, Maturing November 23, 2007(2)	9,925,000
13,019,875	Term Loan, 5.27%, Maturing November 23, 2009	13,116,626
22,077,069	Term Loan, 6.81%, Maturing November 23, 2009	22,268,720
	Epco Holdings, Inc.
4,333,334	Revolving Loan, 6.26%, Maturing August 18, 2008(2)	4,257,501
8,666,666	Term Loan, 6.42%, Maturing August 18, 2008	8,751,530
9,155,000	Term Loan, 6.42%, Maturing August 18, 2010	9,285,788
	Kerr-McGee Corp.
11,462,500	Term Loan, 6.26%, Maturing May 24, 2007	11,495,248
29,695,575	Term Loan, 6.51%, Maturing May 24, 2011	29,832,917
	Key Energy Services, Inc.
8,570,000	Term Loan, 7.01%, Maturing June 30, 2012(2)	8,703,906
	LB Pacific, L.P.
8,049,550	Term Loan, 6.80%, Maturing March 3, 2012	8,200,479
	Lyondell-Citgo Refining, L.P.
13,548,525	Term Loan, 5.51%, Maturing May 21, 2007	13,751,753
	Sprague Energy Corp.
4,022,727	Term Loan, 0.00%, Maturing October 5, 2010(2)	4,012,670
2,681,818	Term Loan, 0.00%, Maturing October 5, 2010(2)	2,675,114
22,795,455	Revolving Loan, 5.75%, Maturing October 5, 2010(2)	22,738,466
	Universal Compression, Inc.
8,019,700	Term Loan, 5.59%, Maturing February 15, 2012	8,119,946
	Williams Production RMT Co.
19,921,942	Term Loan, 6.20%, Maturing May 30, 2008	20,189,653
		$253,112,140

See notes to financial statements

29

Principal
Amount	Borrower/Tranche Description	Value

Publishing — 5.6%

	American Media Operations, Inc.
$38,438	Term Loan, 7.06%, Maturing April 1, 2006	$38,630
3,188,859	Term Loan, 6.81%, Maturing April 1, 2007	3,227,390
18,124,920	Term Loan, 6.81%, Maturing April 1, 2008	18,343,923
	CBD Media, LLC
9,145,905	Term Loan, 6.44%, Maturing December 31, 2009	9,283,094
	Dex Media East, LLC
9,653,395	Term Loan, 5.78%, Maturing May 8, 2009	9,709,955
	Dex Media West, LLC
17,239,889	Term Loan, 5.75%, Maturing March 9, 2010	17,342,845
	Freedom Communications
12,062,317	Term Loan, 5.38%, Maturing May 18, 2012	12,173,894
	Herald Media, Inc.
4,128,016	Term Loan, 6.78%, Maturing July 22, 2011	4,156,396
748,750	Term Loan, 9.78%, Maturing January 22, 2012	758,577
	Journal Register Co.
34,349,600	Term Loan, 5.69%, Maturing August 12, 2012	34,666,269
	Liberty Group Operating, Inc.
9,958,271	Term Loan, 6.19%, Maturing February 28, 2012	10,059,925
	Medianews Group, Inc.
12,286,984	Term Loan, 5.34%, Maturing August 25, 2010	12,330,505
	Merrill Communications, LLC
16,658,948	Term Loan, 6.58%, Maturing February 9, 2009	16,882,811
	Morris Publishing Group, LLC
4,042,500	Term Loan, 5.56%, Maturing September 30, 2010	4,086,717
6,252,750	Term Loan, 5.81%, Maturing March 31, 2011	6,284,014
	Nebraska Book Co., Inc.
11,362,074	Term Loan, 6.70%, Maturing March 4, 2011	11,461,493
	Newspaper Holdings, Inc.
5,181,818	Revolving Loan, 5.81%, Maturing August 24, 2011(2)	5,149,432
11,628,182	Term Loan, 5.81%, Maturing August 24, 2011	11,628,182
	R.H. Donnelley Corp.
2,543,448	Term Loan, 5.81%, Maturing December 31, 2009	2,561,067
40,365,560	Term Loan, 5.70%, Maturing June 30, 2011	40,683,842
	Retos Cartera, SA
1,000,000	Term Loan, 4.65%, Maturing March 15, 2013	EUR	1,208,979
1,000,000	Term Loan, 5.15%, Maturing March 15, 2014	EUR	1,212,722
	Seat Pagine Gialle Spa
14,750,000	Term Loan, 4.49%, Maturing May 25, 2012	EUR	17,836,149
	Siegwerk Druckfarben AG
2,625,000	Term Loan, 4.88%, Maturing September 8, 2013	EUR	3,175,535
2,625,000	Term Loan, 5.38%, Maturing September 8, 2014	EUR	3,188,636
	Source Media, Inc.
$12,337,641	Term Loan, 6.27%, Maturing November 8, 2011	$12,514,994
	SP Newsprint Co.
8,463,065	Term Loan, 4.03%, Maturing January 9, 2010	8,600,590
3,449,125	Term Loan, 6.53%, Maturing January 9, 2010	3,505,173
	Springer Science+Business Media
3,650,000	Term Loan, 5.99%, Maturing May 5, 2010	3,654,336
3,097,232	Term Loan, 7.12%, Maturing September 15, 2011	3,121,914
3,355,335	Term Loan, 7.62%, Maturing May 5, 2012	3,406,715
3,097,232	Term Loan, 7.62%, Maturing May 5, 2012	3,133,529
	Sun Media Corp.
9,153,085	Term Loan, 6.24%, Maturing February 7, 2009	9,256,058
	World Directories ACQI Corp.
1,500,000	Term Loan, 4.88%, Maturing November 29, 2012	EUR	1,808,262
7,006,198	Term Loan, 5.38%, Maturing November 29, 2013	EUR	8,473,685
	Xerox Corp.
12,750,000	Term Loan, 5.83%, Maturing September 30, 2008	12,877,500
	Xsys US, Inc.
254,462	Term Loan, 4.72%, Maturing September 27, 2013	EUR	308,211
2,495,538	Term Loan, 4.72%, Maturing September 27, 2013	EUR	3,022,657
7,701,575	Term Loan, 6.77%, Maturing September 27, 2013	7,768,963
2,750,000	Term Loan, 5.22%, Maturing September 27, 2014	EUR	3,347,337
7,866,565	Term Loan, 7.27%, Maturing September 27, 2014	7,984,563
	YBR Acquisition BV
6,000,000	Term Loan, 4.68%, Maturing June 30, 2013	EUR	7,280,737
6,000,000	Term Loan, 5.18%, Maturing June 30, 2014	EUR	7,316,130
		$364,832,336

Radio and Television — 4.3%

	Adams Outdoor Advertising, L.P.
$18,202,821	Term Loan, 6.20%, Maturing November 18, 2012	$18,475,863
	ALM Media Holdings, Inc.
8,009,750	Term Loan, 6.52%, Maturing March 5, 2010	8,023,102
	Block Communications, Inc.
4,860,012	Term Loan, 6.27%, Maturing November 30, 2009	4,905,575
	DirecTV Holdings, LLC
27,680,000	Term Loan, 5.43%, Maturing April 13, 2013	27,956,800
	Emmis Operating Co.
34,836,750	Term Loan, 5.72%, Maturing November 10, 2011	35,121,993
	Entravision Communications Corp.
9,100,000	Term Loan, 5.55%, Maturing September 29, 2013	9,179,625
	Gray Television, Inc.
5,416,425	Term Loan, 5.35%, Maturing December 31, 2012	5,445,202

See notes to financial statements

30

Principal
Amount	Borrower/Tranche Description		Value

Radio and Television (continued)

	Hanley-Wood, LLC
$1,014,570	Term Loan, 1.13%, Maturing August 1, 2012(2)		$1,018,374
8,560,430	Term Loan, 6.14%, Maturing August 1, 2012		8,592,532
	NEP Supershooters, L.P.
5,049,000	Term Loan, 7.88%, Maturing February 3, 2011		5,118,424
2,977,500	Term Loan, 8.02%, Maturing February 3, 2011		3,012,858
	Nexstar Broadcasting, Inc.
12,782,232	Term Loan, 5.77%, Maturing October 1, 2012		12,872,769
13,011,676	Term Loan, 5.77%, Maturing October 1, 2012		13,103,838
	PanAmSat Corp.
1,386,365	Term Loan, 5.78%, Maturing August 20, 2010		1,401,568
724,889	Term Loan, 5.78%, Maturing August 20, 2010		732,838
27,189,439	Term Loan, 5.86%, Maturing August 20, 2011		27,571,804
	Patriot Media and Communications CNJ, Inc.
500,000	Term Loan, 6.31%, Maturing February 6, 2013		507,032
	Rainbow National Services, LLC
5,000,000	Revolving Loan, 0.00%, Maturing March 31, 2010(2)		4,987,500
15,124,585	Term Loan, 6.63%, Maturing March 31, 2012		15,280,565
	Raycom TV Broadcasting, Inc.
18,350,000	Term Loan, 6.06%, Maturing February 24, 2012		18,487,625
	Spanish Broadcasting System
12,412,625	Term Loan, 6.03%, Maturing June 10, 2012		12,598,814
	Susquehanna Media Co.
16,716,000	Term Loan, 5.98%, Maturing March 31, 2012		16,815,260
	TDF SA
4,151,899	Term Loan, 4.42%, Maturing March 11, 2013	EUR	5,038,321
4,151,899	Term Loan, 5.17%, Maturing March 11, 2014	EUR	5,055,736
4,661,720	Term Loan, 5.79%, Maturing March 11, 2015	EUR	5,690,015
	Telewest Global Finance, LLC
2,915,000	Term Loan, 6.15%, Maturing December 22, 2012		2,940,506
2,225,000	Term Loan, 6.90%, Maturing December 22, 2013		2,233,807
	Young Broadcasting, Inc.
8,563,538	Term Loan, 5.77%, Maturing November 3, 2012		8,636,687
			$280,805,033

Rail Industries — 0.6%

	Kansas City Southern Industries, Inc.
$14,263,342	Term Loan, 5.34%, Maturing March 30, 2008		$14,410,439
	Railamerica, Inc.
2,268,664	Term Loan, 5.88%, Maturing September 29, 2011		2,308,365
19,191,665	Term Loan, 5.90%, Maturing September 29, 2011		19,527,519
			$36,246,323

Retailers (Except Food and Drug) — 3.2%

	Advance Stores Company, Inc.
$9,519,494	Term Loan, 5.38%, Maturing September 30, 2010		$9,656,336
11,094,511	Term Loan, 5.91%, Maturing September 30, 2010		11,253,995
	Alimentation Couche-Tard, Inc.
5,483,087	Term Loan, 5.69%, Maturing December 17, 2010		5,551,625
	American Achievement Corp.
8,144,796	Term Loan, 6.52%, Maturing March 25, 2011		8,185,520
	Amscan Holdings, Inc.
7,702,500	Term Loan, 6.72%, Maturing April 30, 2012		7,750,641
	Coinmach Laundry Corp.
15,373,563	Term Loan, 6.97%, Maturing July 25, 2009		15,594,558
	FTD, Inc.
7,863,164	Term Loan, 6.19%, Maturing February 28, 2011		7,976,197
	Harbor Freight Tools USA, Inc.
16,612,399	Term Loan, 6.30%, Maturing July 15, 2010		16,828,360
	Home Interiors & Gifts, Inc.
3,796,255	Term Loan, 9.09%, Maturing March 31, 2011		3,487,809
	Josten’s Corp.
4,000,000	Revolving Loan, 0.00%, Maturing October 4, 2009(2)		3,895,000
1,200,000	Term Loan, 6.44%, Maturing October 4, 2010		1,206,750
26,387,131	Term Loan, 5.94%, Maturing October 4, 2011		26,828,298
	Mapco Express, Inc.
4,025,910	Term Loan, 8.50%, Maturing April 28, 2011		4,078,750
	Movie Gallery, Inc.
7,750,575	Term Loan, 7.83%, Maturing April 27, 2011		7,596,370
	Musicland Group, Inc.
12,000,000	Revolving Loan, 8.47%, Maturing August 11, 2008(2)		12,030,000
	Neiman Marcus Group, Inc.
6,750,000	Term Loan, 6.48%, Maturing April 5, 2013		6,793,875
	Oriental Trading Co., Inc.
11,541,620	Term Loan, 6.31%, Maturing August 4, 2010		11,606,542
	Petro Stopping Center, L.P.
531,250	Term Loan, 5.94%, Maturing February 9, 2007		537,891
	Rent-A-Center, Inc.
18,359,675	Term Loan, 5.46%, Maturing June 30, 2010		18,586,876
	Savers, Inc.
3,719,443	Term Loan, 7.65%, Maturing August 4, 2009		3,751,988
	Stewert Enterprises, Inc.
3,686,173	Term Loan, 5.60%, Maturing November 19, 2011		3,734,554
	Travelcenters of America, Inc.
21,210,000	Term Loan, 5.71%, Maturing November 30, 2008		21,461,869
			$208,393,804

See notes to financial statements

31

Principal
Amount	Borrower/Tranche Description		Value

Surface Transport — 0.3%

	Horizon Lines, LLC
$5,826,250	Term Loan, 6.27%, Maturing July 7, 2011		$5,917,285
	Sirva Worldwide, Inc.
10,658,823	Term Loan, 7.53%, Maturing December 1, 2010		10,248,459
	Transport Industries, L.P.
642,857	Term Loan, 0.00%, Maturing September 30, 2011(2)		648,884
3,357,143	Term Loan, 6.56%, Maturing September 30, 2011		3,388,616
			$20,203,244

Telecommunications — 4.0%

	AAT Communications Corp.
$2,600,000	Term Loan, 5.61%, Maturing July 29, 2012		$2,636,564
	Alaska Communications Systems Holdings, Inc.
17,150,000	Term Loan, 6.02%, Maturing February 11, 2012		17,398,675
	Cellular South, Inc.
6,292,551	Term Loan, 5.94%, Maturing May 4, 2011		6,359,409
	Centennial Cellular Operating Co., LLC
3,247,159	Revolving Loan, 0.00%, Maturing February 9, 2010(2)		3,157,862
1,252,841	Revolving Loan, 0.00%, Maturing February 9, 2010(2)		1,218,388
17,351,532	Term Loan, 6.34%, Maturing February 9, 2011		17,489,407
	Cincinnati Bell, Inc.
4,425,000	Term Loan, 5.38%, Maturing August 31, 2012		4,455,422
	Consolidated Communications, Inc.
17,442,901	Term Loan, 6.17%, Maturing July 27, 2015		17,682,741
	D&E Communications, Inc.
5,716,273	Term Loan, 5.86%, Maturing December 31, 2011		5,766,290
	Fairpoint Communications, Inc.
21,785,000	Term Loan, 5.81%, Maturing February 8, 2012		22,032,804
	Hawaiian Telcom Communications, Inc.
5,175,000	Term Loan, 6.28%, Maturing October 31, 2012		5,238,880
	Intelsat, Ltd.
14,596,827	Term Loan, 5.81%, Maturing July 28, 2011		14,748,882
	Iowa Telecommunications Services
7,998,000	Term Loan, 5.71%, Maturing November 23, 2011		8,089,225
	IPC Acquisition Corp.
2,711,691	Term Loan, 6.83%, Maturing August 5, 2011		2,727,508
	Madison River Capital, LLC
3,660,000	Term Loan, 6.59%, Maturing July 29, 2012		3,714,139
	Nextel Partners Operation Corp.
24,265,000	Term Loan, 5.37%, Maturing May 31, 2012		24,398,967
	NTelos, Inc.
$11,210,287	Term Loan, 6.53%, Maturing February 18, 2011		$11,308,378
	Qwest Corp.
14,756,000	Term Loan, 8.53%, Maturing June 4, 2007		15,238,639
	Satbirds Finance SARL
3,000,000	Term Loan, 4.59%, Maturing April 4, 2012	EUR	3,576,800
3,500,000	Term Loan, 5.09%, Maturing April 4, 2013	EUR	4,193,173
3,500,000	Term Loan, 5.09%, Maturing April 4, 2013	EUR	4,193,173
	SBA Senior Finance, Inc.
13,157,687	Term Loan, 7.88%, Maturing October 31, 2008		13,209,765
	Stratos Global Corp.
5,042,000	Term Loan, 6.27%, Maturing December 3, 2010		5,059,334
	Syniverse Holdings, Inc.
3,724,487	Term Loan, 6.03%, Maturing February 15, 2012		3,768,715
	Triton PCS, Inc.
15,101,795	Term Loan, 7.34%, Maturing November 18, 2009		15,255,169
	Valor Telecom Enterprise, LLC
6,300,000	Revolving Loan, 0.00%, Maturing February 14, 2011(2)		6,385,497
14,838,333	Term Loan, 5.80%, Maturing February 14, 2012		15,039,704
	Westcom Corp.
4,794,219	Term Loan, 6.99%, Maturing December 17, 2010		4,827,179
	Winstar Communications, Inc.
127,026	DIP Loan, 0.00%, Maturing December 31, 2005(3)(4)		47,000
			$259,217,689

Utilities — 2.6%

	Allegheny Energy Supply Co., LLC
$17,380,600	Term Loan, 5.79%, Maturing March 8, 2011		$17,589,167
	Cellnet Technology, Inc.
4,004,963	Term Loan, 7.17%, Maturing April 26, 2012		4,035,000
	Cogentrix Delaware Holdings, Inc.
17,747,944	Term Loan, 5.78%, Maturing April 14, 2012		17,990,132
	Covanta Energy Corp.
7,214,634	Term Loan, 3.86%, Maturing June 24, 2012		7,318,345
5,820,777	Term Loan, 6.96%, Maturing June 24, 2012		5,904,451
	Energy Transfer Company, L.P.
12,100,000	Term Loan, 6.81%, Maturing June 16, 2012		12,216,463
	KGen, LLC
5,800,850	Term Loan, 6.65%, Maturing August 5, 2011		5,793,599

See notes to financial statements

32

Principal
Amount	Borrower/Tranche Description	Value

Utilities (continued)

	La Paloma Generating Co., LLC
$344,262	Term Loan, 5.75%, Maturing August 16, 2012	$347,447
2,100,000	Term Loan, 5.77%, Maturing August 16, 2012	2,119,425
167,250	Term Loan, 5.77%, Maturing August 16, 2012	168,798
	NRG Energy, Inc.
750,000	Revolving Loan, 0.00%, Maturing June 23, 2009(2)	747,188
11,971,890	Term Loan, 3.92%, Maturing December 24, 2011	12,056,687
15,450,133	Term Loan, 5.90%, Maturing December 24, 2011	15,559,567
	Pike Electric, Inc.
7,075,532	Term Loan, 6.19%, Maturing July 1, 2012	7,163,976
3,597,125	Term Loan, 6.25%, Maturing December 10, 2012	3,642,090
	Plains Resources, Inc.
11,497,742	Term Loan, 5.85%, Maturing July 23, 2010	11,677,394
	Reliant Energy, Inc.
10,461,528	Term Loan, 6.11%, Maturing December 22, 2010	10,507,297
	Texas Genco, LLC
11,829,864	Term Loan, 5.88%, Maturing December 14, 2011	11,889,013
23,917,017	Term Loan, 5.88%, Maturing December 14, 2011	24,036,602
		$170,762,641

Total Senior, Floating Rate Interests (identified cost, $6,272,515,034)		$6,300,666,280

Corporate Bonds & Notes — 1.1%

Principal
Amount
(000’s omitted)	Security	Value

Financial Intermediaries — 0.1%

	Alzette, Variable Rate
$1,180	8.691%, 12/15/20(5)	$1,212,096
	Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
1,140	5.78%, 2/24/19(5)	1,143,762
	Babson Ltd., Series 2005-1A, Class C1, Variable Rate
1,500	6.10%, 4/15/19(5)	1,500,000
	Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
1,500	6.20%, 1/15/19(5)	1,500,000
	Carlyle High Yield Partners, Series 2004-6A, Class C, Variable Rate
1,500	6.23%, 8/11/16(5)	1,500,000
	Centurion CDO 8 Ltd., Series 2005 8A, Class D, Variable Rate
1,000	9.29%, 3/8/17	1,000,000
	Stanfield Vantage Ltd., Series 2005-1A, Class D, Variable Rate
1,500	5.97%, 3/21/17(5)	1,509,600
		$9,365,458

Radio and Television — 0.4%

	Echostar DBS Corp., Sr. Notes, Variable Rate
$5,000	7.304%, 10/1/08	$5,125,000
	Emmis Communications Corp., Sr. Notes, Class A, Variable Rate
3,500	9.745%, 6/15/12	3,526,250
	Paxson Communications Corp., Variable Rate
17,250	6.90%, 1/15/10(5)	17,293,125
		$25,944,375

Real Estate — 0.2%

	Assemblies of God, Variable Rate
$11,935	5.94%, 6/15/29(5)	$11,935,217
		$11,935,217

Telecommunications — 0.4%

	Qwest Corp., Sr. Notes, Variable Rate
$5,850	7.12%, 6/15/13(5)	$6,201,000
	Rogers Wireless, Inc., Variable Rate
6,589	6.995%, 12/15/10	6,852,560
	Rural Cellular Corp., Variable Rate
11,000	8.37%, 3/15/10	11,302,500
		$24,356,060

Total Corporate Bonds & Notes (identified cost, $70,686,960)		$71,601,110

Common Stocks — 0.1%

Shares	Security	Value
105,145	Hayes Lemmerz International(6)	$411,117
25	Knowledge Universe, Inc.(3)(6)(7)	41,601
86,020	Maxim Crane Works, Holdings(6)	2,774,132

Total Common Stocks (identified cost, $2,574,911)		$3,226,850

Preferred Stocks — 0.0%

Shares	Security	Value
350	Hayes Lemmerz International(3)(6)(7)	$5,912

Total Preferred Stocks (identified cost, $17,500)		$5,912

See notes to financial statements

33

Closed-End Investment Companies — 0.0%

Shares	Security	Value
4,000	Pioneer Floating Rate Trust	$70,120

Total Closed-End Investment Companies (identified cost, $72,148)		$70,120

Commercial Paper — 4.8%

Principal	Maturity
Amount	Date	Borrower	Rate	Value
$24,088,000	11/02/05	Abbey National North America, LLC	3.93%	$24,085,370
52,000,000	11/02/05	AIG Funding, Inc.	3.88%	51,994,396
64,122,000	11/01/05	General Electric Capital Corp	4.02%	64,122,000
20,000,000	11/03/05	HSBC Finance Corp.	3.81%	19,995,767
25,000,000	11/01/05	MetLife Funding, Inc.	3.86%	25,000,000
63,936,000	11/01/05	Prudential Financial, Inc.	4.02%	63,936,000
64,735,000	11/01/05	UBS Finance Delaware, LLC	4.05%	64,735,000

Total Commercial Paper (at amortized cost)				$313,868,533

Short-Term Investments — 0.0%

Principal	Maturity
Amount	Date	Borrower	Rate	Value
$2,000,000	11/01/05	Investors Bank and Trust Company Time Deposit	4.03%	$2,000,000

Total Short-Term Investments (at amortized cost)				$2,000,000

Total Investments — 102.8% (identified cost, $6,661,735,086)				$6,691,438,805

Less Unfunded Loan Commitments — (4.2)%				$(277,042,438)

Net Investments — 98.6% (identified cost, $6,384,692,648)				$6,414,396,367

Other Assets, Less Liabilities — 1.4%				$91,661,616

Net Assets — 100.0%				$6,506,057,983

EUR – Euro

GBP – British Pound

(1)   Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)   Unfunded loan commitments. See Note 1E for description.

(3)   Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)   Defaulted security.

(5)   Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the aggregate value of the securities is $43,794,800 or 0.7% of the Portfolio’s net assets.

(6)   Non-income producing security.

(7)   Restricted security.

See notes to financial statements

34

Floating Rate Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value (identified cost, $6,384,692,648)	$6,414,396,367
Foreign currency, at value (identified cost, $1,007,596)	1,007,293
Receivable for investments sold	17,654,312
Receivable for open swap contracts	353,034
Interest and dividends receivable	33,544,770
Receivable for open forward foreign currency contracts	3,914,831
Cash collateral segregated to cover open swap contracts	55,300,000
Prepaid expenses	646,656
Total assets	$6,526,817,263

Liabilities
Due to bank	$17,655,978
Payable to affiliate for investment advisory fees	2,808,982
Payable to affiliate for Trustees’ fees	2,788
Accrued expenses	291,532
Total liabilities	$20,759,280
Net Assets applicable to investors’ interest in Portfolio	$6,506,057,983

Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$6,472,242,145
Net unrealized appreciation (computed on the basis of identified cost)	33,815,838
Total	$6,506,057,983

Statement of Operations

For the Year Ended October 31, 2005

Investment Income
Interest	$319,674,483
Dividends	2,453
Total investment income	$319,676,936

Expenses
Investment adviser fee	$31,396,020
Trustees’ fees and expenses	29,572
Custodian fee	963,532
Legal and accounting services	465,535
Miscellaneous	396,834
Total expenses	$33,251,493
Deduct —
Reduction of custodian fee	$53,996
Total expense reductions	$53,996

Net expenses	$33,197,497

Net investment income	$286,479,439

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$(11,369,424)
Swap contracts	890,313
Foreign currency and forward foreign currency exchange contract transactions	4,218,283
Net realized loss	$(6,260,828)
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$1,024,421
Swap contracts	337,588
Foreign currency and forward foreign currency exchange contracts	3,873,151
Net change in unrealized appreciation (depreciation)	$5,235,160

Net realized and unrealized loss	$(1,025,668)

Net increase in net assets from operations	$285,453,771

See notes to financial statements

35

Statements of Changes in Net Assets

	Year Ended October 31, 2005	Year Ended October 31, 2004
Increase (Decrease) in Net Assets
From operations —
Net investment income	$286,479,439	$124,003,812
Net realized loss from investment transactions, swap contracts, and foreign currency transactions	(6,260,828)	(6,500,801)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, and foreign currency transactions	5,235,160	25,631,911
Net increase in net assets from operations	$285,453,771	$143,134,922
Capital transactions —
Contributions	$2,972,303,225	$4,091,382,871
Withdrawals	(2,141,337,314)	(1,062,753,539)
Net increase in net assets from capital transactions	$830,965,911	$3,028,629,332

Net increase in net assets	$1,116,419,682	$3,171,764,254

Net Assets
At beginning of year	$5,389,638,301	$2,217,874,047
At end of year	$6,506,057,983	$5,389,638,301

See notes to financial statements

36

Supplementary Data

	Year Ended October 31,
	2005	2004	2003	2002	2001
Ratios/Supplementary Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.54%	0.56%	0.61%	0.62%	0.57%
Net expenses after custodian fee reduction	0.54%	0.56%	0.61%	0.62%	0.57%
Net investment income	4.68%	3.27%	4.05%	4.72%	6.45%
Portfolio Turnover	57%	67%	64%	76%	52%
Total Return(1)	4.77%	3.93%	6.91%	2.19%	—
Net assets, end of year (000’s omitted)	$6,506,058	$5,389,638	$2,217,874	$1,326,128	$1,387,728

†      The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	0.61%
Expenses after custodian fee reduction	0.61%
Net investment income	6.41%

(1)   Total return is required to be disclosed for the fiscal years beginning December 15, 2000.

See notes to financial statements

37

Floating Rate Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Portfolio was organized as a trust under the laws of the State of New York on June 19, 2000. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio normally primarily invests in interests of senior floating rate loans. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2005, the Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund and Eaton Vance Medallion Floating-Rate Income Fund held an approximate 67.5.%, 25.8% and 2.4% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — The Portfolio’s investments are primarily in interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund’s investment adviser under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include but are not limited to (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower’s debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, interests in similar Senior Loans and the market environment, investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. The value of interest rate swaps will be based on dealer quotations. Short-term obligations which mature in sixty days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Over the counter options are valued at the mean between the bid and the asked price provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Financial futures contracts listed on the commodity exchanges and options thereon are

38

valued at closing settlement prices. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

B Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.  Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

C Income — Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required. Fees associated with amendments are paid/recognized immediately.

D Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

F Interest Rate Swaps — The Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment. Pursuant to these agreements the Portfolio receives quarterly payments at a rate equal to a predetermined three-month LIBOR. In exchange, the Portfolio makes semi-annual payments at a predetermined fixed rate of interest. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. The Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

G Credit Default Swaps — The Portfolio may enter into credit default swap contracts for risk management purposes, including diversification. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have made a stream of payments and received no benefit from the contract reducing exposure to the credit by the notional amount of the contract upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate assets in the form

39

of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

H Expense Reduction — Investors Bank & Trust (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio’s custodian fees are reported as a reduction of total expenses in the Statement of Operations.

I Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

K Other — Investment transactions are accounted foron a trade date basis.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. The fee is equivalent to 0.575% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2005, the fee was equivalent to 0.512% of the Portfolio’s average net assets for such period and amounted to $31,396,020.

Except as to Trustees of the Portfolio who are not members of EVM’s or BMR’s organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Investments

The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans for the year ended October 31, 2005 aggregated $5,051,408,553, $2,782,628,052 and $481,855,558, respectively.

4   Line of Credit

The Portfolio participates with other portfolios managed by BMR in a $500 million unsecured line of credit agreement with a group of banks to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the credit agreement at the bank’s base rate or at an amount above LIBOR. In addition, a fee computed at the annual rate of 0.09% of the daily unused portion of the line of credit is allocated among the participating portfolios at the end of each quarter. As of October 31, 2005, the Portfolio had no borrowings outstanding. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2005.

5   Overdraft Advances

Pursuant to the custodian agreement between the Portfolio and IBT, IBT may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft by the Portfolio, the Portfolio is obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently a rate above the federal funds rate). This

40

obligation is payable on demand to IBT. IBT has a lien on the Portfolio’s assets to the extent of any overdraft. At October 31, 2005, payment due to IBT pursuant to the foregoing arrangement was $17,655,978.

6   Federal Income Tax Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation/depreciation in the value of the investments owned at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$6,384,700,888
Gross unrealized appreciation	$43,261,532
Gross unrealized depreciation	(13,566,053)
Net unrealized appreciation	$29,695,479

7   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts, forward foreign currency contracts, credit default swaps, and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

Sales

			Net
Settlement			Unrealized
Date	Deliver	In Exchange For	Appreciation
11/30/05	Euro 2,997,394	United States Dollar 3,632,842	$37,285
11/30/05	Euro 3,711,239	United States Dollar 4,498,022	46,165
11/30/05	Euro 193,529,968	United States Dollar 235,649,831	3,498,875
11/30/05	British Pound 24,946,510	United States Dollar 44,479,628	332,506
			$3,914,831

Credit Default Swaps

			Net
			Unrealized
Notional	Expiration		Appreciation
Amount	Date	Description	(Depreciation)
2,400,000 USD	9/20/2008	Agreement with Credit Suisse/First Boston dated 1/10/04 whereby the Portfolio will receive 2.45% per year times the notional amount. The Portfolio makes a payment only upon a default event on underlying loan assets (47 in total, each representing 2.13% of the notional value of the swap).	$(41,632)

1,200,000 USD	9/20/2008	Agreement with Credit Suisse/First Boston dated 2/13/04 whereby the Portfolio will receive 2.45% per year times the notional amount. The Portfolio makes a payment only upon a default event on underlying loan assets (47 in total, each representing 2.13% of the notional value of the swap).	(14,504)

1,200,000 USD	9/20/2008	Agreement with Credit Suisse/First Boston dated 3/23/04 whereby the Portfolio will receive 2.45% per year times the notional amount. The Portfolio makes a payment only upon a default event on underlying loan assets (39 in total, each representing 2.56% of the notional value of the swap).	5,597

10,000,000 USD	12/20/2009	Agreement with Lehman Brothers dated 10/28/2004 whereby the Portfolio will receive 2.35% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Crown Americas, Inc.	241,072

5,000,000 USD	3/20/2010	Agreement with Lehman Brothers dated 12/21/2004 whereby the Portfolio will receive 2.7% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Six Flags Theme Parks.	134,996

3,000,000 USD	3/20/2011	Agreement with Lehman Brothers dated 3/3/2005 whereby the Portfolio will receive 1.85% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Syniverse Technologies, Inc.	18,982

6,500,000 USD	3/20/2010	Agreement with Lehman Brothers dated 3/16/2005 whereby the Portfolio will receive 2.2% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	(45,059)

41

			Net
			Unrealized
Notional	Expiration		Appreciation
Amount	Date	Description	(Depreciation)
3,000,000 USD	6/20/2010	Agreement with Lehman Brothers dated 4/1/2005 whereby the Portfolio will receive 2% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Pinnacle Entertainment, Inc.	$(79,503)

3,000,000 USD	3/20/2010	Agreement with Lehman Brothers dated 5/19/2005 whereby the Portfolio will receive 2.4% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	(53)

3,000,000 USD	6/20/2010	Agreement with Lehman Brothers dated 5/19/2005 whereby the Portfolio will receive 3.25% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Rural Cellular Corp.	(68)

3,000,000 USD	6/20/2011	Agreement with Lehman Brothers dated 6/2/2005 whereby the Portfolio will receive 2.3% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Syniverse Technologies, Inc.	78,703

7,000,000 USD	9/21/2009	Agreement with Lehman Brothers dated 7/9/2005 whereby the Portfolio will receive 2.15% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by CSG Systems, Inc.	(515)

2,000,000 USD	9/20/2010	Agreement with Lehman Brothers dated 7/9/2005 whereby the Portfolio will receive 1.95% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Pinnacle Entertainment, Inc.	(58,740)

5,000,000 USD	12/20/2010	Agreement with Lehman Brothers dated 10/26/2005 whereby the Portfolio will receive 2.15% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by EPCO Holdings, Inc.	(308)

8   Restricted Securities

At October 31, 2005, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Restricted Securities

	Date of	Shares/
Description	Acquisition	Face	Cost	Fair Value
Common Stocks
Knowledge Universe, Inc.	10/23/04	25	$25,000	$41,601
			$25,000	$41,601
Preferred Stocks
Hayes Lemmerz International	6/23/03	350	$17,500	$5,912
			$17,500	$5,912
			$42,500	$47,513

42

Floating Rate Portfolio as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned as of October 31, 2005 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating-Rate Portfolio as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2005

43

Eaton Vance Floating-Rate Fund as of October 31, 2005

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Floating Rate Portfolio (the “Portfolio”) and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement between the Portfolio and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•   An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•   An independent report comparing the expense ratio of the Eaton Vance Floating-Rate Fund to those of comparable funds;

•   Information regarding Fund investment performance (including on a risk-adjusted basis) in comparison to relevant peer groups of funds and appropriate indices;

•   The economic outlook and the general investment outlook in relevant investment markets;

•   Eaton Vance Management’s (“Eaton Vance”) results and financial condition and the overall organization of the investment adviser;

•   The procedures and processes used to determine the fair value of Fund assets, including, in particular, the valuation of senior loan portfolios and actions taken to monitor and test the effectiveness of such procedures and processes;

• Eaton Vance’s management of the relationship with the custodian, subcustodians and fund accountants;

•   The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•   The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•   The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the investment adviser’s portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreement. Specifically, the Special Committee considered the investment adviser’s experience in managing senior loan portfolios. The Special Committee noted the experience of the 26 bank loan investment professionals and other personnel who would provide services under the investment advisory agreement, including four portfolio managers and 15 analysts. Many of these portfolio managers and analysts have previous experience working for commercial banks and other lending institutions. The Special Committee also took into account the time and attention to be devoted by senior management to the Portfolio and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill its duties on behalf of the Portfolio.

In its review of comparative information with respect to the Fund’s investment performance (including on a risk-adjusted basis), the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund’s expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser’s profits in providing investment management services for the Portfolio and for all Eaton Vance funds as a group. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits

44

from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

45

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), and Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of the Portfolio since 2000	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC
Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 2000 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982- 2001).	161	None

46

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee
Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner Covington & Burling, Washington, DC (1991-2000).	161	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 2000

President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).

				161	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2000	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992- 2000).	152	Director of Carey & Company LLC (manager of real estate investment trusts)

47

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002

Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Susan Schiff 3/31/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	President of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Treasurer of the Trust since 2005(3); and of the Portfolio since 2002(2).	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997; of the Portfolio since 2000	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

48

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)     Includes both master and feeder funds in a master-feeder structure.

(2)     Prior to 2002, Mr. Swaffield served as Vice President of the Portfolio since 2000 and Ms. Campbell served as Assistant Treasurer of the Portfolio since 2000.

(3)     Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

49

Investment Adviser of Floating Rate Portfolio

Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Floating-Rate Fund

Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter

Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian

Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Floating-Rate Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1044-12/05	FRSRC

Annual Report October 31, 2005

EATON VANCE FLOATING-RATE & HIGH INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,

DELIVERY OF SHAREHOLDER DOCUMENTS,

PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

• Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

• None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

• Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

• We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling

1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2005

MANAGEMENT’ S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

• The Fund’s Class A shares distributed $0.479 in income dividends during the year ended October 31, 2005. Based on the Class A most recent distribution and a $10.29 net asset value on October 31, 2005, the Fund had a distribution rate of 5.56%.(1) The Class A SEC 30-day yield at October 31, 2005 was 5.23%.(2)

• The Fund’s Class B shares distributed $0.377 in income dividends during the year ended October 31, 2005. Based on the Class B most recent distribution and a $9.68 net asset value on October 31, 2005, the Class B had a distribution rate of 4.81%.(1) The Class B SEC 30-day yield at October 31, 2005 was 4.73%.(2)

• The Fund’s Class C shares distributed $0.377 in income dividends during the year ended October 31, 2005. Based on the Class C most recent distribution and a $9.68 net asset value on October 31, 2005, the Class C had a distribution rate of 4.81%.(1) The Class C SEC 30-day yield at October 31, 2005 was 4.73%.(2)

• The Fund’s Class I shares distributed $0.475 in income dividends during the year ended October 31, 2005. Based on the Class I most recent distribution and a $9.69 net asset value on October 31, 2005, the Class I had a distribution rate of 5.81%.(1) The Class I SEC 30-day yield at October 31, 2005 was 5.73%.(2)

• The Fund’s Advisers Class shares distributed $0.451 in income dividends during the year ended October 31, 2005. Based on the Adviser Class most recent distribution and a $9.68 net asset value on October 31, 2005, the Advisers Class had a distribution rate of 5.56%.(1) The Advisers Class SEC 30-day yield at October 31, 2005 was 5.48%.(2)

The Fund’s Investments

• Floating Rate Portfolio’s investments included 481 borrowers at October 31, 2005, with an average loan size of just 0.20% of total investments and no industry constituting more than 8.0% of total investments. Building and development (including manufacturers of building products companies that manage/own apartments, shopping malls and commercial office buildings, among others), health care, publishing, leisure goods/activities/movies and chemicals/plastics were the largest industry weightings.

• The loan market performed well, as short-term interest rates rose throughout the fiscal year. The London Inter-Bank Offered Rate (LIBOR) – the benchmark over which loan interest rates are typically set – kept pace with the Federal Reserve’s rate hikes, rising 175 basis points (1.75%) over the period. Yield spreads narrowed to just below their historical range, although there were signs that downward pressures were mitigating.

• In the wake of Hurricanes Katrina and Rita, management identified approximately 10 companies that were directly impacted by the storms. While these loans suffered very little price impact, management nonetheless selectively reduced exposure to the hardest-hit companies, generally at prices above par. The hurricanes had little initial overall impact on the Floating Rate Portfolio.

• The Floating Rate Portfolio expanded its investment universe to include European loans during the fiscal year, a move that, in management’s view, has helped the Portfolio diversify further. Management employed a hedging strategy to hedge the currency risk.

• The Fund’s investment in High Income Portfolio again provided a yield enhancement. The Fund reduced its high-yield bond exposure early in the fiscal year, a move that limited its exposure to the continuing volatility within the high-yield market. High Income Portfolio maintained a relatively short duration, which insulated the Fund from some of that market volatility.

• For the year ended October 31, 2005, the Fund’s Class I shares had a total return of 4.78% versus the 5.03% total return of the S&P/LSTA Leveraged Loan Index – an unmanaged index of U.S. dollar-denominated leveraged loans.(3) The Fund’s slight underperformance versus the Index was attributed to the Portfolio’s lower relative weightings in the riskier segments of the market, such as the auto and auto parts sector.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)       The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

(2)       The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(3)       It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and the S&P/LSTA leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)

	Class A	Class B	Class C	Class I	Advisers Class
Average Annual Total Returns (at net asset value)
One Year	4.43%	3.74%	3.74%	4.78%	4.42%
Five Years	N.A.	3.86	3.86	4.86	4.61
Life of Fund†	5.39	3.85	3.85	4.81	4.56

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	2.06%	-1.25%	2.74%	4.78%	4.42%
Five Years	N.A.	3.52	3.86	4.86	4.61
Life of Fund†	4.43	3.68	3.85	4.81	4.56

†                       Inception Dates – Class A: 5/7/03; Class B: 9/5/00; Class C: 9/5/00; Class I: 9/15/00; Advisers Class: 9/7/00

(1)            Average Annual Total Returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. 1-year SEC returns for Class C reflect 1% CDSC. Advisers Class and Class I are offered to certain investors at net asset value. Class A, Advisers Class and Class I shares redeemed or exchanged within 90 days of settlement of purchase are subject to a 1% redemption fee.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Diversification of Floating Rate Portfolio by Industries(2)

By total investments

Building & Development	7.3%
Healthcare	6.4
Publishing	5.5
Chemicals & Plastics	5.2
Leisure Goods/Activities/Movies	4.8
Radio & Television	4.6
Telecommunications	4.2
Lodging & Casinos	4.1
Cable & Satellite Television	4.1
Business Equip. & Services	3.9
Automotive	3.9
Oil & Gas	3.8
Containers & Glass Products	3.7
Retailers (Except Food & Drug)	3.1
Utilities	2.6
Conglomerates	2.5
Electronics/Electrical	2.3
Financial Intermediaries	2.2
Nonferrous Metals/Minerals	2.1
Food Products	2.1%
Food Service	2.0
Aerospace & Defense	1.9
Forest Products	1.8
Food/Drug Retailers	1.7
Ecological Services & Equip.	1.3
Beverage & Tobacco	1.3
Industrial Equipment	1.2
Home Furnishings	1.2
Insurance	0.9
Equipment Leasing	0.8
Cosmetics/Toiletries	0.7
Drugs	0.6
Rail Industries	0.5
Clothing/Textiles	0.4
Surface Transport	0.3
Air Transport	0.2
Real Estate	0.2
Farming/Agriculture	0.2

(2)               Reflects the Fund’s investments in Floating Rate Portfolio as of October 31, 2005. Industries are shown as a percentage of the Floating Rate Portfolio’s total investments. Statistics may not be representative of current or future investments and are subject to change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate & High Income Fund Class B vs. the S&P/LSTA Leveraged Loan Index.*

*                 Sources: Thomson Financial; Bloomberg, L.P. Class B of the Fund commenced operations on 9/5/00.

The investment in Class B shares would have been valued at $12,101 after the deduction of the applicable CDSC. A $10,000 hypothetical investment at net asset value in Class A on 5/7/03, Class C on 9/5/00, Class I on 9/15/00 and Advisers Class on 9/7/00 would have been valued at $11,407, $12,201, $12,723 and $12,583, respectively, on 10/31/05. A $10,000 hypothetical investment in Class A shares of the Fund at maximum offering price would have been valued at $11,151. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund Allocation(3)

By total investments

(3)               Reflects the Fund’s investments in Floating Rate Portfolio and High Income Portfolio as of October 31, 2005. Allocations are shown as a percentage of the Portfolio’s total investments. Statistics may not be representative of current or future investments and are subject to change due to active management.

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Floating-Rate & High Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)

Actual
Class A	$1,000.00	$1,024.90	$5.31
Class B	$1,000.00	$1,022.00	$9.17
Class C	$1,000.00	$1,022.00	$9.12
Class I	$1,000.00	$1,027.10	$4.04
Advisers Class	$1,000.00	$1,024.80	$5.31

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.00	$5.30
Class B	$1,000.00	$1,016.10	$9.15
Class C	$1,000.00	$1,016.20	$9.10
Class I	$1,000.00	$1,021.20	$4.02
Advisers Class	$1,000.00	$1,020.00	$5.30

* Expenses are equal to the Fund’s annualized expense ratio of 1.04% for Class A shares, 1.80% for Class B shares, 1.79% for Class C shares, 0.79% for Class I shares and 1.04% for Advisers shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolios.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in Floating Rate Portfolio, at value (identified cost, $1,671,037,983)	$1,678,951,615
Investment in High Income Portfolio, at value (identified cost, $240,712,497)	241,138,992
Receivable for Fund shares sold	7,244,389
Total assets	$1,927,334,996

Liabilities
Payable for Fund shares redeemed	$11,918,641
Dividends payable	2,373,447
Payable to affiliate for distribution and service fees	839,378
Payable to affiliate for administration fee	243,963
Payable to affiliate for Trustees’ fees	311
Accrued expenses	399,687
Total liabilities	$15,775,427
Net Assets	$1,911,559,569

Sources of Net Assets
Paid-in capital	$1,934,397,079
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(31,516,466)
Accumulated undistributed net investment income	338,829
Net unrealized appreciation from Portfolios (computed on the basis of identified cost)	8,340,127
Total	$1,911,559,569

Advisers Shares
Net Assets	$710,286,205
Shares Outstanding	73,362,274
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.68

Class A Shares
Net Assets	$474,435,135
Shares Outstanding	46,084,255
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.29
Maximum Offering Price Per Share (100 ÷ 97.75 of $10.29)	$10.53

Class B Shares
Net Assets	$163,795,132
Shares Outstanding	16,924,575
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.68

Class C Shares
Net Assets	$525,842,672
Shares Outstanding	54,346,845
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.68

Institutional Shares
Net Assets	$37,200,425
Shares Outstanding	3,840,469
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.69

On sales of $100,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended October 31, 2005

Investment Income
Interest allocated from Portfolios	$104,454,715
Dividends allocated from Portfolios (Note 8)	90,086
Miscellaneous income allocated from Portfolio (Note 8)	413,220
Expenses allocated from Portfolios	(10,149,380)
Net investment income from Portfolios	$94,808,641

Expenses
Administration fee	$2,780,151
Trustees’ fees and expenses	3,263
Distribution and service fees
Advisers	1,548,419
Class A	1,195,083
Class B	1,755,247
Class C	5,444,879
Transfer and dividend disbursing agent fees	1,254,900
Printing and postage	280,740
Registration fees	205,892
Legal and accounting services	63,653
Custodian fee	33,320
Miscellaneous	24,700
Total expenses	$14,590,247
Net investment income	$80,218,394

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) —
Investment transactions (identified cost basis)	$(2,540,528)
Swap contracts	232,072
Foreign currency and forward foreign currency exchange contract transactions	1,145,326
Net realized loss	$(1,163,130)
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(5,433,823)
Swap contracts	139,970
Foreign currency and forward foreign currency exchange contracts	1,006,323
Net change in unrealized appreciation (depreciation)	$(4,287,530)
Net realized and unrealized loss	$(5,450,660)
Net increase in net assets from operations	$74,767,734

See notes to financial statements

Statements of Changes in Net Assets

	Year Ended October 31, 2005	Year Ended October 31, 2004
Increase (Decrease) in Net Assets
From operations —
Net investment income	$80,218,394	$33,396,121
Net realized loss from investment transactions, swap contracts, and foreign currency transactions	(1,163,130)	(1,258,898)
Net change in unrealized appreciation (depreciation) from investments, swaps contracts, and foreign currency	(4,287,530)	11,236,784
Net increase in net assets from operations	$74,767,734	$43,374,007
Distributions to shareholders —
From net investment income
Advisers	$(29,088,136)	$(8,508,736)
Class A	(22,151,961)	(8,161,845)
Class B	(6,796,120)	(5,016,477)
Class C	(21,148,762)	(11,731,160)
Institutional	(1,774,593)	(383,651)
Total distributions to shareholders	$(80,959,572)	$(33,801,869)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers	$497,649,282	$476,534,349
Class A	310,332,995	448,467,252
Class B	16,819,856	51,686,906
Class C	172,756,357	297,151,276
Institutional	31,368,361	25,154,520
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers	20,738,789	6,812,134
Class A	16,645,366	5,768,281
Class B	4,314,073	3,038,792
Class C	14,359,632	7,820,760
Institutional	1,499,535	305,432
Cost of shares redeemed
Advisers	(279,958,379)	(79,563,049)
Class A	(283,905,387)	(65,830,754)
Class B	(37,221,398)	(34,024,936)
Class C	(173,248,556)	(98,569,752)
Institutional	(19,115,507)	(5,307,655)
Net asset value of shares exchanged
Class A	1,763,637	1,838,607
Class B	(1,763,637)	(1,838,607)
Redemption Fees	119,705	87,827
Net increase in net assets from Fund share transactions	$293,154,724	$1,039,531,383
Net increase in net assets	$286,962,886	$1,049,103,521

Net Assets
At beginning of year	$1,624,596,683	$575,493,162
At end of year	$1,911,559,569	$1,624,596,683

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$338,829	$(119,482)

See notes to financial statements

Financial Highlights

	Class A
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of year	$10.320	$10.220	$10.000

Income (loss) from operations
Net investment income	$0.475	$0.363	$0.179
Net realized and unrealized gain (loss)	(0.027)	0.109	0.241
Total income from operations	$0.448	$0.472	$0.420

Less distributions
From net investment income	$(0.479)	$(0.372)	$(0.200)
Total distributions	$(0.479)	$(0.372)	$(0.200)
Redemption fees	$0.001	$0.000 (3)	$—
Net asset value — End of period	$10.290	$10.320	$10.220
Total Return(4)	4.43%	4.69%	4.23%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$474,435	$431,257	$39,128
Ratios (As a percentage of average daily net assets):
Net expenses(5)	1.05%	1.07%	1.12	(6)%
Net expenses after custodian fee reduction(5)	1.05%	1.07%	1.12	(6)%
Net investment income	4.60%	3.52%	3.68	(6)%
Portfolio turnover of the Floating-Rate Portfolio	57%	67%	64%
Portfolio turnover of the High Income Portfolio	62%	80%	118%

(1) Net investment income per share was computed using average shares outstanding.

(2) For the period from the start of business, May 7, 2003, to October 31, 2003.

(3) Amounts represent less than $0.005 per share.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5) Includes the Fund’s share of the Portfolios’ allocated expenses.

(6) Annualized.

See notes to financial statements

	Advisers
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001
Net asset value — Beginning of year	$9.710	$9.610	$9.140	$9.550	$9.930

Income (loss) from operations
Net investment income	$0.451	$0.347	$0.407	$0.472	$0.725
Net realized and unrealized gain (loss)	(0.031)	0.103	0.486	(0.408)	(0.383)
Total income from operations	$0.420	$0.450	$0.893	$0.064	$0.342

Less distributions
From net investment income	$(0.451)	$(0.350)	$(0.423)	$(0.474)	$(0.722)
Total distributions	$(0.451)	$(0.350)	$(0.423)	$(0.474)	$(0.722)
Redemption fees	$0.001	$0.00 (3)	$0.00 (3)	$—	$—

Net asset value — End of year	$9.680	$9.710	$9.610	$9.140	$9.550
Total Return(4)	4.42%	4.76%	9.98%	0.62%	3.49%

Ratios/Supplemental Data†
Net assets, end of year (000’s omitted)	$710,286	$474,219	$68,258	$30,960	$33,773
Ratios (As a percentage of average daily net assets):
Net expenses(5)	1.05%	1.06%	1.12%	1.15%	1.03%
Net expenses after custodian fee reduction(5)	1.05%	1.06%	1.12%	1.15%	1.03%
Net investment income	4.65%	3.59%	4.32%	4.98%	6.94%
Portfolio Turnover of the Floating-Rate Portfolio	57%	67%	64%	76%	52%
Portfolio Turnover of the High Income Portfolio	62%	80%	118%	88%	83%

†        The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution and service fees, and an allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	1.16%
Expenses after custodian fee reduction(5)	1.16%
Net investment income	6.81%
Net investment income per share	$0.711

(1)          Net investment income per share was computed using average shares outstanding.

(2)          The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Invetment Companies and began using the interest method to amortize premiums on fixed-income securities the efect of this change for the year ended october 31, 2002 was to decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from $5.01 to 4.98%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(3)          Amounts represent less than $0.0005 per share.

(4)          Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)          Includes the Fund’s share of the Portfolios’ allocated expenses.

See notes to financial statements

	Class B
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001
Net asset value — Beginning of year	$9.700	$9.600	$9.140	$9.550	$9.930

Income (loss) from operations
Net investment income	$0.373	$0.275	$0.348	$0.400	$0.664
Net realized and unrealized gain (loss)	(0.017)	0.102	0.465	(0.407)	(0.382)
Total income (loss) from operations	$0.356	$0.377	$0.813	$(0.007)	$0.282

Less distributions
From net investment income	$(0.377)	$(0.277)	$(0.353)	$(0.403)	$(0.662)
Total distributions	$(0.377)	$(0.277)	$(0.353)	$(0.403)	$(0.662)
Redemption fees	$0.001	$0.00 (3)	$—	$—	$—

Net asset value — End of year	$9.680	$9.700	$9.600	$9.140	$9.550
Total Return(4)	3.74%	3.98%	9.05%	(0.13)%	2.86%

Ratios/Supplemental Data†
Net assets, end of year (000’s omitted)	$163,795	$182,045	$161,457	$165,834	$202,557
Ratios (As a percentage of average daily net assets):
Net expenses(5)	1.80%	1.82%	1.87%	1.90%	1.71%
Net expenses after custodian fee reduction(5)	1.80%	1.82%	1.87%	1.90%	1.71%
Net investment income	3.84%	2.84%	3.71%	4.22%	6.18%
Portfolio Turnover of the Floating-Rate Portfolio	57%	67%	64%	76%	52%
Portfolio Turnover of the High Income Portfolio	62%	80%	118%	88%	83%

†        The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution and service fees, and an allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	1.92%
Expenses after custodian fee reduction(5)	1.92%
Net investment income	5.97%
Net investment income per share	$0.641

(1)          Net investment income per share was computed using average shares outstanding.

(2)          The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 4.25% to 4.22%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(3)          Amounts represent less than $0.0005 per share.

(4)          Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)          Includes the Fund’s share of the Portfolios’ allocated expenses.

See notes to financial statements

	Class C
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001
Net asset value — Beginning of year	$9.700	$9.600	$9.140	$9.540	$9.930

Income (loss) from operations
Net investment income	$0.374	$0.273	$0.346	$0.401	$0.665
Net realized and unrealized gain (loss)	(0.018)	0.104	0.467	(0.398)	(0.393)
Total income from operations	$0.356	$0.377	$0.813	$0.003	$0.272

Less distributions
From net investment income	$(0.377)	$(0.277)	$(0.353)	$(0.403)	$(0.662)
Total distributions	$(0.377)	$(0.277)	$(0.353)	$(0.403)	$(0.662)
Redemption fees	$0.001	$0.00 (3)	$—	$—	$—

Net asset value — End of year	$9.680	$9.700	$9.600	$9.140	$9.540
Total Return(4)	3.74%	3.98%	9.06%	(0.03)%	2.75%

Ratios/Supplemental Data†
Net assets, end of year (000’s omitted)	$525,843	$513,459	$303,297	$279,061	$376,884
Ratios (As a percentage of average daily net assets):
Net expenses(5)	1.80%	1.82%	1.87%	1.91%	1.66%
Net expenses after custodian fee reduction(5)	1.80%	1.82%	1.87%	1.91%	1.66%
Net investment income	3.85%	2.83%	3.69%	4.23%	6.35%
Portfolio Turnover of the Floating-Rate Portfolio	57%	67%	64%	76%	52%
Portfolio Turnover of the High Income Portfolio	62%	80%	118%	88%	83%

†        The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, and an allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	1.89%
Expenses after custodian fee reduction(5)	1.89%
Net investment income	6.12%
Net investment income per share	$0.641

(1)          Net investment income per share was computed using average shares outstanding.

(2)          The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 4.26% to 4.23%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(3)          Amounts represent less than $0.0005 per share.

(4)          Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)          Includes the Fund’s share of the Portfolios’ allocated expenses.

See notes to financial statements

	Institutional
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001
Net asset value — Beginning of year	$9.710	$9.610	$9.150	$9.550	$9.940

Income (loss) from operations
Net investment income	$0.474	$0.373	$0.432	$0.500	$0.750
Net realized and unrealized gain (loss)	(0.020)	0.102	0.476	(0.402)	(0.398)
Total income from operations	$0.454	$0.475	$0.908	$0.098	$0.352

Less distributions
From net investment income	$(0.475)	$(0.375)	$(0.448)	$(0.498)	$(0.742)
Total distributions	$(0.475)	$(0.375)	$(0.448)	$(0.498)	$(0.742)
Redemption fees	$0.001	$0.00 (3)	$—	$—	$—

Net asset value — End of year	$9.690	$9.710	$9.610	$9.150	$9.550
Total Return(4)	4.78%	5.02%	10.14%	0.98%	3.58%

Ratios/Supplemental Data†
Net assets, end of year (000’s omitted)	$37,200	$23,618	$3,355	$1,681	$7,440
Ratios (As a percentage of average daily net assets):
Net expenses(5)	0.80%	0.82%	0.87%	0.94%	0.58%
Net expenses after custodian fee reduction(5)	0.80%	0.82%	0.87%	0.94%	0.58%
Net investment income	4.88%	3.85%	4.59%	5.24%	7.95%
Portfolio Turnover of the Floating-Rate Portfolio	57%	67%	64%	76%	52%
Portfolio Turnover of the High Income Portfolio	62%	80%	118%	88%	83%

†        The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution and service fees and an allocation of expenses to the Invesment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	0.71%
Expenses after custodian fee reduction(5)	0.71%
Net investment income	7.82%
Net investment income per share	$0.738

(1)          Net investment income per share was computed using average shares outstanding.

(2)          The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 5.27% to 5.24%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(3)          Amounts represent less than $0.0005 per share.

(4)          Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)          Includes the Fund’s share of the Portfolios’ allocated expenses.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1          Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers five classes of shares. The Advisers and Institutional Classes of shares are generally sold at net asset value per share and assess a redemption fee of 1% for shares redeemed or exchanged within three months of purchase. Class A shares are generally sold subject to a sales charge imposed at time of purchase and assess a redemption fee of 1% for shares redeemed or exchanged within three months of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’ paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in two Portfolios, Floating Rate Portfolio and High Income Portfolio (the Portfolios), New York trusts having the same investment objectives as the Fund. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of the Floating Rate Portfolio and the High Income Portfolio (25.8% and 21.7% at October 31, 2005, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. See Note 8 for further information on the results of operations of High Income Portfolio. A copy of the financial statements of High Income Portfolio is available on the EDGAR Database on The Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio’s valuation policies are as follows: fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Other investments listed on securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market system are valued at the NASDAQ official closing price. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B Income — The Fund’s net investment income consists of the Fund’s pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At October 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $31,111,429 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2008 ($9,059), October 31, 2009 ($7,397,085), October 31, 2010 ($16,168,986), October 31, 2011 ($2,993,864), October 31, 2012 ($2,290,023) and October 31, 2013 ($2,252,412).

D Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

F Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2          Distributions to Shareholders

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the period from the years ended October 31, 2005 and October 31, 2004 was as follows:

	Year Ended October 31,
	2005	2004
Distributions declared from:

Ordinary income	$80,959,572	$33,801,869

During the year ended October 31, 2005, accumulated distributions in excess of net investment income was decreased by $1,199,489, and accumulated net realized loss was increased by $1,286,373 and paid in capital was increased by $86,884 primarily due to differences between book and tax accounting. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$2,720,327
Capital loss carryforwards	$(31,111,429)
Unrealized gain	$7,935,090
Other temporary differences	$(2,381,498)

3          Shares of Beneficial Interest

The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers	2005	2004
Sales	51,182,623	49,274,671
Issued to shareholders electing to receive payments of distributions in Fund shares	2,135,355	703,812
Redemptions	(28,816,968)	(8,222,041)
Net increase	24,501,010	41,756,442

	Year Ended October 31,
Class A	2005	2004
Sales	30,010,219	43,621,913
Issued to shareholders electing to receive payments of distributions in Fund shares	1,611,517	560,535
Redemptions	(27,503,909)	(6,396,729)
Exchange from Class B shares	170,680	179,651
Net increase	4,288,507	37,965,370

	Year Ended October 31,
Class B	2005	2004
Sales	1,730,075	5,347,185
Issued to shareholders electing to receive payments of distributions in Fund shares	444,269	314,193
Redemptions	(3,832,405)	(3,518,733)
Exchange to Class A shares	(181,411)	(189,925)
Net increase (decrease)	(1,839,472)	1,952,720

	Year Ended October 31,
Class C	2005	2004
Sales	17,775,075	30,739,947
Issued to shareholders electing to receive payments of distributions in Fund shares	1,479,069	808,641
Redemptions	(17,848,184)	(10,194,182)
Net increase	1,405,960	21,354,406

	Year Ended October 31,
Institutional	2005	2004
Sales	3,222,632	2,600,023
Issued to shareholders electing to receive payments of distributions in Fund shares	154,291	31,534
Redemptions	(1,969,142)	(547,877)
Net increase	1,407,781	2,083,680

Redemptions or exchanges of Advisers, Class A and Institutional Class shares made within three months of purchase are subject to a redemption fee equal to 1.00% of the amount redeemed. For the year ended October 31, 2005 the Fund received $119,705 in redemption fees.

4          Transactions with Affiliates

The Fund is authorized to pay Eaton Vance Management, (EVM), a fee as compensation for administrative services necessary to conduct the Fund’s business. The fee is computed at the annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2005, the fee amounted to $2,780,151. The Portfolios have engaged Boston Management and Research, (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolio’s Notes to Financial Statements. Except as to Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2005, EVM earned $68,011 in sub-transfer agent fees. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations. The Fund was informed that EVD, a subsidiary of EVM and the Fund’s principal underwriter, received $94,371 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2005.

5          Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for the Advisers shares (Advisers Plan) and Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD), amounts equal to 0.75% of the Fund’s average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. For the year ended October 31, 2005, the Fund paid or accrued $1,316,435 and $4,083,659, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $8,276,000 and $46,000,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund’s average daily net assets attributable to the Advisers Class, Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2005 amounted to $1,548,419, $1,195,083, $438,812, and $1,361,220 for Advisers Class, Class A, Class B, and Class C shares, respectively.

6          Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class’ Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund has been informed that EVD received approximately $115,000, $570,000, and $271,000 of CDSC paid by shareholders of Class A, Class B, and Class C shares, respectively, for the year ended October 31, 2005.

7          Investment Transactions

Increases and decreases in the Fund’s investment in the Floating Rate Portfolio for the year ended October 31, 2005, aggregated $406,210,672 and $168,166,296, respectively. Increases and decreases in the Fund’s investment in the High Income Portfolio for the year ended October 31, 2005, aggregated $60,355,775 and $88,936,180, respectively.

8          Investment in Portfolios

For the year ended October 31, 2005, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

	Floating Rate Portfolio	High Income Portfolio	Total
Dividend income	$642	$89,444	$90,086
Interest income	84,447,254	20,007,461	104,454,715
Miscellaneous income	—	413,220	413,220
Expenses	(8,778,254)	(1,371,126)	(10,149,380)
Net investment income	$75,669,642	$19,138,999	$94,808,641
Net realized gain (loss) —
Investments (identified cost basis)	$(3,341,913)	$801,385	$(2,540,528)
Swap contracts	234,707	(2,635)	232,072
Foreign currency, and forward foreign currency exchange contracts	1,102,692	42,634	1,145,326
Net realized gain (loss) on investments	$(2,004,514)	$841,384	$(1,163,130)
Change in unrealized appreciation (depreciation) —	$468,362	$(5,902,185)	$(5,433,823)
Investment transactions
Swap contracts	84,752	55,218	139,970
Foreign currency and forward foreign currency exchange contracts	1,011,576	(5,253)	1,006,323
Net change in unrealized appreciation (depreciation)	$1,564,690	$(5,852,220)	$(4,287,530)

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance

Floating-Rate & High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the Fund) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Floating-Rate & High Income Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2005

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Floating Rate Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests — 96.8% (1)

Principal
Amount	Borrower/Tranche Description		Value

Aerospace and Defense — 1.9%

	Alliant Techsystems, Inc.
$4,189,500	Term Loan, 5.23%, Maturing March 31, 2009		$4,214,377
	CACI International, Inc.
9,288,575	Term Loan, 5.23%, Maturing May 3, 2011		9,395,003
	Ceradyne, Inc.
7,647,700	Term Loan, 6.00%, Maturing August 18, 2011		7,685,939
	Delta Air Lines, Inc.
8,800,000	Term Loan, 10.39%, Maturing March 16, 2008		9,128,170
	Dresser Rand Group, Inc.
787,623	Term Loan, 4.44%, Maturing October 29, 2011	EUR	952,220
7,736,979	Term Loan, 6.08%, Maturing October 29, 2011		7,867,540
	DRS Technologies, Inc.
7,547,338	Term Loan, 5.77%, Maturing November 4, 2010		7,606,305
	Hexcel Corp.
10,960,222	Term Loan, 5.81%, Maturing March 1, 2012		11,076,675
	K&F Industries, Inc.
9,992,100	Term Loan, 6.38%, Maturing November 18, 2012		10,110,757
	Mid-Western Aircraft Systems, Inc.
6,364,050	Term Loan, 6.41%, Maturing December 31, 2011		6,453,942
	Standard Aero Holdings, Inc.
9,364,354	Term Loan, 6.25%, Maturing August 24, 2012		9,484,339
	Transdigm, Inc.
16,632,230	Term Loan, 6.19%, Maturing July 22, 2010		16,895,568
	Vought Aircraft Industries, Inc.
4,000,000	Term Loan, 6.09%, Maturing December 22, 2010		4,050,624
7,620,824	Term Loan, 6.59%, Maturing December 22, 2011		7,707,510
	Wam Aquisition, S.A.
4,714,710	Term Loan, 6.77%, Maturing April 8, 2013		4,730,966
4,714,710	Term Loan, 7.27%, Maturing April 8, 2014		4,747,930
	Wyle Laboratories, Inc.
4,492,425	Term Loan, 6.46%, Maturing January 28, 2011		4,557,004
			$126,664,869

Air Transport — 0.2%

	United Airlines, Inc.
$16,055,570	DIP Loan, 7.96%, Maturing December 31, 2006		$16,251,255
			$16,251,255
Automotive — 4.0%

	AA Acquisitions Co., Ltd.
$1,500,000	Term Loan, 7.36%, Maturing June 25, 2012	GBP	2,680,989
1,500,000	Term Loan, 7.86%, Maturing June 25, 2013	GBP	2,690,137
	Accuride Corp.
14,611,155	Term Loan, 6.18%, Maturing January 31, 2012		14,724,392
	Affina Group, Inc.
5,741,171	Term Loan, 6.40%, Maturing November 30, 2011		5,752,831
	Collins & Aikman Products Co.
7,008,070	Term Loan, 10.25%, Maturing August 31, 2011		6,741,511
	CSA Acquisition Corp.
4,698,665	Term Loan, 6.06%, Maturing December 23, 2011		4,728,032
3,990,512	Term Loan, 6.06%, Maturing December 23, 2011		4,015,452
	Dayco Products, LLC
12,559,598	Term Loan, 7.04%, Maturing June 23, 2011		12,708,744
	Dura Operating Corp.
2,500,000	Revolving Loan, 0.00%, Maturing May 3, 2011(2)		2,462,500
3,718,000	Term Loan, 7.44%, Maturing May 3, 2011		3,741,237
	Exide Technologies, Inc.
3,892,568	Term Loan, 9.37%, Maturing May 5, 2010		3,921,762
2,995,782	Term Loan, 9.37%, Maturing May 5, 2010		3,014,506
	Federal-Mogul Corp.
4,995,670	Revolving Loan, 5.83%, Maturing December 9, 2006(2)		4,679,280
4,108,827	Term Loan, 6.33%, Maturing December 9, 2006		3,870,429
6,000,000	Term Loan, 6.58%, Maturing December 9, 2006		5,659,374
5,137,364	Term Loan, 7.83%, Maturing December 9, 2006		5,150,207
12,795,732	Revolving Loan, 7.83%, Maturing December 9, 2006(2)		12,835,719
	Goodyear Tire & Rubber Co.
13,000,000	Revolving Loan, 0.00%, Maturing April 30, 2010(2)		12,951,250
5,890,000	Term Loan, 3.50%, Maturing April 30, 2010		5,942,592
19,720,000	Term Loan, 7.06%, Maturing April 30, 2010		19,915,149
1,000,000	Term Loan, 7.81%, Maturing March 1, 2011		994,250
	HLI Operating Co., Inc.
9,067,291	Term Loan, 7.15%, Maturing June 3, 2009		9,055,150
	Insurance Auto Auctions, Inc.
2,485,000	Term Loan, 6.45%, Maturing May 19, 2012		2,519,169
	Key Automotive Group
5,159,645	Term Loan, 6.86%, Maturing June 29, 2010		5,159,645
	Keystone Automotive Operations, Inc.
11,573,952	Term Loan, 5.80%, Maturing October 30, 2009		11,675,224
	Plastech Engineered Products, Inc.
2,430,911	Term Loan, 8.77%, Maturing March 31, 2010		2,321,520

See notes to financial statements

Principal
Amount	Borrower/Tranche Description		Value

Automotive (continued)

	R.J. Tower Corp.
$6,120,000	DIP Revolving Loan, 5.45%, Maturing February 2, 2007(2)		$6,108,525
1,000,000	DIP Revolving Loan, 7.25%, Maturing February 2, 2007		1,018,958
	Speedy 1, Ltd.
1,978,627	Term Loan, 4.52%, Maturing August 31, 2013	EUR	2,400,451
1,978,627	Term Loan, 5.02%, Maturing August 31, 2014	EUR	2,411,163
	Tenneco Automotive, Inc.
11,860,733	Term Loan, 6.08%, Maturing December 12, 2009		12,059,033
4,505,755	Term Loan, 6.11%, Maturing December 12, 2010		4,581,087
	The Goodyear Dunlop Tires
1,000,000	Term Loan, 4.52%, Maturing April 30, 2010	EUR	1,201,742
	TI Automotive, Ltd.
7,547,855	Term Loan, 6.91%, Maturing June 30, 2011		7,425,202
	Trimas Corp.
8,447,689	Term Loan, 7.69%, Maturing December 31, 2009		8,539,203
	TRW Automotive, Inc.
13,994,250	Term Loan, 4.94%, Maturing October 31, 2010		14,100,956
21,104,942	Term Loan, 5.25%, Maturing June 30, 2012		21,331,377
	United Components, Inc.
7,108,157	Term Loan, 6.26%, Maturing June 30, 2010		7,223,665
			$258,312,413

Beverage and Tobacco — 1.3%

	Alliance One International, Inc.
$5,522,250	Term Loan, 6.73%, Maturing May 13, 2010		$5,522,250
	Constellation Brands, Inc.
30,902,710	Term Loan, 5.66%, Maturing November 30, 2011		31,275,489
	Culligan International Co.
7,573,500	Term Loan, 6.47%, Maturing September 30, 2011		7,671,327
	National Dairy Holdings, L.P.
8,427,650	Term Loan, 6.08%, Maturing March 15, 2012		8,496,125
	National Distribution Company
5,380,000	Term Loan, 10.56%, Maturing June 22, 2010		5,393,450
	Southern Wine & Spirits of America, Inc.
23,450,375	Term Loan, 5.53%, Maturing May 31, 2012		23,694,657
	Sunny Delight Beverages Co.
1,811,640	Term Loan, 8.25%, Maturing August 20, 2010		1,827,491
			$83,880,789

Building and Development — 7.5%

	401 North Wabash Venture, LLC
$9,500,000	Term Loan, 7.87%, Maturing May 7, 2008(2)		$9,595,000
	Biomed Realty, L.P.
21,175,000	Term Loan, 6.11%, Maturing May 31, 2010		21,201,469
	Contech Construction Products, Inc.
2,279,540	Term Loan, 6.15%, Maturing December 7, 2010		2,315,871
	DMB/CHII, LLC
409,692	Term Loan, 6.44%, Maturing March 3, 2007		410,716
	Empire Hawkeye Partners, L.P.
12,000,000	Term Loan, 5.54%, Maturing December 1, 2009(2)		12,015,000
	Formica Corp.
3,724,771	Term Loan, 9.03%, Maturing June 10, 2010		3,743,395
2,584,057	Term Loan, 9.03%, Maturing June 10, 2010		2,596,977
1,321,506	Term Loan, 9.03%, Maturing June 10, 2010		1,328,114
1,066,353	Term Loan, 9.03%, Maturing June 10, 2010		1,071,685
	FT-FIN Acquisition, LLC
7,140,190	Term Loan, 8.56%, Maturing November 17, 2007		7,158,041
	General Growth Properties, Inc.
5,108,024	Term Loan, 5.61%, Maturing November 12, 2007		5,134,627
53,827,782	Term Loan, 6.09%, Maturing November 12, 2008		54,484,912
	Hovstone Holdings, LLC
8,520,000	Term Loan, 6.29%, Maturing February 28, 2009		8,541,300
	Kyle Acquisition Group, LLC
3,531,157	Term Loan, 6.06%, Maturing July 20, 2008		3,575,297
3,268,843	Term Loan, 6.06%, Maturing July 20, 2010		3,309,703
	Landsource Communities, LLC
18,000,000	Term Loan, 6.50%, Maturing March 31, 2010		18,163,134
	Lion Gables Realty Limited
11,904,579	Term Loan, 5.63%, Maturing September 30, 2006		11,968,566
	LNR Property Corp.
33,711,829	Term Loan, 6.73%, Maturing February 3, 2008		33,985,738
	LNR Property Holdings
5,650,000	Term Loan, 8.23%, Maturing March 8, 2008		5,674,719
	Longyear Holdings, Inc.
3,758,580	Term Loan, 6.53%, Maturing July 28, 2012		3,763,278
939,645	Term Loan, 6.53%, Maturing July 28, 2012		940,820
	MAAX Corp.
6,670,586	Term Loan, 6.75%, Maturing June 4, 2011		6,637,233
	Mueller Group, Inc.
17,625,000	Term Loan, 6.40%, Maturing October 3, 2012		17,881,514

See notes to financial statements

Principal
Amount	Borrower/Tranche Description	Value

Building and Development (continued)

	NCI Building Systems, Inc.
$9,016,184	Term Loan, 4.93%, Maturing June 18, 2010	$9,064,087
	Newkirk Master, L.P.
29,062,620	Term Loan, 6.02%, Maturing August 11, 2008	29,498,559
	Newkirk Tender Holdings, LLC
5,401,619	Term Loan, 8.59%, Maturing May 25, 2006	5,415,123
2,333,333	Term Loan, 10.09%, Maturing May 25, 2006	2,339,167
	Nortek, Inc.
21,324,588	Term Loan, 5.92%, Maturing August 27, 2011	21,575,152
	Panolam Industries Holdings, Inc.
4,525,000	Term Loan, 6.77%, Maturing September 30, 2012	4,592,875
	Ply Gem Industries, Inc.
8,872,592	Term Loan, 6.16%, Maturing February 12, 2011	8,933,591
1,303,717	Term Loan, 6.16%, Maturing February 12, 2011	1,312,680
3,345,832	Term Loan, 6.64%, Maturing February 12, 2011	3,368,835
	Shea Mountain House, LLC
3,000,000	Term Loan, 5.80%, Maturing May 11, 2010	3,033,750
	South Edge, LLC
4,455,357	Term Loan, 5.31%, Maturing October 31, 2007	4,475,776
10,794,643	Term Loan, 5.56%, Maturing October 31, 2009	10,911,581
	St. Marys Cement, Inc.
16,138,408	Term Loan, 6.02%, Maturing December 4, 2010	16,420,830
	Stile Acquisition Corp.
19,854,933	Term Loan, 6.20%, Maturing April 6, 2013	19,804,164
	Stile U.S. Acquisition Corp.
19,885,367	Term Loan, 6.20%, Maturing April 6, 2013	19,834,520
	Sugarloaf Mills, L.P.
12,000,000	Term Loan, 5.79%, Maturing April 7, 2007	12,060,000
5,975,000	Term Loan, 6.94%, Maturing April 7, 2007	5,975,000
	Sunstone Hotel Partnership, LLC
10,000,000	Revolving Loan, 0.00%, Maturing October 26, 2007(2)	9,900,000
3,710,247	Term Loan, 6.33%, Maturing October 26, 2008	3,710,247
	TE / Tousa Senior, LLC
3,000,000	Revolving Loan, 0.00%, Maturing July 29, 2008(2)(3)	2,985,000
7,350,000	Term Loan, 6.56%, Maturing August 1, 2008	7,469,437
	The Woodlands Community Property Co.
9,888,000	Term Loan, 6.11%, Maturing November 30, 2007	9,949,800
4,090,000	Term Loan, 8.11%, Maturing November 30, 2007	4,151,350
	Tousa/Kolter, LLC
12,620,000	Term Loan, 6.11%, Maturing January 7, 2008(2)	12,683,100
	Tower Financing, LLC
7,300,000	Term Loan, 7.54%, Maturing July 9, 2008	7,309,125
	Trustreet Properties, Inc.
$5,700,000	Term Loan, 5.86%, Maturing April 8, 2010	$5,753,437
	Whitehall Street Real Estate, L.P.
7,737,500	Term Loan, 7.83%, Maturing September 11, 2006(3)	7,867,490
		$485,891,785

Business Equipment and Services — 4.0%

	Acco Brands Corp.
$4,435,000	Term Loan, 5.73%, Maturing August 17, 2012	$4,490,992
	Affinion Group, Inc.
16,100,000	Term Loan, 6.91%, Maturing October 17, 2012	16,002,724
	Allied Security Holdings, LLC
8,075,000	Term Loan, 7.78%, Maturing June 30, 2010	8,186,031
	Baker & Taylor, Inc.
10,800,000	Revolving Loan, 5.66%, Maturing May 6, 2011(2)	10,746,000
4,650,000	Term Loan, 10.65%, Maturing May 6, 2011	4,708,125
	Buhrmann US, Inc.
10,888,664	Term Loan, 6.30%, Maturing December 31, 2010	11,099,632
	DynCorp International, LLC
8,094,325	Term Loan, 6.75%, Maturing February 11, 2011	8,128,054
	Global Imaging Systems, Inc.
8,564,697	Term Loan, 5.38%, Maturing May 10, 2010	8,628,932
	Info USA, Inc.
4,510,417	Term Loan, 6.53%, Maturing March 25, 2009	4,521,693
2,673,750	Term Loan, 6.78%, Maturing June 4, 2010	2,680,434
	Iron Mountain, Inc.
19,916,913	Term Loan, 5.63%, Maturing April 2, 2011	20,125,423
25,308,750	Term Loan, 5.72%, Maturing April 2, 2011	25,553,941
	Language Line, Inc.
11,975,572	Term Loan, 8.45%, Maturing June 11, 2011	12,084,849
	Mitchell International, Inc.
5,468,560	Term Loan, 6.15%, Maturing August 11, 2011	5,521,540
	Protection One, Inc.
7,182,354	Term Loan, 6.91%, Maturing April 18, 2011	7,269,892
	Sungard Data Systems, Inc.
89,121,638	Term Loan, 6.28%, Maturing February 11, 2013	90,007,774
	Transaction Network Services, Inc.
5,672,859	Term Loan, 5.85%, Maturing May 4, 2012	5,729,588
	US Investigations Services, Inc.
5,100,000	Term Loan, 6.57%, Maturing October 14, 2012	5,157,375

See notes to financial statements

Principal
Amount	Borrower/Tranche Description	Value

Business Equipment and Services (continued)

	Western Inventory Services
$1,726,191	Term Loan, 6.97%, Maturing March 31, 2011	$1,741,295
1,514,203	Term Loan, 6.99%, Maturing March 31, 2011	1,527,452
1,000,000	Term Loan, 10.77%, Maturing October 14, 2011	1,010,000
	Williams Scotsman, Inc.
5,250,000	Term Loan, 6.66%, Maturing June 27, 2010	5,318,906
		$260,240,652

Cable and Satellite Television — 4.2%

	Adelphia Communications Corp.
$21,356,806	DIP Loan, 6.31%, Maturing March 31, 2006	$21,463,590
	Atlantic Broadband Finance, LLC
9,948,328	Term Loan, 6.52%, Maturing September 1, 2011	10,122,424
	Bragg Communications, Inc.
7,647,018	Term Loan, 5.86%, Maturing August 31, 2011	7,756,944
	Bresnan Communications, LLC
3,312,528	Term Loan, 7.57%, Maturing September 30, 2009	3,360,146
3,000,000	Term Loan, 7.48%, Maturing September 30, 2010	3,045,000
	Canadian Cable Acquisition Co., Inc.
6,618,150	Term Loan, 7.02%, Maturing July 30, 2011	6,686,403
	Cebridge Connections, Inc.
5,220,500	Term Loan, 7.04%, Maturing February 23, 2009	5,253,128
	Charter Communications Operating, LLC
11,985,100	Term Loan, 7.25%, Maturing April 27, 2010	11,983,098
60,502,905	Term Loan, 7.50%, Maturing April 27, 2011	60,732,332
	EWT Elektro & Nachrichtentech
3,500,000	Term Loan, 5.12%, Maturing November 30, 2012	EUR	4,197,365
	Iesy Hessen GmbH and Co., KG
8,900,000	Term Loan, 4.88%, Maturing February 14, 2013	EUR	10,719,745
4,600,000	Term Loan, 5.38%, Maturing February 14, 2014	EUR	5,566,124
	Insight Midwest Holdings, LLC
23,987,812	Term Loan, 6.06%, Maturing December 31, 2009	24,355,137
	Kabel Deutschland GmbH
4,555,169	Term Loan, 4.40%, Maturing March 29, 2011	EUR	5,480,767
	MCC Iowa, LLC
2,398,250	Term Loan, 5.35%, Maturing March 31, 2010	2,398,749
9,872,900	Term Loan, 6.03%, Maturing February 3, 2014	10,027,164
	Mediacom Illinois, LLC
2,000,000	Term Loan, 5.27%, Maturing September 30, 2012	2,000,358
16,326,625	Term Loan, 6.28%, Maturing March 31, 2013	16,599,590
	NTL, Inc.
$11,300,000	Term Loan, 7.14%, Maturing April 13, 2012	$11,357,438
	UGS Corp.
26,696,123	Term Loan, 6.08%, Maturing March 31, 2012	27,121,606
	UPC Broadband Holdings B.V.
7,000,000	Term Loan, 4.67%, Maturing September 30, 2012	EUR	8,336,250
13,090,000	Term Loan, 6.55%, Maturing September 30, 2012	13,217,497
		$271,780,855

Chemicals and Plastics — 5.3%

	Basell Af S.A.R.L.
$961,538	Term Loan, 4.62%, Maturing August 1, 2013	EUR	1,161,545
538,462	Term Loan, 4.62%, Maturing August 1, 2013	EUR	650,800
833,333	Term Loan, 6.58%, Maturing August 1, 2013	847,657
166,667	Term Loan, 6.58%, Maturing August 1, 2013	169,462
961,538	Term Loan, 5.24%, Maturing August 1, 2014	EUR	1,165,719
538,462	Term Loan, 5.24%, Maturing August 1, 2014	EUR	653,179
833,333	Term Loan, 7.24%, Maturing August 1, 2014	848,698
166,667	Term Loan, 7.24%, Maturing August 1, 2014	169,670
	Brenntag AG
16,680,000	Term Loan, 6.81%, Maturing February 27, 2012	16,761,315
1,423,099	Term Loan, 5.41%, Maturing December 9, 2012	EUR	1,714,809
	Celanese AG
7,250,000	Term Loan, 3.89%, Maturing June 4, 2011	7,319,100
	Celanese Holdings, LLC
25,260,088	Term Loan, 6.31%, Maturing April 6, 2011	25,657,934
	Gentek, Inc.
5,266,997	Term Loan, 6.61%, Maturing February 25, 2011	5,309,133
	Hercules, Inc.
8,501,262	Term Loan, 5.86%, Maturing October 8, 2010	8,609,653
	Hexion Specialty Chemicals, Inc.
3,437,726	Term Loan, 3.16%, Maturing May 31, 2012	3,484,995
6,787,180	Term Loan, 6.38%, Maturing May 31, 2012	6,880,504
9,372,773	Term Loan, 6.56%, Maturing May 31, 2012	9,501,649
	Huntsman, LLC
3,892,000	Term Loan, 4.12%, Maturing August 16, 2012	EUR	4,719,914
32,351,421	Term Loan, 5.72%, Maturing August 16, 2012	32,562,287
	Innophos, Inc.
13,206,741	Term Loan, 6.21%, Maturing August 13, 2010	13,369,078
	Invista B.V.
14,803,412	Term Loan, 6.31%, Maturing April 29, 2011	15,053,219
6,422,707	Term Loan, 6.31%, Maturing April 29, 2011	6,531,090

See notes to financial statements

Principal
Amount	Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

	ISP Chemco, Inc.
$12,484,875	Term Loan, 5.83%, Maturing March 27, 2011	$12,640,936
	Kraton Polymer
10,705,611	Term Loan, 6.42%, Maturing December 23, 2010	10,879,577
	Mosaic Co.
12,034,525	Term Loan, 5.23%, Maturing February 21, 2012	12,179,312
	Nalco Co.
1,072,971	Term Loan, 6.52%, Maturing November 4, 2009	1,088,227
33,306,320	Term Loan, 5.81%, Maturing November 4, 2010	33,845,249
	PQ Corp.
8,452,525	Term Loan, 6.06%, Maturing February 11, 2012	8,521,202
	Professional Paint, Inc.
3,217,013	Term Loan, 7.18%, Maturing September 30, 2011	3,241,140
	Rockwood Specialties Group, Inc.
3,362,530	Term Loan, 4.69%, Maturing July 30, 2011	EUR	4,027,470
25,795,375	Term Loan, 6.47%, Maturing December 10, 2012	26,238,746
	Sigmakalon (BC) Holdco B.V.
141,929	Term Loan, 4.87%, Maturing September 9, 2013	EUR	169,996
2,778,106	Term Loan, 4.87%, Maturing September 9, 2013	EUR	3,327,476
5,079,965	Term Loan, 4.87%, Maturing September 9, 2013	EUR	6,084,528
1,725,707	Term Loan, 5.37%, Maturing September 9, 2014	EUR	2,066,966
483,547	Term Loan, 5.37%, Maturing September 9, 2014	EUR	579,169
422,542	Term Loan, 5.37%, Maturing September 9, 2014	EUR	506,099
5,368,204	Term Loan, 5.37%, Maturing September 9, 2014	EUR	6,429,766
	Solo Cup Co.
19,719,841	Term Loan, 6.44%, Maturing February 27, 2011	19,808,580
	TPG Spring Lux III S.A.R.L.
2,545,551	Term Loan, 5.37%, Maturing June 27, 2013	EUR	3,045,123
2,545,551	Term Loan, 5.37%, Maturing June 27, 2014	EUR	3,060,367
	TPG Spring UK, Ltd.
6,167,890	Term Loan, 4.87%, Maturing June 27, 2013	EUR	7,378,356
6,167,890	Term Loan, 5.37%, Maturing June 27, 2013	EUR	7,415,294
	Wavin Holdings B.V.
1,850,000	Term Loan, 4.65%, Maturing September 9, 2013	EUR	2,238,827
1,850,000	Term Loan, 5.15%, Maturing September 9, 2014	EUR	2,247,136
	Wellman, Inc.
6,250,000	Term Loan, 7.71%, Maturing February 10, 2009	6,369,794
	Westlake Chemical Corp.
284,375	Term Loan, 6.35%, Maturing July 31, 2010	287,219
		$346,817,965

Clothing/Textiles — 0.4%

	Propex Fabrics, Inc.
$11,108,529	Term Loan, 6.28%, Maturing December 31, 2011	$11,136,301
	SI Corp.
3,000,000	Revolving Loan, 7.75%, Maturing December 2, 2009(2)	2,902,500
	St. John Knits International, Inc.
4,554,952	Term Loan, 6.56%, Maturing March 23, 2012	4,623,277
	The William Carter Co.
5,953,125	Term Loan, 5.72%, Maturing July 14, 2012	6,033,123
		$24,695,201

Conglomerates — 2.6%

	Amsted Industries, Inc.
$18,927,807	Term Loan, 6.62%, Maturing October 15, 2010	$19,195,957
	Blount, Inc.
6,568,739	Term Loan, 6.57%, Maturing August 9, 2010	6,665,220
	Euramax International, Inc.
4,897,725	Term Loan, 6.38%, Maturing June 28, 2012	4,862,741
1,104,375	Term Loan, 7.34%, Maturing June 29, 2012	GBP	1,968,867
	Goodman Global Holdings, Inc.
10,455,988	Term Loan, 6.38%, Maturing December 23, 2011	10,619,362
	Jarden Corp.
8,977,500	Term Loan, 5.69%, Maturing January 24, 2012	9,023,510
22,054,847	Term Loan, 6.02%, Maturing January 24, 2012	22,249,790
	Johnson Diversey, Inc.
20,970,413	Term Loan, 5.46%, Maturing November 3, 2009	21,212,894
	Penn Engineering & Manufacturing Corp.
3,265,444	Term Loan, 6.52%, Maturing May 25, 2011	3,306,262
	Platinum 100, Ltd.
1,000,000	Term Loan, 7.37%, Maturing January 15, 2013	GBP	1,784,837
1,000,000	Term Loan, 7.87%, Maturing January 15, 2014	GBP	1,791,573
	Polymer Group, Inc.
13,031,667	Term Loan, 7.25%, Maturing April 27, 2010	13,237,997
2,500,000	Term Loan, 10.25%, Maturing April 27, 2011	2,556,250
	PP Acquisition Corp.
18,538,819	Term Loan, 6.34%, Maturing November 12, 2011	18,580,531
	Rexnord Corp.
15,542,450	Term Loan, 6.15%, Maturing December 31, 2011	15,743,212
	Roper Industries, Inc.
9,778,360	Term Loan, 4.85%, Maturing December 13, 2009	9,817,063
	Walter Industries, Inc.
3,775,000	Term Loan, 6.04%, Maturing October 3, 2012	3,826,906
		$166,442,972

See notes to financial statements

Principal
Amount	Borrower/Tranche Description		Value

Containers and Glass Products — 3.8%

	Berry Plastics Corp.
$28,746,569	Term Loan, 5.86%, Maturing December 2, 2011		$29,105,901
	BWAY Corp.
8,392,908	Term Loan, 6.31%, Maturing June 30, 2011		8,518,801
	Consolidated Container Holding
5,554,688	Term Loan, 7.50%, Maturing December 15, 2008		5,627,593
	Dr. Pepper/Seven Up Bottling
24,626,684	Term Loan, 6.16%, Maturing December 19, 2010		25,005,319
	Graham Packaging Holdings Co.
30,504,488	Term Loan, 6.56%, Maturing October 7, 2011		30,923,924
1,500,000	Term Loan, 8.25%, Maturing April 7, 2012		1,530,000
	Graphic Packaging International, Inc.
10,500,000	Revolving Loan, 0.00%, Maturing August 8, 2007(2)		10,263,751
39,048,604	Term Loan, 6.52%, Maturing August 8, 2010		39,458,615
	IPG (US), Inc.
10,444,500	Term Loan, 6.12%, Maturing July 28, 2011		10,596,812
	Kranson Industries, Inc.
4,098,125	Term Loan, 6.78%, Maturing July 30, 2011		4,159,597
	Owens-Illinois, Inc.
3,772,178	Term Loan, 5.67%, Maturing April 1, 2007		3,801,254
5,000,000	Revolving Loan, 6.85%, Maturing April 1, 2007(2)		4,995,315
6,619,164	Term Loan, 3.87%, Maturing April 1, 2008	EUR	8,002,430
4,073,548	Term Loan, 5.78%, Maturing April 1, 2008		4,112,585
725,064	Term Loan, 5.87%, Maturing April 1, 2008		731,861
	Picnal Acquisition, Inc.
1,708,273	Term Loan, 7.36%, Maturing June 30, 2011	GBP	3,012,225
199,727	Term Loan, 7.36%, Maturing June 30, 2011	GBP	352,462
1,991,413	Term Loan, 7.86%, Maturing June 30, 2012	GBP	3,525,888
265,366	Term Loan, 7.86%, Maturing June 30, 2012	GBP	470,116
	Pregis Corp.
2,000,000	Term Loan, 6.37%, Maturing October 12, 2011		2,015,626
	Smurfit-Stone Container Corp.
3,225,483	Term Loan, 2.10%, Maturing November 1, 2010		3,266,811
28,164,779	Term Loan, 5.72%, Maturing November 1, 2011		28,525,654
10,649,736	Term Loan, 5.88%, Maturing November 1, 2011		10,786,191
	U.S. Can Corp.
7,828,281	Term Loan, 7.65%, Maturing January 15, 2010		7,867,423
			$246,656,154

Cosmetics/Toiletries — 0.7%

	American Safety Razor Co.
$4,586,950	Term Loan, 6.61%, Maturing February 28, 2012		$4,658,621
	Church & Dwight Co., Inc.
20,769,124	Term Loan, 5.82%, Maturing May 30, 2011		21,011,437
	Prestige Brands, Inc.
15,751,790	Term Loan, 6.32%, Maturing April 7, 2011		15,968,377
	Revlon Consumer Products Corp.
6,837,500	Term Loan, 9.86%, Maturing July 9, 2010		7,063,992
			$48,702,427

Drugs — 0.6%

	Warner Chilcott Corp.
$767,621	Term Loan, 0.00%, Maturing January 31, 2006(2)		$772,131
153,535	Term Loan, 0.00%, Maturing June 30, 2006(2)		154,437
23,398,587	Term Loan, 6.61%, Maturing January 18, 2012		23,513,498
9,428,528	Term Loan, 6.77%, Maturing January 18, 2012		9,474,832
4,355,617	Term Loan, 6.77%, Maturing January 18, 2012		4,377,008
			$38,291,906

Ecological Services and Equipment — 1.3%

	Alderwoods Group, Inc.
$5,095,897	Term Loan, 5.84%, Maturing September 29, 2009		$5,170,746
	Allied Waste Industries, Inc.
9,204,558	Term Loan, 4.02%, Maturing January 15, 2012		9,265,280
26,129,174	Term Loan, 6.04%, Maturing January 15, 2012		26,302,881
	Envirocare of Utah, LLC
11,051,364	Term Loan, 6.95%, Maturing April 15, 2010		11,267,783
	Environmental Systems, Inc.
6,602,243	Term Loan, 7.49%, Maturing December 12, 2008		6,728,102
1,000,000	Term Loan, 13.98%, Maturing December 12, 2010		1,020,000
	IESI Corp.
9,267,647	Term Loan, 6.09%, Maturing January 20, 2012		9,389,285
	Sensus Metering Systems, Inc.
1,342,257	Term Loan, 6.44%, Maturing December 17, 2010		1,358,197
8,603,328	Term Loan, 6.45%, Maturing December 17, 2010		8,705,492
	Synagro Technologies, Inc.
1,172,857	Term Loan, 0.00%, Maturing June 21, 2012(2)		1,177,255
7,037,143	Term Loan, 6.17%, Maturing June 21, 2012		7,085,523
			$87,470,544

See notes to financial statements

Principal
Amount	Borrower/Tranche Description		Value

Electronics/Electrical — 2.3%

	AMI Semiconductor, Inc.
$7,785,892	Term Loan, 5.58%, Maturing April 1, 2012		$7,831,307
	Aspect Software, Inc.
4,350,000	Term Loan, 6.56%, Maturing September 22, 2010		4,379,906
	Communications & Power, Inc.
6,842,205	Term Loan, 6.03%, Maturing July 23, 2010		6,944,839
	Enersys Capital, Inc.
8,394,818	Term Loan, 5.86%, Maturing March 17, 2011		8,473,519
	Fairchild Semiconductor Corp.
17,531,216	Term Loan, 5.60%, Maturing December 31, 2010		17,662,700
	Invensys International Holding Ltd.
10,889,479	Term Loan, 7.79%, Maturing September 4, 2009		10,998,374
	Panavision, Inc.
3,094,077	Term Loan, 10.39%, Maturing January 12, 2007		3,161,760
	Rayovac Corp.
31,745,475	Term Loan, 6.00%, Maturing February 7, 2012		32,016,645
	Securityco, Inc.
12,604,428	Term Loan, 7.31%, Maturing June 28, 2010		12,698,961
	Spectrum Brands, Inc.
10,000,000	Term Loan, 4.43%, Maturing February 7, 2012	EUR	12,049,868
	SSA Global Technologies, Inc.
2,942,625	Term Loan, 5.97%, Maturing September 22, 2011		2,961,016
	Telcordia Technologies, Inc.
15,278,225	Term Loan, 6.36%, Maturing September 15, 2012		15,154,089
	United Online, Inc.
1,402,917	Term Loan, 7.03%, Maturing December 13, 2008		1,409,931
	Vertafore, Inc.
6,457,795	Term Loan, 6.57%, Maturing December 22, 2010		6,530,445
	Viasystems, Inc.
8,435,006	Term Loan, 8.38%, Maturing September 30, 2009		8,550,988
			$150,824,348

Equipment Leasing — 0.8%

	Ashtead Group, PLC
$5,125,000	Term Loan, 6.06%, Maturing November 12, 2009		$5,180,519
	Carey International, Inc.
2,992,500	Term Loan, 7.69%, Maturing May 2, 2011		2,932,650
	Maxim Crane Works, L.P.
11,547,145	Term Loan, 6.87%, Maturing January 28, 2010		11,720,352
976,995	Term Loan, 9.63%, Maturing January 28, 2012		1,001,420
	United Rentals, Inc.
$5,212,716	Term Loan, 2.87%, Maturing February 14, 2011		$5,264,191
25,504,750	Term Loan, 6.32%, Maturing February 14, 2011		25,756,609
			$51,855,741

Farming/Agriculture — 0.2%

	Central Garden & Pet Co.
$11,276,669	Term Loan, 5.78%, Maturing May 19, 2009		$11,438,771
			$11,438,771

Financial Intermediaries — 2.1%

	AIMCO Properties, L.P.
$8,875,000	Term Loan, 5.72%, Maturing November 2, 2009		$8,958,203
29,843,750	Term Loan, 5.89%, Maturing November 2, 2009		30,244,790
	Blitz F04-506 GmbH
1,500,000	Term Loan, 5.11%, Maturing June 30, 2014	EUR	1,825,820
	Coinstar, Inc.
7,076,865	Term Loan, 6.10%, Maturing July 7, 2011		7,209,556
	Corrections Corp. of America
5,912,037	Term Loan, 5.84%, Maturing March 31, 2008		5,985,937
	Fidelity National Information Solutions, Inc.
45,872,350	Term Loan, 5.69%, Maturing March 9, 2013		46,083,271
	Geo Group, Inc.
5,680,963	Term Loan, 6.06%, Maturing September 14, 2011		5,737,773
	The Macerich Partnership, L.P.
8,865,985	Term Loan, 5.66%, Maturing April 25, 2006		8,882,608
10,900,000	Revolving Loan, 5.39%, Maturing July 30, 2007(2)		10,900,000
11,280,000	Term Loan, 5.63%, Maturing April 25, 2010		11,364,600
			$137,192,558

Food Products — 2.1%

	Acosta Sales Co., Inc.
$9,555,207	Term Loan, 5.98%, Maturing August 13, 2010		$9,674,647
	American Seafoods Holdings, LLC
4,125,000	Term Loan, 5.84%, Maturing September 30, 2012		4,184,297
	Chiquita Brands, LLC
4,713,188	Term Loan, 6.57%, Maturing June 28, 2012		4,785,361
	Del Monte Corp.
5,472,500	Term Loan, 5.73%, Maturing February 8, 2012		5,558,008
	Dole Food Company, Inc.
11,360,627	Term Loan, 5.59%, Maturing April 18, 2012		11,468,553

See notes to financial statements

Principal
Amount	Borrower/Tranche Description		Value

Food Products (continued)

	Herbalife International, Inc.
$5,212,357	Term Loan, 5.93%, Maturing December 21, 2010		$5,285,658
	Interstate Brands Corp.
1,875,000	Term Loan, 7.95%, Maturing July 19, 2006		1,886,719
8,250,000	Revolving Loan, 0.00%, Maturing September 22, 2006(2)		8,255,156
1,972,066	Term Loan, 7.81%, Maturing July 19, 2007		1,987,843
6,046,139	Term Loan, 8.18%, Maturing July 19, 2007		6,105,089
	Merisant Co.
13,904,938	Term Loan, 7.49%, Maturing January 11, 2010		13,731,126
	Michael Foods, Inc.
12,829,879	Term Loan, 5.19%, Maturing November 21, 2010		13,046,383
6,200,000	Term Loan, 6.59%, Maturing November 20, 2011		6,289,125
	Nash-Finch Co.
6,300,000	Term Loan, 6.31%, Maturing November 12, 2010		6,339,375
	Pinnacle Foods Holdings Corp.
1,000,000	Revolving Loan, 0.00%, Maturing November 25, 2009(2)		980,000
21,488,142	Term Loan, 7.31%, Maturing November 25, 2010		21,783,604
	Reddy Ice Group, Inc.
13,335,000	Term Loan, 5.87%, Maturing August 9, 2012		13,476,684
	United Biscuits, Ltd.
1,547,559	Term Loan, 9.05%, Maturing January 14, 2011	GBP	2,797,782
			$137,635,410

Food Service — 2.1%

	AFC Enterprises, Inc.
$4,937,625	Term Loan, 6.31%, Maturing May 11, 2011		$4,999,345
	Buffets, Inc.
227,273	Term Loan, 6.78%, Maturing June 28, 2009		229,545
10,538,418	Term Loan, 7.16%, Maturing June 28, 2009		10,643,802
	Burger King Corp.
6,284,250	Term Loan, 5.83%, Maturing June 30, 2012		6,357,191
	Carrols Corp.
12,022,015	Term Loan, 6.56%, Maturing December 31, 2010		12,202,345
	CKE Restaurants, Inc.
3,586,522	Term Loan, 6.00%, Maturing May 1, 2010		3,613,421
	Denny’s, Inc.
8,704,283	Term Loan, 7.30%, Maturing September 21, 2009		8,837,572
	Domino’s, Inc.
6,592,593	Revolving Loan, 0.00%, Maturing June 25, 2009(2)		6,526,667
30,424,098	Term Loan, 5.81%, Maturing June 25, 2010		30,950,192
	Gate Gourmet Borrower, LLC
$7,947,871	Term Loan, 11.39%, Maturing December 31, 2008		$7,957,806
	Jack in the Box, Inc.
12,744,833	Term Loan, 5.57%, Maturing January 8, 2011		12,868,305
	Landry’s Restaurants, Inc.
7,994,588	Term Loan, 5.95%, Maturing December 28, 2010		8,082,032
	Maine Beverage Co., LLC
3,850,000	Term Loan, 5.77%, Maturing June 30, 2010		3,840,375
	Weight Watchers International, Inc.
2,000,000	Revolving Loan, 5.80%, Maturing March 31, 2009(2)		2,000,000
12,122,185	Term Loan, 5.64%, Maturing March 31, 2010		12,298,962
4,504,500	Term Loan, 5.67%, Maturing March 31, 2010		4,557,054
			$135,964,614

Food/Drug Retailers — 1.7%

	Cumberland Farms, Inc.
$10,397,873	Term Loan, 6.30%, Maturing September 8, 2008		$10,456,361
	General Nutrition Centers, Inc.
4,412,775	Term Loan, 6.80%, Maturing December 7, 2009		4,477,126
7,000,000	Revolving Loan, 0.00%, Maturing December 15, 2009(2)		6,864,375
	Giant Eagle, Inc.
5,019,565	Term Loan, 5.75%, Maturing August 6, 2009		5,104,270
13,274,448	Term Loan, 5.92%, Maturing August 6, 2009		13,498,454
	Roundy’s, Inc.
9,838,342	Term Loan, 6.00%, Maturing June 6, 2009		9,920,325
	The Jean Coutu Group (PJC), Inc.
29,656,703	Term Loan, 6.50%, Maturing July 30, 2011		30,025,099
	The Pantry, Inc.
8,178,074	Term Loan, 6.34%, Maturing March 12, 2011		8,310,968
	Winn-Dixie Stores, Inc.
23,000,000	DIP Loan, 5.81%, Maturing February 23, 2007(2)		22,942,500
			$111,599,478

Forest Products — 1.9%

	Appleton Papers, Inc.
$13,079,846	Term Loan, 6.03%, Maturing June 11, 2010		$13,239,263
	Boise Cascade Holdings, LLC
18,567,856	Term Loan, 5.79%, Maturing October 29, 2011		18,847,656
	Buckeye Technologies, Inc.
10,270,574	Term Loan, 5.89%, Maturing April 15, 2010		10,328,346

See notes to financial statements

Principal
Amount	Borrower/Tranche Description	Value

Forest Products (continued)

Escanaba Timber, LLC
$4,000,000	Term Loan, 6.75%, Maturing May 2, 2008	$4,005,000
Koch Cellulose, LLC
2,909,025	Term Loan, 5.36%, Maturing May 7, 2011	2,945,993
9,531,704	Term Loan, 5.77%, Maturing May 7, 2011	9,648,867
NewPage Corp.
10,000,000	Revolving Loan, 6.00%, Maturing May 2, 2010(2)	9,900,000
17,705,625	Term Loan, 6.79%, Maturing May 2, 2011	17,882,681
RLC Industries Co.
21,228,525	Term Loan, 5.52%, Maturing February 24, 2010	21,361,203
Xerium Technologies, Inc.
2,000,000	Term Loan, 4.40%, Maturing May 18, 2012	EUR	2,413,466
10,264,295	Term Loan, 6.02%, Maturing May 18, 2012	10,408,642
$120,981,117

Healthcare — 6.6%

Alliance Imaging, Inc.
$10,299,093	Term Loan, 6.41%, Maturing December 29, 2011	$10,414,958
AMN Healthcare, Inc.
3,194,288	Term Loan, 7.02%, Maturing October 2, 2008	3,200,277
AMR HoldCo, Inc.
9,308,225	Term Loan, 6.28%, Maturing February 10, 2012	9,389,672
Carl Zeiss Topco GMBH
3,140,000	Term Loan, 6.95%, Maturing February 28, 2013	3,159,625
6,280,000	Term Loan, 7.45%, Maturing February 28, 2014	6,327,100
375,000	Term Loan, 9.70%, Maturing August 31, 2014	381,563
Colgate Medical, Ltd.
3,129,342	Term Loan, 6.01%, Maturing December 30, 2008	3,160,635
Community Health Systems, Inc.
44,293,205	Term Loan, 5.61%, Maturing August 19, 2011	44,906,843
Concentra Operating Corp.
16,550,000	Term Loan, 6.05%, Maturing September 30, 2011	16,762,055
Conmed Corp.
4,478,475	Term Loan, 6.28%, Maturing December 31, 2007	4,538,186
CRC Health Corp.
2,493,750	Term Loan, 6.81%, Maturing May 12, 2011	2,499,984
Davita Inc.
50,185,784	Term Loan, 6.38%, Maturing October 5, 2012	50,987,352
Encore Medical IHC, Inc.
8,388,367	Term Loan, 6.62%, Maturing October 4, 2010	8,482,736
Envision Worldwide, Inc.
7,792,886	Term Loan, 9.01%, Maturing September 30, 2010	7,831,851
FHC Health Systems, Inc.
$2,321,429	Term Loan, 9.87%, Maturing December 18, 2009	$2,379,464
1,625,000	Term Loan, 11.87%, Maturing December 18, 2009	1,657,500
3,250,000	Term Loan, 12.87%, Maturing February 7, 2011	3,298,750
Fisher Scientific International, Inc.
18,123,100	Term Loan, 5.52%, Maturing August 2, 2011	18,259,023
Genoa Healthcare Group, LLC
2,400,000	Term Loan, 7.23%, Maturing August 12, 2012	2,434,500
Hanger Orthopedic Group, Inc.
7,000,000	Revolving Loan, 0.00%, Maturing September 30, 2008(2)	6,877,500
4,662,382	Term Loan, 7.75%, Maturing September 30, 2009	4,738,146
Healthcare Partners, LLC
4,689,750	Term Loan, 5.82%, Maturing March 2, 2011	4,732,253
Healthsouth Corp.
9,127,125	Term Loan, 6.53%, Maturing June 14, 2007	9,181,322
2,520,000	Term Loan, 3.55%, Maturing March 21, 2010	2,534,964
Iasis Healthcare, LLC
11,988,250	Term Loan, 6.30%, Maturing June 16, 2011	12,166,827
Kinetic Concepts, Inc.
10,812,119	Term Loan, 5.78%, Maturing August 11, 2010	10,942,762
Knowledge Learning Corp.
29,214,677	Term Loan, 6.59%, Maturing January 7, 2012	29,372,932
Leiner Health Products, Inc.
8,245,625	Term Loan, 7.70%, Maturing May 27, 2011	8,240,471
Lifecare Holdings, Inc.
9,250,000	Term Loan, 6.13%, Maturing August 11, 2012	8,747,031
Lifepoint Hospitals, Inc.
32,638,678	Term Loan, 5.44%, Maturing April 15, 2012	32,880,563
Magellan Health Services, Inc.
3,679,054	Term Loan, 3.76%, Maturing August 15, 2008	3,720,443
5,012,711	Term Loan, 5.87%, Maturing August 15, 2008	5,069,104
Medcath Holdings Corp.
3,742,600	Term Loan, 6.29%, Maturing July 2, 2011	3,774,180
National Mentor, Inc.
5,999,234	Term Loan, 6.25%, Maturing September 30, 2011	6,074,225
Renal Advantage, Inc.
2,350,000	Term Loan, 6.44%, Maturing October 5, 2012	2,377,173
Select Medical Holding Corp.
9,900,250	Term Loan, 5.57%, Maturing February 24, 2012	9,918,130
Sirona Dental Services GmbH
1,180,000	Term Loan, 4.61%, Maturing June 30, 2013	EUR	1,430,865

See notes to financial statements

Principal
Amount	Borrower/Tranche Description	Value

Healthcare (continued)

	Sirona Dental Systems GmbH
$320,000	Term Loan, 4.61%, Maturing June 30, 2013	EUR	388,031
	Sunrise Medical Holdings, Inc.
7,236,913	Term Loan, 7.12%, Maturing May 13, 2010	7,245,959
	Sybron Dental Management, Inc.
5,062,957	Term Loan, 5.79%, Maturing June 6, 2009	5,107,258
	Talecris Biotherapeutics, Inc.
7,596,825	Term Loan, 7.08%, Maturing March 31, 2010	7,615,817
	Team Health, Inc.
6,413,663	Term Loan, 6.77%, Maturing March 23, 2011	6,429,697
	The Cooper Companies, Inc.
5,472,500	Term Loan, 5.50%, Maturing November 15, 2009	5,513,544
	Vanguard Health Holding Co., LLC
15,098,700	Term Loan, 6.21%, Maturing September 23, 2011	15,315,744
	Ventiv Health, Inc.
3,650,000	Term Loan, 5.58%, Maturing October 5, 2011	3,684,219
	VWR International, Inc.
3,000,000	Term Loan, 4.94%, Maturing April 7, 2011	EUR	3,629,930
9,432,967	Term Loan, 6.69%, Maturing April 7, 2011	9,580,357
			$427,361,521

Home Furnishings — 1.2%

	Interline Brands, Inc.
$3,020,652	Term Loan, 6.27%, Maturing December 31, 2010		$3,047,083
	Knoll, Inc.
10,355,000	Term Loan, 5.88%, Maturing October 3, 2012	10,510,325
	National Bedding Company, LLC
4,802,962	Term Loan, 5.98%, Maturing August 31, 2011	4,835,983
	Oreck Corp.
3,867,019	Term Loan, 6.78%, Maturing February 2, 2012	3,881,520
	Sanitec Ltd. Oy
4,478,261	Term Loan, 4.89%, Maturing April 7, 2013	EUR	5,228,282
4,478,261	Term Loan, 5.39%, Maturing April 7, 2014	EUR	5,251,733
	Sealy Mattress Co.
5,000,000	Revolving Loan, 0.00%, Maturing April 6, 2012(2)	4,900,000
18,950,002	Term Loan, 5.73%, Maturing April 6, 2012	19,145,434
	Simmons Co.
21,842,308	Term Loan, 5.96%, Maturing December 19, 2011	22,106,229
			$78,906,589

Industrial Equipment — 1.3%

	Alliance Laundry Holdings, LLC
$4,160,750	Term Loan, 6.14%, Maturing January 27, 2012		$4,221,863
	Colfax Corp.
2,033,359	Term Loan, 6.31%, Maturing May 30, 2009	2,054,115
	Douglas Dynamics Holdings, Inc.
4,774,992	Term Loan, 6.02%, Maturing December 16, 2010	4,834,679
	Flowserve Corp.
14,715,000	Term Loan, 5.81%, Maturing August 10, 2012	14,931,134
	Gleason Corp.
6,705,953	Term Loan, 6.74%, Maturing July 27, 2011	6,789,778
746,250	Term Loan, 9.42%, Maturing January 31, 2012	759,309
	GSCP Athena (Finnish) Holdings
7,000,000	Term Loan, 4.62%, Maturing August 31, 2013	EUR	8,408,950
6,391,304	Term Loan, 5.12%, Maturing August 31, 2014	EUR	7,745,133
	Heating Finance PLC (Baxi)
3,253,597	Term Loan, 0.00%, Maturing December 27, 2010(2)	EUR	3,906,738
3,246,560	Term Loan, 6.61%, Maturing December 27, 2010	GBP	5,749,137
	Itron, Inc.
1,388,602	Term Loan, 5.85%, Maturing December 17, 2010	1,399,884
	Mainline, L.P.
7,720,000	Term Loan, 6.30%, Maturing December 17, 2011	7,835,800
	MTD Products, Inc.
10,882,461	Term Loan, 5.63%, Maturing June 1, 2010	10,984,485
	Pirelli Kabel UND Systems Hold
608,696	Term Loan, 5.12%, Maturing August 31, 2014	EUR	734,858
	Terex Corp.
1,593,087	Term Loan, 6.41%, Maturing June 30, 2009	1,615,987
			$81,971,850

Insurance — 0.9%

	Alliant Resources Group, Inc.
$6,665,625	Term Loan, 7.58%, Maturing August 31, 2011		$6,715,617
	CCC Information Services Group, Inc.
8,134,007	Term Loan, 6.83%, Maturing August 20, 2010	8,154,342
	Conseco, Inc.
17,207,161	Term Loan, 5.97%, Maturing June 22, 2010	17,433,005
	Hilb, Rogal & Hobbs Co.
13,735,113	Term Loan, 6.31%, Maturing June 30, 2007	13,898,217
	U.S.I. Holdings Corp.
6,827,727	Term Loan, 6.74%, Maturing August 11, 2008	6,857,598
7,726,613	Term Loan, 6.74%, Maturing August 11, 2008	7,760,416
			$60,819,195

See notes to financial statements

Principal
Amount	Borrower/Tranche Description		Value

Leisure Goods/Activities/Movies — 4.9%

	24 Hour Fitness Worldwide, Inc.
$11,530,000	Term Loan, 6.78%, Maturing June 8, 2012	$11,724,569
	Alliance Atlantis Communications, Inc.
6,568,990	Term Loan, 5.83%, Maturing December 31, 2011		6,628,525
	AMF Bowling Worldwide, Inc.
5,253,343	Term Loan, 6.76%, Maturing August 27, 2009		5,300,954
	Carmike Cinemas, Inc.
7,015,000	Term Loan, 0.00%, Maturing May 19, 2012(2)		6,966,772
10,493,700	Term Loan, 6.39%, Maturing May 19, 2012		10,519,934
	Cinemark, Inc.
20,194,969	Term Loan, 5.43%, Maturing March 31, 2011		20,457,503
	Fender Musical Instruments Co.
2,487,500	Term Loan, 6.47%, Maturing March 30, 2012		2,512,375
	Lions Gate Entertainment, Inc.
1,022,500	Revolving Loan, 0.00%, Maturing December 31, 2008(2)		1,007,163
	Loews Cineplex Entertainment Corp.
29,105,800	Term Loan, 6.17%, Maturing July 30, 2011		29,296,821
	Metro-Goldwyn-Mayer Holdings, Inc.
4,076,923	Term Loan, 6.27%, Maturing April 8, 2011		4,113,444
63,315,000	Term Loan, 6.27%, Maturing April 8, 2012		63,928,396
	New England Sports Ventures
10,585,000	Term Loan, 4.96%, Maturing February 27, 2007		10,585,000
	Red Football, Ltd.
4,048,025	Term Loan, 7.35%, Maturing May 11, 2012	GBP	7,237,676
2,750,000	Term Loan, 7.85%, Maturing May 11, 2013	GBP	4,941,210
2,750,000	Term Loan, 8.35%, Maturing May 11, 2014	GBP	4,965,551
	Regal Cinemas Corp.
44,324,940	Term Loan, 6.02%, Maturing November 10, 2010		44,840,927
	Riddell Bell Holdings, Inc.
2,475,000	Term Loan, 6.16%, Maturing September 30, 2011		2,515,219
	Six Flags Theme Parks, Inc.
3,275,000	Revolving Loan, 6.72%, Maturing June 30, 2008(2)		3,240,884
25,779,133	Term Loan, 6.71%, Maturing June 30, 2009		26,096,757
	Universal City Development Partners, Ltd.
15,408,563	Term Loan, 6.01%, Maturing June 9, 2011		15,623,635
	WMG Acquisition Corp.
4,390,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)		4,276,137
30,280,828	Term Loan, 5.85%, Maturing February 28, 2011		30,624,637
	Yankees Holdings & YankeeNets, LLC
2,935,429	Term Loan, 6.36%, Maturing June 25, 2007		2,964,783
		$320,368,872

Lodging and Casinos — 4.2%

	Alliance Gaming Corp.
$14,625,852	Term Loan, 6.77%, Maturing September 5, 2009	$14,625,852
	Ameristar Casinos, Inc.
6,262,299	Term Loan, 6.06%, Maturing December 31, 2006		6,301,438
2,893,524	Term Loan, 6.06%, Maturing December 31, 2006		2,911,609
	Aztar Corp.
1,975,000	Term Loan, 5.41%, Maturing July 27, 2009		1,983,641
	Boyd Gaming Corp.
25,156,563	Term Loan, 5.61%, Maturing June 30, 2011		25,486,742
	CCM Merger, Inc.
8,184,488	Term Loan, 5.93%, Maturing April 25, 2012		8,263,779
3,000,000	Term Loan, 0.00%, Maturing April 25, 2012(2)		3,030,000
	Choctaw Resort Development Enterprise
4,417,617	Term Loan, 5.92%, Maturing November 4, 2011		4,470,077
	CNL Resort Hotel, L.P.
7,700,000	Term Loan, 7.44%, Maturing August 18, 2006		7,719,250
	Globalcash Access, LLC
3,441,658	Term Loan, 6.33%, Maturing March 10, 2010		3,494,360
	Green Valley Ranch Gaming, LLC
2,504,936	Term Loan, 6.02%, Maturing December 17, 2011		2,540,944
	Herbst Gaming, Inc.
3,213,850	Term Loan, 6.20%, Maturing January 31, 2011		3,256,032
	Isle of Capri Blackhawk, LLC
250,000	Term Loan, 6.19%, Maturing October 24, 2011		252,344
	Isle of Capri Casinos, Inc.
4,987,500	Term Loan, 5.49%, Maturing February 4, 2012		5,003,086
15,507,813	Term Loan, 5.84%, Maturing February 4, 2012		15,689,549
	Marina District Finance Co., Inc.
15,631,875	Term Loan, 5.91%, Maturing October 14, 2011		15,762,135
	MGM Mirage
6,821,429	Term Loan, 5.13%, Maturing April 25, 2010		6,848,837
17,678,571	Revolving Loan, 5.35%, Maturing April 25, 2010(2)		17,236,607
	Penn National Gaming, Inc.
48,074,667	Term Loan, 6.08%, Maturing October 3, 2012		48,735,694
	Pinnacle Entertainment, Inc.
2,500,000	Revolving Loan, 0.00%, Maturing December 18, 2008(2)		2,506,250
4,302,116	Term Loan, 7.04%, Maturing August 27, 2010		4,355,892
240,000	Term Loan, 7.09%, Maturing August 27, 2010		242,700
	Resorts International Holdings, LLC
10,488,632	Term Loan, 6.53%, Maturing April 26, 2012		10,506,987
3,500,000	Term Loan, 10.27%, Maturing April 26, 2013		3,470,471

See notes to financial statements

Principal
Amount	Borrower/Tranche Description	Value

Lodging and Casinos (continued)

	Trump Entertainment Resorts Holdings, L.P.
$5,475,000	Term Loan, 0.00%, Maturing May 20, 2012(2)	$5,538,877
5,461,313	Term Loan, 6.14%, Maturing May 20, 2012	5,525,030
	Venetian Casino Resort, LLC
24,400,219	Term Loan, 5.77%, Maturing June 15, 2011	24,630,874
5,947,617	Term Loan, 5.77%, Maturing June 15, 2011	6,003,839
	Wyndham International, Inc.
7,000,000	Revolving Loan, 0.00%, Maturing May 10, 2011(2)	6,965,000
	Wynn Las Vegas, LLC
10,725,000	Term Loan, 6.19%, Maturing December 14, 2011	10,852,359
		$274,210,255

Nonferrous Metals/Minerals — 2.2%

	Carmeuse Lime, Inc.
$6,873,750	Term Loan, 6.00%, Maturing May 2, 2011	$6,925,303
	CII Carbon, LLC
3,640,875	Term Loan, 6.19%, Maturing August 23, 2012	3,656,804
	Compass Minerals Group, Inc.
472,264	Term Loan, 6.47%, Maturing November 28, 2009	474,232
	Foundation Coal Corp.
13,500,000	Revolving Loan, 0.00%, Maturing July 30, 2009(2)	13,432,500
10,950,000	Term Loan, 5.85%, Maturing July 30, 2011	11,145,425
	ICG, LLC
10,349,125	Term Loan, 6.69%, Maturing November 5, 2010	10,418,123
	International Mill Service, Inc.
15,557,438	Term Loan, 6.84%, Maturing December 31, 2010	15,713,012
3,000,000	Term Loan, 10.09%, Maturing October 26, 2011	3,045,000
	Murray Energy Corp.
10,905,200	Term Loan, 6.86%, Maturing January 28, 2010	10,980,173
	Novelis, Inc.
11,460,607	Term Loan, 5.46%, Maturing January 6, 2012	11,597,595
16,817,168	Term Loan, 5.46%, Maturing January 6, 2012	17,018,184
	Severstal North America, Inc.
15,200,000	Revolving Loan, 5.61%, Maturing April 7, 2007(2)	15,162,000
	Stillwater Mining Co.
4,360,000	Revolving Loan, 4.08%, Maturing June 30, 2007(2)	4,316,400
6,664,628	Term Loan, 7.38%, Maturing June 30, 2007	6,797,920
	Trout Coal Holdings, LLC
13,106,569	Term Loan, 6.55%, Maturing March 23, 2011	13,180,293
		$143,862,964

Oil and Gas — 3.9%

	Coffeyville Resources, LLC
$1,600,000	Term Loan, 3.87%, Maturing June 24, 2011	$1,628,000
2,394,000	Term Loan, 6.57%, Maturing June 24, 2012	2,435,895
	Columbia Natural Resources, LLC
41,250,000	Revolving Loan, 5.65%, Maturing January 19, 2010(2)	41,198,438
	Dresser, Inc.
5,485,881	Term Loan, 6.59%, Maturing March 31, 2007	5,540,740
	Dynegy Holdings, Inc.
5,000,000	Revolving Loan, 0.00%, Maturing May 28, 2009(2)	4,983,750
	El Paso Corp.
10,000,000	Revolving Loan, 0.00%, Maturing November 23, 2007(2)	9,925,000
13,019,875	Term Loan, 5.27%, Maturing November 23, 2009	13,116,626
22,077,069	Term Loan, 6.81%, Maturing November 23, 2009	22,268,720
	Epco Holdings, Inc.
4,333,334	Revolving Loan, 6.26%, Maturing August 18, 2008(2)	4,257,501
8,666,666	Term Loan, 6.42%, Maturing August 18, 2008	8,751,530
9,155,000	Term Loan, 6.42%, Maturing August 18, 2010	9,285,788
	Kerr-McGee Corp.
11,462,500	Term Loan, 6.26%, Maturing May 24, 2007	11,495,248
29,695,575	Term Loan, 6.51%, Maturing May 24, 2011	29,832,917
	Key Energy Services, Inc.
8,570,000	Term Loan, 7.01%, Maturing June 30, 2012(2)	8,703,906
	LB Pacific, L.P.
8,049,550	Term Loan, 6.80%, Maturing March 3, 2012	8,200,479
	Lyondell-Citgo Refining, L.P.
13,548,525	Term Loan, 5.51%, Maturing May 21, 2007	13,751,753
	Sprague Energy Corp.
4,022,727	Term Loan, 0.00%, Maturing October 5, 2010(2)	4,012,670
2,681,818	Term Loan, 0.00%, Maturing October 5, 2010(2)	2,675,114
22,795,455	Revolving Loan, 5.75%, Maturing October 5, 2010(2)	22,738,466
	Universal Compression, Inc.
8,019,700	Term Loan, 5.59%, Maturing February 15, 2012	8,119,946
	Williams Production RMT Co.
19,921,942	Term Loan, 6.20%, Maturing May 30, 2008	20,189,653
		$253,112,140

See notes to financial statements

Principal
Amount	Borrower/Tranche Description	Value

Publishing — 5.6%

	American Media Operations, Inc.
$38,438	Term Loan, 7.06%, Maturing April 1, 2006	$38,630
3,188,859	Term Loan, 6.81%, Maturing April 1, 2007	3,227,390
18,124,920	Term Loan, 6.81%, Maturing April 1, 2008	18,343,923
	CBD Media, LLC
9,145,905	Term Loan, 6.44%, Maturing December 31, 2009	9,283,094
	Dex Media East, LLC
9,653,395	Term Loan, 5.78%, Maturing May 8, 2009	9,709,955
	Dex Media West, LLC
17,239,889	Term Loan, 5.75%, Maturing March 9, 2010	17,342,845
	Freedom Communications
12,062,317	Term Loan, 5.38%, Maturing May 18, 2012	12,173,894
	Herald Media, Inc.
4,128,016	Term Loan, 6.78%, Maturing July 22, 2011	4,156,396
748,750	Term Loan, 9.78%, Maturing January 22, 2012	758,577
	Journal Register Co.
34,349,600	Term Loan, 5.69%, Maturing August 12, 2012	34,666,269
	Liberty Group Operating, Inc.
9,958,271	Term Loan, 6.19%, Maturing February 28, 2012	10,059,925
	Medianews Group, Inc.
12,286,984	Term Loan, 5.34%, Maturing August 25, 2010	12,330,505
	Merrill Communications, LLC
16,658,948	Term Loan, 6.58%, Maturing February 9, 2009	16,882,811
	Morris Publishing Group, LLC
4,042,500	Term Loan, 5.56%, Maturing September 30, 2010	4,086,717
6,252,750	Term Loan, 5.81%, Maturing March 31, 2011	6,284,014
	Nebraska Book Co., Inc.
11,362,074	Term Loan, 6.70%, Maturing March 4, 2011	11,461,493
	Newspaper Holdings, Inc.
5,181,818	Revolving Loan, 5.81%, Maturing August 24, 2011(2)	5,149,432
11,628,182	Term Loan, 5.81%, Maturing August 24, 2011	11,628,182
	R.H. Donnelley Corp.
2,543,448	Term Loan, 5.81%, Maturing December 31, 2009	2,561,067
40,365,560	Term Loan, 5.70%, Maturing June 30, 2011	40,683,842
	Retos Cartera, SA
1,000,000	Term Loan, 4.65%, Maturing March 15, 2013	EUR	1,208,979
1,000,000	Term Loan, 5.15%, Maturing March 15, 2014	EUR	1,212,722
	Seat Pagine Gialle Spa
14,750,000	Term Loan, 4.49%, Maturing May 25, 2012	EUR	17,836,149
	Siegwerk Druckfarben AG
2,625,000	Term Loan, 4.88%, Maturing September 8, 2013	EUR	3,175,535
2,625,000	Term Loan, 5.38%, Maturing September 8, 2014	EUR	3,188,636
	Source Media, Inc.
$12,337,641	Term Loan, 6.27%, Maturing November 8, 2011	$12,514,994
	SP Newsprint Co.
8,463,065	Term Loan, 4.03%, Maturing January 9, 2010	8,600,590
3,449,125	Term Loan, 6.53%, Maturing January 9, 2010	3,505,173
	Springer Science+Business Media
3,650,000	Term Loan, 5.99%, Maturing May 5, 2010	3,654,336
3,097,232	Term Loan, 7.12%, Maturing September 15, 2011	3,121,914
3,355,335	Term Loan, 7.62%, Maturing May 5, 2012	3,406,715
3,097,232	Term Loan, 7.62%, Maturing May 5, 2012	3,133,529
	Sun Media Corp.
9,153,085	Term Loan, 6.24%, Maturing February 7, 2009	9,256,058
	World Directories ACQI Corp.
1,500,000	Term Loan, 4.88%, Maturing November 29, 2012	EUR	1,808,262
7,006,198	Term Loan, 5.38%, Maturing November 29, 2013	EUR	8,473,685
	Xerox Corp.
12,750,000	Term Loan, 5.83%, Maturing September 30, 2008	12,877,500
	Xsys US, Inc.
254,462	Term Loan, 4.72%, Maturing September 27, 2013	EUR	308,211
2,495,538	Term Loan, 4.72%, Maturing September 27, 2013	EUR	3,022,657
7,701,575	Term Loan, 6.77%, Maturing September 27, 2013	7,768,963
2,750,000	Term Loan, 5.22%, Maturing September 27, 2014	EUR	3,347,337
7,866,565	Term Loan, 7.27%, Maturing September 27, 2014	7,984,563
	YBR Acquisition BV
6,000,000	Term Loan, 4.68%, Maturing June 30, 2013	EUR	7,280,737
6,000,000	Term Loan, 5.18%, Maturing June 30, 2014	EUR	7,316,130
		$364,832,336

Radio and Television — 4.3%

	Adams Outdoor Advertising, L.P.
$18,202,821	Term Loan, 6.20%, Maturing November 18, 2012	$18,475,863
	ALM Media Holdings, Inc.
8,009,750	Term Loan, 6.52%, Maturing March 5, 2010	8,023,102
	Block Communications, Inc.
4,860,012	Term Loan, 6.27%, Maturing November 30, 2009	4,905,575
	DirecTV Holdings, LLC
27,680,000	Term Loan, 5.43%, Maturing April 13, 2013	27,956,800
	Emmis Operating Co.
34,836,750	Term Loan, 5.72%, Maturing November 10, 2011	35,121,993
	Entravision Communications Corp.
9,100,000	Term Loan, 5.55%, Maturing September 29, 2013	9,179,625
	Gray Television, Inc.
5,416,425	Term Loan, 5.35%, Maturing December 31, 2012	5,445,202

See notes to financial statements

Principal
Amount	Borrower/Tranche Description		Value

Radio and Television (continued)

	Hanley-Wood, LLC
$1,014,570	Term Loan, 1.13%, Maturing August 1, 2012(2)		$1,018,374
8,560,430	Term Loan, 6.14%, Maturing August 1, 2012		8,592,532
	NEP Supershooters, L.P.
5,049,000	Term Loan, 7.88%, Maturing February 3, 2011		5,118,424
2,977,500	Term Loan, 8.02%, Maturing February 3, 2011		3,012,858
	Nexstar Broadcasting, Inc.
12,782,232	Term Loan, 5.77%, Maturing October 1, 2012		12,872,769
13,011,676	Term Loan, 5.77%, Maturing October 1, 2012		13,103,838
	PanAmSat Corp.
1,386,365	Term Loan, 5.78%, Maturing August 20, 2010		1,401,568
724,889	Term Loan, 5.78%, Maturing August 20, 2010		732,838
27,189,439	Term Loan, 5.86%, Maturing August 20, 2011		27,571,804
	Patriot Media and Communications CNJ, Inc.
500,000	Term Loan, 6.31%, Maturing February 6, 2013		507,032
	Rainbow National Services, LLC
5,000,000	Revolving Loan, 0.00%, Maturing March 31, 2010(2)		4,987,500
15,124,585	Term Loan, 6.63%, Maturing March 31, 2012		15,280,565
	Raycom TV Broadcasting, Inc.
18,350,000	Term Loan, 6.06%, Maturing February 24, 2012		18,487,625
	Spanish Broadcasting System
12,412,625	Term Loan, 6.03%, Maturing June 10, 2012		12,598,814
	Susquehanna Media Co.
16,716,000	Term Loan, 5.98%, Maturing March 31, 2012		16,815,260
	TDF SA
4,151,899	Term Loan, 4.42%, Maturing March 11, 2013	EUR	5,038,321
4,151,899	Term Loan, 5.17%, Maturing March 11, 2014	EUR	5,055,736
4,661,720	Term Loan, 5.79%, Maturing March 11, 2015	EUR	5,690,015
	Telewest Global Finance, LLC
2,915,000	Term Loan, 6.15%, Maturing December 22, 2012		2,940,506
2,225,000	Term Loan, 6.90%, Maturing December 22, 2013		2,233,807
	Young Broadcasting, Inc.
8,563,538	Term Loan, 5.77%, Maturing November 3, 2012		8,636,687
			$280,805,033

Rail Industries — 0.6%

	Kansas City Southern Industries, Inc.
$14,263,342	Term Loan, 5.34%, Maturing March 30, 2008		$14,410,439
	Railamerica, Inc.
2,268,664	Term Loan, 5.88%, Maturing September 29, 2011		2,308,365
19,191,665	Term Loan, 5.90%, Maturing September 29, 2011		19,527,519
			$36,246,323

Retailers (Except Food and Drug) — 3.2%

	Advance Stores Company, Inc.
$9,519,494	Term Loan, 5.38%, Maturing September 30, 2010		$9,656,336
11,094,511	Term Loan, 5.91%, Maturing September 30, 2010		11,253,995
	Alimentation Couche-Tard, Inc.
5,483,087	Term Loan, 5.69%, Maturing December 17, 2010		5,551,625
	American Achievement Corp.
8,144,796	Term Loan, 6.52%, Maturing March 25, 2011		8,185,520
	Amscan Holdings, Inc.
7,702,500	Term Loan, 6.72%, Maturing April 30, 2012		7,750,641
	Coinmach Laundry Corp.
15,373,563	Term Loan, 6.97%, Maturing July 25, 2009		15,594,558
	FTD, Inc.
7,863,164	Term Loan, 6.19%, Maturing February 28, 2011		7,976,197
	Harbor Freight Tools USA, Inc.
16,612,399	Term Loan, 6.30%, Maturing July 15, 2010		16,828,360
	Home Interiors & Gifts, Inc.
3,796,255	Term Loan, 9.09%, Maturing March 31, 2011		3,487,809
	Josten’s Corp.
4,000,000	Revolving Loan, 0.00%, Maturing October 4, 2009(2)		3,895,000
1,200,000	Term Loan, 6.44%, Maturing October 4, 2010		1,206,750
26,387,131	Term Loan, 5.94%, Maturing October 4, 2011		26,828,298
	Mapco Express, Inc.
4,025,910	Term Loan, 8.50%, Maturing April 28, 2011		4,078,750
	Movie Gallery, Inc.
7,750,575	Term Loan, 7.83%, Maturing April 27, 2011		7,596,370
	Musicland Group, Inc.
12,000,000	Revolving Loan, 8.47%, Maturing August 11, 2008(2)		12,030,000
	Neiman Marcus Group, Inc.
6,750,000	Term Loan, 6.48%, Maturing April 5, 2013		6,793,875
	Oriental Trading Co., Inc.
11,541,620	Term Loan, 6.31%, Maturing August 4, 2010		11,606,542
	Petro Stopping Center, L.P.
531,250	Term Loan, 5.94%, Maturing February 9, 2007		537,891
	Rent-A-Center, Inc.
18,359,675	Term Loan, 5.46%, Maturing June 30, 2010		18,586,876
	Savers, Inc.
3,719,443	Term Loan, 7.65%, Maturing August 4, 2009		3,751,988
	Stewert Enterprises, Inc.
3,686,173	Term Loan, 5.60%, Maturing November 19, 2011		3,734,554
	Travelcenters of America, Inc.
21,210,000	Term Loan, 5.71%, Maturing November 30, 2008		21,461,869
			$208,393,804

See notes to financial statements

Principal
Amount	Borrower/Tranche Description		Value

Surface Transport — 0.3%

	Horizon Lines, LLC
$5,826,250	Term Loan, 6.27%, Maturing July 7, 2011		$5,917,285
	Sirva Worldwide, Inc.
10,658,823	Term Loan, 7.53%, Maturing December 1, 2010		10,248,459
	Transport Industries, L.P.
642,857	Term Loan, 0.00%, Maturing September 30, 2011(2)		648,884
3,357,143	Term Loan, 6.56%, Maturing September 30, 2011		3,388,616
			$20,203,244

Telecommunications — 4.0%

	AAT Communications Corp.
$2,600,000	Term Loan, 5.61%, Maturing July 29, 2012		$2,636,564
	Alaska Communications Systems Holdings, Inc.
17,150,000	Term Loan, 6.02%, Maturing February 11, 2012		17,398,675
	Cellular South, Inc.
6,292,551	Term Loan, 5.94%, Maturing May 4, 2011		6,359,409
	Centennial Cellular Operating Co., LLC
3,247,159	Revolving Loan, 0.00%, Maturing February 9, 2010(2)		3,157,862
1,252,841	Revolving Loan, 0.00%, Maturing February 9, 2010(2)		1,218,388
17,351,532	Term Loan, 6.34%, Maturing February 9, 2011		17,489,407
	Cincinnati Bell, Inc.
4,425,000	Term Loan, 5.38%, Maturing August 31, 2012		4,455,422
	Consolidated Communications, Inc.
17,442,901	Term Loan, 6.17%, Maturing July 27, 2015		17,682,741
	D&E Communications, Inc.
5,716,273	Term Loan, 5.86%, Maturing December 31, 2011		5,766,290
	Fairpoint Communications, Inc.
21,785,000	Term Loan, 5.81%, Maturing February 8, 2012		22,032,804
	Hawaiian Telcom Communications, Inc.
5,175,000	Term Loan, 6.28%, Maturing October 31, 2012		5,238,880
	Intelsat, Ltd.
14,596,827	Term Loan, 5.81%, Maturing July 28, 2011		14,748,882
	Iowa Telecommunications Services
7,998,000	Term Loan, 5.71%, Maturing November 23, 2011		8,089,225
	IPC Acquisition Corp.
2,711,691	Term Loan, 6.83%, Maturing August 5, 2011		2,727,508
	Madison River Capital, LLC
3,660,000	Term Loan, 6.59%, Maturing July 29, 2012		3,714,139
	Nextel Partners Operation Corp.
24,265,000	Term Loan, 5.37%, Maturing May 31, 2012		24,398,967
	NTelos, Inc.
$11,210,287	Term Loan, 6.53%, Maturing February 18, 2011		$11,308,378
	Qwest Corp.
14,756,000	Term Loan, 8.53%, Maturing June 4, 2007		15,238,639
	Satbirds Finance SARL
3,000,000	Term Loan, 4.59%, Maturing April 4, 2012	EUR	3,576,800
3,500,000	Term Loan, 5.09%, Maturing April 4, 2013	EUR	4,193,173
3,500,000	Term Loan, 5.09%, Maturing April 4, 2013	EUR	4,193,173
	SBA Senior Finance, Inc.
13,157,687	Term Loan, 7.88%, Maturing October 31, 2008		13,209,765
	Stratos Global Corp.
5,042,000	Term Loan, 6.27%, Maturing December 3, 2010		5,059,334
	Syniverse Holdings, Inc.
3,724,487	Term Loan, 6.03%, Maturing February 15, 2012		3,768,715
	Triton PCS, Inc.
15,101,795	Term Loan, 7.34%, Maturing November 18, 2009		15,255,169
	Valor Telecom Enterprise, LLC
6,300,000	Revolving Loan, 0.00%, Maturing February 14, 2011(2)		6,385,497
14,838,333	Term Loan, 5.80%, Maturing February 14, 2012		15,039,704
	Westcom Corp.
4,794,219	Term Loan, 6.99%, Maturing December 17, 2010		4,827,179
	Winstar Communications, Inc.
127,026	DIP Loan, 0.00%, Maturing December 31, 2005(3)(4)		47,000
			$259,217,689

Utilities — 2.6%

	Allegheny Energy Supply Co., LLC
$17,380,600	Term Loan, 5.79%, Maturing March 8, 2011		$17,589,167
	Cellnet Technology, Inc.
4,004,963	Term Loan, 7.17%, Maturing April 26, 2012		4,035,000
	Cogentrix Delaware Holdings, Inc.
17,747,944	Term Loan, 5.78%, Maturing April 14, 2012		17,990,132
	Covanta Energy Corp.
7,214,634	Term Loan, 3.86%, Maturing June 24, 2012		7,318,345
5,820,777	Term Loan, 6.96%, Maturing June 24, 2012		5,904,451
	Energy Transfer Company, L.P.
12,100,000	Term Loan, 6.81%, Maturing June 16, 2012		12,216,463
	KGen, LLC
5,800,850	Term Loan, 6.65%, Maturing August 5, 2011		5,793,599

See notes to financial statements

Principal
Amount	Borrower/Tranche Description	Value

Utilities (continued)

	La Paloma Generating Co., LLC
$344,262	Term Loan, 5.75%, Maturing August 16, 2012	$347,447
2,100,000	Term Loan, 5.77%, Maturing August 16, 2012	2,119,425
167,250	Term Loan, 5.77%, Maturing August 16, 2012	168,798
	NRG Energy, Inc.
750,000	Revolving Loan, 0.00%, Maturing June 23, 2009(2)	747,188
11,971,890	Term Loan, 3.92%, Maturing December 24, 2011	12,056,687
15,450,133	Term Loan, 5.90%, Maturing December 24, 2011	15,559,567
	Pike Electric, Inc.
7,075,532	Term Loan, 6.19%, Maturing July 1, 2012	7,163,976
3,597,125	Term Loan, 6.25%, Maturing December 10, 2012	3,642,090
	Plains Resources, Inc.
11,497,742	Term Loan, 5.85%, Maturing July 23, 2010	11,677,394
	Reliant Energy, Inc.
10,461,528	Term Loan, 6.11%, Maturing December 22, 2010	10,507,297
	Texas Genco, LLC
11,829,864	Term Loan, 5.88%, Maturing December 14, 2011	11,889,013
23,917,017	Term Loan, 5.88%, Maturing December 14, 2011	24,036,602
		$170,762,641

Total Senior, Floating Rate Interests (identified cost, $6,272,515,034)		$6,300,666,280

Corporate Bonds & Notes — 1.1%

Principal
Amount
(000’s omitted)	Security	Value

Financial Intermediaries — 0.1%

	Alzette, Variable Rate
$1,180	8.691%, 12/15/20(5)	$1,212,096
	Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
1,140	5.78%, 2/24/19(5)	1,143,762
	Babson Ltd., Series 2005-1A, Class C1, Variable Rate
1,500	6.10%, 4/15/19(5)	1,500,000
	Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
1,500	6.20%, 1/15/19(5)	1,500,000
	Carlyle High Yield Partners, Series 2004-6A, Class C, Variable Rate
1,500	6.23%, 8/11/16(5)	1,500,000
	Centurion CDO 8 Ltd., Series 2005 8A, Class D, Variable Rate
1,000	9.29%, 3/8/17	1,000,000
	Stanfield Vantage Ltd., Series 2005-1A, Class D, Variable Rate
1,500	5.97%, 3/21/17(5)	1,509,600
		$9,365,458

Radio and Television — 0.4%

	Echostar DBS Corp., Sr. Notes, Variable Rate
$5,000	7.304%, 10/1/08	$5,125,000
	Emmis Communications Corp., Sr. Notes, Class A, Variable Rate
3,500	9.745%, 6/15/12	3,526,250
	Paxson Communications Corp., Variable Rate
17,250	6.90%, 1/15/10(5)	17,293,125
		$25,944,375

Real Estate — 0.2%

	Assemblies of God, Variable Rate
$11,935	5.94%, 6/15/29(5)	$11,935,217
		$11,935,217

Telecommunications — 0.4%

	Qwest Corp., Sr. Notes, Variable Rate
$5,850	7.12%, 6/15/13(5)	$6,201,000
	Rogers Wireless, Inc., Variable Rate
6,589	6.995%, 12/15/10	6,852,560
	Rural Cellular Corp., Variable Rate
11,000	8.37%, 3/15/10	11,302,500
		$24,356,060

Total Corporate Bonds & Notes (identified cost, $70,686,960)		$71,601,110

Common Stocks — 0.1%

Shares	Security	Value
105,145	Hayes Lemmerz International(6)	$411,117
25	Knowledge Universe, Inc.(3)(6)(7)	41,601
86,020	Maxim Crane Works, Holdings(6)	2,774,132

Total Common Stocks (identified cost, $2,574,911)		$3,226,850

Preferred Stocks — 0.0%

Shares	Security	Value
350	Hayes Lemmerz International(3)(6)(7)	$5,912

Total Preferred Stocks (identified cost, $17,500)		$5,912

See notes to financial statements

Closed-End Investment Companies — 0.0%

Shares	Security	Value
4,000	Pioneer Floating Rate Trust	$70,120

Total Closed-End Investment Companies (identified cost, $72,148)		$70,120

Commercial Paper — 4.8%

Principal	Maturity
Amount	Date	Borrower	Rate	Value
$24,088,000	11/02/05	Abbey National North America, LLC	3.93%	$24,085,370
52,000,000	11/02/05	AIG Funding, Inc.	3.88%	51,994,396
64,122,000	11/01/05	General Electric Capital Corp	4.02%	64,122,000
20,000,000	11/03/05	HSBC Finance Corp.	3.81%	19,995,767
25,000,000	11/01/05	MetLife Funding, Inc.	3.86%	25,000,000
63,936,000	11/01/05	Prudential Financial, Inc.	4.02%	63,936,000
64,735,000	11/01/05	UBS Finance Delaware, LLC	4.05%	64,735,000

Total Commercial Paper (at amortized cost)				$313,868,533

Short-Term Investments — 0.0%

Principal	Maturity
Amount	Date	Borrower	Rate	Value
$2,000,000	11/01/05	Investors Bank and Trust Company Time Deposit	4.03%	$2,000,000

Total Short-Term Investments (at amortized cost)				$2,000,000

Total Investments — 102.8% (identified cost, $6,661,735,086)				$6,691,438,805

Less Unfunded Loan Commitments — (4.2)%				$(277,042,438)

Net Investments — 98.6% (identified cost, $6,384,692,648)				$6,414,396,367

Other Assets, Less Liabilities — 1.4%				$91,661,616

Net Assets — 100.0%				$6,506,057,983

EUR – Euro

GBP – British Pound

(1)   Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)   Unfunded loan commitments. See Note 1E for description.

(3)   Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)   Defaulted security.

(5)   Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the aggregate value of the securities is $43,794,800 or 0.7% of the Portfolio’s net assets.

(6)   Non-income producing security.

(7)   Restricted security.

See notes to financial statements

Floating Rate Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value (identified cost, $6,384,692,648)	$6,414,396,367
Foreign currency, at value (identified cost, $1,007,596)	1,007,293
Receivable for investments sold	17,654,312
Receivable for open swap contracts	353,034
Interest and dividends receivable	33,544,770
Receivable for open forward foreign currency contracts	3,914,831
Cash collateral segregated to cover open swap contracts	55,300,000
Prepaid expenses	646,656
Total assets	$6,526,817,263

Liabilities
Due to bank	$17,655,978
Payable to affiliate for investment advisory fees	2,808,982
Payable to affiliate for Trustees’ fees	2,788
Accrued expenses	291,532
Total liabilities	$20,759,280
Net Assets applicable to investors’ interest in Portfolio	$6,506,057,983

Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$6,472,242,145
Net unrealized appreciation (computed on the basis of identified cost)	33,815,838
Total	$6,506,057,983

Statement of Operations

For the Year Ended October 31, 2005

Investment Income
Interest	$319,674,483
Dividends	2,453
Total investment income	$319,676,936

Expenses
Investment adviser fee	$31,396,020
Trustees’ fees and expenses	29,572
Custodian fee	963,532
Legal and accounting services	465,535
Miscellaneous	396,834
Total expenses	$33,251,493
Deduct —
Reduction of custodian fee	$53,996
Total expense reductions	$53,996

Net expenses	$33,197,497

Net investment income	$286,479,439

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$(11,369,424)
Swap contracts	890,313
Foreign currency and forward foreign currency exchange contract transactions	4,218,283
Net realized loss	$(6,260,828)
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$1,024,421
Swap contracts	337,588
Foreign currency and forward foreign currency exchange contracts	3,873,151
Net change in unrealized appreciation (depreciation)	$5,235,160

Net realized and unrealized loss	$(1,025,668)

Net increase in net assets from operations	$285,453,771

See notes to financial statements

Statements of Changes in Net Assets

	Year Ended October 31, 2005	Year Ended October 31, 2004
Increase (Decrease) in Net Assets
From operations —
Net investment income	$286,479,439	$124,003,812
Net realized loss from investment transactions, swap contracts, and foreign currency transactions	(6,260,828)	(6,500,801)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, and foreign currency transactions	5,235,160	25,631,911
Net increase in net assets from operations	$285,453,771	$143,134,922
Capital transactions —
Contributions	$2,972,303,225	$4,091,382,871
Withdrawals	(2,141,337,314)	(1,062,753,539)
Net increase in net assets from capital transactions	$830,965,911	$3,028,629,332

Net increase in net assets	$1,116,419,682	$3,171,764,254

Net Assets
At beginning of year	$5,389,638,301	$2,217,874,047
At end of year	$6,506,057,983	$5,389,638,301

See notes to financial statements

Supplementary Data

	Year Ended October 31,
	2005	2004	2003	2002	2001
Ratios/Supplementary Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.54%	0.56%	0.61%	0.62%	0.57%
Net expenses after custodian fee reduction	0.54%	0.56%	0.61%	0.62%	0.57%
Net investment income	4.68%	3.27%	4.05%	4.72%	6.45%
Portfolio Turnover	57%	67%	64%	76%	52%
Total Return(1)	4.77%	3.93%	6.91%	2.19%	—
Net assets, end of year (000’s omitted)	$6,506,058	$5,389,638	$2,217,874	$1,326,128	$1,387,728

†      The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	0.61%
Expenses after custodian fee reduction	0.61%
Net investment income	6.41%

(1)   Total return is required to be disclosed for the fiscal years beginning December 15, 2000.

See notes to financial statements

Floating Rate Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Portfolio was organized as a trust under the laws of the State of New York on June 19, 2000. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio normally primarily invests in interests of senior floating rate loans. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2005, the Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund and Eaton Vance Medallion Floating-Rate Income Fund held an approximate 67.5.%, 25.8% and 2.4% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — The Portfolio’s investments are primarily in interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund’s investment adviser under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include but are not limited to (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower’s debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, interests in similar Senior Loans and the market environment, investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. The value of interest rate swaps will be based on dealer quotations. Short-term obligations which mature in sixty days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Over the counter options are valued at the mean between the bid and the asked price provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Financial futures contracts listed on the commodity exchanges and options thereon are valued at closing settlement prices. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

B Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.  Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

C Income — Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required. Fees associated with amendments are paid/recognized immediately.

D Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

F Interest Rate Swaps — The Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment. Pursuant to these agreements the Portfolio receives quarterly payments at a rate equal to a predetermined three-month LIBOR. In exchange, the Portfolio makes semi-annual payments at a predetermined fixed rate of interest. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. The Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

G Credit Default Swaps — The Portfolio may enter into credit default swap contracts for risk management purposes, including diversification. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have made a stream of payments and received no benefit from the contract reducing exposure to the credit by the notional amount of the contract upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

H Expense Reduction — Investors Bank & Trust (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio’s custodian fees are reported as a reduction of total expenses in the Statement of Operations.

I Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

K Other — Investment transactions are accounted foron a trade date basis.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. The fee is equivalent to 0.575% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2005, the fee was equivalent to 0.512% of the Portfolio’s average net assets for such period and amounted to $31,396,020.

Except as to Trustees of the Portfolio who are not members of EVM’s or BMR’s organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Investments

The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans for the year ended October 31, 2005 aggregated $5,051,408,553, $2,782,628,052 and $481,855,558, respectively.

4   Line of Credit

The Portfolio participates with other portfolios managed by BMR in a $500 million unsecured line of credit agreement with a group of banks to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the credit agreement at the bank’s base rate or at an amount above LIBOR. In addition, a fee computed at the annual rate of 0.09% of the daily unused portion of the line of credit is allocated among the participating portfolios at the end of each quarter. As of October 31, 2005, the Portfolio had no borrowings outstanding. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2005.

5   Overdraft Advances

Pursuant to the custodian agreement between the Portfolio and IBT, IBT may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft by the Portfolio, the Portfolio is obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently a rate above the federal funds rate). This obligation is payable on demand to IBT. IBT has a lien on the Portfolio’s assets to the extent of any overdraft. At October 31, 2005, payment due to IBT pursuant to the foregoing arrangement was $17,655,978.

6   Federal Income Tax Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation/depreciation in the value of the investments owned at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$6,384,700,888
Gross unrealized appreciation	$43,261,532
Gross unrealized depreciation	(13,566,053)
Net unrealized appreciation	$29,695,479

7   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts, forward foreign currency contracts, credit default swaps, and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

Sales

			Net
Settlement			Unrealized
Date	Deliver	In Exchange For	Appreciation
11/30/05	Euro 2,997,394	United States Dollar 3,632,842	$37,285
11/30/05	Euro 3,711,239	United States Dollar 4,498,022	46,165
11/30/05	Euro 193,529,968	United States Dollar 235,649,831	3,498,875
11/30/05	British Pound 24,946,510	United States Dollar 44,479,628	332,506
			$3,914,831

Credit Default Swaps

			Net
			Unrealized
Notional	Expiration		Appreciation
Amount	Date	Description	(Depreciation)
2,400,000 USD	9/20/2008	Agreement with Credit Suisse/First Boston dated 1/10/04 whereby the Portfolio will receive 2.45% per year times the notional amount. The Portfolio makes a payment only upon a default event on underlying loan assets (47 in total, each representing 2.13% of the notional value of the swap).	$(41,632)

1,200,000 USD	9/20/2008	Agreement with Credit Suisse/First Boston dated 2/13/04 whereby the Portfolio will receive 2.45% per year times the notional amount. The Portfolio makes a payment only upon a default event on underlying loan assets (47 in total, each representing 2.13% of the notional value of the swap).	(14,504)

1,200,000 USD	9/20/2008	Agreement with Credit Suisse/First Boston dated 3/23/04 whereby the Portfolio will receive 2.45% per year times the notional amount. The Portfolio makes a payment only upon a default event on underlying loan assets (39 in total, each representing 2.56% of the notional value of the swap).	5,597

10,000,000 USD	12/20/2009	Agreement with Lehman Brothers dated 10/28/2004 whereby the Portfolio will receive 2.35% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Crown Americas, Inc.	241,072

5,000,000 USD	3/20/2010	Agreement with Lehman Brothers dated 12/21/2004 whereby the Portfolio will receive 2.7% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Six Flags Theme Parks.	134,996

3,000,000 USD	3/20/2011	Agreement with Lehman Brothers dated 3/3/2005 whereby the Portfolio will receive 1.85% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Syniverse Technologies, Inc.	18,982

6,500,000 USD	3/20/2010	Agreement with Lehman Brothers dated 3/16/2005 whereby the Portfolio will receive 2.2% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	(45,059)

			Net
			Unrealized
Notional	Expiration		Appreciation
Amount	Date	Description	(Depreciation)
3,000,000 USD	6/20/2010	Agreement with Lehman Brothers dated 4/1/2005 whereby the Portfolio will receive 2% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Pinnacle Entertainment, Inc.	$(79,503)

3,000,000 USD	3/20/2010	Agreement with Lehman Brothers dated 5/19/2005 whereby the Portfolio will receive 2.4% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	(53)

3,000,000 USD	6/20/2010	Agreement with Lehman Brothers dated 5/19/2005 whereby the Portfolio will receive 3.25% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Rural Cellular Corp.	(68)

3,000,000 USD	6/20/2011	Agreement with Lehman Brothers dated 6/2/2005 whereby the Portfolio will receive 2.3% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Syniverse Technologies, Inc.	78,703

7,000,000 USD	9/21/2009	Agreement with Lehman Brothers dated 7/9/2005 whereby the Portfolio will receive 2.15% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by CSG Systems, Inc.	(515)

2,000,000 USD	9/20/2010	Agreement with Lehman Brothers dated 7/9/2005 whereby the Portfolio will receive 1.95% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Pinnacle Entertainment, Inc.	(58,740)

5,000,000 USD	12/20/2010	Agreement with Lehman Brothers dated 10/26/2005 whereby the Portfolio will receive 2.15% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by EPCO Holdings, Inc.	(308)

8   Restricted Securities

At October 31, 2005, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Restricted Securities

	Date of	Shares/
Description	Acquisition	Face	Cost	Fair Value
Common Stocks
Knowledge Universe, Inc.	10/23/04	25	$25,000	$41,601
			$25,000	$41,601
Preferred Stocks
Hayes Lemmerz International	6/23/03	350	$17,500	$5,912
			$17,500	$5,912
			$42,500	$47,513

Floating Rate Portfolio as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned as of October 31, 2005 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating-Rate Portfolio as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2005

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2005

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

The Eaton Vance Floating-Rate & High Income Fund (the “Fund”) is a fund of funds that invests in two Portfolios, Floating Rate Portfolio and High Income Portfolio (together, the “Portfolios”), for which Boston Management and Research serves as investment adviser. The investment advisory agreements between the investment adviser and the Portfolios each provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreements between the Portfolios and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

•   An independent report comparing the advisory fees of each Portfolio with those of comparable funds;

•   An independent report comparing the expense ratio of the Fund to those of comparable funds;

•   Information regarding Fund investment performance (including on a risk-adjusted basis) in comparison to relevant peer groups of funds and appropriate indices;

•   The economic outlook and the general investment outlook in relevant investment markets;

•   Eaton Vance Management’s (“Eaton Vance”) results and financial condition and the overall organization of the investment adviser;

•   The procedures and processes used to determine the fair value of Fund assets, including, in particular, the valuation of senior loan portfolios and actions taken to monitor and test the effectiveness of such procedures and processes;

•   Eaton Vance’s management of the relationship with the custodian, subcustodians and fund accountants;

•   The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•   The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•   The terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Portfolio for the services described therein.

The Special Committee also considered the investment adviser’s portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreements. Specifically, the Special Committee considered the investment adviser’s experience in managing senior loan portfolios. The Special Committee noted the experience of the 26 bank loan investment professionals and other personnel who would provide services under the Floating Rate Portfolio’s investment advisory agreement, including four portfolio managers and 15 analysts. Many of these portfolio managers and analysts have previous experience working for commercial banks and other lending institutions. In addition, for High Income Portfolio, the Special Committee considered the investment adviser’s high-yield portfolio management team, including portfolio managers who perform their own investment and credit analysis and analysts who evaluate issuers’ financial resources, operating history and sensitivity to economic conditions. The Special Committee also took into account the time and attention to be devoted by senior management to the Portfolios and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolios and concluded that the human resources available at the investment adviser were appropriate to fulfill its duties on behalf of the Portfolios.

In its review of comparative information with respect to the Fund’s investment performance (including on a risk-adjusted basis), the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by each Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund’s expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser’s profits in providing investment management services for the Portfolios and for all Eaton Vance funds as a group. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and Portfolios and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from managing each Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with each Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements, including the fee structures, is in the interests of shareholders.

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio and High Income Portfolio (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held

Interested Trustees

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of Floating-Rate Portfolio since 2000; of High Income Portfolio since 1992	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolios.	161	Director of EVC
Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1986; of Floating Rate Portfolio since 2000; of High Income Portfolio since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner Covington & Burling, Washington, DC (1991-2000).	161	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of Floating Rate Portfolio since 2000; of High Income Portfolio since 1993

President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).

				161	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust and High Income Portfolio since 1998; of Floating Rate Portfolio since 2000	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002

Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of High Income Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/14/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President of Floating Rate Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Susan Schiff 3/31/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	President of Floating Rate Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of High Income Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Barbara E. Campbell 6/19/57	Treasurer of the Trust since 2005(3), of the Portfolio since 2002(3)	Since 2002(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust and High Income Portfolio since 1997; of Floating Rate Portfolio since 2000	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)     Includes both master and feeder funds in a master-feeder structure.

(2)     Prior to 2002, Mr. Swaffield served as Vice President of Floating Rate Portfolio since 2000, Mr. Weilheimer served as Vice President of High Income Portfolio since 1995 and Ms. Campbell served as Assistant Treasurer of Floating Rate Portfolio since 2000 and High Income Portfolio since 1993.

(3)     Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995. The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

Investment Adviser of Floating Rate Portfolio

Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter

Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian

Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Floating-Rate & High Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

811-12/05	FRHSRC

Annual Report October 31, 2005

EATON VANCE
GOVERNMENT
OBLIGATIONS
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. The Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Government Obligations Fund as of October 31 , 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Susan Schiff

Portfolio Manager

The Fund

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 2.03% during the year ended October 31, 2005.(1) This return resulted from a decrease in net asset value (NAV) per share to $7.34 on October 31, 2005 from $7.74 on October 31, 2004, and the reinvestment of $0.550 in dividend payments during the year. The Class A NAVs and dividends have been restated to reflect the effects of a stock split effective on November 11, 2005.

•                  The Fund’s Class B shares had a total return of 1.15% during the year ended October 31, 2005.(1) This return resulted from a decrease in NAV per share to $7.34 on October 31, 2005 from $7.74 on October 31, 2004, and the reinvestment of $0.487 in dividend payments during the year.

•                  The Fund’s Class C shares had a total return of 1.16% during the year ended October 31, 2005.(1) This return resulted from a decrease in NAV per share to $7.34 on October 31, 2005 from $7.73 on October 31, 2004, and the reinvestment of $0.478 in dividend payments during the year.

•                  The Fund’s Class R shares had a total return of -0.12% during the period since inception on August 12, 2005 through October 31, 2005.(1) This return resulted from a decrease in NAV per share to $7.32 on October 31, 2005 from $7.43 on August 12, 2005, and the reinvestment of $0.102 in dividends.

•     In comparison, the Lehman Brothers Intermediate Government Bond Index – a broad-based, unmanaged market index of intermediate maturity U.S. Government bonds – had a total return of 0.27% during the year ended October 31, 2005.(2) For comparision with the Fund’s peer group, the Lipper Short-Intermediate U.S. Government Funds Classification had an average total return of 0.08% during the same period.(2)

Recent Fund Developments

•                  The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund (Portfolio). The Portfolio’s outperformance of its benchmark Index was due predominantly to the spread tightening in mortgagebacked securities (MBS) during the fiscal year. Five year Treasury bond yields rose by 120 basis points (1.20%) during the period, reflecting the continuing actions of the Federal Reserve to raise interest rates. However, spreads on seasoned MBS – the Portfolio’s current focus when investing in MBS – narrowed by 80 basis points (0.80%) relative to Treasuries, partially offsetting the rate hike, and accounting for the Fund’s positive performance. MBS spreads were around 105 basis points (1.05%) at October 31, 2005 versus 185 basis points (1.85%) a year earlier.

•                  Prepayment rates for the Portfolio’s seasoned MBS declined further during the fiscal year, as homeowners were less inclined to refinance mortgages in a rising rate environment. Prepayment rates fell to near 25% by October 31, 2005, well below their peak around 50% in December 2003. The decline in prepayment rates was welcome news to investors in mortgage securities. In view of the relative stability in the long-end of the yield curve, management believes that, given historical norms, there may be room for a further decline in prepayment rates.

•                  The Portfolio’s duration was 3.0 years at October 31, 2005, slightly higher than on October 31, 2004. Duration is an indicator – stated in years – that measures cash flows and expected maturity of a fixed income security or portfolio, and is used to determine price sensitivity to changes in interest rates. Thus, if rates increase in response to a stronger economy, a shorter duration can limit the Portfolio’s interest rate exposure. Conversely, a longer duration will provide more exposure to changing interest rates.

•                  Given the strong environment for MBS, no segment of the Portfolio performed poorly during the period. Some issues that curtailed performance during the refinancing wave in 2003 made a significant comeback during the year ended October 31, 2005.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)       These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, returns would be lower. Class R shares are offered to certain investors at net asset value.(2). It is not possible to invest directly in an Index or a Lipper Classification. The Index’s and Classification’s total returns do not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

2

Eaton Vance Government Obligations Fund as of October 31 , 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Lehman Brothers Intermediate Government Bond Index, a broad-based, unmanaged market index of intermediate-maturity, U.S. government bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and in the Lehman Brothers Intermediate Government Bond Index. The chart also offers a comparison with the Lipper Short-Intermediate U.S. Government Funds Classification, the Fund’s peer Classification. Class A total returns are presented at net asset value and public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (1)	Class A	Class B	Class C	Class R
Average Annual Total Returns (at net asset value)
One Year	2.03%	1.15%	1.16%	N.A.
Five Years	4.54	3.75	3.75	N.A.
Ten Years	4.89	4.11	4.04	N.A.
Life of Fund†	7.32	4.18	4.07	-0.12

SEC Average Annual Total Returns (including sales change or applicable CDSC)
One Year	-2.84%	-3.59%	0.22%	N.A.
Five Years	3.54	3.44	3.75	N.A.
Ten Years	4.38	4.11	4.04	N.A.
Life of Fund†	7.08	4.18	4.07	-0.12

† Inception Dates – Class A: 8/24/84; Class B: 11/1/93; Class C: 11/1/93; Class R: 8/12/05

(1)       Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, returns would be lower. Class R shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Diversification by Sectors(2)

By total investments

(2)          Reflects the Portfolio’s investments as of October 31, 2005. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

* Sources: Thomson Financial; Bloomberg, L.P.  Class A of the Fund commenced operations on 8/24/84.

A $10,000 hypothetical investment at net asset value in Class B shares on 10/31/95, Class C shares on 10/31/95 and Class R shares on 8/12/05 would have been valued at $14,958, $14,863 and $9,989, respectively, on 10/31/05. The Index’s and Classification’s total returns do not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index or Classification. It is not possible to invest directly in an Index or Classification.

3

Eaton Vance Government Obligations Fund as of October 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Eaton Vance Government Obligations Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)
Actual*
Class A	$1,000.00	$1,004.20	$5.96
Class B	$1,000.00	$1,000.90	$9.73
Class C	$1,000.00	$1,002.20	$9.69
Class R	$1,000.00	$998.60	$3.17

*                 Class R shares had not commenced operations as of May 1, 2005. Actual expenses are equal to the Fund's annualized expense ratio of 1.18% for Class A shares, 1.93% for Class B shares, 1.92% for Class C shares and 1.43% for Class R shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period; 81/365 for Class R to reflect the period from commencement of operations on August 12, 2005 to October 31, 2005). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005 (August 11, 2005 for Class R). The Example reflects the expenses of both the Fund and the Portfolio.

Hypothetical**
(5% return before expenses)
Class A	$1,000.00	$1,019.30	$6.01
Class B	$1,000.00	$1,015.50	$9.80
Class C	$1,000.00	$1,015.50	$9.75
Class R	$1,000.00	$1,018.00	$7.27

**          Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.18% for Class A shares, 1.93% for Class B shares, 1.92% for Class C shares and 1.43% for Class R shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Government Obligations Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in Government Obligations Portfolio, at value (identified cost, $771,028,787)	$769,512,738
Receivable for Fund shares sold	1,058,374
Total assets	$770,571,112
Liabilities
Payable for Fund shares redeemed	$2,691,868
Dividends payable	1,936,789
Payable to affiliate for distribution and service fees	469,977
Payable to affiliate for Trustees' fees	311
Accrued expenses	245,873
Total liabilities	$5,344,818
Net Assets	$765,226,294
Sources of Net Assets
Paid-in capital	$986,267,821
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(217,588,689)
Accumulated distributions in excess of net investment income	(1,936,789)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(1,516,049)
Total	$765,226,294
Class A Shares
Net Assets	$291,931,357
Shares Outstanding	39,756,306 (1)
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.34
Maximum Offering Price Per Share (100 ÷ 95.25 of $7.34)	$7.71
Class B Shares
Net Assets	$291,078,932
Shares Outstanding	39,633,283
Net Asset Value, Offering Price and Redemption Price Per Share (Note 7) (net assets ÷ shares of beneficial interest outstanding)	$7.34
Class C Shares
Net Assets	$182,213,964
Shares Outstanding	24,838,782
Net Asset Value, Offering Price and Redemption Price Per Share (Note 7) (net assets ÷ shares of beneficial interest outstanding)	$7.34
Class R Shares
Net Assets	$2,041
Shares Outstanding	279
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.32
On sales of $25,000 or more, the offering price of Class A shares is reduced.

(1)  Shares outstanding have been restated to reflect the effect of a stock split effective November 11, 2005 (Note 9).

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Interest allocated from Portfolio	$31,978,190
Security lending income allocated from Portfolio	2,624,812
Expenses allocated from Portfolio	(6,679,397)
Net investment income from Portfolio	$27,923,605
Expenses
Trustees' fees and expenses	$3,246
Distribution and service fees Class A	775,821
Class B	3,351,389
Class C	2,202,917
Class R	2
Transfer and dividend disbursing agent fees	971,743
Printing and postage	170,623
Legal and accounting services	58,105
Registration fees	43,481
Custodian fee	27,522
Miscellaneous	57,435
Total expenses	$7,662,284
Net investment income	$20,261,321
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$73,641
Financial futures contracts	170,391
Net realized gain	$244,032
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(12,209,252)
Financial futures contracts	1,935,259
Net change in unrealized appreciation (depreciation)	$(10,273,993)
Net realized and unrealized loss	$(10,029,961)
Net increase in net assets from operations	$10,231,360

See notes to financial statements

5

Eaton Vance Government Obligations Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Period Ended October 31, 2004(1)	Year Ended December 31, 2003
From operations — Net investment income	$20,261,321	$27,275,388	$23,602,159
Net realized gain (loss) from investment transactions and financial futures contracts	244,032	(5,978,757)	(6,833,832)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(10,273,993)	(5,134,128)	(32,650,257)
Net increase (decrease) in net assets from operations	$10,231,360	$16,162,503	$(15,881,930)
Distributions to shareholders — From net investment income
Class A	$(21,581,086)	$(22,877,236)	$(34,620,580)
Class B	(20,634,084)	(23,337,831)	(36,850,819)
Class C	(13,604,205)	(17,455,753)	(31,409,859)
Class R	(23)	—	—
Tax return of capital
Class A	(115,024)	—	(251,788)
Class B	(143,932)	—	(267,683)
Class C	(94,653)	—	(228,475)
Class R	(1)	—	—
Total distributions to shareholders	$(56,173,008)	$(63,670,820)	$(103,629,204)
Transactions in shares of beneficial interest — Proceeds from sale of shares
Class A	$52,685,718	$59,326,321	$340,265,998
Class B	14,632,405	24,182,938	237,654,294
Class C	28,073,452	27,483,957	310,242,531
Class R	2,045	—	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	12,638,811	12,940,413	19,628,532
Class B	11,588,822	12,330,542	18,519,333
Class C	7,056,869	8,955,280	16,268,812
Class R	24	—	—
Cost of shares redeemed
Class A	(116,893,744)	(170,491,093)	(362,386,019)
Class B	(102,325,855)	(150,428,848)	(239,728,258)
Class C	(113,209,077)	(187,801,480)	(323,939,061)
Net asset value of shares exchanged
Class A	5,995,992	33,395,407	—
Class B	(5,995,992)	(33,395,407)	—
Net increase (decrease) in net assets from Fund share transactions	$(205,750,530)	$(363,501,970)	$16,526,162
Net decrease in net assets	$(251,692,178)	$(411,010,287)	$(102,984,972)
Net Assets
At beginning of year	$1,016,918,472	$1,427,928,759	$1,530,913,731
At end of year	$765,226,294	$1,016,918,472	$1,427,928,759
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(1,936,789)	$(28,693)	$(3,463,671)

(1)  For the ten months ended October 31, 2004.

See notes to financial statements

6

Eaton Vance Government Obligations Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended		Period Ended		Year Ended December 31,
	October 31, 2005(1)(2)		October 31, 2004(1)(2)(3)		2003(1)(2)	2002(1)(2)		2001(1)(2)(4)	2000(1)(2)
Net asset value — Beginning of year	$7.740		$8.050		$8.620	$8.580		$8.460	$8.370
Income (loss) from operations
Net investment income	$0.212		$0.215		$0.159	$0.346		$0.473	$0.618
Net realized and unrealized gain (loss)	(0.090)		(0.065)		(0.177)	0.298		0.268	0.105
Total income (loss) from operations	$0.122		$0.150		$(0.018)	$0.644		$0.741	$0.723
Less distributions
From net investment income	$(0.519)		$(0.460)		$(0.548)	$(0.581)		$(0.621)	$(0.619)
From tax return of capital	(0.003)		—		(0.004)	(0.023)		—	(0.014)
Total distributions	$(0.522)		$(0.460)		$(0.552)	$(0.604)		$(0.621)	$(0.633)
Net asset value — End of year	$7.340		$7.740		$8.050	$8.620		$8.580	$8.460
Total Return(5)	2.03	%(6)	1.91%		(0.35)%	7.84%		9.06%	9.12%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$291,931		$354,083		$435,022	$474,595		$291,249	$183,657
Ratios (As a percentage of average daily net assets):
Expenses(7)	1.18%		1.13	%(9)	1.06%	1.11%		1.25%	1.21%
Expenses after custodian fee reduction(7)	1.18%		1.13	%(9)	1.06%	1.11%		1.25%	1.21%
Interest expense(7)	0.00	%(8)	0.00	%(8)(9)	0.01%	0.00	%(8)	0.02%	0.02%
Net investment income	2.82%		3.27	%(9)	1.90%	4.03%		5.50%	7.44%
Portfolio Turnover of the Portfolio	30%		5%		67%	41%		21%	22%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.1594595-for-1 stock split effective on November 11, 2005.

(3)  For the ten-month period ended October 31, 2004.

(4)  The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.139 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Total return reflects an increase of 0.31% due to the change in the timing of the payment and reinvestment of distributions.

(7)  Includes the Fund's share of the Portfolio's allocated expenses.

(8)  Represents less than 0.01%.

(9)  Annualized.

See notes to financial statements

7

Eaton Vance Government Obligations Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended		Period Ended		Year Ended December 31,
	October 31, 2005(1)		October 31, 2004(1)(2)		2003(1)	2002(1)		2001(1)(3)	2000(1)
Net asset value — Beginning of period	$7.740		$8.040		$8.610	$8.570		$8.450	$8.350
Income (loss) from operations
Net investment income	$0.156		$0.166		$0.096	$0.282		$0.409	$0.557
Net realized and unrealized gain (loss)	(0.094)		(0.060)		(0.179)	0.297		0.266	0.109
Total income (loss) from operations	$0.062		$0.106		$(0.083)	$0.579		$0.675	$0.666
Less distributions
From net investment income	$(0.459)		$(0.406)		$(0.483)	$(0.512)		$(0.555)	$(0.550)
From tax return of capital	(0.003)		—		(0.004)	(0.027)		—	(0.016)
Total distributions	$(0.462)		$(0.406)		$(0.487)	$(0.539)		$(0.555)	$(0.566)
Net asset value — End of period	$7.340		$7.740		$8.040	$8.610		$8.570	$8.450
Total Return(4)	1.15	%(5)	1.35%		(1.03)%	7.00%		8.23%	8.33%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$291,079		$390,836		$555,947	$583,804		$240,472	$120,557
Ratios (As a percentage of average daily net assets):
Expenses(6)	1.93%		1.88	%(8)	1.81%	1.86%		1.99%	1.95%
Expenses after custodian fee reduction(6)	1.93%		1.88	%(8)	1.81%	1.86%		1.99%	1.95%
Interest expense(6)	0.00	%(7)	0.00	%(7)(8)	0.01%	0.00	%(7)	0.02%	0.02%
Net investment income	2.07%		2.52	%(8)	1.15%	3.29%		4.75%	6.72%
Portfolio Turnover of the Portfolio	30%		5%		67%	41%		21%	22%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  The Fund, through its investment in the Portolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.138 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return in not computed on an annualized basis.

(5)  Total return reflects an increase of 0.24% due to the change in the timing of the payment and reinvestment of distributions.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Represents less than 0.01%.

(8)  Annualized.

See notes to financial statements

8

Eaton Vance Government Obligations Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended		Period Ended		Year Ended December 31,
	October 31, 2005(1)		October 31, 2004(1)(2)		2003(1)	2002(1)		2001(1)(3)	2000(1)
Net asset value — Beginning of period	$7.730		$8.040		$8.610	$8.570		$8.450	$8.360
Income (loss) from operations
Net investment income	$0.157		$0.166		$0.096	$0.282		$0.392	$0.551
Net realized and unrealized gain (loss)	(0.085)		(0.070)		(0.179)	0.297		0.283	0.105
Total income (loss) from operations	$0.072		$0.096		$(0.083)	$0.579		$0.675	$0.656
Less distributions
From net investment income	$(0.459)		$(0.406)		$(0.483)	$(0.512)		$(0.555)	$(0.550)
From tax return of capital	(0.003)		—		(0.004)	(0.027)		—	(0.016)
Total distributions	$(0.462)		$(0.406)		$(0.487)	$(0.539)		$(0.555)	$(0.566)
Net asset value — End of period	$7.340		$7.730		$8.040	$8.610		$8.570	$8.450
Total Return(4)	1.16	%(5)	1.22%		(1.02)%	6.99%		8.18%	8.19%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$182,214		$272,000		$436,960	$472,515		$133,176	$32,837
Ratios (As a percentage of average daily net assets):
Expenses(6)	1.93%		1.88	%(8)	1.81%	1.85%		1.99%	2.04%
Expenses after custodian fee reduction(6)	1.93%		1.88	%(8)	1.81%	1.85%		1.99%	2.04%
Interest expense(6)	0.00	%(7)	0.00	%(7)(8)	0.01%	0.00	%(7)	0.02%	0.02%
Net investment income	2.08%		2.52	%(8)	1.15%	3.29%		4.55%	6.64%
Portfolio Turnover of the Portfolio	30%		5%		67%	41%		21%	22%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.139 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total return reflects an increase of 0.11% due to the change in the timing of the payment and reinvestment of distributions.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Represents less than 0.01%.

(8)  Annualized.

See notes to financial statements

9

Eaton Vance Government Obligations Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Period Ended October 31, 2005(1)(2)
Net asset value — Beginning of period	$7.430
Income (loss) from operations
Net investment income	$0.083
Net realized and unrealized loss	(0.091)
Total loss from operations	$(0.008)
Less distributions
From net investment income	$(0.099)
Tax return of capital	(0.003)
Total distributions	$(0.102)
Net asset value — End of year	$7.320
Total Return(3)	(0.12)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.43	%(6)
Expenses after custodian fee reduction(4)	1.43	%(6)
Interest expense(4)	0.00	%(5)(6)
Net investment income	4.57	%(6)
Portfolio Turnover of the Portfolio	30%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the commencement of operations, August 12, 2005, to October 31, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Represents less than 0.01%.

(6)  Annualized.

See notes to financial statements

10

Eaton Vance Government Obligations Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Government Obligations Fund (the Fund) is a diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust. The Fund offers four classes of shares. Class A shares are generally sold subject to a initial sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 7). Class R shares are offered at net asset value and are not subject to an initial sales charge. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Government Obligations Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (88.8% at October 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $214,103,892 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax or excise tax. Such capital loss carryovers will expire on October 31, 2006 ($3,525,680), October 31, 2007 ($16,400,527), October 31, 2008 ($4,071,870), October 31, 2010 ($21,056,795), October 31, 2011 ($78,339,789), October 31, 2012 ($67,101,638), and October 31, 2013 ($23,607,593). During the year ended October 31, 2005, capital loss carryforwards in the amount of $4,786,337 expired.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended October 31, 2005, there were no credits earned by the Fund. During the year ended October 31, 2005, capital loss carry-forwards in the amount of $4,786,337 expired.

E  Other — Investment transactions are accounted for on a trade-date basis.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles

11

Eaton Vance Government Obligations Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with the service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the year ended December 31, 2003, the period from January 1, 2004 to October 31, 2004 and the year ended October 31, 2005 was as follows:

	10/31/05	10/31/04	12/31/03
Distributions declared from:
Ordinary Income	$55,819,398	$63,670,820	$102,881,344
Tax return of capital	$353,610	$—	$747,860

During the year ended October 31, 2005, accumulated undistributed net investment loss was decreased by $34,003,591, accumulated net realized loss was increased by $20,777,273 and paid-in-capital was decreased by $13,226,318 due to differences between book and tax accounting for paydown gains/losses on mortgage-backed securities, expired capital loss carryforwards, return of capital, mixed straddle adjustments and premium amortization. This change had no effect on net assets or net asset value per share.

At October 31, 2005, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Capital loss carryforwards	$(214,103,892)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for mixed straddle accounts and futures, and the timing of recognizing distributions to shareholders.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2005(1)	Period Ended October 31, 2004(1)(2)	Year Ended December 31, 2003(1)
Sales	6,998,330	7,387,062	40,246,636
Issued to shareholders electing to receive payments of distributions in Fund shares	1,677,716	1,643,264	2,354,361
Redemptions	(15,470,971)	(21,588,594)	(43,596,938)
Exchange from Class B shares	799,022	4,277,827	—
Net increase (decrease)	(5,995,903)	(8,280,441)	(995,941)
Class B	Year Ended October 31, 2005	Period Ended October 31, 2004(2)	Year Ended December 31, 2003
Sales	1,940,075	3,067,546	28,099,509
Issued to shareholders electing to receive payments of distributions in Fund shares	1,537,815	1,565,493	2,223,770
Redemptions	(13,563,248)	(18,961,798)	(28,980,488)
Exchange to Class A shares	(798,427)	(4,264,548)	—
Net increase (decrease)	(10,883,785)	(18,593,307)	1,342,791

12

Eaton Vance Government Obligations Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Class C	Year Ended October 31, 2005	Period Ended October 31, 2004(2)	Year Ended December 31, 2003
Sales	3,724,161	3,480,694	36,700,073
Issued to shareholders electing to receive payments of distributions in Fund shares	937,421	1,137,242	1,955,754
Redemptions	(15,017,783)	(23,799,107)	(39,180,872)
Net increase (decrease)	(10,356,201)	(19,181,171)	(525,045)
Class R			Period Ended October 31, 2005(3)
Sales			276
Issued to shareholders electing to receive payments of distributions in Fund shares			3
Net increase (decrease)			279

(1)  Transactions have been restated to reflect the effects of a 1.1594595-for-1 stock split effective November 11, 2005.

(2)  For the ten-months ended October 31, 2004.

(3)  For the period from August 12, 2005, commencement of operations, to October 31, 2005

4  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2005 aggregated $95,814,956, and $365,924,035, respectively.

5  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2005, EVM earned $67,807 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $47,618 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2005.

6  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan), and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 7) and daily amounts theretofore paid to EVD by each respective class. The Class R Plan requires that the Class R shares will pay a monthly distribution fee to EVD in an amount equal to 0.25% on an annual basis of the average daily net assets attributable to Class R shares. Although there is no present intention to do so, Class R shares could pay distribution fees up to 0.50% annually upon Trustee approval. The Fund paid or accrued $2,513,542, $1,652,188, and $1 for Class B, Class C and Class R shares, respectively, to or payable to EVD for the year ended October 31, 2005, representing 0.75%, 0.75% and 0.25% of the average daily net assets for Class B, Class C and Class R shares, respectively. At October 31, 2005, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $15,877,000 and $55,125,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% (annualized) of the Fund's average daily net assets attributable to Class A, Class B, Class C, and Class R shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance when there are

13

Eaton Vance Government Obligations Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended October 31, 2005 amounted to $775,821, $837,847, $550,729 and $1 for Class A, Class B, Class C, and Class R shares, respectively.

7  Contingent Deferred Sales Charge

Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if they are redeemed or exchanged within the first three months after the settlement of the purchase. A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note 6). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $2,000, $1,581,000, and $29,000 of CDSC paid by shareholders for Class A shares, Class B shares, and Class C shares, respectively, for the year ended October 31, 2005.

8  Fiscal Year End Change

Effective October 15, 2004 the Fund changed its fiscal year-end to October 31.

9  Stock Split

On October 17, 2005, the Trustees of the Fund approved a 1.1594595-for-1 stock split for Class A shares, effective November 11, 2005. The stock split will have no impact on the overall value of a shareholder's investment in the Fund.

14

Eaton Vance Government Obligations Fund as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Government Obligations Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund, a series of Eaton Vance Mutual Funds Trust (the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2005

15

Eaton Vance Government Obligations Fund as of October 31, 2005

FEDERAL TAX INFORMATION

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Government Obligations Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Mortgage Pass-Throughs — 140.6%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
5.50%, with various maturities to 2011	$5	$5,117
6.00%, with various maturities to 2026	1,819	1,855,458
6.25%, with maturity at 2008	3	2,553
6.50%, with various maturities to 2024	32,755	33,958,988
6.87%, with maturity at 2024	755	792,131
7.00%, with various maturities to 2026	24,463	25,689,023
7.09%, with maturity at 2023	2,288	2,416,384
7.25%, with maturity at 2022	3,170	3,360,594
7.31%, with maturity at 2027	774	820,878
7.50%, with various maturities to 2028	12,715	13,548,416
7.63%, with maturity at 2019	1,391	1,484,728
7.75%, with various maturities to 2018	103	108,930
7.78%, with maturity at 2022	343	368,783
7.85%, with maturity at 2020	1,024	1,101,130
8.00%, with various maturities to 2028	45,785	48,893,896
8.13%, with maturity at 2019	2,117	2,289,548
8.15%, with various maturities to 2021	716	762,246
8.25%, with various maturities to 2017	1,145	1,190,046
8.50%, with various maturities to 2027	19,947	21,633,581
8.75%, with various maturities to 2016	765	786,485
9.00%, with various maturities to 2032	38,761	42,876,555
9.25%, with various maturities to 2017	1,745	1,846,542
9.50%, with various maturities to 2026	9,124	10,125,039
9.75%, with various maturities to 2018	600	630,751
10.00%, with various maturities to 2025	10,079	11,380,500
10.50%, with various maturities to 2021	5,938	6,802,545
10.75%, with maturity at 2011	211	225,862
11.00%, with various maturities to 2021	8,850	10,123,490
11.25%, with maturity at 2014	177	195,203
11.50%, with various maturities to 2019	4,450	5,062,483
11.75%, with maturity at 2011	148	163,186
12.00%, with various maturities to 2019	1,745	2,027,864
12.25%, with various maturities to 2019	196	222,768
12.50%, with various maturities to 2019	3,685	4,232,274
12.75%, with various maturities to 2015	50	58,427
13.00%, with various maturities to 2019	548	641,327
13.25%, with various maturities to 2019	74	86,084
13.50%, with various maturities to 2019	995	1,150,327
14.00%, with various maturities to 2016	207	241,570
14.50%, with various maturities to 2014	25	30,871
14.75%, with maturity at 2010	58	64,705
15.00%, with various maturities to 2013	458	545,348
15.25%, with maturity at 2012	28	34,743
15.50%, with maturity at 2011	8	9,453
16.00%, with maturity at 2012	35	42,207
16.25%, with various maturities to 2012	19	22,976
		$259,912,015
Federal National Mortgage Assn.:
0.25%, with maturity at 2014	$5	$4,996
3.872%, with maturity at 2033(1)	10,072	10,124,310
3.926%, with various maturities to 2035(1)	154,947	155,766,583
3.953%, with maturity at 2035(1)	4,751	4,776,513

Security	Principal Amount (000's omitted)	Value
3.997%, with maturity at 2020(1)	$10,330	$10,410,831
4.007%, with various maturities to 2026(1)	7,989	8,092,648
4.021%, with maturity at 2022(1)	5,349	5,425,529
4.128%, with maturity at 2036(1)	4,937	4,971,685
4.403%, with maturity at 2036(1)	2,007	2,021,239
5.50%, with maturity at 2014(2)	23,662	23,861,605
6.00%, with various maturities to 2024	1,199	1,221,122
6.50%, with various maturities to 2026(2)	112,397	116,361,963
7.00%, with various maturities to 2029	58,100	60,937,714
7.25%, with various maturities to 2023	256	265,047
7.50%, with various maturities to 2029	31,827	33,699,604
7.75%, with maturity at 2008	45	45,531
7.875%, with maturity at 2021	2,013	2,170,323
7.979%, with maturity at 2030	187	200,805
8.00%, with various maturities to 2027	39,484	42,376,883
8.25%, with various maturities to 2025	1,763	1,869,658
8.33%, with maturity at 2020	2,192	2,385,698
8.50%, with various maturities to 2027	16,127	17,405,647
8.679%, with maturity at 2021	731	797,133
8.75%, with various maturities to 2017	977	1,013,920
8.91%, with maturity at 2010	272	285,794
9.00%, with various maturities to 2030	6,746	7,286,743
9.125%, with maturity at 2011	161	170,384
9.25%, with various maturities to 2016	328	344,891
9.50%, with various maturities to 2030	8,467	9,332,324
9.75%, with maturity at 2019	58	65,156
9.851%, with maturity at 2021	271	305,839
9.892%, with maturity at 2025	183	205,447
10.00%, with various maturities to 2027	7,921	8,902,516
10.151%, with maturity at 2021	204	233,616
10.153%, with maturity at 2023	340	388,761
10.388%, with maturity at 2020	300	335,153
10.406%, with maturity at 2021	386	439,365
10.50%, with various maturities to 2025	2,510	2,817,867
10.646%, with maturity at 2025	201	227,094
11.00%, with various maturities to 2025	4,047	4,598,389
11.243%, with maturity at 2019	251	285,986
11.50%, with various maturities to 2020	2,816	3,206,186
11.591%, with maturity at 2018	549	629,733
11.75%, with various maturities to 2017	374	428,270
12.00%, with various maturities to 2019	6,339	7,334,235
12.061%, with maturity at 2025	154	178,273
12.25%, with various maturities to 2015	297	343,137
12.406%, with maturity at 2021	235	271,728
12.50%, with various maturities to 2021	1,847	2,129,524
12.697%, with maturity at 2015	488	574,722
12.75%, with various maturities to 2015	428	492,496
13.00%, with various maturities to 2019	1,102	1,264,957
13.25%, with various maturities to 2015	325	375,912
13.50%, with various maturities to 2015	914	1,082,928
13.75%, with maturity at 2011	10	11,667
14.00%, with maturity at 2014	28	33,161
14.50%, with maturity at 2014	32	39,005
14.75%, with maturity at 2012	673	797,727
15.00%, with various maturities to 2013	756	909,210
15.50%, with maturity at 2012	104	125,469

See notes to financial statements

17

Government Obligations Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
15.75%, with maturity at 2011	$4	$4,303
16.00%, with maturity at 2012	327	397,964
		$563,062,919
Government National Mortgage Assn.:
6.50%, with various maturities to 2026(2)	$121,726	$126,228,344
7.00%, with various maturities to 2025(2)	57,944	60,975,321
7.25%, with maturity at 2022	174	184,367
7.50%, with various maturities to 2024	16,589	17,574,952
8.00%, with various maturities to 2027	36,932	39,686,124
8.25%, with various maturities to 2019	376	406,368
8.30%, with maturity at 2020	179	194,548
8.50%, with various maturities to 2018	6,422	6,970,394
9.00%, with various maturities to 2027(2)	21,492	23,812,492
9.50%, with various maturities to 2026	16,672	18,540,695
10.00%, with various maturities to 2025	5,712	6,377,504
10.50%, with various maturities to 2020	5,792	6,611,156
11.00%, with various maturities to 2020	1,979	2,282,576
11.50%, with maturity at 2013	27	31,054
12.00%, with various maturities to 2015	1,915	2,218,625
12.50%, with various maturities to 2019	753	873,709
13.00%, with various maturities to 2014	207	242,141
13.50%, with maturity at 2011	8	8,984
14.50%, with maturity at 2014	7	8,091
15.00%, with various maturities to 2013	189	230,841
16.00%, with various maturities to 2012	47	56,005
		$313,514,291
Collateralized Mortgage Obligations:
Federal Home Loan Mortgage Corp., Series 1577, Class PH, 6.30%, due 2023	$1,166	$1,175,849
Federal Home Loan Mortgage Corp., Series 1666, Class H, 6.25%, due 2023	2,771	2,822,209
Federal Home Loan Mortgage Corp., Series 1671, Class HA, 3.73%, due 2024(3)	2,500	2,507,348
Federal Home Loan Mortgage Corp., Series 1822, Class Z, 6.90%, due 2026	4,749	4,979,371
Federal Home Loan Mortgage Corp., Series 1896, Class Z, 6.00%, due 2026	2,541	2,599,267
Federal Home Loan Mortgage Corp., Series 2115, Class K, 6.00%, due 2029	7,368	7,536,142
Federal Home Loan Mortgage Corp., Series 2245, Class A, 8.00%, due 2027	28,019	30,064,681
Federal Home Loan Mortgage Corp., Series 24, Class ZE, 6.25%, due 2023	1,095	1,129,391
Federal Home Loan Mortgage Corp., Series 30, Class I, 7.50%, due 2024	798	839,008
Federal National Mortgage Assn., Series 1993-149, Class M, 7.00%, due 2023	1,786	1,878,375
Federal National Mortgage Assn., Series 1993-16, Class Z, 7.50%, due 2023	1,493	1,575,187
Federal National Mortgage Assn., Series 1993-250, Class Z, 7.00%, due 2023	1,166	1,216,868
Federal National Mortgage Assn., Series 1993-39, Class Z, 7.50%, due 2023	3,549	3,749,995
Federal National Mortgage Assn., Series 1994-82, Class Z, 8.00%, due 2024	6,181	6,573,801

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Assn., Series 2000-49, Class A, 8.00%, due 2027	$3,079	$3,262,861
Federal National Mortgage Assn., Series 2002-1, Class G, 7.00%, due 2023	2,278	2,388,658
Federal National Mortgage Assn., Series G-8, Class E, 9.00%, due 2021	1,064	1,169,353
Federal National Mortgage Assn., Series G92-44, Class ZQ, 8.00%, due 2022	1,309	1,399,580
Federal National Mortgage Assn., Series G93-29, Class Z, 7.00%, due 2023	4,667	4,910,114
		$81,778,058
Total Mortgage Pass-Throughs (identified cost $1,223,299,347)		$1,218,267,283
U.S. Treasury Obligations — 0.9%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bond, 7.125%, 2/15/23(4)	$6,000	$7,603,362
Total U.S. Treasury Obligations (identified cost, $6,261,678)		$7,603,362
Short-Term Investments — 0.0%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.03%, 11/1/05	$105	$105,000
Total Short-Term Investments (at amortized cost, $105,000)		$105,000
Total Investments — 141.5% (identified cost $1,229,666,025)		$1,225,975,645
Other Assets, Less Liabilities — (41.5)%		$(359,702,790)
Net Assets — 100.0%		$866,272,855

(1)  Adjustable rate mortgage.

(2)  All or a portion of these securities were on loan at October 31, 2005.

(3)  Floating-rate security

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

18

Government Obligations Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value including $220,413,258 of securities on loan (identified cost, $1,229,666,025)	$1,225,975,645
Cash	388
Receivable for investments sold	1,197,301
Interest receivable	7,007,278
Total assets	$1,234,180,612
Liabilities
Collateral for securities loaned	$225,779,024
Payable to affiliate for investment advisory fees	525,464
Payable for investments purchased	141,345,225
Payable for daily variation margin on open financial futures contracts	7,815
Payable to affiliate for Trustees' fees	2,166
Accrued expenses	248,063
Total liabilities	$367,907,757
Net Assets applicable to investors' interest in Portfolio	$866,272,855
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$869,139,019
Net unrealized depreciation (computed on the basis of identified cost)	(2,866,164)
Total	$866,272,855

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Interest	$34,329,177
Security lending income, net	2,817,332
Total investment income	$37,146,509
Expenses
Investment adviser fee	$6,732,172
Trustees' fees and expenses	23,697
Custodian fee	318,597
Legal and accounting services	59,399
Interest expense	23,408
Miscellaneous	12,915
Total expenses	$7,170,188
Deduct — Reduction of custodian fee	$346
Total expense reductions	$346
Net expenses	$7,169,842
Net investment income	$29,976,667
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$73,422
Financial futures contracts	199,916
Net realized gain	$273,338
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(13,112,638)
Financial futures contracts	2,132,444
Net change in unrealized appreciation (depreciation)	$(10,980,194)
Net realized and unrealized loss	$(10,706,856)
Net increase in net assets from operations	$19,269,811

See notes to financial statements

19

Government Obligations Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Period Ended October 31, 2004(1)	Year Ended December 31, 2003
From operations —
Net investment income	$29,976,667	$37,609,133	$40,618,952
Net realized gain (loss) from investment transactions and financial futures contracts	273,338	(6,370,748)	(7,567,531)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(10,980,194)	(5,127,037)	(34,142,719)
Net increase (decrease) in net assets from operations	$19,269,811	$26,111,348	$(1,091,298)
Capital transactions —
Contributions	$180,309,793	$116,763,308	$984,539,314
Withdrawals	(394,108,150)	(603,360,924)	(1,034,972,621)
Net decrease in net assets from capital transactions	$(213,798,357)	$(486,597,616)	$(50,433,307)
Net decrease in net assets	$(194,528,546)	$(460,486,268)	$(51,524,605)
Net Assets
At beginning of year	$1,060,801,401	$1,521,287,669	$1,572,812,274
At end of year	$866,272,855	$1,060,801,401	$1,521,287,669

(1)  For the ten months ended October 31, 2004.

See notes to financial statements

20

Government Obligations Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statement of Cash Flows

Increase (Decrease) in Cash	Year Ended October 31, 2005
Cash Flows From (Used For) Operating Activities — Purchase of investments	$(204,682,931)
Proceeds from sales of investments and principal repayments	364,665,735
Interest received, including net securities lending income	74,365,535
Interest paid	(27,215)
Operating expenses paid	(6,518,087)
Net sale of short-term investments	1,894,789
Financial futures contracts transactions	2,077,674
Payment of collateral for securities loaned, net	(17,997,190)
Net cash from operating activities	$213,778,310
Cash Flows From (Used For) Financing Activities — Proceeds from capital contributions	$180,309,793
Payments for capital withdrawals	(394,108,150)
Net cash used for financing activities	$(213,798,357)
Net decrease in cash	$(20,047)
Cash at beginning of year	$20,435
Cash at end of year	$388
Reconciliation of Net Increase in Net Assets From Operations to Net Cash From Operating Activities
Net increase in net assets from operations	$19,269,811
Decrease in receivable for investments sold	720,460
Increase in payable for investments purchased	141,345,225
Decrease in interest receivable	1,136,563
Decrease in payable for daily variation margin	(254,685)
Increase in payable to affiliate	468
Increase in accrued expenses	624,072
Decrease in collateral for securities loaned	(17,997,190)
Net decrease in investments	68,933,586
Net cash from operating activities	$213,778,310

See notes to financial statements

21

Government Obligations Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,		Period Ended October 31,		Year Ended December 31,
	2005		2004(1)		2003	2002		2001(2)	2000
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	0.77%		0.75	%(4)	0.70%	0.75%		0.81%	0.84%
Expenses after custodian fee reduction	0.77%		0.75	%(4)	0.70%	0.75%		0.81%	0.84%
Interest expense	0.00	%(3)	0.00	%(3)(4)	0.01%	0.00	%(3)	0.02%	0.02%
Net investment income	3.21%		3.63	%(4)	2.26%	4.41%		5.91%	7.77%
Portfolio Turnover	30%		5%		67%	41%		21%	22%
Total Return(5)	2.46%		2.23%		0.01%	8.24%		9.52%	—
Net assets, end of period (000's omitted)	$866,273		$1,060,801		$1,521,288	$1,572,812		$675,520	$339,990

(1)  For the ten-month period ended October 31, 2004.

(2)  The Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in the ratio of net investment income to average net assest from 7.51% to 5.91%.

(3)  Represents less than 0.01%.

(4)  Annualized.

(5)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000. Total return is not computed on an annualized basis.

See notes to financial statements

22

Government Obligations Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high current return by investing primarily in mortgage-backed securities (MBS) issued, insured, guaranteed or otherwise backed by the U.S. government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2005, the Eaton Vance Government Obligations Fund had a 88.8% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt securities (including collateralized mortgage obligations and certain mortgage backed securities ("MBS")) normally are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Income Taxes — The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended October 31, 2005, $346 in credit balances were used to reduce the Portfolio's custodian fee.

E  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying

23

Government Obligations Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

G  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are computed based on the specific identification of securities sold.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows is the amount included in the Portfolio's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments at October 31, 2005.

2  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $346,028,156 and $363,945,275, respectively.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a fee computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million. On net assets of $500 million or more, BMR has contractually agreed to reduce its advisory fee as follows: 0.6875% annually on average daily net assets of $500 million but less than $1 billion; 0.6250% of average daily net assets of $1 billion but less than $1.5 billion; 0.5625% of average daily net assets of $1.5 billion but less than $2 billion; 0.5000% of average daily net assets of $2 billion but less than $2.5 billion; and 0.4375% of average daily net assets of $2.5 billion and over. These contractual fee reductions cannot be terminated or decreased without the express consent of the Portfolio's Board of Trustees and its shareholders and are intended to continue indefinitely. For the year ended October 31, 2005, the fee was equivalent to 0.72% of the Portfolio's average net assets for such period and amounted to $6,732,172. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual

24

Government Obligations Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

4  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended October 31, 2005 was $752,877 and the average interest rate was 3.11%.

5  Securities Lending Agreement

The Portfolio has established a securities lending agreement with brokers in which the Portfolio lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio offsets a portion of the interest income received and amounted to $6,034,162 for the year ended October 31, 2005. At October 31, 2005, the value of the securities loaned and the value of the collateral amounted to $220,413,258 and $225,779,024, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

6  Federal Income Tax Basis of
Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$1,232,418,669
Gross unrealized appreciation	$9,606,165
Gross unrealized depreciation	(16,049,189)
Net unrealized depreciation	$(6,443,024)

7  Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2005 is as follows:

Futures Contracts
Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
12/05	500 U.S Treasury Five Year Note	Short	$(53,769,531)	$(52,945,315)	$824,216

At October 31, 2005, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

8  Fiscal Year End Change

Effective October 15, 2004 the Portfolio changed its fiscal year-end to October 31.

25

Government Obligations Portfolio as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Government Obligations Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, changes in net assets and of cash flows and the supplementary data present fairly, in all material respects, the financial position of Government Obligations Portfolio (the "Portfolio") at October 31, 2005, and the results of its operations, the changes in its net assets, its cash flows and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2005

26

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Government Obligations Portfolio (the "Portfolio") and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i)  by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement between the Portfolio and its investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Government Obligations Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to a relevant peer group of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets including in particular the use of valuation by matrix pricing and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee noted the benefits of the investment adviser's extensive in-house research capabilities and the other resources available to the investment adviser. The Special Committee also took into account the time and attention to be devoted by senior management to the Portfolio and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees paid by the Portfolio and the Fund's expense ratio, the Special Committee concluded that, taking into account the impact of the Portfolio's use of leverage, the fees paid by the Portfolio and the Fund's expense ratio are reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio and for all Eaton Vance funds as a group. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

27

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

28

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of the Portfolio since 1992	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund and the Portfolio.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

29

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice president of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Robert B MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

30

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Vice President of the Trust since 2002; of the Portfolio since 1993	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Mark Venezia 5/23/49	President of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005(3); of the Portfolio since 2002(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Venezia served as Vice President of the Portfolio since 1993 and Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

(3)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

31

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Investment Adviser of Government Obligations Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Government Obligations Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Government Obligations Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

140-12/05  GOSRC

Annual Report October 31, 2005

EATON VANCE
HIGH
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance High Income Fund as of October 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•        The Fund’s Class A shares had a total return of 6.01% for the year ended October 31, 2005.(1) This return resulted from a decrease in net asset value per share (NAV) to $5.10 on October 31, 2005 from $5.21 on October 31, 2004, and the reinvestment of $0.417 in dividends.

•        The Fund’s Class B shares had a total return of 5.34% for the year ended October 31, 2005.(1) This return resulted from a decrease in NAV to $5.08 on October 31, 2005 from $5.20 on October 31, 2004, and the reinvestment of $0.393 in dividends.

•        The Fund’s Class C shares had a total return of 5.32% for the year ended October 31, 2005.(1) This return resulted from a decrease in NAV to $5.08 on October 31, 2005 from $5.20 on October 31, 2004, and the reinvestment of $0.386 in dividends. The Class C NAVs and dividends per share have been restated to reflect the effects of a stock split effective on November 11, 2005.

•        In comparison, the Merrill Lynch U.S. High Yield Master II Index – an unmanaged index of below-investment-grade U.S. dollar-denominated corporatebonds publicly issued in the U.S. domestic market–had a return of 3.92% for the year ended October 31, 2005.(2)

•        Based on the Fund’s most recent dividends and NAVs (restated for Class C to reflect the effects of a stock split effective on November 11, 2005) on October 31, 2005 of $5.10 per share for Class A, $5.08 for Class B and $5.08 for Class C, the Fund’s distribution rates were 8.10%, 7.32% and 7.33%, respectively.(3) The SEC 30-day yields for Class A, Class B and Class C were 6.90%, 6.49% and 6.49%, respectively.(4)

Recent Fund Developments

•          The high-yield market was marked by significant volatility during the fiscal year. The market rallied strongly in the first half of the fiscal year, as low default rates and a better economic outlook pushed high-yield credit spreads as low as 290 basis points (2.90%) over Treasuries. The market declined in March, however, due to a downgrade of Ford Motor Co. and General Motors Corp. bonds and concerns about surging energy costs, with spreads rising to 425 basis points (4.25%). The market improved during the summer and into the fall, despite concerns about Hurricane Katrina and high fuel costs, as spreads fell to 360 basis points (3.60%) at October 31, 2005.

•          Amid relatively flat yield and credit curves, management maintained a defensive posture for much of the fiscal year. The Fund had a short duration – 3.5 years at October 31, 2005 versus 4.5 years for the Index. The Fund achieved a shorter duration by increasing its exposure to shorter duration, shorter maturity bonds, as well as by increasing its investments in floating-rate notes. Short-maturity, floating-rate notes responded positively to the increase in short-term interest rates. In addition, the Fund increased its focus on debt more senior in the capital structure, such as senior notes and senior secured notes.

•          The Fund’s performance was positively impacted by its investments in the telecom sector. The wireless industry has become more seasoned in recent years with the completion of network build-outs and, with that spending behind them, the companies have generated rising free cash flow. The industry has also been characterized recently by increasing consolidation. Other strong performers included gaming companies and health care providers. Some health care companies have benefited from improving margins and increased market share.

•          Management underweighted paper and packaging companies, which were among the Portfolio’s lagging performers. These companies suffered from the increasing impact of higher raw material costs and rising fuel costs. The companies felt the pinch of higher energy prices in their manufacturing processes, as well in transportation costs.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

(1)       These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, returns would be lower.

(2)       It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)       The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

(4)       The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance High Income Fund as of October 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Merrill Lynch U.S. High Yield Master II Index, an unmanaged market index of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B of the Fund and the Merrill Lynch U.S. High Yield Master II Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	6.01%	5.34%	5.32%
Five Years	N.A.	5.81	5.82
Ten Years	N.A.	6.30	6.27
Life of Fund†	6.87	7.36	6.22

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.97%	0.45%	4.35%
Five Years	N.A.	5.55	5.82
Ten Years	N.A.	6.30	6.27
Life of Fund†	3.76	7.36	6.22

† Inception dates: Class A: 3/11/04; Class B: 8/19/86; Class C: 6/8/94

(1)            Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, returns would be lower. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class A shares redeemed or exchanged within three months of settlement of purchase are subject to a 1% redemption fee.

Comparison of Change in the Value of  a $10,000 Investment in Eaton Vance High Income Fund Class B vs Merrill Lynch U.S. High Yield Master II Index *

October 31, 1995 – October 31, 2005

*       Sources: Thomson Financial; Bloomberg, L.P. Class B of the Fund commenced operations on 8/19/86.

A $10,000 hypothetical investment at net asset value in Class A on 3/11/04 and Class C on 10/31/95 of the Fund would have been valued at $11,152 and $18,362, respectively, on 10/31/05. A $10,000 hypothetical investment in Class A shares of the Fund at maximum offering price would have been valued at $10,624. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Portfolio Credit Quality Ratings(2)

By total investments

(2)          Credit Quality ratings are those provided by Standard & Poor’s, a nationally recognized bond rating service. Reflects the Portfolio’s investments as of October 31, 2005. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance High Income Fund as of October 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance High Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)

Actual
Class A	$1,000.00	$1,043.20	$5.05
Class B	$1,000.00	$1,037.20	$8.88
Class C	$1,000.00	$1,038.80	$8.89

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.30	$4.99
Class B	$1,000.00	$1,016.50	$8.79
Class C	$1,000.00	$1,016.50	$8.79

*       Expenses are equal to the Fund’s annualized expense ratio of 0.98% for Class A shares, 1.73% for Class B shares and 1.73% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance High Income Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in High Income Portfolio, at value (identified cost, $702,928,807)	$728,108,536
Receivable for Fund shares sold	743,768
Total assets	$728,852,304
Liabilities
Dividends payable	$2,692,406
Payable for Fund shares redeemed	1,817,646
Payable to affiliate for distribution and service fees	516,648
Payable to affiliate for Trustees' fees	311
Accrued expenses	209,426
Total liabilities	$5,236,437
Net Assets	$723,615,867
Sources of Net Assets
Paid-in capital	$1,105,834,336
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(404,681,481)
Accumulated distributions in excess of net investment income	(2,716,717)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	25,179,729
Total	$723,615,867
Class A Shares
Net Assets	$165,125,433
Shares Outstanding	32,396,579
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$5.10
Maximum Offering Price Per Share (100 ÷ 95.25 of $5.10)	$5.35
Class B Shares
Net Assets	$370,035,948
Shares Outstanding	72,798,705
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$5.08
Class C Shares
Net Assets	$188,454,486
Shares Outstanding	37,084,025 (1)
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$5.08
On sales of $25,000 or more, the offering price of Class A shares is reduced.

(1)  Shares outstanding have been restated to reflect the effects of a stock split effective on November 11, 2005 (Note 8).

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Interest allocated from Portfolio	$68,092,643
Dividends allocated from Portfolio	323,915
Miscellaneous income allocated from Portfolio	1,293,228
Expenses allocated from Portfolio	(4,661,298)
Net investment income from Portfolio	$65,048,488
Expenses
Trustees' fees and expenses	$3,263
Distribution and service fees Class A	398,540
Class B	4,267,835
Class C	2,175,275
Transfer and dividend disbursing agent fees	829,025
Printing and postage	145,781
Registration fees	63,984
Legal and accounting services	35,591
Custodian fee	35,149
Miscellaneous	33,904
Total expenses	$7,988,347
Net investment income	$57,060,141
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$18,195,580
Swap contracts	(7,960)
Foreign currency and forward foreign currency exchange contract transactions	79,052
Net realized gain	$18,266,672
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(32,993,124)
Swap contracts	166,800
Foreign currency and forward foreign currency exchange contracts	11,407
Net change in unrealized appreciation (depreciation)	$(32,814,917)
Net realized and unrealized loss	$(14,548,245)
Net increase in net assets from operations	$42,511,896

See notes to financial statements

5

Eaton Vance High Income Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment income	$57,060,141	$69,688,293
Net realized gain from investments, swap contracts, foreign currency and forward foreign currency exchange contract transactions	18,266,672	8,805,018
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(32,814,917)	21,766,517
Net increase in net assets from operations	$42,511,896	$100,259,828
Distributions to shareholders — From net investment income Class A	$(12,730,268)	$(7,024,416)
Class B	(30,883,089)	(45,097,631)
Class C	(15,750,677)	(21,645,396)
Total distributions to shareholders	$(59,364,034)	$(73,767,443)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$26,164,140	$23,508,122
Class B	23,213,445	49,016,203
Class C	32,396,910	51,931,667
Net asset value of shares issued to shareholders in payment of distributions declared Class A	5,227,870	3,047,338
Class B	13,457,467	18,955,270
Class C	6,751,299	9,874,150
Cost of shares redeemed Class A	(33,057,651)	(23,457,203)
Class B	(112,454,552)	(127,275,169)
Class C	(85,450,104)	(111,372,869)
Net asset value of shares exchanged Class A	20,572,317	146,072,121
Class B	(20,572,317)	(146,072,121)
Redemption Fees	8,009	7,011
Net decrease in net assets from Fund share transactions	$(123,743,167)	$(105,765,480)
Net decrease in net assets	$(140,595,305)	$(79,273,095)

Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
At beginning of year	$864,211,172	$943,484,267
At end of year	$723,615,867	$864,211,172
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(2,716,717)	$(2,522,228)

See notes to financial statements

6

Eaton Vance High Income Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31, 2005(1)	Period Ended October 31, 2004(1)(2)
Net asset value — Beginning of year	$5.210	$5.230
Income (loss) from operations
Net investment income	$0.402	$0.262
Net realized and unrealized loss	(0.095)	(0.001)
Total income from operations	$0.307	$0.261
Less distributions
From net investment income	$(0.417)	$(0.281)
Total distributions	$(0.417)	$(0.281)
Redemption fees	$0.000 (3)	$0.000	(3)
Net asset value — End of period	$5.100	$5.210
Total Return(4)	6.01%	5.20%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$165,125	$150,042
Ratios (As a percentage of average daily net assets):
Expenses(5)	0.97%	0.96	%(6)
Expenses after custodian fee reduction(5)	0.97%	0.96	%(6)
Net investment income	7.70%	7.98	%(6)
Portfolio Turnover of the Portfolio	62%	80%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the commencement of offering of Class A shares, March 11, 2004, to October 31, 2004.

(3)  Amounts represent less than $.0005.

(4)  Returns are historical and are calculated by determining the perentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

7

Eaton Vance High Income Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2005(2)		2004(2)	2003	2002(1)	2001
Net asset value — Beginning of year	$5.200		$5.050	$4.150	$4.860	$6.180
Income (loss) from operations
Net investment income	$0.363		$0.392	$0.416	$0.431	$0.601
Net realized and unrealized gain (loss)	(0.106)		0.169	0.904	(0.672)	(1.206)
Total income (loss) from operations	$0.257		$0.561	$1.320	$(0.241)	$(0.605)
Less distributions
From net investment income	$(0.377)		$(0.411)	$(0.420)	$(0.429)	$(0.670)
From tax return of capital	—		—	—	(0.040)	(0.045)
Total distributions	$(0.377)		$(0.411)	$(0.420)	$(0.469)	$(0.715)
Redemption fees	$0.000	(3)	$0.000 (3)	$—	$—	$—
Net asset value — End of year	$5.080		$5.200	$5.050	$4.150	$4.860
Total Return(4)	5.34	%(5)	11.55%	33.26%	(5.46)%	(10.39)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$370,036		$474,861	$662,381	$530,326	$648,544
Ratios (As a percentage of average daily net assets):
Expenses(6)	1.72%		1.71%	1.80%	1.79%	1.83%
Expenses after custodian fee reduction(6)	1.72%		1.71%	1.80%	1.79%	1.83%
Net investment income	6.95%		7.60%	8.96%	9.30%	10.91%
Portfolio Turnover of the Portfolio	62%		80%	122%	88%	83%

(1)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investement income per share by $0.010, decrease net realized and unrealized losses per share by $0.010 and decrease the ratio of net investment income to average net assets from 9.52% to 9.30%. Per-share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Amounts represent less than $.0005.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total return reflects an increase of 0.33% due to a change in the timing of the payment and reinvestment of distributions.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance High Income Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2005(2)(3)		2004(2)(3)	2003(3)	2002(1)(3)	2001(3)
Net asset value — Beginning of year	$5.200		$5.050	$4.150	$4.850	$6.160
Income (loss) from operations
Net investment income	$0.363		$0.389	$0.417	$0.429	$0.603
Net realized and unrealized gain (loss)	(0.107)		0.171	0.903	(0.660)	(1.212)
Total income (loss) from operations	$0.256		$0.560	$1.320	$(0.231)	$(0.609)
Less distributions
From net investment income	$(0.376)		$(0.410)	$(0.420)	$(0.433)	$(0.654)
From tax return of capital	—		—	—	(0.036)	(0.047)
Total distributions	$(0.376)		$(0.410)	$(0.420)	$(0.469)	$(0.701)
Redemption fees	$0.000	(4)	$0.000 (4)	$—	$—	$—
Net asset value — End of year	$5.080		$5.200	$5.050	$4.150	$4.850
Total Return(5)	5.32	%(6)	11.38%	33.24%	(5.37)%	(10.31)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$188,454		$239,308	$281,103	$195,037	$202,906
Ratios (As a percentage of average daily net assets):
Expenses(7)	1.72%		1.71%	1.80%	1.79%	1.82%
Expenses after custodian fee reduction(7)	1.72%		1.71%	1.80%	1.79%	1.82%
Net investment income	6.96%		7.56%	8.93%	9.28%	10.85%
Portfolio Turnover of the Portfolio	62%		80%	122%	88%	83%

(1)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investement income per share by $0.010, decrease net realized and unrealized losses per share by $0.010 and decrease the ratio of net investment income to average net assets from 9.50% to 9.28%. Per-share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Per share data have been restated to reflect the effects of a 1.3204633-for-1 stock split effective on November 11, 2005.

(4)  Amounts represent less than $.0005.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Total return reflects an increase of 0.20% due to a change in the timing of the payment and reinvestment of distributions.

(7)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

9

Eaton Vance High Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance High Income Fund (the Fund) is a series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase and assess a redemption fee of 1% for shares redeemed or exchanged within three months of the settlement of the purchase. Class B shares and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the High Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (65.6% at October 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $399,909,630, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010 ($143,280,458), October 31, 2009 ($235,765,703), and October 31, 2008 ($20,863,469), respectively.

D  Other — Investment transactions are accounted for on a trade-date basis.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

10

Eaton Vance High Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Distributions to Shareholders

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Such daily dividends are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences relate primarily to the method for amortizing premiums.

The tax character of distributions paid for the years ended October 31, 2005 and October 31, 2004 was as follows:

	Year Ended October 31,
	2005	2004
Distributions declared from:
Ordinary income	$59,364,034	$73,767,443

During the year ended October 31, 2005, accumulated distributions in excess of net investment income was decreased by $2,109,404, accumulated net realized loss was increased by $2,931,248 and paid-in capital was increased by $821,844 primarily due to differences between book and tax accounting for treatment of bond premium and foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(399,909,630)
Unrealized appreciation	$20,407,878
Other temporary differences	$(2,716,717)

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2005	Period Ended October 31, 2004(1)
Sales	5,007,428	4,554,886
Issued to shareholders electing to receive payments of distributions in Fund shares	1,003,044	593,070
Redemptions	(6,327,933)	(4,583,780)
Exchange from Class B shares	3,929,337	28,220,527
Net increase	3,611,876	28,784,703
Class B	Year Ended October 31, 2005	Year Ended October 31, 2004
Sales	4,446,355	9,505,307
Issued to shareholders electing to receive payments of distributions in Fund shares	2,584,766	3,685,269
Redemptions	(21,621,794)	(24,732,586)
Exchange to Class A shares	(3,937,314)	(28,277,719)
Net decrease	(18,527,987)	(39,819,729)
Class C	Year Ended October 31, 2005(2)	Year Ended October 31, 2004(2)
Sales	6,223,895	10,043,439
Issued to shareholders electing to receive payments of distributions in Fund shares	1,297,087	1,918,347
Redemptions	(16,478,015)	(21,592,439)
Net decrease	(8,957,033)	(9,630,653)

(1) For the period from the start of business, March 11, 2004 to October 31, 2004.

(2) Transactions have been restated to reflect the effects of a 1.3204633-for-1 stock split effective on November 11, 2005.

Redemptions or exchanges of Class A shares made within three months of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the year ended October 31, 2005 the Fund received redemption fees of $8,009 on Class A shares, which was less than $0.001 per share.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements

11

Eaton Vance High Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2005, EVM earned $51,066 in sub-transfer agent fees. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $21,257 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2005.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B Shares (the Class B Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $3,200,876 and $1,631,456 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2005 representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $23,004,000 and $36,270,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2005 amounted to $398,540, $1,066,959 and $543,819 for Class A, Class B, and Class C Shares, respectively.

Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $21,000, $1,359,000 and $44,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2005, aggregated $82,113,011 and $286,674,771, respectively.

8  Stock Split

On October 17, 2005, the Trustees of the Fund approved a 1.3204633-for-1 stock split for Class C shares, effective November 11, 2005. This action enables the Fund to bring the net asset value per share of its various classes into closer alignment, without adversely affecting current shareholders. The stock split will have no impact on the overall value of a shareholder's investment in the Fund.

12

Eaton Vance High Income Fund as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Fund (the Fund) (one of the series of the Eaton Vance Mutual Funds Trust) as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance High Income Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

13

High Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Loans — 3.0%(1)
Security	Principal Amount	Value
Automotive & Auto Parts — 0.3%
Delphi Corp., Term Loan, 10.30%, Maturing 6/14/11	$3,468,025	$3,614,795
		$3,614,795
Broadcasting — 0.7%
Hit Entertainment, Inc., Term Loan, 9.33%, Maturing 2/5/13	$7,800,000	$7,864,998
		$7,864,998
Building Materials — 0.6%
Masonite International, Term Loan, 10.38%, Maturing 10/6/06	$7,000,000	$7,000,000
		$7,000,000
Gaming — 0.4%
BLB Worldwide Holdings, Term Loan, 7.83%, Maturing 6/30/12	$3,500,000	$3,552,500
Resorts International Holdings, LLC, Term Loan, 10.27%, Maturing 3/22/13	700,000	694,094
		$4,246,594
Super Retail — 0.8%
Toys R US, Term Loan, 9.43%, Maturing 7/21/06	$8,800,000	$8,805,500
		$8,805,500
Utilities — 0.2%
Mirant Corp., Revolving Term Loan, 0.00%, Maturing 7/16/03(2)	$2,100,000	$2,212,875
		$2,212,875
Total Senior, Floating Rate Loans (identified cost $33,104,435)		$33,744,762

Corporate Bonds & Notes — 88.3%
Security	Principal Amount (000's omitted)	Value
Aerospace — 0.2%
Argo Tech Corp., Sr. Notes, 9.25%, 6/1/11	$1,575	$1,630,125
BE Aerospace, Sr. Sub. Notes, Series B, 8.00%, 3/1/08	795	796,987
Standard Aero Holdings, Inc., Sr. Sub. Notes, 8.25%, 9/1/14	395	377,225
		$2,804,337
Air Transportation — 1.7%
American Airlines, 7.80%, 10/1/06	$7,968	$7,600,028
American Airlines, 7.858%, 10/1/11	260	266,726
American Airlines, 8.608%, 4/1/11	570	540,787
AMR Corp., 9.00%, 8/1/12	7,790	5,414,050
Continental Airlines, 7.033%, 6/15/11	3,542	3,198,419
Delta Air Lines, 7.779%, 11/18/05(2)	217	199,776
Delta Air Lines, 8.30%, 12/15/29(2)	1,005	183,412
Delta Air Lines, 9.50%, 11/18/08(2)(3)	2,078	1,729,935
		$19,133,133
Automotive & Auto Parts — 4.9%
Altra Industrial Motion, Inc., 9.50%, 12/1/11(3)	$770	$750,750
Commercial Vehicle Group, Inc., Sr. Notes, 8.00%, 7/1/13(3)	1,230	1,211,550
Dana Credit Corp., 8.375%, 8/15/07(3)	1,265	1,233,375
Ford Motor Credit Co., 7.875%, 6/15/10	13,685	13,185,320
Ford Motor Credit Co., Variable Rate, 7.24%, 11/2/07	8,190	8,143,251
General Motors Acceptance Corp., 7.00%, 2/1/12	470	456,495
General Motors Acceptance Corp., 8.00%, 11/1/31	11,790	12,205,114
Keystone Automotive Operations, Inc., Sr. Sub. Notes, 9.75%, 11/1/13	1,195	1,168,112
Metaldyne Corp., Sr. Notes, 11.00%, 11/1/13(3)	2,670	2,416,350
Tenneco Automotive, Inc., 8.625%, 11/15/14	2,965	2,846,400
Tenneco Automotive, Inc., Series B, 10.25%, 7/15/13	3,955	4,291,175
TRW Automotive, Inc., Sr. Sub. Notes, 11.00%, 2/15/13	2,142	2,404,395
United Components, Inc., Sr. Sub. Notes, 9.375%, 6/15/13	1,670	1,678,350
Venture Holding Trust, Sr. Notes, 9.50%, 7/1/05(2)	3,811	23,819
Visteon Corp., Sr. Notes, 8.25%, 8/1/10	2,215	2,057,181
		$54,071,637

See notes to financial statements

14

High Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Broadcasting — 2.2%
Nexstar Finance Holdings LLC, Inc., Sr. Disc. Notes, 11.375%, (0% until 2008), 4/1/13	$6,345	$4,600,125
Paxson Communications Corp., 10.75%, 7/15/08	1,560	1,532,700
Paxson Communications Corp., 12.25%, (0% until 2006), 1/15/09	1,980	1,945,350
Rainbow National Services, LLC, Sr. Notes, 8.75%, 9/1/12(3)	2,200	2,321,000
Rainbow National Services, LLC, Sr. Sub. Debs., 10.375%, 9/1/14(3)	7,400	8,177,000
Sirius Satellite Radio, Sr. Notes, 9.625%, 8/1/13(3)	6,065	5,769,331
		$24,345,506
Building Materials — 2.5%
Coleman Cable, Inc., Sr. Notes, 9.875%, 10/1/12	$1,325	$1,199,125
General Cable Corp., Sr. Notes, 9.50%, 11/15/10	2,305	2,443,300
Goodman Global Holdings, Sr. Notes, Variable Rate, 6.41%, 6/15/12(3)	2,320	2,285,200
Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14	745	745,000
Interline Brands, Inc., Sr. Sub. Notes, 11.50%, 5/15/11	2,828	3,153,220
MAAX Corp., Sr. Sub. Notes, 9.75%, 6/15/12	2,725	2,166,375
Nortek, Inc., Sr. Sub Notes, 8.50%, 9/1/14	6,370	6,115,200
NTK Holdings, Inc., Sr. Disc. Notes, 10.75%, (0.00% until 2009) 3/1/14	2,815	1,703,075
Panolam Industries International, Sr. Sub. Notes, 10.75%, 10/1/13	2,445	2,383,875
Ply Gem Industries, Inc., Sr. Sub. Notes, 9.00%, 2/15/12(3)	2,190	1,784,850
RMCC Acquisition Co., Sr. Sub. Notes, 9.50%, 11/1/12(3)	4,010	4,090,200
		$28,069,420
Cable/Satellite TV — 4.9%
Adelphia Communications, Sr. Notes, 10.25%, 11/1/06(2)	$9,200	$5,888,000
Adelphia Communications, Sr. Notes, Series B, 9.25%, 10/1/32(2)	7,585	4,892,325
CCO Holdings LLC / Capital Corp., Sr. Notes, 8.75%, 11/15/13(3)	5,240	5,069,700
Century Communications, Sr. Notes, 8.75%, 10/1/07(2)	625	662,500
Charter Communications Holdings II, LLC, Sr. Notes, 10.25%, 9/15/10	2,455	2,473,412
CSC Holdings, Inc., Sr. Notes, 6.75%, 4/15/12(3)	735	712,950
CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07	15	15,450

Security	Principal Amount (000's omitted)		Value
Cable/Satellite TV (continued)
CSC Holdings, Inc., Sr. Notes, Series B, 7.625%, 4/1/11		$615	$619,612
Insight Communications, Sr. Disc. Notes, 12.25%, (0% until 2006), 2/15/11		16,840	17,387,300
Kabel Deutschland GMBH, 10.625%, 7/1/14(3)		7,785	8,417,531
Ono Finance PLC, Sr. Notes, 14.00%, 2/15/11		5,017	5,487,344
Ono Finance PLC, Sr. Notes, 14.00%, 2/15/11(4)	EUR	1,935	2,549,075
			$54,175,199
Capital Goods — 3.6%
Amsted Industries, Inc., Sr. Notes, 10.25%, 10/15/11(3)		$7,765	$8,347,375
Case New Holland, Inc., Sr. Notes, 9.25%, 8/1/11		3,720	3,933,900
Chart Industries, Inc., Sr. Sub. Notes, 9.125%, 10/15/15(3)		2,370	2,358,150
Dresser, Inc., 9.375%, 4/15/11		8,975	9,334,000
Koppers, Inc., 9.875%, 10/15/13		60	65,700
Manitowoc Co., Inc. (The), 10.50%, 8/1/12		589	662,625
Milacron Escrow Corp., 11.50%, 5/15/11		4,340	3,754,100
Mueller Group, Inc., Sr. Sub. Notes, 10.00%, 5/1/12		2,685	2,832,675
Mueller Holdings, Inc., Disc. Notes, 14.75%, (0.00% until 2009), 4/15/14		3,975	2,921,625
Polypore, Inc., Sr. Sub Notes, 8.75%, 5/15/12		445	393,825
Rexnord Corp., 10.125%, 12/15/12		1,195	1,314,500
Thermadyne Holdings Corp., Sr. Sub. Notes, 9.25%, 2/1/14		4,167	3,750,300
			$39,668,775
Chemicals — 4.2%
Avecia Group PLC, 11.00%, 7/1/09		$391	$404,685
BCP Crystal Holdings Corp., Sr. Sub Notes, 9.625%, 6/15/14		3,783	4,180,215
Borden U.S. Finance/Nova Scotia Finance, Sr. Notes, 9.00%, 7/15/14(3)		2,130	2,106,037
Crystal US Holdings/US Holdings 3, LLC, Sr. Disc. Notes, Series B, 10.50%, (0.00% until 2009) 10/1/14		3,465	2,416,837
Equistar Chemical, Sr. Notes, 10.625%, 5/1/11		3,900	4,270,500
IMC Global, Inc., Sr. Notes, 10.875%, 8/1/13		6,000	6,990,000
Innophos, Inc., Sr. Sub. Notes, 8.875%, 8/15/14(3)		415	417,075
Lyondell Chemical Co., 11.125%, 7/15/12		1,170	1,310,400
Nalco Co., Sr. Sub. Notes, 8.875%, 11/15/13		3,310	3,396,887
Nova Chemicals Corp., Sr. Notes, Variable Rate, 7.561%, 11/15/13(3)		3,525	3,577,875
OM Group, Inc., 9.25%, 12/15/11		10,260	9,926,550

See notes to financial statements

15

High Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Chemicals (continued)
Polyone Corp., Sr. Notes, 8.875%, 5/1/12	$30	$26,775
Polyone Corp., Sr. Notes, 10.625%, 5/15/10	3,030	2,984,550
PQ Corp., 7.50%, 2/15/13(3)	1,305	1,207,125
Rhodia SA, Sr. Notes, 10.25%, 6/1/10	1,355	1,449,850
Rockwood Specialties Group, Sr. Sub. Notes, 10.625%, 5/15/11	1,505	1,617,875
		$46,283,236
Consumer Products — 1.0%
Aearo Co. I, Sr. Sub. Notes, 8.25%, 4/15/12	$1,905	$1,905,000
Fedders North America, Inc., 9.875%, 3/1/14	2,982	2,214,135
Jafra Cosmetics/Distribution, Sr. Sub. Notes, 10.75%, 5/15/11	1,260	1,389,150
Jostens Holding Corp., Sr. Disc. Notes, 10.25%, (0.00% until 2008), 12/1/13	1,380	1,003,950
Samsonite Corp., Sr. Sub. Notes, 8.875%, 6/1/11	2,765	2,861,775
WH Holdings Ltd./WH Capital Corp., Sr. Notes, 9.50%, 4/1/11	1,290	1,406,100
		$10,780,110
Containers — 1.7%
Crown Euro Holdings SA, 9.50%, 3/1/11	$1,625	$1,787,500
Crown Euro Holdings SA, 10.875%, 3/1/13	5,755	6,776,512
Intertape Polymer US, Inc., Sr. Sub. Notes, 8.50%, 8/1/14	3,945	3,807,375
Pliant Corp. (PIK), 11.625%, 6/15/09(3)	2,608	2,716,273
Solo Cup Co., Sr. Sub. Notes, 8.50%, 2/15/14	2,720	2,244,000
US Can Corp., Sr. Notes, 10.875%, 7/15/10	1,220	1,262,700
		$18,594,360
Diversified Financial Services — 0.7%
E*Trade Financial Corp., Sr. Notes, 8.00%, 6/15/11	$745	$759,900
Greenbrier Companies, Inc. (The), 8.375%, 5/15/15	4,740	4,894,050
Residential Capital Corp., 6.875%, 6/30/15(3)	1,945	2,051,386
		$7,705,336
Diversified Media — 3.2%
Advanstar Communications, Inc., 10.75%, 8/15/10	$6,120	$6,808,500
CanWest Media, Inc., 8.00%, 9/15/12	19,508	20,532,010
LBI Media, Inc., 10.125%, 7/15/12	2,020	2,156,350
LBI Media, Inc., Sr. Disc. Notes, 11.00%, (0.00% until 2008), 10/15/13	2,760	2,035,500
Nextmedia Operating, Inc., 10.75%, 7/1/11	3,260	3,557,475
		$35,089,835

Security	Principal Amount (000's omitted)	Value
Energy — 5.6%
ANR Pipeline Co., 8.875%, 3/15/10	$1,600	$1,725,163
Aventine Renewable Energy Holdings, Inc., Variable Rate, 9.87%, 12/15/11(3)	2,860	2,988,700
Clayton Williams Energy, Inc., Sr. Notes, 7.75%, 8/1/13(3)	1,220	1,183,400
Coastal Corp., Sr. Debs., 9.625%, 5/15/12	2,880	3,182,400
El Paso Corp., Sr. Notes, 7.625%, 8/16/07	1,945	1,983,900
El Paso Production Holding Co., 7.75%, 6/1/13	630	652,050
Giant Industries, 8.00%, 5/15/14	2,845	2,958,800
Hanover Compressor Co., Sr. Sub. Notes, 0.00%, 3/31/07	10,010	8,883,875
Hanover Equipment Trust, Series B, 8.75%, 9/1/11	2,120	2,257,800
Inergy L.P. / Finance, Sr. Notes, 6.875%, 12/15/14	4,700	4,476,750
Northwest Pipeline Corp., 8.125%, 3/1/10	825	878,625
Ocean Rig Norway AS, Sr. Notes, 8.375%, 7/1/13(3)	1,225	1,321,469
Parker Drilling Co., Sr. Notes, 9.625%, 10/1/13	1,615	1,833,025
Petrobras International Finance Co., 7.75%, 9/15/14	670	713,550
Petrobras International Finance, Sr. Notes, 9.125%, 7/2/13	1,925	2,204,125
Premcor Refining Group, Sr. Notes, 9.50%, 2/1/13	5,035	5,651,787
Ram Energy, Inc., Sr. Notes, 11.50%, 2/15/08	4,602	4,855,110
Southern Natural Gas, 8.875%, 3/15/10	1,200	1,293,872
Transmontaigne, Inc., Sr. Sub. Notes, 9.125%, 6/1/10	6,810	6,775,950
United Refining Co., Sr. Notes, 10.50%, 8/15/12	4,175	4,425,500
Williams Cos., Inc. (The), 8.75%, 3/15/32	1,265	1,465,819
		$61,711,670
Entertainment/Film — 1.5%
AMC Entertainment, Inc., Sr. Sub. Notes, 9.875%, 2/1/12	$2,700	$2,592,000
Loews Cineplex Entertainment Corp., 9.00%, 8/1/14	9,795	9,476,662
Marquee Holdings, Inc., Sr. Disc. Notes, 12.00%, (0.00% until 2009) 8/15/14	7,210	4,380,075
		$16,448,737
Environmental — 1.8%
Aleris International, Inc., 9.00%, 11/15/14	$2,373	$2,432,325
Aleris International, Inc., 10.375%, 10/15/10	1,730	1,898,675
Allied Waste North America, Series B, 8.875%, 4/1/08	4,935	5,169,412
Allied Waste North America, Sr. Notes, Series B, 8.50%, 12/1/08	5,075	5,303,375
Waste Services, Inc., Sr. Sub Notes, 9.50%, 4/15/14	4,810	4,785,950
		$19,589,737

See notes to financial statements

16

High Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Food & Drug Retail — 0.4%
Rite Aid Corp., 7.125%, 1/15/07	$1,705	$1,713,525
Rite Aid Corp., 8.125%, 5/1/10	2,415	2,427,075
		$4,140,600
Food/Beverage/Tobacco — 2.4%
American Seafood Group, LLC, 10.125%, 4/15/10	$6,165	$6,534,900
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes, 11.50%, (0.00% until 2008) 11/1/11	5,130	3,975,750
Pierre Foods, Inc., Sr. Sub. Notes, 9.875%, 7/15/12	3,900	3,958,500
Pinnacle Foods Holdings Corp., Sr. Sub. Notes, 8.25%, 12/1/13	5,720	5,319,600
UAP Holding Corp., Sr. Disc. Notes, 10.75%, (0% until 2008) 7/15/12	6,370	5,573,750
United Agricultural Products, Sr. Notes, 8.25%, 12/15/11	1,632	1,721,760
		$27,084,260
Gaming — 5.3%
CCM Merger, Inc., 8.00%, 8/1/13(3)	$2,960	$2,945,200
Chukchansi EDA, Sr. Notes, 8.00%, 11/15/13(3)(4)	1,425	1,425,000
Chukchansi EDA, Sr. Notes, 14.50%, 6/15/09(3)	7,220	8,844,500
Chukchansi EDA, Sr. Notes, Variable Rate, 7.86%, 11/15/12(3)(4)	3,320	3,320,000
Eldorado Casino Shreveport, 10.00%, 8/1/12	890	841,253
Inn of the Mountain Gods, Sr. Notes, 12.00%, 11/15/10	3,720	3,999,000
Majestic Star Casino LLC, 9.50%, 10/15/10	4,365	4,294,069
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	1,570	1,642,612
OED Corp./Diamond Jo LLC, 8.75%, 4/15/12	4,355	4,246,125
San Pasqual Casino, 8.00%, 9/15/13(3)	3,740	3,740,000
Seneca Gaming Corp., Sr. Notes, 7.25%, 5/1/12	1,645	1,688,181
Trump Entertainment Resorts, Inc., 8.50%, 6/1/15	11,250	10,954,688
Waterford Gaming LLC, Sr. Notes, 8.625%, 9/15/12(3)	9,944	10,739,520
		$58,680,148
Healthcare — 5.0%
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes, 10.00%, 2/15/15(3)	$4,020	$4,401,900
CDRV Investors, Inc., Sr. Disc. Notes, 9.625%, (0.00% until 2010) 1/1/15	4,835	2,707,600
Inverness Medical Innovations, Inc., Sr. Sub. Notes, 8.75%, 2/15/12	3,715	3,807,875

Security	Principal Amount (000's omitted)	Value
Healthcare (continued)
Medical Device Manufacturing, Inc., Series B, 10.00%, 7/15/12	$2,850	$3,348,750
Medquest, Inc., 11.875%, 8/15/12	4,945	4,907,913
National Mentor, Inc., Sr. Sub. Notes, 9.625%, 12/1/12(3)	1,580	1,635,300
Quintiles Transnational Corp., Sr. Sub. Notes, 10.00%, 10/1/13	8,415	9,330,131
Res-Care, Inc., Sr. Notes, 7.75%, 10/15/13(3)	2,370	2,393,700
Service Corp. International, Sr. Notes, 7.00%, 6/15/17(3)	1,240	1,236,900
US Oncology, Inc., 9.00%, 8/15/12	2,665	2,824,900
US Oncology, Inc., 10.75%, 8/15/14	5,315	5,886,363
Vanguard Health Holding Co. II LLC, Sr. Sub. Notes, 9.00%, 10/1/14	5,965	6,248,338
Ventas Realty L.P. / Capital Corp., Sr. Notes, 7.125%, 6/1/15	1,725	1,789,688
VWR International, Inc., Sr. Sub. Notes, 8.00%, 4/15/14	4,715	4,597,125
		$55,116,483
Homebuilders/Real Estate — 0.1%
CB Richard Ellis Services, Inc., Sr. Notes, 9.75%, 5/15/10	$510	$561,000
Stanley-Martin Co., 9.75%, 8/15/15(3)	955	883,375
		$1,444,375
Hotels — 0.8%
Felcor Lodging L.P., Sr. Notes, Variable Rate, 7.78%, 6/1/11	$1,660	$1,716,025
Host Marriot L.P., Series O, 6.375%, 3/15/15	510	497,250
Meristar Hospitality Operations/Finance, 10.50%, 6/15/09	5,890	6,250,763
		$8,464,038
Leisure — 2.0%
Six Flags Theme Parks, Inc., Sr. Notes, 8.875%, 2/1/10	$4,490	$4,478,775
Universal City Development Partners, Sr. Notes, 11.75%, 4/1/10	9,600	10,812,000
Universal City Florida Holding, Sr. Notes, 8.375%, 5/1/10	270	278,100
Universal City Florida, Sr. Notes, Variable Rate, 8.443%, 5/1/10	6,185	6,362,819
		$21,931,694

See notes to financial statements

17

High Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Metals/Mining — 0.5%
Alpha Natural Resources, Sr. Notes, 10.25%, 6/1/12	$1,665	$1,839,825
Novelis, Inc., Sr. Notes, 7.25%, 2/15/15(3)	3,880	3,559,900
		$5,399,725
Paper — 3.6%
Caraustar Industries, Inc., 7.375%, 6/1/09	$485	$468,025
Caraustar Industries, Inc., Sr. Sub. Notes, 9.875%, 4/1/11	6,665	6,565,025
Domtar, Inc., 7.125%, 8/1/15	3,620	3,077,000
Georgia-Pacific Corp., 9.50%, 12/1/11	5,330	6,209,450
JSG Funding PLC, Sr. Notes, 9.625%, 10/1/12	6,275	6,055,375
Newark Group, Inc., Sr. Sub. Notes, 9.75%, 3/15/14	2,470	2,136,550
NewPage Corp., 10.00%, 5/1/12	8,055	7,370,325
Norske Skog Canada Ltd., Sr. Notes, Series D, 8.625%, 6/15/11	740	717,800
Stone Container Corp., Sr. Notes, 9.25%, 2/1/08	7,160	7,321,100
		$39,920,650
Publishing/Printing — 2.6%
American Media Operations, Inc., Series B, 10.25%, 5/1/09	$7,379	$7,028,498
CBD Media, Inc., Sr. Sub. Notes, 8.625%, 6/1/11	1,615	1,647,300
Dex Media West LLC, Sr. Sub. Notes, 9.875%, 8/15/13	740	819,550
Houghton Mifflin Co., Sr. Sub. Notes, 9.875%, 2/1/13	7,595	7,879,813
Merrill Corp., Series A, (PIK), Variable Rate, 12.00%, 5/1/09	1,780	1,878,353
Merrill Corp., Series B, (PIK), Variable Rate, 12.00%, 5/1/09	8,212	8,663,188
WDAC Subsidiary Corp., Sr. Notes, 8.375%, 12/1/14(3)	1,655	1,568,113
		$29,484,815
Railroad — 0.6%
Grupo Transportacion Ferroviaria Mexicana SA de C.V., Sr. Notes, 9.375%, 5/1/12(3)	$5,190	$5,657,100
TFM SA de C.V., Sr. Notes, 12.50%, 6/15/12(3)	1,290	1,496,400
		$7,153,500
Services — 2.1%
Hydrochem Industrial Services, Inc., Sr. Sub Notes, 9.25%, 2/15/13(3)	$1,015	$933,800
Knowledge Learning Center, Sr. Sub. Notes, 7.75%, 2/1/15(3)	2,545	2,379,575

Security	Principal Amount (000's omitted)	Value
Services (continued)
Muzak LLC/Muzak Finance, Sr. Notes, 10.00%, 2/15/09	$2,640	$2,270,400
Norcross Safety Products LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B, 9.875%, 8/15/11	5,555	5,943,850
NSP Holdings/NSP Holdings Capital Corp., Sr. Notes (PIK), 11.75%, 1/1/12	2,835	2,836,907
Safety Products Holdings, Sr. Notes (PIK), 11.75%, 1/1/12(3)	1,100	1,100,916
United Rentals North America, Inc., 6.50%, 2/15/12	930	896,288
United Rentals North America, Inc., Sr. Sub. Notes, 7.00%, 2/15/14	7,900	7,307,500
		$23,669,236
Steel — 0.4%
Ispat Inland ULC, Sr. Notes, 9.75%, 4/1/14	$2,915	$3,308,525
Oregon Steel Mills, Inc., 10.00%, 7/15/09	1,340	1,443,850
		$4,752,375
Super Retail — 2.3%
Affinity Group, Inc., Sr. Sub. Notes, 9.00%, 2/15/12	$3,815	$3,795,925
GSC Holdings Corp., 8.00%, 10/1/12(3)	9,825	9,603,938
GSC Holdings Corp., Variable Rate, 7.875%, 10/1/11(3)	5,940	5,969,700
Neiman Marcus Group, Inc., Sr. Notes, 9.00%, 10/15/15(3)	940	928,250
Neiman Marcus Group, Inc., Sr. Sub. Notes, 10.375%, 10/15/15(3)	5,920	5,742,400
		$26,040,213
Technology — 4.1%
Advanced Micro Devices, Inc., Senior Notes, 7.75%, 11/1/12	$7,830	$7,869,150
Amkor Technologies, Inc., Sr. Notes, 7.125%, 3/15/11	1,755	1,526,850
Amkor Technologies, Inc., Sr. Notes, 7.75%, 5/15/13	10,385	8,905,138
CPI Holdco, Inc., Sr. Notes, Variable Rate, 9.672%, 2/1/15	1,545	1,522,234
Stratus Technologies, Inc., Sr. Notes, 10.375%, 12/1/08	868	881,020
Sungard Data Systems, Inc., Sr. Notes, 9.125%, 8/15/13(3)	5,060	5,161,200
Sungard Data Systems, Inc., Sr. Notes, Variable Rate, 8.525%, 8/15/13(3)	1,170	1,205,100
Sungard Data Systems, Inc., Sr. Sub. Notes, 10.25%, 8/15/15(3)	4,340	4,323,725
UGS Corp., 10.00%, 6/1/12	12,660	13,894,350
		$45,288,767

See notes to financial statements

18

High Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Telecommunications — 10.1%
AirGate PCS, Inc., Variable Rate, 7.90%, 10/15/11	$1,350	$1,390,500
Alamosa Delaware, Inc., Sr. Disc. Notes, 12.00%, (0.00% until 2005), 7/31/09	2,270	2,497,000
Alamosa Delaware, Inc., Sr. Notes, 11.00%, 7/31/10	7,270	8,087,875
Centennial Cellular Operating Co./Centennial Communications Corp., Sr. Notes, 10.125%, 6/15/13	13,400	15,041,500
Digicel Ltd., Sr. Notes, 9.25%, 9/1/12(3)	1,200	1,242,000
Inmarsat Finance PLC, 7.625%, 6/30/12	3,429	3,484,721
Intelsat Bermuda Ltd., Sr. Notes, Variable Rate, 8.695%, 1/15/12(3)	6,795	6,913,913
Intelsat Ltd., Sr. Notes, 5.25%, 11/1/08	12,000	11,040,000
IWO Holdings, Inc., 10.75%, (0.00% until 2010) 1/15/15	2,470	1,778,400
IWO Holdings, Inc., 14.00%, 1/15/11(2)	7,490	0
IWO Holdings, Inc., Variable Rate, 7.90%, 1/15/12	675	705,375
LCI International, Inc., Sr. Notes, 7.25%, 6/15/07	9,405	9,334,463
New Skies Satellites NV, Sr. Notes, Variable Rate, 8.539%, 11/1/11	2,525	2,600,750
New Skies Satellites NV, Sr. Sub. Notes, 9.125%, 11/1/12	4,450	4,539,000
Qwest Capital Funding, Inc., 6.375%, 7/15/08	2,240	2,189,600
Qwest Communications International, Inc., 7.25%, 2/15/11	1,525	1,490,688
Qwest Communications International, Inc., Sr. Notes, 7.50%, 2/15/14(3)	10,750	10,346,875
Qwest Corp., Sr. Notes, 7.625%, 6/15/15(3)	2,510	2,585,300
Qwest Services Corp., 13.50%, 12/15/10	7,290	8,365,275
Rogers Wireless, Inc., 7.50%, 3/15/15	2,170	2,338,175
Rogers Wireless, Inc., Sr. Sub. Notes, 8.00%, 12/15/12	1,610	1,710,625
Rogers Wireless, Inc., Variable Rate, 6.995%, 12/15/10	3,870	4,024,800
SBA Telecommunications, Sr. Disc. Notes, 9.75%, (0.00% until 2007), 12/15/11	2,068	1,876,710
Telemig Celular SA/Amazonia Celular SA, 8.75%, 1/20/09(3)	2,030	2,101,050
U.S. West Communications, Debs., 7.20%, 11/10/26	585	538,200
UbiquiTel Operating Co., Sr. Notes, 9.875%, 3/1/11	5,915	6,491,713
		$112,714,508
Textiles/Apparel — 2.8%
Levi Strauss & Co., Sr. Notes, 9.75%, 1/15/15	$1,235	$1,253,525
Levi Strauss & Co., Sr. Notes, 12.25%, 12/15/12	9,570	10,550,925
Levi Strauss & Co., Sr. Notes, Variable Rate, 8.804%, 4/1/12	3,020	3,012,450
Oxford Industries, Inc., Sr. Notes, 8.875%, 6/1/11	6,665	6,864,950
Perry Ellis International, Inc., Sr. Sub. Notes, 8.875%, 9/15/13	2,860	2,895,750
Phillips Van-Heusen, Sr. Notes, 7.25%, 2/15/11	1,350	1,370,250

Security	Principal Amount (000's omitted)	Value
Textiles/Apparel (continued)
Phillips Van-Heusen, Sr. Notes, 8.125%, 5/1/13	$3,615	$3,804,788
Quiksilver, Inc., Sr. Notes, 6.875%, 4/15/15(3)	1,650	1,538,625
		$31,291,263
Transportation Ex Air/Rail — 0.8%
H-Lines Finance Holding Corp., Sr. Disc. Notes, 11.00%, (0.00% until 2008) 4/1/13	$2,681	$2,218,528
Horizon Lines, LLC, 9.00%, 11/1/12(3)	2,837	3,024,951
OMI Corp., Sr. Notes, 7.625%, 12/1/13	1,260	1,297,800
Quality Distribution LLC / QD Capital Corp., Variable Rate, 8.65%, 1/15/12	2,100	2,029,125
		$8,570,404
Utilities — 2.7%
AES Corp., Sr. Notes, 8.75%, 5/15/13(3)	$2,030	$2,202,550
AES Corp., Sr. Notes, 8.875%, 2/15/11	457	491,275
AES Corp., Sr. Notes, 9.00%, 5/15/15(3)	1,585	1,727,650
AES Corp., Sr. Notes, 9.375%, 9/15/10	3,519	3,835,710
AES Eastern Energy, Series 99-A, 9.00%, 1/2/17	2,518	2,909,680
Calpine Corp., Sr. Notes, 8.75%, 7/15/07	550	335,500
Dynegy Holdings, Inc., Debs., 7.625%, 10/15/26	2,485	2,199,225
Dynegy Holdings, Inc., Sr. Notes, 10.125%, 7/15/13(3)	2,690	2,972,450
Mission Energy Holding Co., 13.50%, 7/15/08	3,895	4,527,938
NRG Energy, Inc., 8.00%, 12/15/13	1,422	1,557,090
Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10	6,490	7,658,200
		$30,417,268
Total Corporate Bonds & Notes (identified cost $964,167,995)		$980,035,350
Convertible Bonds — 2.1%
Security	Principal Amount (000's omitted)	Value
Amkor Technologies, Inc., 5.75%, 6/1/06	$1,580	$1,528,650
Kerzner International Ltd., 2.375%, 4/15/24(3)	2,720	3,087,200
L-3 Communications Corp., 3.00%, 8/1/35(3)	3,890	3,928,900
Nortel Networks Ltd., 4.25%, 9/1/08	11,760	11,039,700
Sinclair Broadcast Group, Inc., 4.875%, 7/15/18	1,275	1,126,781
XM Satellite Radio Holdings, Inc., 1.75%, 12/1/09	1,185	1,029,469
XM Satellite Radio, Inc., 1.75%, 12/1/09(3)	2,450	2,128,437
Total Convertible Bonds (identified cost, $23,841,492)		$23,869,137

See notes to financial statements

19

High Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Common Stocks — 0.9%
Security	Shares	Value
Gaming — 0.7%
Peninsula Gaming LLC, Convertible Preferred Membership Interests(5)(6)	25,351	$152,107
Shreveport Gaming Holdings, Inc.(4)(6)	6,014	107,350
Trump Entertainment Resorts, Inc.(6)	427,818	7,343,496
		$7,602,953
Telecommunications — 0.2%
Crown Castle International Corp.(6)	49,828	$1,221,533
New Skies Satellites Holdings, Ltd.	35,300	790,720
		$2,012,253
Total Common Stocks (identified cost $6,726,631)		$9,615,206
Convertible Preferred Stocks — 1.7%
Security	Shares	Value
Energy — 0.9%
Chesapeake Energy Corp., 5.00%	11,225	$2,230,969
Chesapeake Energy Corp., 4.50%	32,900	3,384,587
Williams Holdings of Delaware, 5.50%(3)	45,592	4,798,558
		$10,414,114
Telecommunications — 0.7%
Crown Castle International Corp., (PIK), 6.25%	138,027	$7,108,391
		$7,108,391
Utilities — 0.1%
NRG Energy, Inc., 4.00%(3)	865	$1,063,085
		$1,063,085
Total Convertible Preferred Stocks (identified cost $13,705,966)		$18,585,590

Warrants — 0.2%
Security	Shares		Value
Cable/Satellite TV — 0.0%
Ono Finance PLC, Exp. 3/16/11(3)(4)(6)		3,370	$0
Ono Finance PLC, Exp. 5/31/09(4)(6)		9,690	0
Ono Finance PLC, Exp. 5/31/09(4)(6)	EUR	3,390	0
			$0
Capital Goods — 0.1%
Mueller Holdings, Inc., Exp. 4/15/14(3)(6)		2,325	$942,206
			$942,206
Consumer Products — 0.0%
HF Holdings, Inc., Exp. 9/27/09(4)(6)		13,600	$0
			$0
Restaurants — 0.0%
New World Coffee, Exp. 6/15/06(5)(6)		1,244	$13
			$13
Technology — 0.0%
Asat Finance, Exp. 11/1/06(3)(4)(6)		5,660	$170
			$170
Telecommunications — 0.1%
American Tower Corp., Exp. 8/1/08(3)(6)		5,070	$1,711,219
			$1,711,219
Transportation Ex Air/Rail — 0.0%
Quality Distribution, Inc., Exp.1/15/07(4)(6)		3,266	$26,847
			$26,847
Total Warrants (identified cost $1,182,468)			$2,680,455
Miscellaneous — 0.0%
Security	Shares		Value
Trump Atlantic City(4)(6)		6,815,000	$262,378
Total Miscellaneous (identified cost $0)			$262,378

See notes to financial statements

20

High Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Commercial Paper — 2.5%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., 4.02%, 11/1/05	$27,296	$27,296,000
Total Commercial Paper (at amortized cost, $27,296,000)		$27,296,000
Short-Term Investments — 0.2%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.03%, 11/1/05	$2,000	$2,000,000
Total Short-Term Investments (at amortized cost, $2,000,000)		$2,000,000
Total Investments — 98.9% (identified cost $1,072,024,987)		$1,098,088,878
Other Assets, Less Liabilities — 1.1%		$12,049,974
Net Assets — 100.0%		$1,110,138,852

EUR - Euro

PIK - Payment In Kind.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Defaulted security.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the aggregate value of the securities is $218,354,263 or 19.7% of the Fund's net assets.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)  Restricted security.

(6)  Non-income producing security.

See notes to financial statements

21

High Income Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value (identified cost, $1,072,024,987)	$1,098,088,878
Cash	3,440
Receivable for investments sold	5,286,981
Receivable for open swap contracts	254,232
Interest and dividends receivable	23,135,587
Receivable for open forward foreign currency contracts	37,066
Total assets	$1,126,806,184
Liabilities
Payable for investments purchased	$16,017,000
Payable to affiliate for investment advisory fee	517,561
Miscellaneous liabilities	14,661
Payable to affiliate for Trustees' fees	2,352
Accrued expenses	115,758
Total liabilities	$16,667,332
Net Assets applicable to investors' interest in Portfolio	$1,110,138,852
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,083,787,921
Net unrealized appreciation (computed on the basis of identified cost)	26,350,931
Total	$1,110,138,852

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Interest	$100,261,561
Dividends	431,179
Miscellaneous	1,940,034
Total investment income	$102,632,774
Expenses
Investment adviser fee	$6,335,720
Trustees' fees and expenses	25,004
Custodian fee	330,747
Legal and accounting services	99,186
Miscellaneous	74,774
Total expenses	$6,865,431
Deduct — Reduction of custodian fee	$2,852
Total expense reductions	$2,852
Net expenses	$6,862,579
Net investment income	$95,770,195
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$21,521,751
Swap contracts	(12,133)
Foreign currency and forward foreign currency exchange contract transactions	135,306
Net realized gain	$21,644,924
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(43,916,340)
Swap contracts	254,232
Foreign currency and forward foreign currency exchange contracts	6,742
Net change in unrealized appreciation (depreciation)	$(43,655,366)
Net realized and unrealized loss	$(22,010,442)
Net increase in net assets from operations	$73,759,753

See notes to financial statements

22

High Income Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment income	$95,770,195	$105,551,363
Net realized gain from investments, swap contracts, foreign currency and forward foreign currency exchange contract transactions	21,644,924	13,246,595
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(43,655,366)	27,536,858
Net increase in net assets from operations	$73,759,753	$146,334,816
Capital transactions — Contributions	$158,885,097	$289,846,419
Withdrawals	(414,478,617)	(308,251,669)
Net decrease in net assets from capital transactions	$(255,593,520)	$(18,405,250)
Net increase (decrease) in net assets	$(181,833,767)	$127,929,566
Net Assets
At beginning of year	$1,291,972,619	$1,164,043,053
At end of year	$1,110,138,852	$1,291,972,619

See notes to financial statements

23

High Income Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2005	2004	2003	2002(1)	2001
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	0.58%	0.59%	0.66%	0.64%	0.67%
Expenses after custodian fee reduction	0.58%	0.59%	0.66%	0.64%	0.67%
Net investment income	8.06%	8.61%	10.04%	10.38%	11.96%
Portfolio Turnover	62%	80%	122%	88%	83%
Total Return(2)	6.54%	12.79%	34.76%	(4.36)%	—
Net assets, end of year (000's omitted)	$1,110,139	$1,291,973	$1,164,043	$889,653	$1,186,751

(1)  The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from 10.59% to 10.38%. Ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(2)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

See notes to financial statements

24

High Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

High Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as an open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2005 Eaton Vance High Income Fund, Eaton Vance Floating-Rate High Income Fund and Eaton Vance Strategic Income Fund held an approximate 65.6%, 21.7% and 5.5% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Investments listed on securities exchanges are valued at closing sale prices. Investments listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. The Portfolio also invests in interests in senior floating rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR) a wholly owned subsidiary of Eaton Vance Management (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by section 2(a)(41) of the Investment Company Act of 1940.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Dividend income is recorded on ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

C  Income Taxes — The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

E  Financial Futures Contracts — Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement

25

High Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

H  Credit Default Swaps — The Portfolio may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

K  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a wholly-owned subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended October 31, 2005, the fee was equivalent to 0.53% of the Portfolio's average daily net assets and amounted to $6,335,720. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio

26

High Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred.

3  Investments

The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $715,922,979 and $817,279,393, respectively, for the year ended October 31, 2005.

4  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2005.

5  Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2005 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date(s)	Deliver	In Exchange For (in U.S. dollars)	Net Unrealized Appreciation
11/30/05	Euro 2,194,626	$2,669,653	$37,066
		$2,669,653	$37,066

At October 31, 2005, the Portfolio had sufficient cash and/or securities to cover any commitments under these contracts.

Credit Default Swaps

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
8,000,000 USD	12/20/2010	Agreement with Citibank N.A. dated 10/21/2005 to pay 5.46% times the notional amount per year. In exchange for that periodic payment, upon a default by Toys 'R' Us, Inc., Citibank N.A. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Toys 'R' Us, Inc. to Citibank N.A.	$254,232

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2005 as computed on a federal income tax basis, were as follows:

Aggregate cost	$1,075,156,408
Gross unrealized appreciation	$45,985,970
Gross unrealized depreciation	(23,053,500)
Net unrealized appreciation	$22,932,470

27

High Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Restricted Securities

At October 31, 2005, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares/Face	Cost		Fair Value
Common Stocks and Warrants
New World Coffee, Warrants, Exp. 6/15/06	9/15/02 - 7/15/02 9/30/02	1,244	$0	(1)	$13
Peninsula Gaming LLC, Convertible Preferred Membership Interests	7/08/99	25,351	0	(1)	152,107
			$0		$152,120

(1) Less than $0.50.

28

High Income Portfolio as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of High Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Income Portfolio (the Portfolio) as of October 31, 2005 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the years in the five year period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifigant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities held at October 31, 2005 by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the High Income Portfolio at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

29

Eaton Vance High Income Fund as of October 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

30

High Income Portfolio

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between High Income Portfolio (the "Portfolio") and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement between the Portfolio and its investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance High Income Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to a relevant peer group of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. Specifically, the Special Committee considered the investment adviser's high-yield portfolio management team, including portfolio managers who perform their own investment and credit analysis and analysts who evaluate issuers' financial resources, operating history and sensitivity to economic conditions. The Special Committee noted the benefits to the Portfolio of the investment adviser's extensive in-house research capabilities. The Special Committee also took into account the time and attention to be devoted by senior management to the Portfolio and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio and for all Eaton Vance funds as a group. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing

31

High Income Portfolio

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

32

Eaton Vance High Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of the Portfolio since 1992	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner Covington & Burling, Washington, DC (1991-2000).	161	None

33

Eaton Vance High Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

34

Eaton Vance High Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005(3), of the Portfolio since 2002(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Weilheimer served as Vice President of the Portfolio since 1995 and Ms. Campbell served as Assistant Treasurer of the Portfolio since 1993.

(3)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

35

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Investment Adviser of High Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance High Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance High Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

446-12/05  HISRC

Annual Report October 31, 2005

EATON VANCE
LOW
DURATION
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C.
(call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Low Duration Fund as of October 31, 2005

MANAGEMENT’S DISCUSSION OF PERFORMANCE

Susan Schiff

Co-Portfolio Manager

Christine Johnston

Co-Portfolio Manager

The Fund

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 2.06% for the year ended October 31, 2005.(1) This return resulted from a decrease in net asset value (NAV) per share to $9.22 on October 31, 2005 from $9.42 on October 31, 2004, and the reinvestment of $0.391 in dividends.

•                  The Fund’s Class B shares had a total return of 1.18% for the year ended October 31, 2005.(1) This return resulted from a decrease in NAV per share to $9.21 on October 31, 2005 from $9.42 on October 31, 2004, and the reinvestment of $0.320 in dividends.

•                  The Fund’s Class C shares had a total return of 1.45% for the year ended October 31, 2005.(1) This return resulted from a decrease in NAV per share to $9.22 on October 31, 2005 from $9.42 on October 31, 2004, and the reinvestment of $0.334 in dividends.

•                  In comparison, the Merrill Lynch 1-3 Year Treasury Index – an unmanaged market index of short-term U.S. Treasury securities – had a total return of 0.67% for the year ended October 31, 2005.(2)

Recent Fund Developments

•                  Low Duration Fund seeks total return, an objective it pursues primarily through investments in investment-grade, fixed-income securities. The Fund currently pursues its objective by investing in one or more registered investment companies. The Fund’s average weighted duration was 1.00 year at October 31, 2005.

•                  The Fund altered its investment focus slightly during the fiscal year, with an added emphasis on adjustable rate mortgage-backed securities (MBS) and floating-rate instruments. These vehicles are typically more responsive to rising rates and produce higher income returns in such a scenario.

•                  The Fund remained invested predominantly in three market sectors: mortgage-backed securities, (with the bulk invested in adjustable-rate collateralized mortgage obligations and a smaller amount invested in seasoned fixed-rate MBS) – 81% of total investments, as of October 31, 2005; short-term investments, 10% of total investments, as of October 31, 2005; and senior floating-rate loans, 9% of total investments, as of October 31, 2005. These sector weightings represented the Fund’s investments in Government Obligations Portfolio, Investment Portfolio and Floating Rate Portfolio.

•                  While short-term interest rates rose in response to the Federal Reserve’s continued hikes in its benchmark Federal Funds rate, spreads on MBS narrowed by 80 basis points relative to Treasuries, partially offsetting the rate hike, and accounting for the positive performance of the Fund’s MBS investments. In spite of significant tightening, spreads still remained above their historical lows. Short-term investment returns trended higher during the fiscal year in response to the Federal Reserve’s rate increases. Floating-rate loan returns also benefited from the Fed’s rate increases due to reset provisions that adjust loan rates to reflect changes in interest rates.

•                  The Fund was positioned defensively, continuing to avoid investments in corporate bonds, a strategy that helped performance. Investment-grade corporate bond spreads were largely unchanged for the period, resulting in underperformance versus the Fund’s seasoned MBS investments.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)       These returns do not include the 2.25% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, returns would be lower.

(2)       It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

2

Eaton Vance Low Duration Fund as of October 31, 2005

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of each class of the Fund with that of the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index of short-term U.S. Treasury securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each Class and in the Merrill Lynch 1-3 Year Treasury Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance†	Class A	Class B	Class C
Average Annual Total Returns (at net asset values)
One year	2.06%	1.18%	1.45%
Life of fund†	1.28	0.48	0.67

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One year	-0.27%	-1.75%	0.47%
Life of fund†	0.54	0.19	1.67

†Inception Dates – Class A: 9/30/02; Class B: 9/30/02; Class C: 9/30/02

(1)  Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2.0% - 3rd year; 1% - 4th year. SEC 1-Year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Diversification by Sectors(2)

By total investments

(2)          The Diversification by Sectors breakdown reflects the Fund’s investments in Government Obligations Portfolio, Investment Portfolio and Floating Rate Portfolio, as of October 31, 2005. Sectors are shown as a percentage of the Fund’s total investments. Fund statistics may not be representative of the Portfolios’ current or future investments and may change due to active management.

*       Sources: Thomson Financial; Bloomberg, L.P. Class A, Class B and Class C of the Fund commenced operations on 9/30/02.

A $10,000 hypothetical investment in Class B shares would have been valued at $10,058 after deduction of the applicable CDSC. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

3

Eaton Vance Low Duration Fund as of October 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Low Duration Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)

Actual
Class A	$1,000.00	$1,011.20	$6.39
Class B	$1,000.00	$1,006.40	$10.17
Class C	$1,000.00	$1,008.30	$9.42

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.90	$6.41
Class B	$1,000.00	$1,015.10	$10.21
Class C	$1,000.00	$1,015.80	$9.45

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.26% for Class A shares, 2.01% for Class B shares and 1.86% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolios.

4

Eaton Vance Low Duration Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in Investment Portfolio, at value (identified cost, $46,298,804)	$45,936,890
Investment in Government Obligations Portfolio, at value (identified cost, $8,465,350)	7,467,159
Investment in Floating Rate Portfolio, at value (identified cost, $5,543,168)	5,557,434
Receivable for Fund shares sold	58,121
Total assets	$59,019,604
Liabilities
Payable for Fund shares redeemed	$226,258
Dividends payable	91,341
Payable to affiliate for distribution and service fees	31,672
Payable to affiliate for Trustees' fees	155
Accrued expenses	40,277
Total liabilities	$389,703
Net Assets	$58,629,901
Sources of Net Assets
Paid-in capital	$68,619,386
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(8,741,386)
Accumulated undistributed net investment income	97,740
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(1,345,839)
Total	$58,629,901
Class A Shares
Net Assets	$23,875,662
Shares Outstanding	2,590,853
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.22
Maximum Offering Price Per Share (100 ÷ 97.75 of $9.22)	$9.43
Class B Shares
Net Assets	$9,704,090
Shares Outstanding	1,053,131
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$9.21
Class C Shares
Net Assets	$25,050,149
Shares Outstanding	2,718,074
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$9.22
On sales of $100,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Interest allocated from Portfolios	$2,348,782
Dividends allocated from Portfolios	25,837
Security lending income allocated from Portfolio, net	44,276
Expenses allocated from Portfolios	(439,738)
Net investment income from Portfolios	$1,979,157
Expenses
Investment adviser and administration fee	$99,741
Trustees' fees and expenses	1,521
Distribution and service fees Class A	65,277
Class B	114,475
Class C	245,971
Registration fees	77,144
Transfer and dividend disbursing agent fees	56,370
Legal and accounting services	31,079
Custodian fee	26,001
Printing and postage	20,483
Miscellaneous	7,611
Total expenses	$745,673
Deduct — Reduction of Investment adviser and administration fee	$99,741
Total expense reductions	$99,741
Net expenses	$645,932
Net investment income	$1,333,225
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$2,418
Financial futures contracts	2,590
Swap contracts	943
Foreign currency transactions	4,130
Net realized gain	$10,081
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(338,328)
Financial futures contracts	28,485
Swap contracts	620
Foreign currency	3,388
Net change in unrealized appreciation (depreciation)	$(305,835)
Net realized and unrealized loss	$(295,754)
Net increase in net assets from operations	$1,037,471

See notes to financial statements

5

Eaton Vance Low Duration Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Period Ended October 31, 2004(1)	Year Ended December 31, 2003
From operations — Net investment income	$1,333,225	$1,262,234	$943,378
Net realized gain (loss) from investments, financial futures contracts, swap contracts and forward foreign currency exchange contract transactions	10,081	(364,127)	(698,481)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts and forward foreign currency exchange contract transactions	(305,835)	26,434	(1,272,184)
Net increase (decrease) in net assets from operations	$1,037,471	$924,541	$(1,027,287)
Distributions to shareholders — From net investment income Class A	$(1,092,847)	$(1,421,359)	$(2,576,212)
Class B	(386,878)	(363,491)	(594,040)
Class C	(1,022,112)	(1,079,571)	(1,733,870)
Total distributions to shareholders	$(2,501,837)	$(2,864,421)	$(4,904,122)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$7,037,975	$13,883,724	$108,397,413
Class B	2,175,401	4,784,196	21,510,475
Class C	6,583,382	5,435,107	69,606,722
Net asset value of shares issued to shareholders in payment of distributions declared Class A	678,931	870,521	1,611,573
Class B	224,368	222,589	384,597
Class C	648,264	646,755	1,031,021
Cost of shares redeemed Class A	(22,874,695)	(41,096,625)	(70,522,597)
Class B	(4,993,301)	(6,621,592)	(14,266,314)
Class C	(16,050,143)	(25,854,783)	(31,632,195)
Net asset value of shares exchanged Class A	1,477,467	1,636,117	—
Class B	(1,477,467)	(1,636,117)	—
Net increase (decrease) in net assets from Fund share transactions	$(26,569,818)	$(47,730,108)	$86,120,695
Net increase (decrease) in net assets	$(28,034,184)	$(49,669,988)	$80,189,286
Net Assets
At beginning of period	$86,664,085	$136,334,073	$56,144,787
At end of period	$58,629,901	$86,664,085	$136,334,073
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$97,740	$(37,459)	$8,172

(1)  For the ten months ended October 31, 2004.

See notes to financial statements

6

Eaton Vance Low Duration Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended	Period Ended		Year Ended December 31,
	October 31, 2005(1)	October 31, 2004(1)(2)		2003(1)	2002(1)(3)
Net asset value — Beginning of year	$9.420	$9.590		$9.990	$10.000
Income (loss) from operations
Net investment income	$0.224	$0.142		$0.098	$0.056
Net realized and unrealized gain (loss)	(0.033)	(0.027)		(0.120)	0.035
Total income (loss) from operations	$0.191	$0.115		$(0.022)	$0.091
Less distributions
From net investment income	$(0.391)	$(0.285)		$(0.378)	$(0.101)
Total distributions	$(0.391)	$(0.285)		$(0.378)	$(0.101)
Net asset value — End of year	$9.220	$9.420		$9.590	$9.990
Total Return(4)	2.06%	1.22%		(0.23)%	0.91%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$23,876	$38,147		$63,709	$27,033
Ratios (As a percentage of average daily net assets): Net expenses(5)	1.24%	1.20	%(6)	1.21%	1.16	%(6)
Net expenses after custodian fee reduction(5)	1.24%	1.20	%(6)	1.21%	1.16	%(6)
Net investment income	2.41%	1.80	%(6)	1.00%	2.18	%(6)
Portfolio Turnover of the Investment Portfolio	67%	92%		43%	0%
Portfolio Turnover of the Government Obligations Portfolio	30%	5%		67%	41%
Portfolio Turnover of the Floating Rate Portfolio	57%	67%		—	—

†  The operating expenses of the Investment Portfolio and the Fund reflect an allocation/waiver of expenses to the Investment Adviser and Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets): Expenses(5)	1.39%	1.31	%(6)	1.23%	2.20	%(6)
Expenses after custodian fee reduction(5)	1.39%	1.31	%(6)	1.23%	2.20	%(6)
Net investment income	2.26%	1.69	%(6)	0.98%	1.14	%(6)
Net investment income per share	$0.210	$0.134		$0.096	$0.030

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  For the period from the start of business, September 30, 2002, to December 31, 2002.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  Annualized.

See notes to financial statements

7

Eaton Vance Low Duration Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended	Period Ended		Year Ended December 31,
	October 31, 2005(1)	October 31, 2004(1)(2)		2003(1)	2002(1)(3)
Net asset value — Beginning of year	$9.420	$9.590		$9.990	$10.000
Income (loss) from operations
Net investment income	$0.153	$0.083		$0.024	$0.039
Net realized and unrealized gain (loss)	(0.043)	(0.028)		(0.121)	0.033
Total income (loss) from operations	$0.110	$0.055		$(0.097)	$0.072
Less distributions
From net investment income	$(0.320)	$(0.225)		$(0.303)	$(0.082)
Total distributions	$(0.320)	$(0.225)		$(0.303)	$(0.082)
Net asset value — End of year	$9.210	$9.420		$9.590	$9.990
Total Return(4)	1.18%	0.58%		(0.98)%	0.72%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$9,704	$14,022		$17,547	$10,725
Ratios (As a percentage of average daily net assets): Net expenses(5)	1.99%	1.95	%(6)	1.96%	1.91	%(6)
Net expenses after custodian fee reduction(5)	1.99%	1.95	%(6)	1.96%	1.91	%(6)
Net investment income	1.64%	1.05	%(6)	0.25%	1.49	%(6)
Portfolio Turnover of the Investment Portfolio	67%	92%		43%	0%
Portfolio Turnover of the Government Obligations Portfolio	30%	5%		67%	41%
Portfolio Turnover of the Floating Rate Portfolio	57%	67%		—	—

†  The operating expenses of the Investment Portfolio and the Fund reflect an allocation/waiver of expenses to the Investment Adviser and Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets): Expenses(5)	2.14%	2.06	%(6)	1.98%	2.95	%(6)
Expenses after custodian fee reduction(5)	2.14%	2.06	%(6)	1.98%	2.95	%(6)
Net investment income	1.49%	0.94	%(6)	0.23%	0.45	%(6)
Net investment income per share	$0.139	$0.074		$0.023	$0.013

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  For the period from the start of business, September 30, 2002, to December 31, 2002.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  Annualized.

See notes to financial statements

8

Eaton Vance Low Duration Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended	Period Ended		Year Ended December 31,
	October 31, 2005(1)	October 31, 2004(1)(2)		2003(1)	2002(1)(3)
Net asset value — Beginning of year	$9.420	$9.590		$9.980	$10.000
Income (loss) from operations
Net investment income	$0.167	$0.095		$0.040	$0.041
Net realized and unrealized gain (loss)	(0.033)	(0.028)		(0.112)	0.025
Total income (loss) from operations	$0.134	$0.067		$(0.072)	$0.066
Less distributions
From net investment income	$(0.334)	$(0.237)		$(0.318)	$(0.086)
Total distributions	$(0.334)	$(0.237)		$(0.318)	$(0.086)
Net asset value — End of year	$9.220	$9.420		$9.590	$9.980
Total Return(4)	1.45%	0.71%		(0.74)%	0.66%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$25,050	$34,495		$55,078	$18,387
Ratios (As a percentage of average daily net assets): Net expenses(5)	1.84%	1.80	%(6)	1.81%	1.76	%(6)
Net expenses after custodian fee reduction(5)	1.84%	1.80	%(6)	1.81%	1.76	%(6)
Net investment income	1.79%	1.20	%(6)	0.41%	1.56	%(6)
Portfolio Turnover of the Investment Portfolio	67%	92%		43%	0%
Portfolio Turnover of the Government Obligations Portfolio	30%	5%		67%	41%
Portfolio Turnover of the Floating Rate Portfolio	57%	67%		—	—

†  The operating expenses of the Investment Portfolio and the Fund reflect an allocation/waiver of expenses to the Investment Adviser and Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets): Expenses(5)	1.99%	1.91	%(6)	1.83%	2.80	%(6)
Expenses after custodian fee reduction(5)	1.99%	1.91	%(6)	1.83%	2.80	%(6)
Net investment income	1.64%	1.09	%(6)	0.39%	0.52	%(6)
Net investment income per share	$0.153	$0.086		$0.038	$0.015

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  For the period from the start of business, September 30, 2002, to December 31, 2002.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  Annualized.

See notes to financial statements

9

Eaton Vance Low Duration Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Low Duration Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). After the longer of four years or the time when the CDSC applicable to Class B shares expires, Class B shares will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based on the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund currently invests all of its investable assets in interests in three Portfolios, Investment Portfolio, Government Obligations Portfolio, and Floating Rate Portfolio (the Portfolios), which are New York Trusts. Consistent with its investment objective and policies, the Fund may also invest in Cash Management Portfolio and Investment Grade Portfolio, which are also New York Trusts. The Fund does not currently invest in these portfolios. The investment objectives and policies of the Fund are the same as the Portfolios. Each Portfolio has an investment objective and investment policies that are similar to or complementary to those of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Investment Portfolio, Government Obligations Portfolio and Floating Rate Portfolio, (99.8%, 0.9% and 0.1%, respectively, at October 31, 2005). The financial statements of the Investment Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. A copy of the Government Obligations Portfolio's and Floating Rate Portfolio's financial statements are available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD) by calling 1-800-225-6265.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Investment Portfolio is discussed in note 1A of the Portfolio's notes to financial statements which are included elsewhere in this report. The valuation policies of the and Government Obligations Portfolio are as follows: Debt securities (including collateralized mortgage obligations and certain mortgage backed securities ("MBS")) normally are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations and money market securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

Floating Rate Portfolio's valuation policies are as follows: Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Portfolio's investment adviser, Boston Management and Research (BMR), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan

10

Eaton Vance Low Duration Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Investments for which reliable market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Portfolio may rely on an independent fair valuation service in making any such adjustment.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $8,787,489 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on October 31, 2010 ($5,478), October 31, 2011 ($4,082,489), October 31, 2012 ($3,697,770) and October 31, 2013 ($1,001,752).

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

11

Eaton Vance Low Duration Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended October 31, 2005, there were no credits earned by the Fund.

H  Other — Investment transactions are accounted for on a trade-date basis.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the year ended December 31, 2003, the period from January 1, 2004 to October 31, 2004 and the year ended October 31, 2005 was as follows:

	10/31/05	10/31/04	12/31/03
Distributions declared from:
Ordinary Income	$2,501,837	$2,864,421	$4,904,122

During the year ended October 31, 2005, accumulated distributions in excess of net investment income was decreased by $1,303,811, accumulated net realized loss was increased by $1,042,785 and paid-in-capital was decreased by $261,026 due to differences between book and tax accounting for paydown gains/losses on mortgage-backed securities, premium amortization, foreign currency and swaps. This change had no effect on net assets or net asset value per share.

At October 31, 2005, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$189,081
Capital loss carryforwards	$(8,787,489)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for financial future contracts and the timing of recognizing distributions.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2005	Period Ended October 31, 2004(1)	Year Ended December 31, 2003
Sales	754,454	1,441,186	10,992,365
Issued to shareholders electing to receive payments of distributions in Fund shares	72,890	91,629	165,077
Redemptions	(2,444,476)	(4,312,919)	(7,221,795)
Exchange from Class B shares	158,437	188,030	—
Net increase (decrease)	(1,458,695)	(2,592,074)	3,935,647
Class B	Year Ended October 31, 2005	Period Ended October 31, 2004(1)	Year Ended December 31, 2003
Sales	233,464	504,480	2,179,780
Issued to shareholders electing to receive payments of distributions in Fund shares	24,088	23,458	39,350
Redemptions	(534,993)	(681,260)	(1,462,954)
Exchange to Class A shares	(158,333)	(187,926)	—
Net increase (decrease)	(435,774)	(341,248)	756,176

12

Eaton Vance Low Duration Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Class C	Year Ended October 31, 2005	Period Ended October 31, 2004 (1)	Year Ended December 31, 2003
Sales	705,716	571,485	7,044,115
Issued to shareholders electing to receive payments of distributions in Fund shares	69,577	68,127	105,670
Redemptions	(1,718,945)	(2,720,460)	(3,248,823)
Net increase (decrease)	(943,652)	(2,080,848)	3,900,962

(1)  For the ten-months ended October 31, 2004.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the investment adviser and administrator of the Fund, providing the Fund with investment advisory services (relating to the investment of the Fund's assets in the Portfolios), and administering the business affairs of the Fund. Under the investment advisory and administrative agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. Effective March 15, 2004, Eaton Vance agreed to waive its 0.15% fee in its entirety, such agreement being memorialized in a Fee Waiver Agreement between EVM and the Fund. For the year ended October 31, 2005, the advisory and administration fee amounted to $99,741. Pursuant to the waiver, EVM waived $99,741 of the Fund's investment advisory and administrative fee for the year ended October 31, 2005. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services and the Fund is allocated its share of the investment advisory fee paid by each Portfolio in which it invests. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2005, EVM earned $4,426 in sub-transfer agent fees. Certain officers and Trustees of the Fund and Portfolios are officers of the above organizations. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, received $2,363 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2005.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan), pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% and 0.60% of the Fund's average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $85,856 and $173,627 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2005, representing 0.75% and 0.60% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $755,000, and $4,273,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2005 amounted to $65,277, $28,619 and $72,344 for Class A, Class B, and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of

13

Eaton Vance Low Duration Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

purchase. The Class B CDSC is imposed at declining rates that begin at 3% in the case of redemptions in the first year after purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $3,000, $58,000, and $10,000 of CDSC paid by shareholders for Class A, Class B shares, and Class C shares, respectively, for the year ended October 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Investment Portfolio for the year ended October 31, 2005 aggregated $37,719,129, and $51,083,812, respectively. Increases and decreases in the Fund's investment in the Government Obligations Portfolio for the year ended October 31, 2005 aggregated $6,276,651, and $18,308,481, respectively. Increases and decreases in the Fund's investment in the Floating Rate Portfolio for the year ended October 31, 2005 aggregated $692,646 and $4,605,119, respectively.

8  Investment in Portfolios

For the year ended October 31, 2005, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

	Investment Portfolio	Government Obligations Portfolio	Floating Rate Portfolio	Total
Dividend & interest income	$1,539,564	$490,445	$344,610	$2,374,619
Security lending income	—	44,276	—	44,276
Expenses	(301,206)	(102,145)	(36,387)	(439,738)
Net investment income	$1,238,358	$432,576	$308,223	$1,979,157
Net realized gain (loss) —
Investment transactions (identified cost basis)	$(88)	$6,126	$(3,620)	$2,418
Financial futures contracts	—	2,590	—	2,590
Forward foreign currency	—	—	4,130	4,130
Swap contracts	—	—	943	943
Net realized gain (loss)	$(88)	$8,716	$1,453	$10,081
Change in unrealized appreciation (depreciation)
Investments	$(179,146)	$(159,509)	$327	$(338,328)
Financial futures contracts	—	28,485	—	28,485
Forward foreign currency	—	—	3,388	3,388
Swap contracts	—	—	620	620
Net change in unrealized appreciation (depreciation)	$(179,146)	$(131,024)	$4,335	$(305,835)

9  Fiscal Year End Change

Effective October 15, 2004 the Fund changed its fiscal year end to October 31.

14

Eaton Vance Low Duration Fund as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Low Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Low Duration Fund ("the Fund"), a series of Eaton Vance Mutual Funds Trust at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2005

15

Eaton Vance Low Duration Fund as of October 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Investment Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Mortgage Pass-Throughs — 92.6%
Security	Principal Amount (000's omitted)	Value
FHLMC:
4.007%, with various maturities to 2037(1)	$1,677	$1,686,870
8.00%, with various maturities to 2025	1,652	1,682,751
9.25%, with maturity at 2017	425	442,145
		$3,811,766
FNMA:
3.687%, with maturity at 2018(1)	293	293,189
3.926%, with various maturities to 2035(1)	3,341	3,358,757
4.007%, with maturity at 2027(1)	6,538	6,586,559
4.128%, with maturity at 2036(1)	1,646	1,657,228
4.403%, with maturity at 2036(1)	1,923	1,936,691
9.00%, with maturity at 2011	1,486	1,553,827
9.50%, with various maturities to 2022	3,819	4,146,820
15.00%, with maturity at 2013	1,985	2,389,802
		$21,922,873
GNMA:
11.00%, with maturity at 2016	188	212,248
		$212,248
Collateralized Mortgage Obligations:
FHLMC, Series 1543, Class VN, 7.00%, due 2023	2,150	2,280,437
FHLMC, Series 1577, Class PH, 6.30%, due 2023	1,282	1,293,434
FHLMC, Series 1666, Class H, 6.25%, due 2023	1,470	1,496,779
FHLMC, Series 1671, Class HA, 3.73%, due 2024(2)	2,500	2,507,348
FHLMC, Series 1694, Class PQ, 6.50%, due 2023	639	646,256
FHLMC, Series 2132, Class FB, 4.81%, due 2029(2)	1,749	1,789,300
FHLMC, Series 2791, Class FI, 4.32%, due 2031(2)	2,597	2,609,464
FNMA, Series 1993-140, Class J, 6.65%, due 2013	2,000	2,045,750
FNMA, Series 1993-250, Class Z, 7.00%, due 2023	1,389	1,448,652
FNMA, Series G97-4, Class FA, 4.80%, due 2027(2)	580	587,987
		$16,705,407
Total Mortgage Pass-Throughs (identified cost $43,015,153)		$42,652,294

Short-Term Investments — 12.3%
Security	Principal Amount (000's omitted)	Value
Banque National De Paris Time Deposit, 4.02%, 11/1/05	$2,022	$2,021,515
Investors Bank and Trust Company Time Deposit, 4.03%, 11/1/05	3,640	3,640,000
Total Short-Term Investments (at amortized cost, $5,661,515)		$5,661,515
Total Investments — 104.9% (identified cost $48,676,668)		$48,313,809
Other Assets, Less Liabilities — (4.9)%		$(2,272,439)
Net Assets — 100.0%		$46,041,370

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

FNMA - Federal National Mortgage Association (Fannie Mae)

GNMA - Government National Mortgage Association (Ginnie Mae)

(1)  Adjustable rate mortgage.

(2)  Floating-rate security.

See notes to financial statements

17

Investment Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value (identified cost, $48,676,668)	$48,313,809
Cash	3,983
Receivable for investments sold	30,629
Interest receivable	211,802
Total assets	$48,560,223
Liabilities
Payable for investments purchased	$2,478,894
Payable to affiliate for investment advisory fees	19,861
Payable to affiliate for Trustees' fees	156
Accrued expenses	19,942
Total liabilities	$2,518,853
Net Assets applicable to investors' interest in Portfolio	$46,041,370
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$46,404,229
Net unrealized depreciation (computed on the basis of identified cost)	(362,859)
Total	$46,041,370

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Interest	$1,517,333
Dividends	25,892
Total investment income	$1,543,225
Expenses
Investment adviser fee	$234,429
Trustees' fees and expenses	3,546
Custodian fee	43,918
Accounting services	15,194
Miscellaneous	5,294
Total expenses	$302,381
Deduct — Reduction of custodian fee	$510
Total expense reductions	$510
Net expenses	$301,871
Net investment income	$1,241,354
Realized and Unrealized Gain (Loss)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(179,862)
Net change in unrealized appreciation (depreciation)	$(179,862)
Net realized and unrealized loss	$(179,862)
Net increase in net assets from operations	$1,061,492

See notes to financial statements

18

Investment Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Period Ended October 31, 2004(1)	Year Ended December 31, 2003
From operations — Net investment income	$1,241,354	$819,651	$671,832
Net realized loss from investment transactions	—	(70,967)	(26,460)
Net change in unrealized appreciation (depreciation) from investments	(179,862)	(45,773)	(137,263)
Net increase in net assets from operations	$1,061,492	$702,911	$508,109
Capital transactions — Contributions	$37,719,129	$75,179,725	$244,906,169
Withdrawals	(51,083,812)	(89,695,225)	(198,315,283)
Net increase (decrease) in net assets from capital transactions	$(13,364,683)	$(14,515,500)	$46,590,886
Net increase (decrease) in net assets	$(12,303,191)	$(13,812,589)	$47,098,995
Net Assets
At beginning of period	$58,344,561	$72,157,150	$25,058,155
At end of period	$46,041,370	$58,344,561	$72,157,150

(1)  For the ten months ended October 31, 2004.

See notes to financial statements

19

Investment Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,	Period Ended		Year Ended December 31,
	2005	October 31, 2004(1)		2003	2002(2)
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.65%	0.62	%(3)	0.59%	0.50	%(3)
Net expenses after custodian fee reduction	0.64%	0.62	%(3)	0.59%	0.50	%(3)
Net investment income	2.65%	1.51	%(3)	0.92%	0.84	%(3)
Portfolio Turnover	67%	92%		43%	0%
Total Return	2.32%	1.12%		0.74%	0.23%
Net assets, end of year (000's omitted)	$46,041	$58,345		$72,157	$25,058

†  The operating expenses of the Portolio reflect an allocation of expenses to the Investment Adviser. Had such action not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	1.07	%(3)
Expenses after custodian fee reduction	1.07	%(3)
Net investment income	0.27	%(3)

(1)  For the ten-month period ended October 31, 2004.

(2)  For the period from the start of business, September 30, 2002, to December 31, 2002.

(3)  Annualized.

See notes to financial statements

20

Investment Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Investment Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio was organized as a trust under the laws of the State of New York on June 18, 2002. The Portfolio seeks total return by investing in a broad range of fixed income securities, including U.S. Government obligations, corporate bonds, preferred stocks, asset-backed securities and money market instruments. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2005, the Eaton Vance Low Duration Fund held an approximate 99.8% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt securities (including collateralized mortgage obligations and certain mortgage backed securities ("MBS")) normally are valued by an independent pricing service. The pricing service considers various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is determined on the basis of interest accrued adjusted for amortization of premium or accretion of discount.

C  Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended October 31, 2005, $510 in credit balances were used to reduce the Portfolio's custodian fee.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of securities sold.

21

Investment Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 0.0417% (0.50% per annum) of the Portfolio's average daily net assets. For the year ended October 31, 2005, the fee was equivalent to 0.50% of the Portfolio's average net assets for such period and amounted to $234,429. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations and including paydowns on mortgage backed securities in Investment Portfolio, aggregated $33,706,370 and $26,305,779, respectively.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$48,676,668
Gross unrealized appreciation	$262,918
Gross unrealized depreciation	(625,777)
Net unrealized depreciation	$(362,859)

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2005.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2005, there were no outstanding obligations under these financial instruments.

7  Fiscal Year End Change

Effective October 15, 2004, the Portfolio changed its fiscal year end to October 31.

22

Investment Portfolio as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Investment Portfolio (the "Portfolio") at October 31, 2005, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2005

23

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

The Eaton Vance Low Duration Fund (the "Fund") is a fund of funds that may invest in five Portfolios, Cash Management, Floating Rate, Government Obligations, Investment Grade Income and Investment Portfolios (together, the "Portfolios"), for which Boston Management and Research serves as investment adviser. Eaton Vance Management ("Eaton Vance") serves as the investment adviser to the Fund. The investment advisory agreement between Eaton Vance and the Fund and the investment advisory agreements between Boston Management and Research and the Portfolios each provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund or Portfolio, as applicable, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or Portfolio, as applicable, or by vote of a majority of the outstanding interests of the Fund or Portfolio, as applicable.

In considering the annual approval of the investment advisory agreements, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of each Portfolio and the Fund with those of comparable funds;

•  An independent report comparing the expense ratio of the Fund to those of comparable funds;

•  Information regarding Fund investment performance (including on a risk-adjusted basis) in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets including in particular the valuation of senior loan portfolios and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Portfolio and the Fund for the services described therein.

The Special Committee also considered each investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreements. The Special Committee noted the benefits of the investment adviser's extensive in-house research capabilities and the other resources available to the investment adviser. The Special Committee noted the experience of the 26 bank loan investment professionals and other personnel who would provide services under the Floating Rate Portfolio's investment advisory agreement, including four portfolio managers and 15 analysts. Many of these portfolio managers and analysts have previous experience working for commercial banks and other lending institutions. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund, each Portfolio and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolios and concluded that the human resources available to each investment adviser were appropriate to fulfill its duties on behalf of the applicable Portfolio.

In its review of comparative information with respect to Fund investment performance the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by each Portfolio and the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the size of the Fund and taking into consideration the voluntary elimination of the advisory and administration fee paid by the Fund to Eaton Vance prior to March 15, 2004, the Fund's expense ratio is reasonable.

24

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the factors mentioned above, the Special Committee reviewed the level of each investment adviser's profits in providing investment management services for the Portfolios and for all Eaton Vance funds as a group. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee noted in particular that effective March 15, 2004, Eaton Vance and the Fund entered into a contractual agreement pursuant to which Eaton Vance agreed to eliminate the annual administration fee previously payable by the Fund. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and Portfolios and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from managing each of the Floating Rate Portfolio, Government Obligations Portfolio and Investment Grade Income Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with such Portfolios and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements, including the fee structures, is in the interests of shareholders.

25

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Cash Management Portfolio (CMP), Floating Rate Portfolio (FRP), Government Obligations Portfolio (GOP), Investment Portfolio (IP) and Investment Grade Income Portfolio (IGIP), are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of GOP since 1992; of CMP since 1993; of FRP and IGIP since 2000; of IP since 2002	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund and Portfolios.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1986; of CMP and GOP since 1993; of FRP and IGIP since 2000; of IP since 2002 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

26

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of CMP and GOP since 1993; of FRP and IGIP since 2000; of IP since 2002	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000)	161	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust, CMP and GOP since 1998; of FRP and IGIP since 2000; of IP since 2002	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Christine Johnston 11/9/72	Vice President of IP	Since 2003	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	President of CMP and IGIP	Since 2002(2)	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

27

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of CMP and IGIP	Since 2002	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President of FRP	Since 2000	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President the Trust	Since 2001	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	President of FRP	Since 2002(2)	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust, GOP and IP	Vice President of the Trust and IP since 2002; of GOP since 1993	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	President of GOP and IP	Since 2002(2)	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Kristin S. Anagnost 6/12/65	Treasurer of CMP	Since 2002(2)	Assistant Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of IGIP	Since 2002(2)	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust, FRP, GOP and IP	Treasurer of the Trust since 2005(3) , of FRP, GOP and IP since 2002(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust, CMP and GOP since 1997; of IGIP since 2000; of IP since 2002	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Ms. Kenyon served as Vice President of CMP and IGIP since 2001, Mr. Swaffield served as Vice President of FRP since 2000, Mr. Venezia served as Vice President of GOP since 1993, Ms. Anagnost served as Assistant Treasurer of CMP since 1998, Mr. Austin served as Assistant Treasurer of IGIP since 2000, Ms. Campbell served as Assistant Treasurer of FRP since 2000 and GOP since 1998.

(3)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

28

This Page Intentionally Left Blank

Investment Adviser of Investment Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Fund Investment Adviser and Administrator
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Low Duration Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1560-12/05  LDSRC

Annual Report October 31, 2005

EATON VANCE
STRATEGIC
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Strategic Income Fund as of October 31, 2005

MANAGEMENT’S DISCUSSION OF PERFORMANCE

Mark S. Venezia

Portfolio Manager

The Fund

Performance for the Past Year

•    The Fund’s Class A shares had a total return of 5.85% during the year ended October 31, 2005.(1) This return resulted from a decrease in net asset value (NAV) per share to $7.90 on October 31, 2005 from $8.03 on October 31, 2004, and the reinvestment of $0.590 in dividend payments during the year.

•    The Fund’s Class B shares had a total return of 5.12% during the year ended October 31, 2005.(1) This return resulted from a decrease in NAV to $7.48 on October 31, 2005 from $7.60 on October 31, 2004, and the reinvestment of $0.502 in dividend payments during the year.

•    The Fund’s Class C shares had a total return of 5.21% during the year ended October 31, 2005.(1) This return resulted from a decrease in NAV to $7.48 on October 31, 2005 from $7.61 on October 31, 2004, and the reinvestment of $0.516 in dividend payments during the year. The Class C NAVs and dividends have been restated to reflect the effects of a stock split effective on November 11, 2005.

•    In comparison, the Lehman Brothers Aggregate Bond Index had a return of 1.13% for the year ended October 31, 2005(2) and the Fund’s peer group, the Lipper Multi-Sector Income Funds Classification, had an average return of 3.48%.(2)

Recent Fund Developments

•    Since 1997, the Fund has invested in two registered investment companies (Portfolios) that invest in fixed-income securities. Beginning in March 2004, the Fund added additional Portfolios to its investment options, including Portfolios that invest in senior floating-rate loans, high-yield bonds and investment-grade bonds. At October 31, 2005, the Fund allocated its assets among Strategic Income, High Income and Floating Rate Portfolios.

•    The Fund conservatively positioned its securities portfolio during the fiscal year ended October 31, 2005, with its low duration, small position in high-yield bonds and large position in seasoned mortgage-backed securities (MBS).

•    The Fund benefited from the continued economic convergence in Europe, where Strategic Income Portfolio maintained forward currency positions. Strategic Income Portfolio had long positions in the Slovak koruna and the Polish zloty, which provided an attractive yield advantage over the euro. These positions were cross-hedged with short positions in the euro, which protected the Fund from the euro’s decline against the dollar during the year. Strategic Income Portfolio also largely offset its position in Asia with a short position in the Japanese yen, which shielded the Fund from the year-long weakness in Asia versus the dollar. The Fund also benefited from its holdings in Latin America, where monetary tightening did not have the negative impact many investors had anticipated.

•    The Fund’s MBS positions were a significant contributor to performance. MBS yield spreads narrowed by roughly 80 basis points (0.80%) during the fiscal year, as prepayment rates for seasoned MBS declined to near 25% by October 31, 2005. Management increased the Fund’s investments in MBS (through its investment in Strategic Income Portfolio) to 65.6% of net assets at October 31, 2005 from 53.6% at October 31, 2004.(3) Management reduced the Fund’s exposure to below-investment grade bonds (including swaps and excluding foreign bonds) from 22.3% of net assets at October 31, 2004 to 10.5% at October 31, 2005. This lower exposure paid off, as the Fund outperformed the high-yield market.

•    Another positive influence on performance was the Fund’s increased investment in Floating Rate Portfolio, which invests primarily in senior floating-rate loans. The Federal Reserve continued to increase its Federal funds rate during the year, pushing short-term interest rates higher. At October 31, 2005, the Fund’s investment in Floating Rate Portfolio was 19.6% of the Fund’s net assets, up from 13.6% a year earlier.(3)

•    The Fund’s conservative posture was reflected in a shorter average duration, 1.41 years at October 31, 2005, down from 2.40 years a year earlier. Duration is a measure that indicates the sensitivity of a fund or a fixed-income security to changes in interest rates.

•    The Fund’s diversification, combined with its low duration and modest exposure to credit risk, resulted in very low volatility.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)  These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were reflected, performance would have been lower.

(2)  It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)  Fund allocations are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

2

Eaton Vance Strategic Income Fund as of October 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Aggregate Bond Index, an unmanaged, broad-based index containing only investment-grade, fixed-income securities traded in the U.S. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and in the Lehman Brothers Aggregate Bond Index. The graph also offers a comparison to a Composite of two Lipper Fund Classification averages, reflecting the average total returns of the funds in the same classifications as this Fund. The fund classifications are established by Lipper Inc., a nationally recognized monitor of mutual fund performance. Funds within a classification have similar investment policies. The Composite is provided because the Fund amended its investment policies on March 1, 1997, allowing the Fund to invest in a portfolio with a dollar-weighted average maturity of any duration. In connection with this change, the Fund’s Lipper Classification also changed. Reflecting that change, the performance of the Composite is based on the Lipper Short World Multi-Market Income Funds Classification from October 31, 1995 through March 1, 1997, and thereafter, on the Lipper Multi-Sector Income Funds Classification. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	5.85%	5.12%	5.21%
Five Years	7.51	6.70	6.74
Ten Years	N.A.	6.85	6.52
Life of Fund†	5.81	6.05	6.94

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.84%	0.20%	4.23%
Five Years	6.46	6.41	6.74
Ten Years	N.A.	6.85	6.52
Life of Fund†	5.14	6.05	6.94

†                Inception Dates – Class A: 1/23/98; Class B: 11/26/90; Class C: 5/25/94

(1)       Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, returns would be lower. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

Sector Breakdown(2)

By total investments

(2)     The Fund Sector Breakdown reflects the Fund’s investments in Strategic Income Portfolio, High Income Portfolio and Floating Rate Portfolio as of 10/31/05. Indicated positions equal 134% of net assets as of 10/31/05. In addition to Sector net assets, the Global position includes the notional value of long forward currency contracts, long equity derivatives, and short credit default swap positions; and the U.S. Corporate Obligations position includes the notional value of long high-yield total return swap positions. All of the aforementioned derivatives are added to the net assets of the Fund to get the gross assets of the Fund. Then each sector is divided by the amount of gross assets to calculate its percentage allocation in the Fund Sector Breakdown. Fund Statistics may not be representative of the Fund’s current or future investments and are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Strategic Income Fund, Class B vs. the Lehman Brothers Aggregate Bond Index & the Composite of Lipper Fund Averages*.

October 31, 1995 – October 31, 2005

* Sources: Thomson Financial; Bloomberg, L.P. Class B of the Fund commenced operations on 11/26/90.

A $10,000 hypothetical investment at net asset value in Class A shares on 1/23/98 and Class C shares on 10/31/95 would have been valued at $15,504 ($14,766 at maximum offering price after investment at net asset value) and $18,808, respectively, on 10/31/05. It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Foreign Positions

By total net assets. Positions are in Local Currency unless otherwise noted. Positions in Europe other than Turkey are cross-hedged with short euro.

Slovakia	6.9%
Indonesia**	5.1
Thailand	3.2
Korea	2.9
Romania	2.8
Iceland	2.5
Turkey	2.0
Singapore	1.9
New Zealand	1.7
Colombia	1.1
Poland	1.0
Brazil	1.0
Taiwan**	1.0
Germany	0.9
Vietnam*	0.2
Phillipines*	0.2
Greece	-0.3
Euro	-0.8
Japan***	-10.4

*Position is in Hard Currency.

**Position is in Local Currency and Hard Currency.

***Position is net holdings in Currency and Forwards.

3

Eaton Vance Strategic Income Fund as of October 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Strategic Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)

Actual
Class A	$1,000.00	$1,027.50	$5.16
Class B	$1,000.00	$1,024.50	$8.98
Class C	$1,000.00	$1,023.30	$8.98

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.10	$5.14
Class B	$1,000.00	$1,016.30	$8.94
Class C	$1,000.00	$1,016.30	$8.94

*            Expenses are equal to the Fund’s annualized expense ratio of 1.01% for Class A shares, 1.76% for Class B shares and 1.76% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolios.

4

Eaton Vance Strategic Income Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in Strategic Income Portfolio, at value (identified cost, $419,790,625)	$410,679,688
Investment in High Income Portfolio, at value (identified cost, $59,600,250)	61,100,669
Investment in Floating Rate Portfolio, at value (identified cost, $114,093,934)	114,346,647
Receivable for Fund shares sold	1,878,636
Total assets	$588,005,640
Liabilities
Dividends payable	$1,709,179
Payable for Fund shares redeemed	1,516,821
Payable to affiliate for distribution and service fees	342,268
Payable to affiliate for Trustees' fees	311
Accrued expenses	156,852
Total liabilities	$3,725,431
Net Assets	$584,280,209
Sources of Net Assets
Paid-in capital	$628,078,405
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(37,886,382)
Undistributed net investment income	1,445,991
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(7,357,805)
Total	$584,280,209
Class A Shares
Net Assets	$238,972,893
Shares Outstanding	30,243,457
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.90
Maximum Offering Price Per Share (100 ÷ 95.25 of $7.90)	$8.29
Class B Shares
Net Assets	$196,765,877
Shares Outstanding	26,314,725
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$7.48
Class C Shares
Net Assets	$148,541,439
Shares Outstanding	19,854,456 (1)
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$7.48
On sales of $25,000 or more, the offering price of Class A shares is reduced.

(1)  Shares outstanding have been restated to reflect the effects of a stock split effective on November 11, 2005 (Note 9).

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Interest allocated from Portfolios (net of foreign taxes, $72,160)	$24,748,441
Dividends allocated from Portfolios	237,062
Expenses allocated from Portfolios	(3,343,134)
Net investment income from Portfolios	$21,642,369
Expenses
Trustees' fees and expenses	$3,263
Distribution and service fees
Class A	516,157
Class B	1,965,705
Class C	1,290,749
Transfer and dividend disbursing agent fees	458,805
Registration fees	97,892
Printing and postage	79,634
Legal and accounting services	66,231
Custodian fee	40,277
Miscellaneous	17,587
Total expenses	$4,536,300
Net investment income	$17,106,069
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$658,451
Financial futures contracts	(263,392)
Swap contracts	4,210,295
Foreign currency and forward foreign currency exchange contract transactions	12,940,644
Net realized gain	$17,545,998
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(4,650,873)
Financial futures contracts	592,831
Swap contracts	(2,335,680)
Foreign currency and forward foreign currency exchange contracts	(1,619,315)
Net change in unrealized appreciation (depreciation)	$(8,013,037)
Net realized and unrealized gain	$9,532,961
Net increase in net assets from operations	$26,639,030

See notes to financial statements

5

Eaton Vance Strategic Income Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment income	$17,106,069	$12,664,174
Net realized gain from investments, financial futures contracts, swap contracts and foreign currency and foreign currency exchange contract transactions	17,545,998	13,471,073
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, and foreign currency and foreign currency exchange contracts	(8,013,037)	(214,745)
Net increase in net assets from operations	$26,639,030	$25,920,502
Distributions to shareholders — From net investment income Class A	$(15,134,992)	$(8,741,465)
Class B	(12,983,253)	(14,413,024)
Class C	(8,531,282)	(6,339,755)
Total distributions to shareholders	$(36,649,527)	$(29,494,244)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$142,688,114	$90,770,693
Class B	47,794,361	58,964,653
Class C	67,794,237	45,837,605
Net asset value of shares issued to shareholders in payment of distributions declared Class A	8,356,311	4,726,882
Class B	5,084,301	5,416,182
Class C	4,022,854	3,087,539
Cost of shares redeemed Class A	(74,405,319)	(30,475,986)
Class B	(40,134,237)	(38,918,733)
Class C	(24,052,318)	(18,888,221)
Net asset value of shares exchanged Class A	4,464,177	49,615,502
Class B	(4,464,177)	(49,615,502)
Net increase in net assets from Fund share transactions	$137,148,304	$120,520,614
Net increase in net assets	$127,137,807	$116,946,872
Net Assets
At beginning of year	$457,142,402	$340,195,530
At end of year	$584,280,209	$457,142,402
Undistributed net investment income
At end of year	$1,445,991	$678,672

See notes to financial statements

6

Eaton Vance Strategic Income Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value — Beginning of year	$8.030	$8.100	$7.550	$8.030	$8.360
Income (loss) from operations
Net investment income	$0.294	$0.286	$0.336	$0.504	$0.705
Net realized and unrealized gain (loss)	0.166	0.273	0.883	(0.286)	(0.250)
Total income from operations	$0.460	$0.559	$1.219	$0.218	$0.455
Less distributions
From net investment income	$(0.590)	$(0.629)	$(0.669)	$(0.670)	$(0.723)
From paid-in capital	—	—	—	(0.028)	(0.062)
Total distributions	$(0.590)	$(0.629)	$(0.669)	$(0.698)	$(0.785)
Net asset value — End of year	$7.900	$8.030	$8.100	$7.550	$8.030
Total Return(3)	5.85%	7.18%	16.65%	2.68%	5.69%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$238,973	$162,022	$48,738	$17,418	$12,352
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.02%	1.06%	1.11%	1.17%	1.21%
Expenses after custodian fee reduction(4)	1.02%	1.06%	1.11%	1.17%	1.21%
Net investment income	3.66%	3.57%	4.19%	6.39%	8.63%
Portfolio Turnover of the Strategic Income Portfolio	59%	55%	71%	63%	54%
Portfolio Turnover of the High Income Portfolio	62%	80%	122%	88%	—
Portfolio Turnover of the Floating Rate Portfolio	57%	67%	—	—	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income per share by $0.095, decrease net realized and unrealized loss per share by $0.095 and decrease the ratio of net investment income to average net assets from 7.58% to 6.39%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements

7

Eaton Vance Strategic Income Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value — Beginning of year	$7.600	$7.660	$7.150	$7.600	$7.910
Income (loss) from operations
Net investment income	$0.223	$0.224	$0.269	$0.425	$0.607
Net realized and unrealized gain (loss)	0.159	0.254	0.817	(0.272)	(0.241)
Total income from operations	$0.382	$0.478	$1.086	$0.153	$0.366
Less distributions
From net investment income	$(0.502)	$(0.538)	$(0.576)	$(0.575)	$(0.614)
From paid-in capital	—	—	—	(0.028)	(0.062)
Total distributions	$(0.502)	$(0.538)	$(0.576)	$(0.603)	$(0.676)
Net asset value — End of year	$7.480	$7.600	$7.660	$7.150	$7.600
Total Return(3)	5.12%	6.47%	15.61%	1.96%	4.82%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$196,766	$191,765	$217,341	$173,780	$163,261
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.77%	1.81%	1.86%	1.93%	1.96%
Expenses after custodian fee reduction(4)	1.77%	1.81%	1.86%	1.93%	1.96%
Net investment income	2.94%	2.95%	3.57%	5.68%	7.83%
Portfolio Turnover of the Strategic Income Portfolio	59%	55%	71%	63%	54%
Portfolio Turnover of the High Income Portfolio	62%	80%	122%	88%	—
Portfolio Turnover of the Floating Rate Portfolio	57%	67%	—	—	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income per share by $0.090, decrease net realized and unrealized loss per share by $0.090 and decrease the ratio of net investment income to average net assets from 6.86% to 5.68%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements

8

Eaton Vance Strategic Income Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2005(1)(2)		2004(1)(2)	2003(1)(2)	2002(1)(2)(3)	2001(1)(2)
Net asset value — Beginning of year	$7.610		$7.670	$7.160	$7.610	$7.910
Income (loss) from operations
Net investment income	$0.222		$0.219	$0.267	$0.426	$0.612
Net realized and unrealized gain (loss)	0.150		0.260	0.819	(0.273)	(0.240)
Total income from operations	$0.372		$0.479	$1.086	$0.153	$0.372
Less distributions
From net investment income	$(0.502)		$(0.539)	$(0.576)	$(0.581)	$(0.623)
From paid-in capital	—		—	—	(0.022)	(0.049)
Total distributions	$(0.502)		$(0.539)	$(0.576)	$(0.603)	$(0.672)
Net asset value — End of year	$7.480		$7.610	$7.670	$7.160	$7.610
Total Return(4)	5.21	%(5)	6.45%	15.68%	1.95%	4.90%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$148,541		$103,355	$74,117	$45,414	$44,603
Ratios (As a percentage of average daily net assets):
Expenses(6)	1.77%		1.81%	1.86%	1.93%	1.96%
Expenses after custodian fee reduction(6)	1.77%		1.81%	1.86%	1.93%	1.96%
Net investment income	2.91%		2.89%	3.53%	5.69%	7.89%
Portfolio Turnover of the Strategic Income Portfolio	59%		55%	71%	63%	54%
Portfolio Turnover of the High Income Portfolio	62%		80%	122%	88%	—
Portfolio Turnover of the Floating Rate Portfolio	57%		67%	—	—	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.2632979-for-1 stock split effective on November 11, 2005.

(3)  The Fund, through its investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income per share by $0.089, decrease net realized and unrealized loss per share by $0.089 and decrease the ratio of net investment income to average net assets from 6.88% to 5.69%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(6)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements

9

Eaton Vance Strategic Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Strategic Income Fund (the Fund) is a series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund is structured as a fund-of-funds and as of October 31, 2005, invested all of its investable assets in interests in three Portfolios: Strategic Income Portfolio, High Income Portfolio, and Floating Rate Portfolio (the Portfolios), which are New York Trusts. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Strategic Income Portfolio, High Income Portfolio, and Floating Rate Portfolio (99.9%, 5.5%, and 1.8%, respectively, at October 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Strategic Income Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. See Note 8 for further information on the results of operations of High Income Portfolio and Floating Rate Portfolio. A copy of the financial statements of High Income Portfolio and Floating Rate Portfolio are available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD) by calling 1-800-225-6265.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Strategic Income Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Investments listed on securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Investments listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and ask prices. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Floating Rate Portfolio's valuation policies are as follows: Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Portfolio's investment adviser under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a Matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt

10

Eaton Vance Strategic Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the mean of the closing bid and asked prices for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be based on dealer quotations. Short-term obligations which mature in sixty days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. OTC options are valued at the mean between the bid and the asked price provided by dealers. Financial futures contracts and options thereon listed on the commodity exchanges and exchange traded options are valued at closing settlement prices. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value as determined in good faith by or at the direction of the Trustees.

B  Income — The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At October 31, 2005, the Fund, for Federal income tax purposes, had a capital loss carryover of $37,184,528 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2006 ($1,611,493), October 31, 2007 ($7,933,008), October 31, 2009 ($9,854,300), October 31, 2010 ($14,208,464), October 31, 2011 ($1,234,272) and October 31, 2012 ($2,342,991). At October 31, 2005, the amount of the tax basis capital loss carryforward differed from the accumulated net realized loss due primarily to the timing of recording gain/loss on certain futures contracts. In the year ended October 31, 2005, capital loss carryover of $372,654 was utilized to offset net realized gains.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

11

Eaton Vance Strategic Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

For the year ended October 31, 2005, no credits were used to reduce the Fund's custodian fee.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are ordinarily paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended October 31, 2005 and October 31, 2004 was as follows:

	Year Ended October 31,
	2005	2004
Distributions declared from:
Ordinary income	$36,649,527	$29,494,244

During the year ended October 31, 2005, accumulated overdistributed net investment income was decreased by $20,310,777, accumulated net realized loss was increased by $17,255,262 and paid-in capital was decreased by $3,055,515, primarily due to differences between book and tax accounting for financial futures contracts, swaps, and foreign currency transactions; amortization/accretion; and paydown losses. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,916,904
Capital loss carryforwards	$(37,184,528)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences between book and tax policies for swap contracts, financial futures contracts, straddles and the timing of recognizing distributions to shareholders.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2005	2004
Sales	17,751,914	11,264,577
Issued to shareholders electing to receive payments of distributions in Fund shares	1,041,682	590,344
Redemptions	(9,285,301)	(3,805,406)
Exchange from Class B shares	557,285	6,108,174
Net increase	10,065,580	14,157,689

12

Eaton Vance Strategic Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class B	2005	2004
Sales	6,285,187	7,732,706
Issued to shareholders electing to receive payments of distributions in Fund shares	669,200	711,284
Redemptions	(5,280,517)	(5,121,629)
Exchange to Class A shares	(588,236)	(6,452,600)
Net increase (decrease)	1,085,634	(3,130,239)
	Year Ended October 31,
Class C	2005(1)	2004(1)
Sales	8,902,060	6,003,947
Issued to shareholders electing to receive payments of distributions in Fund shares	529,300	405,953
Redemptions	(3,167,321)	(2,484,063)
Net increase	6,264,039	3,925,837

(1)  Transactions have been restated to reflect the effects of a 1.2632979-for-1 stock split effective on November 11, 2005.

4  Investment Adviser Fee and Other Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolio's Notes to financial statements. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations. EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2005, EVM earned $30,010 in sub-transfer agent fees. The Fund was informed that EVD, a subsidiary of EVM and the Fund's principal underwriter, received $108,016 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2005.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD, amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 4.5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended October 31, 2005, the Fund paid or accrued $1,474,279 and $968,062, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $35,468,000 and $10,837,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for the fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales and commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended October 31, 2005 amounted to $516,157, $491,426, and $322,687 for Class A, Class B, and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net

13

Eaton Vance Strategic Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC charges received on Class B and Class C redemptions when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. The Fund has been informed that EVD received approximately $24,000, $635,000 and $33,000 of CDSC paid by shareholders of Class A, Class B and Class C shares, respectively, during the year ended October 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Strategic Income Portfolio for the year ended October 31, 2005, aggregated $258,350,420 and $194,304,717, respectively. Decreases in the Fund's investment in the High Income Portfolio for the year ended October 31, 2005 aggregated $15,000,000. Increases in the Fund's investment in the Floating Rate Portfolio for the year ended October 31, 2005 aggregated $48,000,000.

8  Investment in Portfolios

For the year ended October 31, 2005, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

	Strategic Income Portfolio	High Income Portfolio	Floating Rate Portfolio	Total
Interest income (net of foreign taxes of $72,160, $0, $0 and $72,160, respectively)	$14,487,231	$5,360,485	$4,900,725	$24,748,441
Dividend income	210,708	26,315	39	237,062
Expenses	(2,478,100)	(360,523)	(504,511)	(3,343,134)
Net investment income	$12,219,839	$5,026,277	$4,396,253	$21,642,369
Net realized gain (loss) —
Investment transactions	$(331,502)	$1,231,833	$(241,880)	$658,451
Financial futures contracts	(263,392)			(263,392)
Swap contracts	4,197,194	(667)	13,768	4,210,295
Foreign currency and forward foreign currency exchange contracts	12,871,381	2,694	66,569	12,940,644
Net realized gain (loss)	$16,473,681	$1,233,860	$(161,543)	$17,545,998
Change in unrealized appreciation (depreciation)
Investments	$(2,560,516)	$(2,129,510)	$39,153	$(4,650,873)
Financial futures contracts	592,831			592,831
Swap contracts	(2,353,249)	13,978	3,591	(2,335,680)
Foreign currency and forward foreign currency exchange contracts	(1,682,919)	438	63,166	(1,619,315)
Net change in unrealized appreciation (depreciation)	$(6,003,853)	$(2,115,094)	$105,910	$(8,013,037)

9  Stock Split

On October 17, 2005, the Trustees of the Fund approved a 1.2632979-for-1 stock split for Class C shares, effective November 11, 2005. The stock split will have no impact on the overall value of a shareholder's investment in the Fund.

14

Eaton Vance Strategic Income Fund as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Eaton Vance Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Strategic Income Fund (the "Fund"), a series of Eaton Vance Mutual Funds Trust, at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2005

15

Eaton Vance Strategic Income Fund as of October 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Strategic Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Bonds & Notes — 104.7%
Security	Principal		U.S. $ Value
Brazil — 1.4%
Republic of Brazil, 12.50%, 1/5/16	BRL	13,740,000	$5,765,035
Total Brazil (identified cost $5,753,689)			$5,765,035
Colombia — 1.5%
Republic of Colombia, 11.75%, 3/1/10	COP	12,139,000,000	5,924,050
Total Colombia (identified cost $5,094,104)			$5,924,050
Indonesia — 1.3%
APP Finance VI, 0.00%, 11/18/12(1)(2)(3)		$4,000,000	$120,000
APP Finance VII, 3.50%, 4/30/03(1)(2)(3)		2,000,000	230,000
DGS International Finance, 10.00%, 6/1/07(1)(3)		2,000,000	32,000
Indah Kiat International Finance, 12.50%, 6/15/06(1)(3)		1,000,000	625,000
Indonesia Recapital, 14.00%, 6/15/09	IDR	45,000,000,000	4,495,824
Total Indonesia (identified cost $11,234,961)			$5,502,824
Morocco — 0.1%
Snap Ltd., 11.50%, 1/29/09 DEM		716,595	$438,843
Total Morocco (identified cost $368,988)			$438,843
New Zealand — 2.2%
New Zealand Government, 7.00%, 7/15/09	NZD	12,600,000	$9,073,800
Total New Zealand (identified cost $8,897,204)			$9,073,800
Philippines — 0.2%
Bayan Telecommunications, 13.50%, 7/15/06(1)(3)(4)		$2,000,000	$860,000
Total Philippines (identified cost $1,917,237)			$860,000
United States — 97.8%
Corporate Bonds & Notes — 1.2%
Baltimore Gas and Electric, 6.73%, 6/12/12		$400,000	$427,896

Security	Principal	U.S. $ Value
United States (continued)
BellSouth Capital Funding, 6.04%, 11/15/26	$300,000	$303,568
Coca-Cola Enterprise, 7.00%, 10/1/26	375,000	429,528
Eaton Corp., 8.875%, 6/15/19	500,000	644,717
Ford Holdings, 9.30%, 3/1/30	1,000,000	842,500
Ingersoll-Rand Co., 6.48%, 6/1/25	1,050,000	1,160,970
US Bancorp, 7.50%, 6/1/26	840,000	1,024,088
Total Corporate Bonds & Notes (identified cost, $4,651,592)		$4,833,267
Collateralized Mortgage Obligations — 14.1%
Federal Home Loan Mortgage Corp., Series 1548, Class Z, 7.00%, 7/15/23	$1,265,106	$1,327,238
Federal Home Loan Mortgage Corp., Series 1817, Class Z, 6.50%, 2/15/26	1,015,338	1,058,123
Federal Home Loan Mortgage Corp., Series 1927, Class ZA, 6.50%, 1/15/27	3,974,299	4,120,868
Federal Home Loan Mortgage Corp., Series 4, Class D, 8.00%, 12/25/22	979,132	1,042,052
Federal National Mortgage Association, Series 1992-180, Class F, 5.213%, 10/25/22(5)	4,313,905	4,422,396
Federal National Mortgage Association, Series 1993-104, Class ZB, 6.50%, 7/25/23	1,367,225	1,425,959
Federal National Mortgage Association, Series 1993-141, Class Z, 7.00%, 8/25/23	3,120,569	3,304,264
Federal National Mortgage Association, Series 1993-16, Class Z, 7.50%, 2/25/23	4,250,107	4,484,063
Federal National Mortgage Association, Series 1993-79, Class PL, 7.00%, 6/25/23	2,875,529	3,024,795
Federal National Mortgage Association, Series 1994-63, Class PJ, 7.00%, 12/25/23	7,958,551	8,096,049
Federal National Mortgage Association, Series 1994-79, Class Z, 7.00%, 4/25/24	3,747,858	3,970,736
Federal National Mortgage Association, Series 1994-89, Class ZQ, 8.00%, 7/25/24	2,414,493	2,579,583
Federal National Mortgage Association, Series 1996-35, Class Z, 7.00%, 7/25/26	953,713	1,007,595
Federal National Mortgage Association, Series 2000-49, Class A, 8.00%, 3/18/27	3,310,524	3,508,263
Federal National Mortgage Association, Series 2001-37, Class GA, 8.00%, 7/25/16	1,039,471	1,094,468
Federal National Mortgage Association, Series G93-1, Class K, 6.675%, 1/25/23	4,622,083	4,793,431
Government National Mortgage Association, Series 2001-35, Class K, 6.45%, 10/26/23	1,043,454	1,081,483
Government National Mortgage Association, Series 2002-48, Class OC, 6.00%, 9/16/30	5,000,000	5,100,157

See notes to financial statements

17

Strategic Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal	U.S. $ Value
United States (continued)
Merrill Lynch Trust, Series 45, Class Z, 9.10%, 9/20/20	$2,522,091	$2,524,439
Total Collateralized Mortgage Obligations (identified cost, $59,476,641)		$57,965,962
Mortgage Pass-Throughs — 78.2%
Federal Home Loan Mortgage Corp.:
6.00% with maturity at 2024	$8,916,925	$9,105,759
6.50% with various maturities to 2024	6,251,892	6,481,879
7.00% with various maturities to 2024	4,381,699	4,605,511
7.31% with maturity at 2026	821,169	870,880
7.50% with various maturities to 2026	15,934,703	17,000,495
7.95% with maturity at 2022	1,215,717	1,315,145
8.00% with various maturities to 2021	459,056	478,197
8.15% with maturity at 2021	930,949	952,828
8.30% with maturity at 2021	603,117	657,671
8.47% with maturity at 2018	510,593	556,470
8.50% with various maturities to 2028	4,281,463	4,685,102
9.00% with various maturities to 2027	2,473,833	2,730,812
9.25% with various maturities to 2016	418,371	435,083
9.50% with various maturities to 2027	921,195	1,029,572
9.75% with various maturities to 2020	104,540	112,299
10.00% with various maturities to 2025	970,615	1,095,106
10.25% with maturity at 2013	258,540	273,546
10.50% with various maturities to 2021	1,451,297	1,673,834
11.00% with various maturities to 2019	2,439,557	2,795,710
11.25% with maturity at 2010	28,659	31,217
12.50% with various maturities to 2019	316,286	363,536
12.75% with maturity at 2013	24,166	26,975
13.25% with maturity at 2013	4,649	5,333
13.50% with maturity at 2019	28,109	32,330
		$57,315,290
Federal National Mortgage Association:
3.872% with various maturities to 2033(6)	$41,343,675	$41,664,760
3.926% with various maturities to 2035(6)	107,543,022	108,110,150
3.953% with maturity at 2035(6)	15,141,124	15,222,238
3.989% with maturity at 2022(6)	5,661,684	5,756,080
4.076% with maturity at 2025(6)	4,124,490	4,125,437
4.276% with maturity at 2024(6)	3,417,865	3,467,303
4.28% with maturity at 2023(6)	914,557	916,987
4.906% with maturity at 2028(6)	1,231,899	1,262,312
6.50% with various maturities to 2028	9,132,643	9,453,316
7.00% with various maturities to 2024	2,214,238	2,321,633
7.50% with various maturities to 2026	16,092,127	17,031,283
8.00% with various maturities to 2028	18,000,270	19,331,642
8.50% with various maturities to 2026	592,179	621,879
8.91% with maturity at 2010	271,452	285,226
9.00% with various maturities to 2024	1,883,068	2,051,714
9.03% with maturity at 2028	2,528,572	2,786,127
9.50% with various maturities to 2030	3,807,427	4,235,872

Security	Principal	U.S. $ Value
United States (continued)
10.50% with maturity at 2020	$190,390	$220,401
11.00% with various maturities to 2025	219,483	249,683
11.50% with maturity at 2019	244,809	280,445
12.00% with maturity at 2015	152,880	176,037
12.50% with maturity at 2015	853,522	982,324
12.75% with maturity at 2014	25,860	30,931
13.00% with various maturities to 2015	319,407	373,590
13.50% with various maturities to 2015	151,965	176,627
14.75% with maturity at 2012	522,575	622,278
		$241,756,275
Government National Mortgage Association:
7.00% with various maturities to 2024	$4,529,717	$4,775,512
7.50% with various maturities to 2028	5,760,664	6,146,385
7.75% with maturity at 2019	49,736	53,492
8.00% with various maturities to 2023	2,220,839	2,398,985
8.30% with various maturities to 2020	604,036	653,590
8.50% with various maturities to 2021	407,143	439,413
9.00% with various maturities to 2025	1,563,456	1,724,507
9.50% with various maturities to 2026	4,896,661	5,514,838
12.50% with maturity at 2019	377,161	435,205
13.50% with maturity at 2014	26,993	32,641
		$22,174,568
Total Mortgage Pass-Throughs (identified cost, $321,450,779)		$321,246,133
Auction Rate Certificates — 3.8%
Brazos Student Finance Corp., Series 2004A-4, Variable Rate, 3.90%, 3/1/40(6)	$4,250,000	$4,250,000
Brazos Student Finance Corp., Series 2004A-6, Variable Rate, 3.92%, 3/1/40(6)	1,000,000	1,000,000
Colorado Educational and Cultural Facilities Authority, (The Nature Conservancy), Variable Rate Demand Note, 3.90%, 7/1/32(6)	7,800,000	7,800,000
Colorado Educational and Cultural Facilities Authority, (The Nature Conservancy), Variable Rate Demand Note, 3.93%, 7/1/32(6)	2,475,000	2,475,000
Total Auction Rate Certificates (identified cost, $15,525,000)		$15,525,000
U.S. Treasury Obligations — 0.5%
United States Treasury Bond, 7.875%, 2/15/21(7) — (identified cost, $1,828,006)	$1,500,000	$1,994,473
Total United States (identified cost $402,932,018)		$401,564,835

See notes to financial statements

18

Strategic Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal	U.S. $ Value
Vietnam — 0.2%
Socialist Republic of Vietnam, 6.875%, 1/15/16(4)	$1,000,000	$991,875
Total Vietnam (identified cost $982,230)		$991,875
Total Bonds & Notes (identified cost, $437,180,431)		$430,121,262
Common Stocks — 0.1%
Security	Shares	Value
Indonesia — 0.1%
Business Services — 0.1%
APP China(1)	8,155	$438,331
		$438,331
Total Indonesia (identified cost $1,522,635)		$438,331
Total Common Stocks (identified cost $1,522,635)		$438,331
Commercial Paper — 4.9%
Security	Principal Amount (000's omitted)	Value
Lafayette Asset Funding, 4.05%, 11/4/05	$20,000	$19,993,250
Total Commercial Paper (at amortized cost, $19,993,250)		$19,993,250
Short-Term Investments — 1.6%
Security	Principal	Value
Investors Bank and Trust Company Time Deposit, 4.03%, 11/1/05	$6,410,000	$6,410,000
Total Short-Term Investments (at amortized cost, $6,410,000)		$6,410,000

Call Options Purchased — 0.1%
Security	Contracts	Value
Kospi 200 Index, Expires 3/12/07, Strike Price 143.946	37,083	$547,214
Taiwan SE Index, Expires 3/12/07, Strike Price 6808.125	32	84,775
Total Call Options Purchased (at identified cost, $641,471)		$631,989
Total Investments — 111.4% (identified cost $465,747,787)		$457,594,832
Other Assets, Less Liabilities — (11.4)%		$(46,915,129)
Net Assets — 100.0%		$410,679,703

BRL - Brazilian Real

COP - Colombian Peso

DEM - Deutsche Mark

IDR - Indonesian Rupiah

NZD - New Zealand Dollar

(1)  Non-income producing security.

(2)  Convertible bond.

(3)  Defaulted security.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the aggregate value of the securities is $1,851,875 or 0.5% of the net assets.

(5)  Floating-Rate.

(6)  Adjustable rate securities. Rates shown are the rates at period end.

(7)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(8)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

See notes to financial statements

19

Strategic Income Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value (identified cost, $465,747,787)	$457,594,832
Cash	2,680
Deposit for funded swap	2,510,435
Receivable for investments sold	44,918
Receivable for open swap contracts	581,931
Interest and dividends receivable	2,781,213
Receivable for open forward foreign currency contracts	780,360
Receivable for daily variation margin on open financial futures contracts	184,315
Total assets	$464,480,684
Liabilities
Payable for investments purchased	$50,562,947
Payable for open swap contracts	2,001,584
Payable for open forward foreign currency contracts	981,406
Payble to affiliate for investment advisory fees	150,049
Payable to affiliate for Trustees' fees	1,606
Accrued expenses	103,389
Total liabilities	$53,800,981
Net Assets applicable to investors' interest in Portfolio	$410,679,703
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$419,790,640
Net unrealized depreciation (computed on the basis of identified cost)	(9,110,937)
Total	$410,679,703

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Interest (net of foreign taxes, $72,160)	$14,487,232
Dividends	210,708
Total investment income	$14,697,940
Expenses
Investment adviser fee	$1,650,371
Administration fee	566,827
Trustees' fees and expenses	17,172
Custodian fee	135,160
Legal and accounting services	100,424
Miscellaneous	9,012
Total expenses	$2,478,966
Deduct — Reduction of custodian fee	$866
Total expense reductions	$866
Net expenses	$2,478,100
Net investment income	$12,219,840
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(331,502)
Financial futures contracts	(263,392)
Swap contracts	4,197,194
Foreign currency and forward foreign currency exchange contract transactions	12,871,381
Net realized gain	$16,473,681
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,560,516)
Financial futures contracts	592,831
Swap contracts	(2,353,249)
Foreign currency and forward foreign currency exchange contracts	(1,682,919)
Net change in unrealized appreciation (depreciation)	$(6,003,853)
Net realized and unrealized gain	$10,469,828
Net increase in net assets from operations	$22,689,668

See notes to financial statements

20

Strategic Income Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment income	$12,219,840	$9,677,972
Net realized gain from investments, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	16,473,681	12,666,844
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(6,003,853)	(1,734,244)
Net increase in net assets from operations	$22,689,668	$20,610,572
Capital transactions — Contributions	$258,350,420	$195,245,483
Withdrawals	(194,304,717)	(168,992,839)
Net increase in net assets from capital transactions	$64,045,703	$26,252,644
Net increase in net assets	$86,735,371	$46,863,216
Net Assets
At beginning of year	$323,944,332	$277,081,116
At end of year	$410,679,703	$323,944,332

See notes to financial statements

21

Strategic Income Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Supplementary Data

	Year Ended October 31,
	2005	2004	2003	2002(1)	2001
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	0.66%	0.68%	0.71%	0.77%	0.79%
Expenses after custodian fee reduction	0.66%	0.68%	0.71%	0.77%	0.79%
Net investment income	3.23%	3.10%	3.36%	5.88%	8.10%
Portfolio Turnover	59%	55%	71%	63%	54%
Total Return(2)	6.48%	6.97%	12.97%	5.25%	—
Net assets, end of year (000's omitted)	$410,680	$323,944	$277,081	$190,453	$179,492

(1)  The Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in the ratio of net investment income to average net assets from 7.32% to 5.88%. Ratios for the periods prior to October 31, 2001 have not been restated to reflect this change in presentation.

(2)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

See notes to financial statements

22

Strategic Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as an open-end investment company. The Portfolio was organized as a trust under the laws of the State of New York in 1992. The Portfolio's investment objective is to provide a high level of income and total return by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2005, Eaton Vance Strategic Income Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Most seasoned mortgage backed securities ("MBS") are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Debt securities (other than short-term obligations maturing in sixty days or less but including collateralized mortgage obligations and certain MBS), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Marketable securities that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and ask prices. When valuing foreign investments that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable or other instruments that have strong correlation to the fair-valued securities. Financial futures contracts and options thereon listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

C  Gains and Losses From Investment Transactions — Realized gains and losses from investment transactions are recorded on the basis of identified cost.

D  Income Taxes — The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

E  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest or currency exchange rates and

23

Strategic Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

investment purposes. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F  When-Issued and Delayed Delivery Transactions — The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Written Options — The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

K  Reverse Repurchase Agreements — The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Portfolio. The securities underlying such

24

Strategic Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily.

L  Total Return Swaps — The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Portfolio does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

M  Credit Default Swaps — The Portfolio may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

N  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, Investors Bank receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credits used to reduce the Portfolio's custodian fees are reported separately as a reduction of total expenses in the Statement of Operations. For the year ended October 31, 2005, $866 in credits were used to reduce the Portfolio's custodian fee.

O  Use of Estimates— The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

P  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

Q  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future

25

Strategic Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets (0.275% annually up to $500 million of average net assets) plus a percentage of gross income (i.e., income other than gains from the sale of investments and paydown gains/losses). Such percentages are reduced as average daily net assets and gross income exceed certain levels. For the year ended October 31, 2005, the fee was equivalent to 0.44% of the Portfolio's average net assets for such period and amounted to $1,650,371. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $566,827 for the year ended October 31, 2005.

Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2005.

4  Investment Transactions

The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At October 31, 2005, the Portfolio had invested approximately 4.71% of its net assets or approximately $19,333,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, and including paydowns on mortgage backed securities, for the year ended October 31, 2005 were as follows:

Purchases
Investments (non-U.S. Government)	$121,253,570
U.S. Government Securities	215,204,375
$336,457,945
Sales
Investments (non-U.S. Government)	$103,355,783
U.S. Government Securities	70,923,014
$174,278,797

5  Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts and swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are

26

Strategic Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

considered. A summary of obligations under these financial instruments at October 31, 2005 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date(s)	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
11/10/05	Euro 3,670,000	United States Dollar 4,422,350	24,709
11/14/05	Euro 4,220,000	United States Dollar 5,086,577	28,797
12/06/05	Euro 2,000,000	United States Dollar 2,492,798	92,893
11/08/05	Japanese Yen 1,050,000,000	United States Dollar 9,072,058	45,724
11/14/05	Japanese Yen 3,100,000,000	United States Dollar 26,909,722	242,505
			$434,628
Purchases
Settlement Date(s)	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
11/14/05	Icelandic Kroner 250,000,000	Euro 3,344,034	84,785
11/25/05	Icelandic Kroner 637,296,000	Euro 8,784,232	(119,998)
11/14/05	Indonesian Rupiah 113,000,000,000	United States Dollar 11,289,839	(135,313)
11/17/05	Indonesian Rupiah 120,000,000,000	United States Dollar 11,752,032	82,676
11/28/05	Korean Won 17,000,000,000	United States Dollar 16,241,521	106,938
11/02/05	Polish Zloty 38,300,000	Euro 9,559,227	(116,191)
11/14/05	Polish Zloty 49,434,800	Euro 12,599,348	(174,626)
11/30/05	Polish Zloty 8,998,014	Euro 2,296,056	(38,040)
11/14/05	Romanian Leu 14,452,000	United States Dollar 4,836,033	(102,713)
10/27/06	Romanian Leu 27,425,000	Euro 7,432,249	(104,775)
11/17/05	Singapore Dollar 18,550,000	United States Dollar 10,969,840	(24,023)
11/14/05	Slovakia Koruna 709,532,000	Euro 18,227,862	(71,218)
11/30/05	Slovakia Koruna 594,500,000	Euro 15,290,048	(86,909)

Settlement Date(s)	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
11/17/05	Taiwan Dollar 187,000,000	United States Dollar 5,592,774	(7,600)
11/17/05	Thai Baht 306,000,000	United States Dollar 7,472,527	32,531
11/28/05	Thai Baht 460,000,000	United States Dollar 11,267,606	19,076
11/14/05	Turkish Lira 7,035,600	United States Dollar 5,182,762	2,487
11/29/05	Turkish Lira 2,700,000	United States Dollar 1,964,494	17,239
			$(635,674)
Futures Contracts

Expiration Date(s)	Contracts		Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)
12/05	35	Nikkei 225	Long	$2,205,000	$2,394,875	$189,875
12/05	36	DAX Index	Long	5,317,112	5,311,183	(5,929)
12/05	23 Japan 10 Year Bond		Short	(27,573,128)	(27,073,236)	499,892
						$683,838

Descriptions of the underlying instruments to Futures Contracts: Nikkei 225: The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. DAX Index: The German Stock Index is a total return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. Japan 10 Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

At October 31, 2005, the Portfolio had sufficient cash and/or securities to cover potential obligations arising from open futures and forward contracts, as well as margin requirements on open futures contracts.

Total Return Swaps

The Portfolio has entered into a total return swap agreement with Barclays Bank PLC whereby the Portfolio makes an initial payment of $2,510,118 to Barclays. In exchange, the Portfolio will receive a payment in Euros equal to the total return on 7,022,626 Romanian Leu based on the interest rate of 4.80% and the closing spot exchange rate between the Euro and the Romanian Leu at termination. The value of the contract, which terminates on December 6, 2005 is recorded as a payable for open swap contracts of $211,592 at October 31, 2005.

The Portfolio has entered into a total return swap agreement with Morgan Stanley and Co. International Limited whereby the Portfolio makes quarterly payments at a rate equal to the three-month LIBOR minus 2.50% on the notional amount of $5,000,000 plus the price depreciation of the MSCI Turkey Index on the same notional amount. In exchange, the Portfolio receives payments equal to the price appreciation of the MSCI Turkey Index on the same notional amount. The value of the contract, which terminates on May 18, 2006 is recorded as a receivable for open swap contracts of $389,594 at October 31, 2005.

27

Strategic Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Credit Default Swaps
Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
4,000,000	USD	4/6/2009	Agreement with JP Morgan Chase Bank dated 4/6/2004 to pay 3.60% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, JP Morgan Chase Bank agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to JP Morgan Chase Bank.	$(275,996)

10,000,000	USD	4/20/2010	Agreement with JP Morgan Chase Bank dated 4/1/2005 to pay 3.16% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, JP Morgan Chase Bank agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to JP Morgan Chase Bank.	(539,089)

5,000,000	USD	4/6/2014	Agreement with Morgan Stanley Capital Services Inc. dated 4/6/2004 to pay 4.05% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, Morgan Stanley Capital Services Inc. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to Morgan Stanley Capital Services Inc.	(471,445)

4,000,000	USD	1/29/2009	Agreement with Morgan Stanley Capital Services Inc. dated 1/29/2004 to pay 3.40% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, Morgan Stanley Capital Services Inc. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to Morgan Stanley Capital Services Inc.	(248,181)

50,000,000	USD	6/20/2015	Agreement with Goldman Sachs Capital Markets L.P., dated 6/16/2005 to pay 0.29% per year times the notional amount. In exchange for that periodic payment, upon a default event in Greece, Goldman Sachs Capital Markets L.P. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Greece to Goldman Sachs Capital Markets L.P.	(255,281)

30,000,000	USD	6/20/2020	Agreement with Goldman Sachs Capital Markets L.P., dated 3/23/2005 to pay 0.20% per year times the notional amount. In exchange for that periodic payment, upon a default event in Greece, Goldman Sachs Capital Markets L.P. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Greece to Goldman Sachs Capital Markets L.P.	109,211

20,000,000	USD	6/20/2020	Agreement with Credit Suisse First Boston dated 3/23/2005 to pay 0.195% per year times the notional amount. In exchange for that periodic payment, upon a default event in Greece, Credit Suisse First Boston agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Greece to Credit Suisse First Boston.	83,126

28

Strategic Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$465,198,118
Gross unrealized appreciation	$8,108,633
Gross unrealized depreciation	(15,711,919)
Net unrealized depreciation	$(7,603,286)

The net unrealized depreciation on foreign currency, swaps, forwards and futures contracts at October 31, 2005 on a federal income tax basis was $957,982.

29

Strategic Income Portfolio as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Strategic Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Strategic Income Portfolio (the "Portfolio") at October 31, 2005, and the results of its operations, the changes in its net assets, and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2005

30

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

The Eaton Vance Strategic Income Fund (the "Fund") is a fund of funds that may invest in five Portfolios: Strategic Income, Boston Income, Floating Rate, High Income and Investment Grade Income Portfolios (together, the "Portfolios"), for which Boston Management and Research serves as investment adviser. The Fund will invest primarily (over 50% of net assets) in Strategic Income Portfolio. The investment advisory agreements between the investment adviser and the Portfolios each provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreements between the Portfolios and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of each Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of the Fund to those of comparable funds;

•  Information regarding Fund investment performance (including on a risk-adjusted basis) in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets including in particular the valuation of senior loan portfolios and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Portfolio for the services described therein.

The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreements. The Special Committee noted the benefits of the investment adviser's extensive in-house research capabilities and the other resources available to the investment adviser. In addition, for Boston Income Portfolio and High Income Portfolio, the Special Committee considered the investment adviser's high-yield portfolio management team, including portfolio managers who perform their own investment and credit analysis and analysts who evaluate issuers' financial resources, operating history and sensitivity to economic conditions. For the Floating Rate Portfolio, the Special Committee noted the experience of the 26 bank loan investment professionals and other personnel who would provide services under the Floating Rate Portfolio's investment advisory agreement, including four portfolio managers and 15 analysts. Many of these portfolio managers and analysts have previous experience working for commercial banks and other lending institutions. The Special Committee also took into account the time and attention to be devoted by senior management to the Portfolios and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolios and concluded that the human resources available at the investment adviser were appropriate to fulfill its duties on behalf of the Portfolios.

In its review of comparative information with respect to the Fund's investment performance (including on a risk-adjusted basis) the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by each Portfolio are within the

31

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolios and for all Eaton Vance funds as a group. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and Portfolios and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from managing each of the Strategic Income Portfolio, Floating Rate Portfolio and Investment Grade Income Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with such Portfolios and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements, including the fee structures, is in the interests of shareholders.

32

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Floating Rate Portfolio (FRP), High Income Portfolio (HIP), Investment Grade Income Portfolio (IGIP) and Strategic Income Portfolio (SIP) (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of HIP and SIP since 1992; of FRP and IGIP since 2000 and BIP since 2001	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolios.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1986; of HIP and SIP since 1993; of FRP and IGIP since 2000; of BIP since 2001 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunication services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner Covington & Burling, Washington, DC (1991-2000).	161	None

33

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of HIP and SIP since 1993; of FRP and IGIP since 2000 and BIP since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust, HIP and SIP since 1998; of FRP and IGIP since 2000 and of BIP since 2001	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of BIP and HIP	Vice President of HIP since 2000; of BIP since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	President of IGIP	Since 2002(2)	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

34

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of IGIP	Since 2002	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President of FRP	Since 2000	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust and SIP	Since 2002	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	President of FRP	Since 2002(2)	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	President of Strategic Income Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of BIP and HIP	Since 2002(2)	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of IGIP	Since 2002(2)	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust and BIP, FRP, HIP and SIP	Treasurer of the Trust since 2005(2); of the Portfolios since 2002(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Ms. Kenyon served as Vice President of IGIP since 2001, Mr. Swaffield served as Vice President of FRP since 2000, Mr. Venezia served as Vice President of SIP since 1992, Mr. Weilheimer served as Vice President of BIP since 2001 and HIP since 1995, Mr. Austin served as Assistant Treasurer of IGIP since 2000 and Ms. Campbell served as Assistant Treasurer of BIP since 2001, FRP since 2000, HIP since 1993 and SIP since 1998. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

35

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Investment Adviser of Strategic Income Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Strategic Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer and Dividend Disbursing Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers, LLP

125 High Street

Boston, MA 02110

Eaton Vance Strategic Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

028-12/05  SISRC

Annual Report October 31, 2005

EATON VANCE
TAX-MANAGED
INTERNATIONAL
EQUITY
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Edward R. Allen, III

Eagle Global Advisors

Portfolio Manager

Thomas N. Hunt, III

Eagle Global Advisors

Portfolio Manager

The Fund

Performance for the Past Year

•        For the year ended October 31, 2005, the Fund’s Class A shares had a total return of 22.46%. This return was the result of an increase in net asset value (NAV) per share to $8.67 on October 31, 2005, from $7.08 on October 31, 2004.(1)

•        The Fund’s Class B shares had a total return of 21.56% for the same period, the result of an increase in NAV per share to $8.23 from $6.77.(1)

•        The Fund’s Class C shares had a total return of 21.60% for the same period, the result of an increase in NAV per share to $8.22 from $6.76.(1)

•        For comparison, the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) — a broad-based, unmanaged market index of international stocks – had a total return of 18.09% for the 12-month period.(2)

See pages 4 and 5 for more performance information, including after-tax returns.

Management Discussion

•        During the 12 months ended October 31, 2005, the international investment environment was positive, but mixed. A late 2004 rally, spurred by lower oil prices and stabilizing economic conditions, gave way to market consolidation through June, followed by a mild improvement through the end of the fiscal year. Overall, European and Asian markets outperformed their U.S. counterparts during the 12-month time frame, in spite of a strong U.S. dollar rally during this period that detracted from the performance of international markets. In April of 2005, international markets sold off, as oil and commodity prices came in sharply. This proved to be a buying opportunity, as prices rebounded to post new highs.

•        For the 12 months ended October 31, 2005, the Fund had positive returns, outperforming the benchmark index. The Portfolio’s overweighting of strong-performing sectors, such as energy and industrials, and our decision to underweight consumer discretionary and information technology added to performance. Additionally, the Portfolio’s small exposure to emerging markets also aided in the Fund’s outperformance of the benchmark. The Fund’s performance was affected by the Portfolio’s market capitalization and style focus: in an environment in which the value style of investing generally outperformed the growth style, and small-capitalization companies generally outperformed large-cap companies, the Portfolio’s emphasis on large-cap growth stocks dampened returns somewhat.

•        Individual stock selection made positive contributions to Fund returns over the period. Stocks adding relative value were found in consumer staples, industrials, energy, and materials.

•        Management added a number of new holdings during the period, including a major Japanese supermarket retailer, a U.K. tobacco company, and a Mexican discount retailer. In keeping with the Portfolio’s tax-management strategies, we endeavor to purchase stocks primarily from a long-term perspective, emphasizing capital appreciation and dividends that qualify for federal income taxation at long-term capital gains rates.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase. If sales charges were deducted, returns would be lower.

(2)       It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2005

FUND PERFORMANCE

Global Allocation*

By net assets

*                 Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Ten Largest Holdings**

By net assets

Total SA	3.8%
Mitsubishi Corp.	3.7
Mitsubishi Tokyo Financial Group	3.1
Roche Holding AG	2.9
Komatsu, Ltd.	2.4
Keppel Corp., Ltd.	2.4
Rio Tinto, Ltd.	2.3
UBS AG	2.2
Stolt Offshore SA	2.1
Canon, Inc.	2.0

**          Ten Largest Holdings represented 26.9% of Portfolio net assets as of October 31, 2005. Holdings are subject to change due to active management.

3

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B, and Class C of the Fund with that of the Morgan Stanley Capital International Europe, Australasia, and Far East (EAFE) Index, a broad-based, unmanaged market index of international stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, Class C, and the MSCI EAFE Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	22.46%	21.56%	21.60%
Five Years	-6.37%	-7.08%	-7.07%
Life of Fund†	-1.79%	-2.53%	-2.55%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	15.45%	16.56%	20.60%
Five Years	-7.48%	-7.45%	-7.07%
Life of Fund†	-2.56%	-2.53%	-2.55%

†                  Inception Dates – Class A: 4/22/98; Class B: 4/22/98; Class C: 4/22/98

*                 Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

**          Source: Thomson Financial. Investment operations commenced 4/22/98. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

4

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	22.46%	-6.37%	-1.79%
Return After Taxes on Distributions	22.65%	-6.27%	-1.71%
Return After Taxes on Distributions and Sale of Fund Shares	14.79%	-5.20%	-1.41%

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	15.45%	-7.48%	-2.56%
Return After Taxes on Distributions	15.63%	-7.38%	-2.47%
Return After Taxes on Distributions and Sale of Fund Shares	10.22%	-6.10%	-2.05%

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	21.60%	-7.07%	-2.55%
Return After Taxes on Distributions	21.80%	-6.95%	-2.47%
Return After Taxes on Distributions and Sale of Fund Shares	14.24%	-5.75%	-2.06%

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	20.60%	-7.07%	-2.55%
Return After Taxes on Distributions	20.80%	-6.95%	-2.47%
Return After Taxes on Distributions and Sale of Fund Shares	13.59%	-5.75%	-2.06%

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	21.56%	-7.08%	-2.53%
Return After Taxes on Distributions	21.77%	-6.96%	-2.45%
Return After Taxes on Distributions and Sale of Fund Shares	14.22%	-5.76%	-2.04%

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	16.56%	-7.45%	-2.53%
Return After Taxes on Distributions	16.77%	-7.33%	-2.45%
Return After Taxes on Distributions and Sale of Fund Shares	10.97%	-6.06%	-2.04%

Class A, Class B, and Class C of the Fund commenced investment operations on 4/22/98. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month-end, please refer to www.eatonvance.com.

5

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed International Equity Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)

Actual
Class A	$1,000.00	$1,131.80	$9.99
Class B	$1,000.00	$1,128.90	$14.01
Class C	$1,000.00	$1,127.60	$14.00

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.80	$9.45
Class B	$1,000.00	$1,012.00	$13.24
Class C	$1,000.00	$1,012.00	$13.24

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.86% for Class A shares, 2.61% for Class B shares, and 2.61% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $52,914,375)	$76,110,988
Receivable for Fund shares sold	230,669
Total assets	$76,341,657
Liabilities
Payable for Fund shares redeemed	$70,776
Payable to affiliate for distribution and service fees	45,801
Accrued expenses	82,641
Total liabilities	$199,218
Net Assets	$76,142,439
Sources of Net Assets
Paid-in capital	$168,911,104
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(115,919,784)
Accumulated net investment loss	(45,494)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	23,196,613
Total	$76,142,439
Class A Shares
Net Assets	$29,633,833
Shares Outstanding	3,417,044
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.67
Maximum Offering Price Per Share (100 ÷ 94.25 of $8.67)	$9.20
Class B Shares
Net Assets	$27,861,183
Shares Outstanding	3,384,985
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.23
Class C Shares
Net Assets	$18,647,423
Shares Outstanding	2,267,835
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.22
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $179,074)	$1,897,373
Interest allocated from Portfolio	15,722
Expenses allocated from Portfolio	(861,610)
Net investment income from Portfolio	$1,051,485
Expenses
Trustees' fees and expenses	$1,307
Distribution and service fees Class A	68,637
Class B	281,843
Class C	182,708
Transfer and dividend disbursing agent fees	195,968
Registration fees	68,109
Printing and postage	38,692
Legal and accounting services	19,071
Custodian fee	17,942
Miscellaneous	9,073
Total expenses	$883,350
Net investment income	$168,135
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$4,229,928
Foreign currency transactions	(140,622)
Net realized gain	$4,089,306
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$10,295,983
Foreign currency	(6,857)
Net change in unrealized appreciation (depreciation)	$10,289,126
Net realized and unrealized gain	$14,378,432
Net increase in net assets from operations	$14,546,567

See notes to financial statements

7

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment income (loss)	$168,135	$(90,888)
Net realized gain from investments and foreign currency transactions	4,089,306	5,534,103
Net change in unrealized appreciation (depreciation) from investments and foreign currency	10,289,126	3,609,965
Net increase in net assets from operations	$14,546,567	$9,053,180
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$4,927,186	$5,098,878
Class B	2,024,959	1,673,520
Class C	2,462,849	2,262,001
Class D	—	399,664
Cost of shares redeemed Class A	(5,677,410)	(7,800,685)
Class B	(7,027,365)	(5,993,370)
Class C	(5,171,725)	(5,411,241)
Class D	—	(150,268)
Net asset value of shares exchanged Class A	171,122	398,494
Class B	(171,122)	(398,494)
Net asset value of shares merged Class B	—	1,007,215
Class D	—	(1,007,215)
Redemption Fees	1,025	1,465
Net decrease in net assets from Fund share transactions	$(8,460,481)	$(9,920,036)
Net increase (decrease) in net assets	$6,086,086	$(866,856)
Net Assets
At beginning of year	$70,056,353	$70,923,209
At end of year	$76,142,439	$70,056,353
Accumulated net investment loss included in net assets
At end of year	$(45,494)	$(73,007)

See notes to financial statements

8

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value — Beginning of year	$7.080	$6.210	$5.330	$7.350	$12.070
Income (loss) from operations
Net investment income (loss)	$0.056	$0.026	$0.015	$(0.044)	$(0.045)
Net realized and unrealized gain (loss)	1.534	0.844	0.865	(1.976)	(4.656)
Total income (loss) from operations	$1.590	$0.870	$0.880	$(2.020)	$(4.701)
Less distributions
From net investment income	$—	$—	$—	$—	$(0.019)
Total distributions	$—	$—	$—	$—	$(0.019)
Redemption fees	$0.000 (2)	$0.000 (2)	$—	$—	$—
Net asset value — End of year	$8.670	$7.080	$6.210	$5.330	$7.350
Total Return(3)	22.46%	14.01%	16.51%	(27.48)%	(39.01)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$29,634	$24,714	$23,857	$27,929	$51,419
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.89%	2.08%	2.09%	1.82%	1.70%
Expenses after custodian fee reduction(4)	1.89%	2.08%	2.09%	1.82%	1.70%
Net investment income (loss)	0.70%	0.38%	0.28%	(0.64)%	(0.46)%
Portfolio Turnover of the Portfolio	39%	62%	100%	128%	31	%(5)
Portfolio Turnover of the Fund(6)	—	—	—	—	90%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Amounts represent less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.

(6)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.

See notes to financial statements

9

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value — Beginning of year	$6.770	$5.980	$5.170	$7.190	$11.880
Income (loss) from operations
Net investment loss	$(0.004)	$(0.026)	$(0.024)	$(0.092)	$(0.115)
Net realized and unrealized gain (loss)	1.464	0.816	0.834	(1.928)	(4.575)
Total income (loss) from operations	$1.460	$0.790	$0.810	$(2.020)	$(4.690)
Redemption fees	$0.000 (2)	$0.000 (2)	$—	$—	$—
Net asset value — End of year	$8.230	$6.770	$5.980	$5.170	$7.190
Total Return(3)	21.56%	13.21%	15.67%	(28.10)%	(39.48)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$27,861	$27,546	$27,764	$29,610	$50,444
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.64%	2.83%	2.84%	2.57%	2.45%
Expenses after custodian fee reduction(4)	2.64%	2.83%	2.84%	2.57%	2.45%
Net investment loss	(0.05)%	(0.40)%	(0.46)%	(1.38)%	(1.21)%
Portfolio Turnover of the Portfolio	39%	62%	100%	128%	31	%(5)
Portfolio Turnover of the Fund(6)	—	—	—	—	90%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Amounts represent less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.

(6)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.

See notes to financial statements

10

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value — Beginning of year	$6.760	$5.970	$5.160	$7.180	$11.860
Income (loss) from operations
Net investment loss	$(0.004)	$(0.025)	$(0.023)	$(0.091)	$(0.113)
Net realized and unrealized gain (loss)	1.464	0.815	0.833	(1.929)	(4.567)
Total income (loss) from operations	$1.460	$0.790	$0.810	$(2.020)	$(4.680)
Redemption fees	$0.000 (2)	$0.000 (2)	$—	$—	$—
Net asset value — End of year	$8.220	$6.760	$5.970	$5.160	$7.180
Total Return(3)	21.60%	13.23%	15.70%	(28.13)%	(39.46)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$18,647	$17,797	$18,616	$21,919	$37,263
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.64%	2.83%	2.84%	2.57%	2.45%
Expenses after custodian fee reduction(4)	2.64%	2.83%	2.84%	2.57%	2.45%
Net investment loss	(0.06)%	(0.39)%	(0.44)%	(1.38)%	(1.20)%
Portfolio Turnover of the Portfolio	39%	62%	100%	128%	31	%(5)
Portfolio Turnover of the Fund(6)	—	—	—	—	90%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Amounts represent less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.

(6)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.

See notes to financial statements

11

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. The Fund previously offered Class D shares. Such offering was discontinued during the year ended October 31, 2004. At the close of business on September 10, 2004, the Class D shares were merged into Class B shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed International Equity Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (50.2% at October 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $115,688,947 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2009 ($26,622,409), October 31, 2010 ($49,131,487) and October 31, 2011 ($39,935,051).

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

12

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Redemption Fee — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest distributions in shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended October 31, 2005, accumulated paid-in capital was decreased by $6, accumulated net investment loss was increased by $140,622 and accumulated net realized loss was decreased by $140,628 primarily due to differences between book and tax accounting for foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Ordinary income	$332,040
Capital loss carryforward	$(115,688,947)
Unrealized gain	$22,588,242

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2005	2004
Sales	615,868	748,080
Redemptions	(711,797)	(1,157,419)
Exchange from Class B shares	21,573	58,278
Net decrease	(74,356)	(351,061)
	Year Ended October 31,
Class B	2005	2004
Sales	264,394	257,121
Redemptions	(926,665)	(921,701)
Exchange to Class A shares	(22,670)	(60,698)
Merged from Class D shares	—	153,539
Net decrease	(684,941)	(571,739)
	Year Ended October 31,
Class C	2005	2004
Sales	324,572	345,933
Redemptions	(688,729)	(829,636)
Net decrease	(364,157)	(483,703)
	Year Ended October 31,
Class D	2005	2004(1)
Sales	—	56,160
Redemptions	—	(20,688)
Merged to Class B shares	—	(140,156)
Net decrease	—	(104,684)

(1)  Offering of Class D shares was discontinued during the year ended October 31, 2004 (see note 1).

Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. For the year ended October 31, 2005, the Fund received $1,025 in redemption fees on Class A shares.

13

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fees earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $10,809 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2005. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2005, EVM earned $15,853 in sub-transfer agent fees.

Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% (in the case of Class B) and 6.25% (in the case of Class C) of the aggregate amount received by the Fund for each class shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $211,382 and $137,031 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $3,546,000 and $6,429,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons amounting to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2005 amounted to $68,637, $70,461 and $45,677 for Class A, Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSCs received on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $77,000 and $1,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended October 31, 2005. EVD did not receive any CDSC fee for Class A shares for the year ended October 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $9,201,552 and $18,793,984, respectively, for the year ended October 31, 2005.

14

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and the Shareholders of Eaton Vance Tax-Managed International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed International Equity Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust), as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Managed International Equity Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2005

15

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of the qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $1,918,897, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund designates a foreign tax credit of $179,074 and recognizes foreign source income of $2,076,447.

16

Tax-Managed International Equity Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.8%
Security	Shares	Value
Aerospace and Defense — 1.3%
Empresa Brasileira de Aeronautica SA ADR	51,000	$1,978,290
		$1,978,290
Airport Operator / Development — 0.7%
BAA PLC	93,500	$1,015,971
		$1,015,971
Automobiles — 3.7%
Honda Motor Co., Ltd.	38,000	$2,113,471
Renault SA	7,500	649,179
Toyota Motor Corp.	60,000	2,782,348
		$5,544,998
Banking — 17.5%
Anglo Irish Bank Corp. PLC	77,400	$1,048,900
Australia and New Zealand Banking Group, Ltd.	68,500	1,208,377
Banco Bilbao Vizcaya Argentaria SA	66,700	1,175,521
Banco Santander Central Hispano SA	75,000	954,504
Bank of Ireland	66,500	1,011,861
Barclays PLC	300,000	2,973,481
BNP Paribas SA	15,000	1,137,041
Danske Bank A/S	26,700	836,961
DBS Group Holdings, Ltd.	172,000	1,555,462
HBOS PLC	50,000	738,726
HSBC Holdings PLC	151,780	2,385,135
Mitsubishi Tokyo Financial Group, Inc.	375	4,713,371
Orix Corp.	8,300	1,556,382
Societe Generale	10,300	1,175,777
Sumitomo Trust and Banking Co., Ltd. (The)	90,000	766,233
UBS AG	38,800	3,303,393
		$26,541,125
Beverages — 3.8%
Diageo PLC	90,000	$1,329,564
Fomento Economico Mexicano SA de C.V. ADR	44,000	2,991,560
SABMiller PLC	76,000	1,434,101
		$5,755,225

Security	Shares	Value
Business Services — 3.7%
Mitsubishi Corp.	290,000	$5,639,664
		$5,639,664
Chemicals — 0.9%
BASF AG	20,000	$1,441,512
		$1,441,512
Computer Software — 0.3%
UbiSoft Entertainment SA(1)	10,000	$460,894
		$460,894
Consumer Electronics — 2.6%
Canon, Inc.	57,500	$3,043,559
Samsung Electronics Co., Ltd.	1,570	838,963
		$3,882,522
Distribution / Wholesale / Retail — 3.5%
AEON Co., Ltd.	140,000	$2,908,992
Controladora Comercial Mexicana S.A. de C.V.	1,000,000	1,499,768
Esprit Holdings, Ltd.	130,000	920,939
		$5,329,699
Drugs — 5.5%
Novartis AG	41,000	$2,202,159
Roche Holding AG	29,500	4,401,440
Serono SA, Class B	1,700	1,098,580
Takeda Pharmaceutical Co., Ltd.	13,000	712,601
		$8,414,780
Engineering and Construction — 1.1%
Vinci SA	22,000	$1,719,210
		$1,719,210
Entertainment — 0.9%
Vivendi Universal SA	42,600	$1,340,109
		$1,340,109
Financial Services — 3.7%
Fortis	35,000	$995,804
Grupo Financiero Banorte S.A. de C.V.	125,000	1,064,729

See notes to financial statements

17

Tax-Managed International Equity Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Financial Services (continued)
ING Groep NV	90,439	$2,606,925
LG Card Co., Ltd.(1)	23,000	842,108
Mizuho Financial Group, Inc.(1)	5	33,381
		$5,542,947
Foods — 1.1%
Nestle SA	5,500	$1,635,446
		$1,635,446
Hotels and Motels — 0.8%
Shangri-La Asia, Ltd.	900,000	$1,262,336
		$1,262,336
Household Products / Food — 1.2%
Cadbury Schweppes PLC	180,000	$1,774,067
		$1,774,067
Industrial-Conglomerate — 2.4%
Keppel Corp., Ltd.	521,000	$3,570,857
		$3,570,857
Insurance — 2.3%
Aviva PLC	91,700	$1,083,090
AXA Company	85,900	2,486,718
		$3,569,808
Machinery — 2.4%
Komatsu, Ltd.	270,000	$3,597,823
		$3,597,823
Medical Products — 1.0%
Terumo Corp.	50,000	$1,516,767
		$1,516,767
Metals-Industrial — 4.7%
BHP Billiton, Ltd.	100,000	$1,549,816
Companhia Vale do Rio Doce ADR	55,000	2,029,500
Rio Tinto, Ltd.	82,500	3,485,903
		$7,065,219

Security	Shares	Value
Mining — 0.9%
Cameco Corp.	30,000	$1,434,000
		$1,434,000
Oil and Gas-Integrated — 11.5%
BP PLC	253,264	$2,806,020
ENI SPA	75,000	2,006,448
Norsk Hydro ASA	15,000	1,489,822
Petroleo Brasileiro SA ADR	45,000	2,581,650
Royal Dutch Shell PLC, Class B	40,858	1,333,021
Statoil ASA	65,000	1,444,012
Total SA	23,000	5,784,828
		$17,445,801
Oil and Gas-Services — 2.7%
Samchully Co., Ltd.	9,000	$977,697
Stolt Offshore SA(1)	300,000	3,116,923
		$4,094,620
Real Estate — 2.1%
Cheung Kong Holdings, Ltd.	160,000	$1,671,260
Sun Hung Kai Properties, Ltd.	155,000	1,471,063
		$3,142,323
Telecommunication Equipment — 1.0%
Nokia Oyj	90,000	$1,507,214
		$1,507,214
Telecommunication Services — 5.4%
BT Group PLC	730,000	$2,748,439
Deutsche Telekom AG	48,000	848,396
Philippine Long Distance Telephone Co. ADR	55,300	1,667,295
Vodafone Group PLC	727,954	1,911,526
Vodafone Group PLC ADR	36,000	945,360
		$8,121,016
Tobacco — 2.6%
British American Tobacco PLC	70,000	$1,540,616
Japan Tobacco, Inc.	150	2,371,479
		$3,912,095

See notes to financial statements

18

Tax-Managed International Equity Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Transportation — 2.3%
Canadian Pacific Railway, Ltd.	61,000	$2,510,746
Cosco Corp., Ltd.	800,000	1,041,618
		$3,552,364
Truck Manufacturer — 0.9%
Volvo AB	35,000	$1,439,333
		$1,439,333
Utilities-Electric — 3.3%
British Energy Group PLC(1)	100,000	$786,514
Enel SPA	152,000	1,223,582
Iberdrola SA	29,000	776,103
RWE AG	36,000	2,299,161
		$5,085,360
Utilities-Electrical and Gas — 2.0%
E. ON AG	15,340	$1,389,389
Endesa SA	34,000	843,724
Scottish and Southern Energy PLC	44,500	772,254
		$3,005,367
Total Common Stocks (identified cost $109,107,040)		$151,338,762

Short-Term Investments — 0.1%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.03%, 11/1/05	$140	$140,000
Total Short-Term Investments (at amortized cost, $140,000)		$140,000
Total Investments — 99.9% (identified cost $109,247,040)		$151,478,762
Other Assets, Less Liabilities — 0.1%		$121,846
Net Assets — 100.0%		$151,600,608

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

19

Tax-Managed International Equity Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
Australia	4.1%	$6,244,096
Belgium	0.7%	995,804
Brazil	4.3%	6,589,440
Canada	2.6%	3,944,746
Denmark	0.6%	836,961
Finland	1.0%	1,507,214
France	9.7%	14,753,756
Germany	3.9%	5,978,457
Hong Kong	3.5%	5,325,599
Ireland	1.4%	2,060,761
Italy	2.1%	3,230,029
Japan	20.9%	31,756,073
Mexico	3.7%	5,556,057
Netherlands	1.7%	2,606,925
Norway	4.0%	6,050,757
Philippines	1.1%	1,667,295
Republic of Korea	1.8%	2,658,767
Singapore	4.1%	6,167,937
Spain	2.5%	3,749,851
Sweden	0.9%	1,439,333
Switzerland	8.3%	12,641,018
United Kingdom	16.9%	25,577,886
Total Common Stocks	99.8%	$151,338,762
Short-Term Investments	0.1%	$140,000

See notes to financial statements

20

Tax-Managed International Equity Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value (identified cost, $109,247,040)	$151,478,762
Foreign currency, at value (identified cost, $6,609)	6,594
Interest and dividends receivable	207,915
Tax reclaim receivable	155,242
Total assets	$151,848,513
Liabilities
Payable to affiliate for investment advisory fees	$126,101
Payable for investments purchased	30,371
Due to custodian	28,888
Accrued expenses	62,545
Total liabilities	$247,905
Net Assets applicable to investors' interest in Portfolio	$151,600,608
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$109,375,304
Net unrealized appreciation (computed on the basis of identified cost)	42,225,304
Total	$151,600,608

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends (net of foreign taxes, $345,201)	$3,669,758
Interest	30,556
Total investment income	$3,700,314
Expenses
Investment adviser fee	$1,433,736
Trustees' fees and expenses	7,450
Custodian fee	186,759
Legal and accounting services	30,632
Miscellaneous	9,264
Total expenses	$1,667,841
Net investment income	$2,032,473
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$6,566,334
Foreign currency transactions	(271,512)
Net realized gain	$6,294,822
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$21,432,726
Foreign currency	(13,529)
Net change in unrealized appreciation (depreciation)	$21,419,197
Net realized and unrealized gain	$27,714,019
Net increase in net assets from operations	$29,746,492

See notes to financial statements

21

Tax-Managed International Equity Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment income	$2,032,473	$1,517,905
Net realized gain from investments and foreign currency transactions	6,294,822	8,799,001
Net change in unrealized appreciation (depreciation) from investments and foreign currency	21,419,197	6,269,258
Net increase in net assets from operations	$29,746,492	$16,586,164
Capital transactions — Contributions	$9,201,552	$27,502,487
Withdrawals	(19,362,515)	(20,527,595)
Net increase (decrease) in net assets from capital transactions	$(10,160,963)	$6,974,892
Net increase in net assets	$19,585,529	$23,561,056
Net Assets
At beginning of year	$132,015,079	$108,454,023
At end of year	$151,600,608	$132,015,079

See notes to financial statements

22

Tax-Managed International Equity Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2005	2004	2003	2002	2001(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	1.16%	1.21%	1.23%	1.20%	1.23	%(2)
Expenses after custodian fee reduction	1.16%	1.21%	1.23%	1.20%	1.23	%(2)
Net investment income (loss)	1.42%	1.24%	1.15%	(0.01)%	(0.59	)%(2)
Portfolio Turnover	39%	62%	100%	128%	31%
Total Return(3)	23.36%	15.04%	17.52%	(27.07)%	—
Net assets, end of year (000's omitted)	$151,601	$132,015	$108,454	$95,920	$139,518

(1)  For the period from the start of business July 23, 2001, to October 31, 2001.

(2)  Annualized.

(3)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

See notes to financial statements

23

Tax-Managed International Equity Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2005, the Eaton Vance Tax-Managed International Equity Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 50.2% and 49.6% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Income Taxes — The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Financial Futures Contracts — Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

24

Tax-Managed International Equity Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Put Options — Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

K  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 1.00% annually of the

25

Tax-Managed International Equity Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

average daily net assets of the Portfolio up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2005, the advisory fee amounted to $1,433,736. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Eagle Global Advisors, L.L.C. ("Eagle"). BMR pays Eagle a monthly sub-advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and sub-adviser fees. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $55,533,686 and $62,727,475, respectively, for the year ended October 31, 2005.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$110,034,343
Gross unrealized appreciation	$41,501,729
Gross unrealized depreciation	(57,310)
Net unrealized appreciation	$41,444,419

The net unrealized depreciation on foreign currency at October 31, 2005 was $6,418.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2005.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2005.

7  Overdraft Advances

Pursuant to the custodian agreement between the Portfolio and IBT, IBT may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft by the Portfolio, the Portfolio is obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently a rate above the federal funds rate). This obligation is payable on demand to IBT. IBT has a lien on the Portfolio's assets to the extent of any overdraft. At October 31, 2005, payment due to IBT pursuant to the foregoing arrangement was $28,888.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds

26

Tax-Managed International Equity Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

27

Tax-Managed International Equity Portfolio as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the Portfolio), ncluding the portfolio of investments as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the four years in the period then ended, and for the period from the start of business, July 23, 2001, to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate for the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Tax-Managed International Equity Portfolio as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and the period from the start of business, July 23, 2001 to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2005

28

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The investment advisory agreement between Tax-Managed International Equity Portfolio (the "Portfolio") and the investment adviser, Boston Management and Research, and the investment sub-advisory agreement between the investment adviser and the sub-adviser, Eagle Global Advisors, L.L.C. ("Eagle"), each provide that the agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory and sub-advisory agreements, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory and sub-advisory agreements. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Tax-Managed International Equity Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as the result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance and Eagle, where applicable, on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser and the sub-adviser. In so doing, the Special Committee considered their management capabilities with respect to the types of investments held by the Portfolio, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory and sub-advisory agreements. The Special Committee specifically noted the investment adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser and sub-adviser were appropriate to fulfill effectively their duties on behalf of the Portfolio.

In its review of comparative information with regard to investment performance, the Special Committee noted that since assuming responsibility for day-to-day portfolio management in May 2004, Eagle has taken actions to improve the performance of the Fund, such as significantly restructuring portfolio holdings. The Special Committee concluded that it is appropriate to allow reasonable time to evaluate the effectiveness of these actions.

With respect to its review of investment advisory and sub-advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the asset size of the Fund, the Fund's expense ratio is reasonable.

29

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS CONT'D

In addition to the factors mentioned above, the Special Committee reviewed the level of profits of the investment adviser in providing investment management services for the Portfolio and for all Eaton Vance funds as a group. The Special Committee also reviewed the implementation of a soft dollar reimbursement program pursuant to which the Portfolio may receive reimbursement payments in respect of third party research services obtained by the investment adviser or sub-adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser and sub-adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Special Committee also concluded that, in light of its role as a sub-adviser not affiliated with the Portfolio's investment adviser, Eagle's profitability in managing the Portfolio was not a material factor. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser and sub-adviser appear to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory and sub-advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory and sub-advisory agreements, including the fee structures, is in the interests of shareholders.

30

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of the Portfolio since 1998	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Noninterested Trustees(s)

Benjamin C. Esty 1/26/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 1998 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner Covington & Burling, Washington, DC (1991-2000).	161	None

31

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 1998	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investement trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 7/5/60	Vice President of the Portfolio	Since 2004	Partner and Chairman of the International Investment Committee of Eagle Global Advisors, L.L.C. Officer of 1 registered investment company managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Thomas N. Hunt, III 11/6/64	Vice President of the Portfolio	Since 2004	Partner of Eagle Global Advisors, L.L.C. Officer of 1 registered investment company managed by EVM or BMR.

32

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM and BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust; President of the Portfolio	Vice President of the Trust since 2001; President of the Portfolio since 2002	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Kristin S. Anagnost 6/12/65	Treasurer of the Portfolio	Since 2002(2)	Assistant Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(3)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997; of the Portfolio since 1998	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Ms. Anagnost served as Assistant Treasurer of the Portfolio since 1998.

(3)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

33

Investment Adviser of Tax-Managed International Equity Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Tax-Managed International Equity Portfolio
Eagle Global Advisors, L.L.C.

5847 San Felipe, Suite 930
Houston, TX 77057

Administrator of Eaton Vance Tax-Managed International Equity Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed International Equity Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

038-12/05  IGSRC

Annual Report October 31, 2005

EATON VANCE
TAX-MANAGED
MID-CAP
CORE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. The Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

William R. Hackney, III

The Fund

Performance for the Past Year

•                  For the year ended October 31, 2005, the Fund’s Class A shares had a total return of 9.67%. This return was the result of an increase in net asset value (NAV) per share to $12.36 on October 31, 2005, from $11.27 on October 31, 2004.(1)

•                  The Fund’s Class B shares had a total return of 8.87% during the same period, the result of an increase in NAV per share to $12.03 from $11.05.(1)

•                  The Fund’s Class C shares had a total return of 8.87% during the same period, the result of an increase in NAV per share to $12.03 from $11.05.(1)

•                  For comparison, the S&P 400 MidCap Index (the S&P 400) had a total return of 17.65% during the same period.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•                  The stock market posted solid gains for the year ended October 31, 2005, as a strong economic environment and robust corporate earnings growth offset the negative effects of continued interest rate hikes by the Federal Reserve.

•                  All 10 of the economic sectors constituting the S&P 400 posted gains for the year ended October 31, 2005. The leading group in the market was the energy sector, which posted a total return of almost 50%. The earnings of the energy sector benefited from sharply rising crude oil and natural gas prices, as well as accelerating demand for oil field services associated with increased exploration activity.(2)

•                  The lagging sectors within the S&P 400 included telecommunications services, with a total return of 3.6% for the year ended October 31, 2005, and the consumer discretionary sector, with a return of 9.1%.(2) The telecom sector continued to experience severe price competition for both wireless and wireline services. The consumer discretionary sectors, particularly the retailers, were buffeted by the negative impact of high gasoline prices this summer. The expectation of high heating oil prices this winter also weighed heavily on discretionary consumer spending.

•                  Not surprisingly, for the year ended October 31, 2005, the strongest gain in the Tax-Managed Mid-Cap Core Portfolio (the Portfolio) was achieved in its energy sector. Favorable stock selection in this sector enabled the Portfolio’s energy stocks to exceed the return in the S&P 400’s energy sector.(2) The Portfolio’s utilities, financials and health care stocks also achieved solid price gains during the period.

•                  Portfolio performance was weakest in the consumer discretionary and information technology sectors, which produced negative returns of -6.8% and -5.3%, respectively. Price declines by several of the Portfolio’s computer hardware, housing-related, and media-relatedstocks accounted for the lackluster performance in these sectors of the Portfolio.

•                  The Portfolio seeks to invest in a number of different industries, with a focus on stocks that, in management’s opinion, have attractive relative valuations and/ or potential for above-average sustainable growth. The past year has been particularly challenging for managers focused on these types of higher-quality securities, as many lower-quality issues posted strong price gains in a robust economic expansion.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2)       It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2005

FUND PERFORMANCE

•                  During the year ended October 31, 2005, the Portfolio generally increased its diversification among the various industry groups constituting the S&P 400, with the addition of stocks in the electric utility, regional bank, insurance, REIT, apparel retailing, food and homebuilding industries. As of October 31, 2005, the Portfolio held investments in nine of the S&P 400’s 10 economic sectors.

•                  Effective September 30, 2005, the team of investment professionals managing the Portfolio has changed. The day-to-day management of the Portfolio is the responsibility of a team of Atlanta Capital investment professionals that consists of William O. Bell IV, William R. Hackney, III and Marilyn Robinson Irvin. Mr. Bell, Vice President and Principal of Atlanta Capital, Mr. Hackney, Managing Partner and member of the Executive Committee of Atlanta Capital, and Ms. Irvin, Senior Vice President and Principal of Atlanta Capital, have been employed by Atlanta Capital for more than five years and manage other Atlanta Capital investment portfolios.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Common Stock Investments by Sector*

By net assets

*                 Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Holdings**

By net assets

National Oilwell Varco, Inc.	3.05%
Affiliated Managers Group	3.01%
Newfield Exploration Company	2.60%
Expeditors International of Washington, Inc.	2.57%
Varian Medical Systems, Inc.	2.55%
Legg Mason, Inc.	2.43%
C.H. Robinson Worldwide, Inc.	2.32%
CDW Corp.	2.16%
Bed, Bath & Beyond, Inc.	2.07%
Questar Corp.	2.05%

**          Ten Largest Holdings represented 24.81% of Portfolio net assets as of October 31, 2005. Holdings are subject to change due to active management.

3

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B, and Class C of the Fund with that of the S&P Midcap 400 Index, a broad-based, unmanaged market index of mid-cap stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, Class C and the S&P Midcap 400 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	9.67%	8.87%	8.87%
Life of Fund†	5.94%	5.16%	5.16%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	3.34%	3.87%	7.87%
Life of Fund†	4.25%	4.44%	5.16%

†Inception Dates – Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

*                 Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

**          Source: Thomson Financial. Class A, Class B, and Class C of the Fund commenced investment operations on 3/4/02. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

4

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Life of Fund

Return Before Taxes	9.67%	5.94%
Return After Taxes on Distributions	9.67%	5.94%
Return After Taxes on Distributions and Sale of Fund Shares	6.29%	5.11%

Returns at Public Offering Price (POP) (Class A)

	One Year	Life of Fund

Return Before Taxes	3.34%	4.25%
Return After Taxes on Distributions	3.34%	4.25%
Return After Taxes on Distributions and Sale of Fund Shares	2.17%	3.64%

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Life of Fund

Return Before Taxes	8.87%	5.16%
Return After Taxes on Distributions	8.87%	5.16%
Return After Taxes on Distributions and Sale of Fund Shares	5.77%	4.43%

Returns at Public Offering Price (POP) (Class B)

	One Year	Life of Fund

Return Before Taxes	3.87%	4.44%
Return After Taxes on Distributions	3.87%	4.44%
Return After Taxes on Distributions and Sale of Fund Shares	2.52%	3.81%

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Life of Fund

Before Taxes	8.87%	5.16%
After Taxes on Distributions	8.87%	5.16%
After Taxes on Distributions Sale of Fund Shares	5.77%	4.43%

Returns at Public Offering Price (POP) (Class C)

	One Year	Life of Fund

Return Before Taxes	7.87%	5.16%
Return After Taxes on Distributions	7.87%	5.16%
Return After Taxes on Distributions and Sale of Fund Shares	5.12%	4.43%

Class A, Class B, and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during paid during that period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

5

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Mid-Cap Core Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)

Actual
Class A	$1,000.00	$1,079.50	$8.91
Class B	$1,000.00	$1,075.10	$12.81
Class C	$1,000.00	$1,075.10	$12.81

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.60	$8.64
Class B	$1,000.00	$1,012.90	$12.43
Class C	$1,000.00	$1,012.90	$12.43

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.70% for Class A shares, 2.45% for Class B shares, and 2.45% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in Tax-Managed Mid-Cap Portfolio, at value (identified cost, $21,031,640)	$26,278,784
Receivable for Fund shares sold	5,563
Receivable from affiliate	37,320
Total assets	$26,321,667
Liabilities
Payable for Fund shares redeemed	$44,623
Payable to affiliate for distribution and service fees	13,273
Payable to affiliate for administration fee	3,265
Payable to affiliate for Trustees' fees	163
Other accrued expenses	35,495
Total liabilities	$96,819
Net Assets	$26,224,848
Sources of Net Assets
Paid-in capital	$20,921,562
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	56,142
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	5,247,144
Total	$26,224,848
Class A Shares
Net Assets	$13,761,457
Shares Outstanding	1,113,727
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.36
Maximum Offering Price Per Share (100 ÷ 94.25 of $12.36)	$13.11
Class B Shares
Net Assets	$6,436,370
Shares Outstanding	534,987
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.03
Class C Shares
Net Assets	$6,027,021
Shares Outstanding	501,115
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.03
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends allocated from Portfolio	$198,359
Interest allocated from Portfolio	6,786
Expenses allocated from Portfolio	(232,333)
Net investment loss from Portfolio	$(27,188)
Expenses
Administration fee	$38,185
Trustees' fees and expenses	248
Distribution and service fees Class A	33,154
Class B	63,620
Class C	58,327
Registration fees	49,001
Transfer and dividend disbursing agent fees	37,443
Printing and postage	18,351
Legal and accounting services	16,550
Custodian fee	11,360
Miscellaneous	3,003
Total expenses	$329,242
Deduct — Allocation of Fund expenses to affiliate	$37,320
Total expense reductions	$37,320
Net expenses	$291,922
Net investment loss	$(319,110)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$440,954
Net realized gain	$440,954
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$2,040,778
Net change in unrealized appreciation (depreciation)	$2,040,778
Net realized and unrealized gain	$2,481,732
Net increase in net assets from operations	$2,162,622

See notes to financial statements

7

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment loss	$(319,110)	$(256,168)
Net realized gain from investment transactions	440,954	324,603
Net change in unrealized appreciation (depreciation) of investments	2,040,778	898,590
Net increase in net assets from operations	$2,162,622	$967,025
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$4,562,665	$5,396,928
Class B	1,245,661	2,030,425
Class C	2,067,673	2,213,240
Cost of shares redeemed Class A	(3,357,260)	(1,786,002)
Class B	(902,774)	(622,972)
Class C	(1,970,830)	(1,030,214)
Net asset value of shares exchanged Class A	163,284	35,284
Class B	(163,284)	(35,284)
Net increase in net assets from Fund share transactions	$1,645,135	$6,201,405
Net increase in net assets	$3,807,757	$7,168,430
Net Assets
At beginning of year	$22,417,091	$15,248,661
At end of year	$26,224,848	$22,417,091

See notes to financial statements

8

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,			Period Ended
	2005	2004	2003	October 31, 2002(1)
Net asset value — Beginning of year	$11.270	$10.670	$8.530	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.108)	$(0.102)	$(0.087)	$(0.047)
Net realized and unrealized gain (loss)	1.198	0.702	2.227	(1.423)
Total income (loss) from operations	$1.090	$0.600	$2.140	$(1.470)
Net asset value — End of year	$12.360	$11.270	$10.670	$8.530
Total Return(3)	9.67%	5.62%	25.09%	(14.70)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$13,761	$11,226	$7,054	$4,394
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.70%	1.70%	1.70%	1.65	%(5)
Net investment loss	(0.89)%	(0.93)%	(0.93)%	(0.80	)%(5)
Portfolio Turnover of the Portfolio	53%	42%	50%	13%

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	1.86%	1.92%	2.43%	4.78	%(5)
Net investment loss	(1.05)%	(1.15)%	(1.66)%	(3.93	)%(5)
Net investment loss per share	$(0.127)	$(0.126)	$(0.155)	$(0.231)

(1)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements

9

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,			Period Ended
	2005	2004	2003	October 31, 2002(1)
Net asset value — Beginning of year	$11.050	$10.540	$8.490	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.194)	$(0.182)	$(0.158)	$(0.089)
Net realized and unrealized gain (loss)	1.174	0.692	2.208	(1.421)
Total income (loss) from operations	$0.980	$0.510	$2.050	$(1.510)
Net asset value — End of year	$12.030	$11.050	$10.540	$8.490
Total Return(3)	8.87%	4.84%	24.15%	(15.10)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$6,436	$5,741	$4,139	$1,254
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.45%	2.45%	2.45%	2.40	%(5)
Net investment loss	(1.64)%	(1.67)%	(1.69)%	(1.52	)%(5)
Portfolio Turnover of the Portfolio	53%	42%	50%	13%

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	2.61%	2.67%	3.18%	5.53	%(5)
Net investment loss	(1.80)%	(1.89)%	(2.42)%	(4.65	)%(5)
Net investment loss per share	$(0.213)	$(0.206)	$(0.226)	$(0.272)

(1)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements

10

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,			Period Ended
	2005	2004	2003	October 31, 2002(1)
Net asset value — Beginning of year	$11.050	$10.540	$8.490	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.194)	$(0.182)	$(0.157)	$(0.090)
Net realized and unrealized gain (loss)	1.174	0.692	2.207	(1.420)
Total income (loss) from operations	$0.980	$0.510	$2.050	$(1.510)
Net asset value — End of year	$12.030	$11.050	$10.540	$8.490
Total Return(3)	8.87%	4.84%	24.15%	(15.10)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$6,027	$5,450	$4,056	$1,575
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.45%	2.45%	2.45%	2.40	%(5)
Net investment loss	(1.64)%	(1.68)%	(1.70)%	(1.52	)%(5)
Portfolio Turnover of the Portfolio	53%	42%	50%	13%

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	2.61%	2.67%	3.18%	5.53	%(5)
Net investment loss	(1.80)%	(1.90)%	(2.43)%	(4.65	)%(5)
Net investment loss per share	$(0.213)	$(0.206)	$(0.225)	$(0.275)

(1)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements

11

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Mid-Cap Core Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Mid-Cap Core Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (34.5% at October 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

F  Other — Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior years, if any). Distributions are paid in the form of additional shares of

12

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended October 31, 2005, paid-in capital was decreased by $319,110 and accumulated net investment loss was decreased by $319,110 primarily due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed capital gains	$142,945
Unrealized appreciation	$5,160,341

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2005	2004
Sales	379,449	494,987
Redemptions	(275,555)	(162,967)
Exchange from Class B shares	13,329	3,292
Net increase	117,223	335,312
	Year Ended October 31,
Class B	2005	2004
Sales	105,625	187,530
Redemptions	(76,467)	(57,282)
Exchange to Class A shares	(13,655)	(3,341)
Net increase	15,503	126,907

	Year Ended October 31,
Class C	2005	2004
Sales	174,945	203,749
Redemptions	(167,143)	(95,182)
Net increase	7,802	108,567

4  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2005, the administration fee amounted to $38,185. Pursuant to a voluntary expense reimbursement, EVM was allocated $37,320 of the Fund's operating expenses for the year ended October 31, 2005. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2005, EVM earned approximately $3,122 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $11,084 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2005.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940

13

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $47,715 and $43,745 for Class B and Class C shares, respectively, for the year ended October 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $155,000 and $335,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2005 amounted to $33,154, $15,905 and $14,582 for Class A, Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC charges assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. The Fund was informed that EVD received approximately $1, $12,000 and $1,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2005 aggregated $7,874,785 and $6,496,638, respectively.

14

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Mid-Cap Core Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Mid-Cap Core Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, and for the period from the start of business March 4, 2002 to October 31, 2002. These financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2005, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period from the start of business March 4, 2002 to October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

15

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.9%
Security	Shares	Value
Aerospace / Defense — 1.5%
Engineered Support Systems, Inc.	27,200	$1,100,240
		$1,100,240
Applications Software — 3.7%
ANSYS, Inc.(1)	18,100	$674,406
Jack Henry & Associates, Inc. Class A	69,500	1,249,610
Kronos, Inc.(1)	19,700	903,442
		$2,827,458
Banks-Regional — 4.8%
City National Corp.	18,000	$1,320,840
Cullen/Frost Bankers, Inc.	22,900	1,209,578
Synovus Financial Corp.	39,900	1,096,053
		$3,626,471
Broadcasting and Radio — 0.6%
Westwood One, Inc.	25,500	$471,750
		$471,750
Building and Development — 0.7%
Hovnanian Enterprises, Inc.(1)	12,000	$539,880
		$539,880
Building Products — 2.0%
Florida Rock Industries, Inc.	27,250	$1,550,525
		$1,550,525
Business Services-Miscellaneous — 3.4%
Fiserv, Inc.(1)	31,200	$1,362,816
SEI Investments Co.	31,500	1,222,200
		$2,585,016
Chemicals — 1.0%
Air Products and Chemicals, Inc.	13,800	$789,912
		$789,912

Security	Shares	Value
Cosmetics & Toiletries — 1.7%
Alberto-Culver Co.	30,450	$1,321,834
		$1,321,834
Distribution / Wholesale — 3.3%
CDW Corp.	29,200	$1,645,420
Hughes Supply, Inc.	26,700	893,115
		$2,538,535
Electric-Integrated — 2.5%
DPL, Inc.	41,600	$1,072,032
OGE Energy Corp.	32,000	824,320
		$1,896,352
Electrical Equipment — 2.0%
Cooper Industries Ltd. Class A	21,100	$1,495,779
		$1,495,779
Electronics-Equipment / Instruments — 1.9%
Amphenol Corp. Class A	36,200	$1,446,914
		$1,446,914
Entertainment — 1.7%
International Speedway Corp. Class A	25,400	$1,312,672
		$1,312,672
Finance-Investment Management — 6.8%
Affiliated Managers Group, Inc.(1)	29,800	$2,287,150
Ambac Financial Group, Inc.	15,100	1,070,439
Legg Mason, Inc.	17,200	1,845,732
		$5,203,321
Food-Wholesale / Distribution — 2.2%
Dean Foods Co.(1)	20,200	$730,230
McCormick & Co., Inc.	11,800	357,422
Tootsie Roll Industries, Inc.	18,000	545,400
		$1,633,052

See notes to financial statements

16

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Gas Distribution — 3.1%
AGL Resources, Inc.	36,100	$1,270,359
Piedmont Natural Gas Co., Inc.	46,800	1,107,288
		$2,377,647
Healthcare Services — 3.5%
Express Scripts, Inc.(1)	19,500	$1,470,495
Omnicare, Inc.	21,600	1,168,560
		$2,639,055
Household Products — 1.7%
Mohawk Industries, Inc.(1)	17,000	$1,326,850
		$1,326,850
Insurance — 1.7%
Markel Corp.(1)	4,000	$1,272,000
		$1,272,000
Investment Services — 1.4%
A.G. Edwards, Inc.	25,800	$1,091,856
		$1,091,856
Machinery-Industrial — 1.5%
Graco, Inc.	34,200	$1,172,034
		$1,172,034
Manufacturing — 4.2%
Dover Corp.	25,300	$986,194
Jacobs Engineering Group, Inc.(1)	19,200	1,224,000
Pentair, Inc.	30,800	1,000,692
		$3,210,886
Medical Devices — 2.5%
Varian Medical Systems, Inc.(1)	42,500	$1,936,300
		$1,936,300
Medical Products — 4.8%
Biomet, Inc.	38,240	$1,331,899
Patterson Companies, Inc.(1)	22,400	926,912
Respironics, Inc.(1)	38,500	1,380,995
		$3,639,806

Security	Shares	Value
Medical Services / Supplies — 2.6%
C.R. Bard, Inc.	15,800	$985,604
DENTSPLY International, Inc.	17,300	953,922
		$1,939,526
Multi-Utilities — 2.1%
Questar Corp.	19,800	$1,559,250
		$1,559,250
Office Electronics / Technology — 1.3%
Zebra Technologies Corp. Class A(1)	22,675	$977,519
		$977,519
Oil and Gas-Equipment and Services — 3.6%
FMC Technologies, Inc.(1)	11,500	$419,290
National Oilwell Varco, Inc.(1)	37,200	2,323,884
		$2,743,174
Oil and Gas-Exploration and Production — 4.2%
EOG Resources, Inc.	18,200	$1,233,596
Newfield Exploration Co.(1)	43,600	1,976,388
		$3,209,984
Personal Products — 1.2%
Estee Lauder Cos., Inc. (The), Class A	27,000	$895,590
		$895,590
Publishing — 1.9%
E.W. Scripps Co.	31,400	$1,438,120
		$1,438,120
REITS — 1.2%
Developers Diversified Realty Corp.	21,300	$930,384
		$930,384
Retail-Discount — 0.7%
Dollar General Corp.	28,300	$550,152
		$550,152

See notes to financial statements

17

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Retail-Restaurants — 1.4%
Sonic Corp.(1)	35,900	$1,038,946
		$1,038,946
Retail-Specialty and Apparel — 3.9%
Bed Bath and Beyond, Inc.(1)	38,900	$1,576,228
Ross Stores, Inc.	52,500	1,419,600
		$2,995,828
Semiconductors & Semiconductor Equipment — 1.7%
Microchip Technology, Inc.	42,050	$1,268,649
		$1,268,649
Specialty Chemicals and Materials — 1.9%
Ecolab, Inc.	43,100	$1,425,748
		$1,425,748
Transportation — 6.0%
C.H. Robinson Worldwide, Inc.	50,000	$1,763,000
Expeditors International of Washington, Inc.	32,200	1,953,574
Thor Industries Inc.	25,000	815,750
		$4,532,324
Total Common Stocks (identified cost $59,035,136)		$74,511,339
Total Investments — 97.9% (identified cost $59,035,136)		$74,511,339
Other Assets, Less Liabilities — 2.1%		$1,579,245
Net Assets — 100.0%		$76,090,584

(1)  Non-income producing security.

See notes to financial statements

18

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value (identified cost, $59,035,136)	$74,511,339
Cash	1,647,043
Dividends and interest receivable	17,778
Total assets	$76,176,160
Liabilities
Payable to affiliate for investment adviser fee	$49,433
Payable to affiliate for Trustees' fees	605
Other accrued expenses	35,538
Total liabilities	$85,576
Net Assets applicable to investors' interest in Portfolio	$76,090,584
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$60,614,381
Net unrealized appreciation (computed on the basis of identified cost)	15,476,203
Total	$76,090,584

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends	$573,910
Interest	19,583
Total investment income	$593,493
Expenses
Investment adviser fee	$591,529
Trustees' fees and expenses	5,622
Custodian fee	48,725
Legal and accounting services	26,874
Miscellaneous	5,230
Total expenses	$677,980
Deduct — Reduction of investment adviser fee	$5,945
Total expense reductions	$5,945
Net expenses	$672,035
Net investment loss	$(78,542)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,310,390
Net realized gain	$1,310,390
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$5,930,816
Net change in unrealized appreciation (depreciation)	$5,930,816
Net realized and unrealized gain	$7,241,206
Net increase in net assets from operations	$7,162,664

See notes to financial statements

19

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment loss	$(78,542)	$(89,595)
Net realized gain from investment transactions	1,310,390	914,226
Net change in unrealized appreciation (depreciation) of investments	5,930,816	2,644,478
Net increase in net assets from operations	$7,162,664	$3,469,109
Capital transactions — Contributions	$8,294,624	$21,164,553
Withdrawals	(6,496,638)	(3,615,999)
Net increase in net assets from capital transactions	$1,797,986	$17,548,554
Net increase in net assets	$8,960,650	$21,017,663
Net Assets
At beginning of year	$67,129,934	$46,112,271
At end of year	$76,090,584	$67,129,934

See notes to financial statements

20

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,			Period Ended
	2005	2004	2003	October 31, 2002(1)
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.91%	0.93%	0.99%	1.68	%(2)
Net investment loss	(0.11)%	(0.15)%	(0.22)%	(0.81	)%(2)
Portfolio Turnover	53%	42%	50%	13%
Total Return(3)	10.54%	6.43%	25.97%	(14.72)%
Net assets, end of year (000's omitted)	$76,091	$67,130	$46,112	$17,149
† The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses	0.92%	0.93%
Net investment loss	(0.12)%	(0.15)%

(1)  For the period from the start of business, March 1, 2002, to October 31, 2002.

(2)  Annualized.

(3)  Total return is not computed on an annualized basis.

See notes to financial statements

21

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Mid-Cap Core Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 10, 2001, seeks to achieve long-term, after-tax returns by investing in a diversified portfolio of common stocks of mid-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2005, the Eaton Vance Tax-Managed Mid-Cap Core Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 34.5% and 65.3% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices, or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Income Taxes — The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

22

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

E  Financial Futures Contract — Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Put Options — Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

G  Securities Sold Short — The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

H  Foreign Currency Translation — Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

K  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

23

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.80% annually of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2005, the advisory fee amounted to $591,529. BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio transactions that is consideration for third-party research services. For the year ended October 31, 2005, BMR waived $5,945 of its advisory fee. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Atlanta Capital Management Company, LLC (Atlanta Capital), a majority-owned subsidiary of Eaton Vance. BMR pays Atlanta Capital a monthly fee for sub-advisory services provided to the Portfolio equal to 0.55% annually of the average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and sub-adviser fees. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $39,921,598 and $38,778,569, respectively, for the year ended October 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$59,240,819
Gross unrealized appreciation	$15,944,895
Gross unrealized depreciation	(674,375)
Net unrealized appreciation	$15,270,520

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2005.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the year ended October 31, 2005.

24

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed Mid-Cap Core Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Mid-Cap Core Portfolio (the "Portfolio"), including the portfolio of investments as of October 31, 2005, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended and for the period from the start of business March 1, 2002, to October 31, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Mid-Cap Core Portfolio at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended and the supplementary data for each of the three years in the period then ended and for the period from the start of business March 1, 2002 to October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

25

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The investment advisory agreement between Tax-Managed Mid-Cap Core Portfolio (the "Portfolio") and the investment adviser, Boston Management and Research, and the investment sub-advisory agreement between the investment adviser and the sub-adviser, Atlanta Capital Management, LLC ("Atlanta Capital"), each provide that the agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory and sub-advisory agreements, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory and sub-advisory agreements. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Tax-Managed Mid-Cap Core Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as the result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance and Atlanta Capital, where applicable, on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser and sub-adviser. In so doing, the Special Committee considered their management capabilities with respect to the types of investments held by the Portfolio, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory and sub-advisory agreements. The Special Committee specifically noted the investment adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser and sub-adviser were appropriate to fulfill effectively their duties on behalf of the Portfolio.

In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory and sub-advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the asset size of the Fund, the Fund's expense ratio is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of profits of the investment adviser and sub-adviser in providing investment management services for the Portfolio and for all Eaton Vance funds as a group. The Special Committee also reviewed the implementation of a soft dollar reimbursement program pursuant to which the Portfolio may receive reimbursement payments in respect of third party research services obtained by the investment adviser or sub-adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates

26

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS CONT'D

in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser and sub-adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser and Atlanta Capital, an affiliated sub-adviser, are not unreasonable. The Special Committee also considered the extent to which the investment adviser and sub-adviser appear to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory and sub-advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory and sub-advisory agreements, including the fee structures, is in the interests of shareholders.

27

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Mid-Cap Core Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee of the Trust; Trustee and President of the Portfolio	Trustee of the Trust since 1991; Trustee and President of the Portfolio since 2001	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 2001 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

28

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2001	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust; Vice President of the Portfolio	President of the Trust since 2002; Vice President of the Portfolio since 2001	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

William O. Bell, IV 7/26/73	Vice President of the Portfolio	Since 2005	Vice President of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63(2)	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

William R. Hackney, III 4/12/48(3)	Vice President of the Portfolio	Since 2001	Managing Partner and member of the Executive Committee of Atlanta Capital. Officer of 3 registered investment companies managed by EVM or BMR.

Marilyn Robinson Irvin 6/17/58	Vice President of the Portfolio	Since 2005	Senior Vice President and Principal of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

29

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Paul J. Marshall 5/2/65	Vice President of the Portfolio	Since 2001	Vice President of Atlanta Capital. Portfolio manager for Bank of America Capital Management (1995-2000). Officer of 2 registered investment companies managed by EVM or BMR.

Charles B. Reed 10/9/65	Vice President of the Portfolio	Since 2001	Vice President of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005*	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997; of the Portfolio since 2001	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2002*	Vice President of EVM and BMR. Chief Financial Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 67 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

*  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995 and prior to 2002 Ms. Green served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

30

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Investment Adviser of Tax-Managed Mid-Cap Core Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Sub-Adviser of Tax-Managed Mid-Cap Core Portfolio
Atlanta Capital Management Company L.L.C.

1349 West Peachtree Street

Suite 1600

Atlanta, GA 30309

Administrator of Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Tax-Managed Mid-Cap Core Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1301-12/05  TMMCCSRC

Annual Report October 31, 2005

EATON VANCE
TAX-MANAGED
MULTI-CAP
OPPORTUNITY
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Arieh Coll

Portfolio Manager

The Fund

Performance For The Past Year

•                  During the year ended October 31, 2005, the Fund’s Class A shares had a total return of 7.85%. This return was the result of an increase in net asset value (NAV) per share to $10.85 on October 31, 2005, from $10.06 on October 31, 2004.(1)

•                  The Fund’s Class B shares had a total return of 6.92% during the same period, the result of an increase in NAV per share to $10.35 from $9.68.(1)

•                  The Fund’s Class C shares had a total return of 6.91% during the same period, the result of an increase in NAV per share to $10.37 from $9.70.(1)

•                  For comparison, the Fund’s benchmark, the S&P 500 Index – a broad-based, unmanaged index of stocks commonly used as a measure of U.S. stock market performance – had a total return of 8.72% during the same period.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•                  Despite rising interest rates during the year ended October 31, 2005, U.S. equities trended upward, producing solid returns in the high single digits. The increase in interest rates was caused by inflation fears and rising commodity prices. Defensive stocks, such as those found in the energy and utilities sectors, continued to be the main focus for investors. Growth stocks, such as those found in the information technology and consumer cyclicals sectors, continued to lag the overall market.

•                  Individual stock selection tended to be the primary contributor to relative returns for the Fund. Certain holdings in the information technology, consumer discretionary, and industrials sectors were the primary drivers of underperformance. Examples included a consumer electronics retailer and a manufacturer of wireless Internet-based communications devices. On the positive side, a semiconductor stock held by the Portfolio realized strong returns during the period, as did several of the Fund’s holdings in the energy sector, which management overweighted relative to the S&P 500 Index.(2) This overweight also contributed positively to the Fund’s relative performance.

•                  In some cases, management responded to stock price declines by selling shares purchased at higher levels in order to realize capital losses. Realizing losses when they are available allows us to build a cushion of capital losses with which we can offset realized capital gains. Harvesting available capital losses in a consistent and disciplined manner is an important component of the Portfolio’s tax-managed strategy.

•                  Although the Fund’s underperformance of the past year was disappointing, it has outperformed its benchmark index over a five-year period. The Fund continues to invest primarily in common stocks of growth companies that are attractive relative to their long term investment prospects. “Growth companies” are companies that we expect, over the long term, to have earnings growth that is faster than the growth rates of the U.S. economy and the U.S. stock market as a whole. We are confident that our flexible investment approach to growth investing is a solid strategy that over time can serve shareholders well.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2)  It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, an unmanaged index of 500 common stocks commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	7.85%	6.92%	6.91%
Five Years	-0.88	-1.67	-1.63
Life of Fund†	1.54	0.65	0.69

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	1.69%	1.92%	5.91%
Five Years	-2.04	-2.07	-1.63
Life of Fund†	0.42	0.47	0.69

†      Inception Dates - Class A: 6/30/00; Class B: 7/10/00; Class C: 7/10/00

*      Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge.  SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Top 10 Common Stock Holdings†

By net assets

NII Holdings, Inc.	4.6%

E*TRADE Financial Corp.	4.1%

Arch Coal, Inc.	3.3%

Amerada Hess Corp.	2.9%

Sportingbet PLC	2.8%

Research In Motion Ltd.	2.3%

Google Inc.	2.1%

UnumProvident Corp.	2.1%

Trico Marine Services, Inc.	2.0%

British Energy Group PLC	2.0%

**   Source: Thomson Financial. Class A of the Fund commenced investment operations on June 30, 2000.

A $10,000 hypothetical investment on 7/10/00 at net asset value in Class B shares and Class C shares would have been valued at $10,350 ($10,250 after deduction of the applicable CDSC) and $10,370, respectively, on 10/31/05. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Common Stock Investments by Sector†

By net assets

†      Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class A)

	One Year	5 Years	Life of Fund

Return Before Taxes	7.85%	-0.88%	1.54%
Return After Taxes on Distributions	7.85	-0.88	1.54
Return After Taxes on Distributions and Sale of Fund Shares	5.10	-0.75	1.31

Returns at Public Offering Price (POP) (Class A)

	One Year	5 Years	Life of Fund
Return Before Taxes	1.69%	-2.04%	0.42%
Return After Taxes on Distributions	1.69	-2.04	0.42
Return After Taxes on Distributions and Sale of Fund Shares	1.10	-1.73	0.36

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class C)

	One Year	5 Years	Life of Fund
Return Before Taxes	6.91%	-1.63%	0.69%
Return After Taxes on Distributions	6.91	-1.63	0.69
Return After Taxes on Distributions and Sale of Fund Shares	4.49	-1.38	0.58

Returns at Public Offering Price (POP) (Class C)

	One Year	5 Years	Life of Fund
Return Before Taxes	5.91%	-1.63%	0.69%
Return After Taxes on Distributions	5.91	-1.63	0.69
Return After Taxes on Distributions and Sale of Fund Shares	3.84	-1.38	0.58

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class B)

	One Year	5 Years	Life of Fund
Return Before Taxes	6.92%	-1.67%	0.65%
Return After Taxes on Distributions	6.92	-1.67	0.65
Return After Taxes on Distributions and Sale of Fund Shares	4.50	-1.41	0.55

Returns at Public Offering Price (POP) (Class B)

	One Year	5 Years	Life of Fund
Return Before Taxes	1.92%	-2.07%	0.47%
Return After Taxes on Distributions	1.92	-2.07	0.47
Return After Taxes on Distributions and Sale of Fund Shares	1.25	-1.75	0.40

Class A of the Fund commenced investment operations on 6/30/00. Class B and Class C of the Fund commenced investment operations on 7/10/00. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 - October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(5/1/05)	(10/31/05)	(5/1/05 - 10/31/05)

Actual
Class A	$1,000.00	$1,127.90	$8.58
Class B	$1,000.00	$1,122.60	$12.57
Class C	$1,000.00	$1,123.50	$12.58

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,017.10	$8.13
Class B	$1,000.00	$1,013.40	$11.93
Class C	$1,000.00	$1,013.40	$11.93

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Class A shares, 2.35% for Class B shares, and 2.35% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in Tax-Managed Multi-Cap Opportunity Portfolio, at value (identified cost, $50,461,527)	$57,927,626
Receivable for Fund shares sold	9,233
Total assets	$57,936,859
Liabilities
Payable for Fund shares redeemed	$136,749
Payable to affiliate for distribution and service fees	35,166
Payable to affiliate for Administration fees	7,387
Payable to affiliate for Trustees' fees	155
Accrued expenses	48,106
Total liabilities	$227,563
Net Assets	$57,709,296
Sources of Net Assets
Paid-in capital	$49,981,717
Undistributed net realized gain from Portfolio (computed on the basis of identified cost)	261,480
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	7,466,099
Total	$57,709,296
Class A Shares
Net Assets	$21,997,910
Shares Outstanding	2,028,146
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.85
Maximum Offering Price Per Share (100 ÷ 94.25 of $10.85)	$11.51
Class B Shares
Net Assets	$18,653,344
Shares Outstanding	1,801,534
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.35
Class C Shares
Net Assets	$17,058,042
Shares Outstanding	1,644,672
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.37
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $1,051)	$450,986
Interest allocated from Portfolio	104,175
Expenses allocated from Portfolio	(482,089)
Net investment income from Portfolio	$73,072
Expenses
Administration fee	$94,194
Trustees' fees and expenses	1,632
Distribution and service fees Class A	59,118
Class B	205,001
Class C	186,488
Transfer and dividend disbursing agent fees	114,145
Registration fees	56,801
Printing and postage	22,032
Legal and accounting services	20,899
Custodian fee	18,221
Miscellaneous	6,393
Total expenses	$784,924
Net investment loss	$(711,852)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$7,215,331
Foreign currency transactions	(7,882)
Net realized gain	$7,207,449
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,035,201)
Securities sold short	(2,703)
Net change in unrealized appreciation (depreciation)	$(2,037,904)
Net realized and unrealized gain	$5,169,545
Net increase in net assets from operations	$4,457,693

See notes to financial statements

6

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment loss	$(711,852)	$(855,554)
Net realized gain from investment transactions, securities sold short, and foreign currency transactions	7,207,449	2,661,761
Net change in unrealized appreciation (depreciation) from investments, and securities sold short	(2,037,904)	181,532
Net increase in net assets from operations	$4,457,693	$1,987,739
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$3,522,643	$12,212,157
Class B	1,272,535	9,372,568
Class C	1,718,654	5,772,811
Cost of shares redeemed Class A	(7,004,334)	(9,746,606)
Class B	(4,757,175)	(9,698,744)
Class C	(4,263,188)	(3,791,111)
Net asset value of shares exchanged Class A	209,697	239,982
Class B	(209,697)	(239,982)
Net increase (decrease) in net assets from Fund share transactions	$(9,510,865)	$4,121,075
Net increase (decrease) in net assets	$(5,053,172)	$6,108,814
Net Assets
At beginning of year	$62,762,468	$56,653,654
At end of year	$57,709,296	$62,762,468

See notes to financial statements

7

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value — Beginning of year	$10.060	$9.690	$7.250	$8.380	$11.340
Income (loss) from operations
Net investment loss	$(0.072)	$(0.083)	$(0.116)	$(0.114)	$(0.065)
Net realized and unrealized gain (loss)	0.862	0.453	2.556	(1.016)	(2.895)
Total income (loss) from operations	$0.790	$0.370	$2.440	$(1.130)	$(2.960)
Net asset value — End of year	$10.850	$10.060	$9.690	$7.250	$8.380
Total Return(2)	7.85%	3.82%	33.66%	(13.48)%	(26.10)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$21,998	$23,462	$19,884	$14,289	$10,637
Ratios (As a percentage of average daily net assets):
Net expenses(3)	1.55%	1.52%	1.66%	1.60%	1.40%
Net expenses after custodian fee reduction(3)	1.55%	1.52%	1.66%	1.60%	1.40%
Net investment loss	(0.67)%	(0.84)%	(1.42)%	(1.35)%	(0.69)%
Portfolio Turnover	217%	239%	224%	225%	324%

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund may reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(3)	1.55%	1.53%	1.66%	1.67%	2.40%
Expenses after custodian fee reduction(3)	1.55%	1.53%	1.66%	1.67%	2.40%
Net investment loss	(0.67)%	(0.85)%	(1.42)%	(1.42)%	(1.69)%
Net investment loss per share	$(0.072)	$(0.086)	$(0.116)	$(0.120)	$(0.159)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value — Beginning of year	$9.680	$9.390	$7.080	$8.260	$11.260
Income (loss) from operations
Net investment loss	$(0.146)	$(0.153)	$(0.173)	$(0.175)	$(0.131)
Net realized and unrealized gain (loss)	0.816	0.443	2.483	(1.005)	(2.869)
Total income (loss) from operations	$0.670	$0.290	$2.310	$(1.180)	$(3.000)
Net asset value — End of year	$10.350	$9.680	$9.390	$7.080	$8.260
Total Return(2)	6.92%	3.09%	32.63%	(14.29)%	(26.64)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$18,653	$20,928	$20,868	$11,939	$8,931
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.30%	2.27%	2.41%	2.35%	2.15%
Net expenses after custodian fee reduction(3)	2.30%	2.27%	2.41%	2.35%	2.15%
Net investment loss	(1.42)%	(1.60)%	(2.16)%	(2.10)%	(1.43)%
Portfolio Turnover	217%	239%	224%	225%	324%

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund may reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(3)	2.30%	2.28%	2.41%	2.42%	3.15%
Expenses after custodian fee reduction(3)	2.30%	2.28%	2.41%	2.42%	3.15%
Net investment loss	(1.42)%	(1.61)%	(2.16)%	(2.17)%	(2.43)%
Net investment loss per share	$(0.146)	$(0.154)	$(0.173)	$(0.181)	$(0.223)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

9

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value — Beginning of year	$9.700	$9.410	$7.090	$8.270	$11.260
Income (loss) from operations
Net investment loss	$(0.146)	$(0.151)	$(0.172)	$(0.175)	$(0.133)
Net realized and unrealized gain (loss)	0.816	0.441	2.492	(1.005)	(2.857)
Total income (loss) from operations	$0.670	$0.290	$2.320	$(1.180)	$(2.990)
Net asset value — End of year	$10.370	$9.700	$9.410	$7.090	$8.270
Total Return(2)	6.91%	3.08%	32.72%	(14.27)%	(26.55)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$17,058	$18,373	$15,902	$11,432	$8,670
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.30%	2.27%	2.41%	2.35%	2.15%
Net expenses after custodian fee reduction(3)	2.30%	2.27%	2.41%	2.35%	2.15%
Net investment loss	(1.42)%	(1.57)%	(2.16)%	(2.10)%	(1.46)%
Portfolio Turnover	217%	239%	224%	225%	324%

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund may reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(3)	2.30%	2.28%	2.41%	2.42%	3.15%
Expenses after custodian fee reduction(3)	2.30%	2.28%	2.41%	2.42%	3.15%
Net investment loss	(1.42)%	(1.58)%	(2.16)%	(2.17)%	(2.46)%
Net investment loss per share	$(0.146)	$(0.152)	$(0.172)	$(0.181)	$(0.224)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

10

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (42.7%) at October 31, 2005. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

E  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

F  Other — Dividends to shareholders are recorded on the ex-dividend date.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December ) of all or substantially all of its net investment income and at least one distribution of all or substantially all of its net realized

11

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended October 31, 2005, accumulated paid-in capital was decreased by $719,441, net investment loss was decreased by $711,852, and undistributed net realized gain was increased by $7,589 primarily due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed net realized gain	$1,208,013
Unrealized gain	$6,519,566

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2005	2004
Sales	327,726	1,237,539
Redemptions	(650,284)	(982,291)
Exchange from Class B shares	19,670	24,431
Net increase (decrease)	(302,888)	279,679

	Year Ended October 31,
Class B	2005	2004
Sales	122,117	968,737
Redemptions	(461,850)	(1,003,357)
Exchange to Class A shares	(20,534)	(25,073)
Net decrease	(360,267)	(59,693)
	Year Ended October 31,
Class C	2005	2004
Sales	165,013	602,389
Redemptions	(415,103)	(397,404)
Net increase (decrease)	(250,090)	204,985

4  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) (the Administrator) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2005, the administration fee amounted to $94,194. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2005, EVM earned $9,782 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $139,496 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2005. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund

12

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $153,751 and $139,866 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $736,000 and $927,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2005 amounted to $59,118, $51,250, and $46,622 for Class A, Class B and Class C, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC charges received on Class B and Class C redemptions when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $0, $57,000 and $1,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2005, aggregated $34,178,509 and $17,005,507, respectively.

13

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of the Eaton Vance Tax-Managed
Multi-Cap Opportunity Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Opportunity Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period ended October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Opportunity Fund at October 31, 2005, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

14

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 92.3%
Security	Shares	Value
Aerospace-Equipment — 1.4%
Precision Castparts Corp.	40,000	$1,894,400
		$1,894,400
Beverages — 1.5%
Cott Corp.(1)	46,000	$681,260
Nestle SA ADR	18,000	1,338,394
		$2,019,654
Biotechnology — 1.1%
Amgen, Inc.(1)	16,000	$1,212,160
Arena Pharmaceuticals, Inc.(1)	34,000	353,600
		$1,565,760
Broadcasting and Cable — 1.1%
Central European Media Enterprises Ltd.(1)	33,000	$1,534,170
		$1,534,170
Building and Construction — 2.4%
Caterpillar, Inc.	6,402	$336,681
Foster Wheeler Ltd.(1)	13,000	367,640
Martin Marietta Materials, Inc.	33,000	2,604,030
		$3,308,351
Business Services — 2.2%
Gartner, Inc.(1)	110,000	$1,324,400
Greenfield Online, Inc.(1)	44,806	224,926
MoneyGram International, Inc.	61,000	1,482,300
		$3,031,626
Chemicals — 1.0%
Ecolab, Inc.	40,000	$1,323,200
Potash Corporation of Saskatchewan, Inc.	500	41,160
		$1,364,360
Computer Services — 0.6%
Kanbay International, Inc.(1)	44,000	$641,520
Syntel, Inc.	8,400	170,436
		$811,956

Security	Shares	Value
Computer Software — 2.7%
Compuware Corp.(1)	169,000	$1,367,210
Magma Design Automation, Inc.(1)	100,000	868,000
Satyam Computer Services Ltd. ADR	42,000	1,435,560
		$3,670,770
Computers-Integrated Systems — 2.9%
McDATA Corp., Class B(1)	155,000	$683,550
Research in Motion Ltd.(1)	52,700	3,240,523
Symbol Technologies, Inc.	131	1,087
		$3,925,160
Computers & Peripherals — 2.9%
Palm, Inc.(1)	102,000	$2,620,380
Synaptics, Inc.(1)	55,000	1,277,650
		$3,898,030
Education — 1.2%
DeVry, Inc.(1)	71,000	$1,604,600
		$1,604,600
Energy — 2.0%
British Energy Group PLC(1)	351,000	$2,760,666
		$2,760,666
ETFs — 2.0%
Midcap SPDR Trust Series I	21,000	2,677,500
		$2,677,500
Financial Services — 6.0%
E*Trade Financial Corp.(1)	307,000	$5,694,850
MarketAxess Holdings, Inc.(1)	86,900	1,072,346
OptionsXpress Holdings, Inc.	1,000	18,860
SFE Corp., Ltd.	76,000	708,800
Student Loan Corp. (The)	3,100	679,520
		$8,174,376
Gaming — 3.9%
PartyGaming PLC(1)	800,000	$1,235,634
Sportingbet PLC(1)	759,000	4,032,300
		$5,267,934

See notes to financial statements

15

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Services — 5.2%
Caremark Rx, Inc.(1)	45,000	$2,358,000
Coventry Health Care, Inc.(1)	22,000	1,187,780
DaVita, Inc.(1)	41,075	2,020,068
United Surgical Partners International, Inc.(1)	150	5,378
WellPoint, Inc.(1)	20,000	1,493,600
		$7,064,826
Hotels, Restaurants & Leisure — 0.5%
Wynn Resorts Ltd.(1)	14,000	$653,520
		$653,520
Insurance — 3.9%
Admiral Group PLC	165,000	$1,276,863
Mercury General Corp.	17,729	1,071,718
Progressive Corp.	100	11,581
UnumProvident Corp.	142,000	2,881,180
		$5,241,342
Internet Services — 7.1%
CheckFree Corp.(1)	57,000	$2,422,500
eResearch Technology, Inc.(1)	40,000	573,200
Google, Inc., Class A(1)	8,000	2,977,120
HomeStore, Inc.(1)	1,013	3,677
i2 Technologies, Inc.(1)	86,000	1,050,920
Yahoo!, Inc.(1)	70,000	2,587,900
		$9,615,317
Medical Products — 4.5%
Celgene Corp.(1)	21,000	$1,178,100
Cooper Co., Inc.	19,000	1,307,960
Henry Schein, Inc.(1)	28,000	1,109,920
I-Flow Corp.(1)	18,808	227,013
Mentor Corp.	52,000	2,340,000
		$6,162,993
Mining — 4.2%
Arch Coal, Inc.	60,000	$4,624,200
Foundation Coal Holdings, Inc.	18,000	675,000
Gammon Lake Resources, Inc.(1)	45,000	350,100
		$5,649,300

Security	Shares	Value
Oil and Gas-Equipment and Services — 3.7%
Halliburton Co.	23,000	$1,359,300
Tesoro Corp.	15,000	917,250
Trico Marine Services, Inc.(1)	109,471	2,790,416
		$5,066,966
Oil and Gas-Exploration and Production — 6.7%
Amerada Hess Corp.	32,500	$4,065,750
Bankers Petroleum Ltd.(1)	1,000	1,017
Pride International, Inc.(1)	46,000	1,291,220
Range Resources Corp.	39,000	1,391,910
Vintage Petroleum, Inc.	45,000	2,335,050
		$9,084,947
Personal Products — 1.7%
Procter & Gamble Co.	40,500	$2,267,595
		$2,267,595
Pharmaceuticals — 6.4%
American Pharmaceutical Partners, Inc.(1)	30,679	$1,320,731
Ligand Pharmaceuticals, Inc., Class B(1)	146,000	1,263,630
MedImmune, Inc.(1)	40,000	1,399,200
Omnicare, Inc.	5,000	270,500
OSI Pharmaceuticals, Inc.(1)	54,000	1,258,200
Sanofi-Aventis ADR	31,000	1,243,720
Shire Pharmaceuticals Group PLC ADR	54,000	1,935,360
		$8,691,341
REITs — 0.0%
MFA Mortgage Investments, Inc.	1,000	$5,750
		$5,750
Retail-Food and Drug — 1.6%
Walgreen Co.	47,000	$2,135,210
		$2,135,210
Retail-Specialty — 1.9%
American Eagle Outfitters, Inc.	56,000	$1,318,800
Men's Wearhouse, Inc.(1)	24,000	592,800
Pep Boys - Manny, Moe & Jack	1,000	13,800
Tweeter Home Entertainment Group, Inc.(1)	131,000	613,080
		$2,538,480

See notes to financial statements

16

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Semiconductors — 2.4%
Atheros Communications, Inc.(1)	208,000	$1,803,360
Cabot Microelectronics Corp.(1)	22,000	646,800
Cirrus Logic, Inc.(1)	116,000	760,960
		$3,211,120
Telecommunications-Services — 1.1%
AO VimpelCom ADR(1)	5,000	$200,000
PanAmSat Holding Corp.	55,000	1,312,850
Philippine Long Distance Telephone Co. ADR	1,000	30,150
		$1,543,000
Transportation — 0.3%
American Commercial Lines, Inc.(1)	16,389	$460,859
		$460,859
Wireless Communications — 6.2%
NII Holdings, Inc., Class B(1)	77,000	$6,384,840
Novatel Wireless, Inc.(1)	162,000	2,057,400
		$8,442,240
Total Common Stocks (identified cost $109,712,275)		$125,344,119
Short-Term Investments — 10.1%
Security	Principal Amount (000's omitted)	Value
General Electrical Corp., Commercial Paper, 4.02%, 11/1/05	$6,384	$6,384,000
HSBC Finance Corp., Commercial Paper, 3.81%, 11/3/05	4,600	4,599,026
Investors Bank and Trust Company Time Deposit, 4.03%, 11/1/05	2,000	2,000,000
Prudential Financial, Inc., Commercial Paper, 4.02%, 11/1/05	688	688,000
Total Short-Term Investments (at amortized cost, $13,671,026)		$13,671,026
Total Investments — 102.4% (identified cost $123,383,301)		$139,015,145

Securities Sold Short — (1.9)%
Security	Shares	Value
Yahoo!, Inc.	70,000	$(2,587,900)
Total Securities Sold Short — (1.9)% (proceeds $1,144,289)		$(2,587,900)
Other Assets, Less Liabilities — (0.5)%		$(652,956)
Net Assets — 100.0%		$135,774,289

ADR - American Depository Receipt

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

SPDR - S&P Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

17

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value (identified cost, $123,383,301)	$139,015,145
Cash	969
Deposit with brokers for securities sold short	1,144,289
Receivable for investments sold	1,771,673
Tax reclaim receivable	18
Total assets	$141,932,094
Liabilities
Payable for investments purchased	$3,428,872
Payable for securities sold short, at value	2,587,900
Payable to affiliate for investment advisory fees	73,785
Interest and dividends payable	12,457
Payable to affiliate for Trustees' fees	797
Accrued expenses	53,994
Total liabilities	$6,157,805
Net Assets applicable to investors' interest in Portfolio	$135,774,289
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$121,586,056
Net unrealized appreciation (computed on the basis of identified cost)	14,188,233
Total	$135,774,289

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends (net of foreign taxes, $2,120)	$853,240
Interest	217,589
Total investment income	$1,070,829
Expenses
Investment adviser fee	$804,940
Trustees' fees and expenses	8,688
Custodian fee	107,409
Legal and accounting services	30,445
Miscellaneous	7,904
Total expenses	$959,386
Deduct — Reduction of investment adviser fee	$8,178
Total expense reductions	$8,178
Net expenses	$951,208
Net investment income	$119,621
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$10,819,745
Foreign currency transactions	(16,133)
Net realized gain	$10,803,612
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(1,161,147)
Securities sold short	(54,600)
Net change in unrealized appreciation (depreciation)	$(1,215,747)
Net realized and unrealized gain	$9,587,865
Net increase in net assets from operations	$9,707,486

See notes to financial statements

18

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment income (loss)	$119,621	$(69,550)
Net realized gain from investment transactions, securities sold short, and foreign currency and foreign currency exchange contract transactions	10,803,612	3,049,822
Net change in unrealized appreciation (depreciation) from investments and securities sold short	(1,215,747)	1,641,170
Net increase in net assets from operations	$9,707,486	$4,621,442
Capital transactions — Contributions	$33,968,812	$41,277,097
Withdrawals	(16,795,810)	(23,993,091)
Net increase in net assets from capital transactions	$17,173,002	$17,284,006
Net increase in net assets	$26,880,488	$21,905,448
Net Assets
At beginning of year	$108,893,801	$86,988,353
At end of year	$135,774,289	$108,893,801

See notes to financial statements

19

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2005	2004	2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.77%	0.76%	0.79%	0.82%	1.09%
Net expenses after custodian fee reduction	0.77%	0.76%	0.79%	0.82%	1.09%
Net investment income (loss)	0.10%	(0.06)%	(0.54)%	(0.58)%	(0.36)%
Portfolio Turnover	217%	239%	224%	225%	324%
Total Return(1)	8.71%	4.60%	34.80%	(12.80)%	—
Net assets, end of year (000's omitted)	$135,774	$108,894	$86,988	$48,896	$34,392
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses	0.77%	0.77%
Expenses after custodian fee reduction	0.77%	0.77%
Net investment loss	0.10%	(0.07)%

(1)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

See notes to financial statements

20

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve long-term, after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2005, the Eaton Vance Tax-Managed Multi-Cap Opportunity Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 42.7% and 57.2% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Financial Futures Contract — Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

21

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Put Options — Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

G  Securities Sold Short — The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box) in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make the delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

H  Foreign Currency Translation — Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are computed based on the specific identification of securities sold.

K  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

22

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.65% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2005, the advisory fee amounted to $804,940. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio security transactions that is consideration for third-party research services. For the year ended October 31, 2005, BMR waived $8,178 of its advisory fee. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $266,737,180 and $256,034,367, respectively, for the year ended October 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2005 as computed on a federal income tax basis, were as follows:

Aggregate cost	$125,342,165
Gross unrealized appreciation	$17,028,129
Gross unrealized depreciation	(3,355,149)
Net unrealized appreciation	$13,672,980

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2005.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2005 there were no outstanding obligations under these financial instruments.

23

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Tax-Managed Multi-Cap Opportunity Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio), including the portfolio of investments as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the supplementary data for each of the five years, in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities held at October 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Opportunity Portfolio at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

24

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Tax-Managed Multi-Cap Opportunity Portfolio (the "Portfolio") and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement between the Portfolio and its investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•An independent report comparing the expense ratio of the Eaton Vance Tax-Managed Multi-Cap Opportunity Fund (the "Fund") to those of comparable funds;

•Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•The economic outlook and the general investment outlook in relevant investment markets;

•Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•The allocation of brokerage and the benefits received by the investment adviser as the result of brokerage allocation;

•Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•The resources devoted to compliance efforts undertaken by Eaton Vance, on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered its management capabilities with respect to the types of investments held by the Portfolio, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee specifically noted the investment adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the asset size of the Fund, the Fund's expense ratio is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of profits of the investment adviser in providing investment management services for the Portfolio and for all Eaton Vance funds as a group. The Special Committee also reviewed the implementation of a soft dollar reimbursement program pursuant to which the Portfolio may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration

25

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

26

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of the Portfolio since 2000	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 2000 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner Covington & Burling, Washington, DC (1991-2000).	161	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

27

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2000	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC, and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust; President of the Portfolio	Vice President of the Trust since 2001; President of the Portfolio since 2002	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

28

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Kevin M. Connerty 4/20/64	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Director and Vice President of PFPC Inc. (1999-2005). Officer of 88 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997; of the Portfolio since 2000	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

29

Investment Adviser of Tax-Managed Multi-Cap Opportunity Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

824-12/05  TMCAPSRC

Annual Report October 31, 2005

EATON VANCE
TAX-MANAGED
SMALL-CAP
GROWTH FUND
1.1

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission ("the SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 as of October 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Martha Locke
Portfolio Manager

The Fund

Performance for the Past Year

•                  For the year ended October 31, 2005, the Fund’s Class A shares had a total return of 8.76%. This return was the result of an increase in net asset value (NAV) per share to $10.30 on October 31, 2005, from $9.47 on October 31, 2004.(1)

•                  The Fund’s Class B shares had a total return of 7.80% for the same period, the result of an increase in NAV per share to $9.68 from $8.98.(1)

•                  The Fund’s Class C shares had a total return of 7.94% for the same period, the result of an increase in NAV per share to $9.65 from $8.94.(1)

•                  For comparison, the Russell 2000 Growth Index – an unmanaged market index of small-cap growth stocks – had a total return of 10.91%, while the S&P SmallCap 600 Index – a broad-based, unmanaged index of both growth and value small-capitalization stocks – had a total return of 15.27% during the same period.(2)

See pages 3 through 5 for more performance information, including after-tax returns.

Management Discussion

•                  Over the past year, the U.S. economy remained strong, despite eight successive interest rate hikes by the Federal Reserve and surging energy prices since summer. Small-cap stocks in general outperformed large-cap stocks, but the value style of investing outperformed the growth style, due to the strong performance of the energy, basic materials and industrial sectors. The information technology sector, which accounts for a quarter of the benchmark Russell 2000 Growth Index, lagged most other sectors and was the primary factor in growth stocks lagging value stocks.(2)

•                  Against this backdrop, the Fund posted positive returns for the year, though it lagged the returns of its benchmarks. Energy, telecommunications and financial stocks held by Tax-Managed Small-Cap Growth Portfolio (the Portfolio), in which the Fund invests, contributed the most to the Fund’s performance.

•                  While stock selection is the primary driver of performance, the Portfolio remained overweighted in the energy sector for most of the year and thus benefited from the surge in energy prices caused by Hurricane Katrina.

•                  The Portfolio also benefited from strong stock selection in the telecom services sector, in which we were somewhat overweight versus the benchmark. A number of industrial stocks also added to our results, but performance was offset by a slight underweighting in this sector. Our underweighting in financials proved correct, and the names we held added to performance.

•                  However, the important IT sector substantially lagged other areas, and despite the Portfolio’s underweighting the benchmark, the underperformance of the semiconductor and software securities held by the Portfolio aggravated this drag.

•                  The health care and consumer discretionary sectors also represented significant portions of the benchmark and the Portfolio, and their overall contributions were positive. Within consumer discretionary stocks, the media, education and textile apparel industries led the way, offset somewhat by some specialty retail and restaurant stocks. In health care, pharmaceutical stocks were the strongest, offset by health care providers and services stocks. Our underweighting in biotechnology was positive.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2)       It is not possible to invest directly in an Index. The Indexes’ total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 as of October 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks, and the Russell 2000 Growth Index, an unmanaged market index of small-cap growth stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P SmallCap 600 Index, and the Russell 2000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	8.76%	7.80%	7.94%
Five Years	-8.98%	-9.70%	-9.67%
Life of Fund†	0.37%	-0.40%	-0.44%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	2.49%	2.80%	6.94%
Five Years	-10.06%	-10.06%	-9.67%
Life of Fund†	-0.37%	-0.40%	-0.44%

†Inception Dates – Class A: 9/25/97; Class B: 9/29/97; Class C: 9/29/97

*       Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

**   Source: Thomson Financial. Class A of the Fund investment commenced investment operations on 9/25/97. A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 9/29/97 would have been valued at $9,680 and $9,650, respectively. It is not possible to invest directly in an Index.The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

3

Top Ten Holdings*

By net assets

NII Holdings Inc., Class B	2.20%
Central European Media Enterprises, Ltd.	1.96%
Novatel Wireless, Inc.	1.75%
Southwestern Energy Co.	1.68%
MoneyGram International, Inc.	1.59%
Peabody Energy Corp.	1.57%
Vintage Petroleum, Inc.	1.52%
Palm Inc.	1.37%
Student Loan Corp.	1.33%
Hologic, Inc.	1.32%

*                 Ten Largest Holdings represented 16.29% of Portfolio net assets as of October 31, 2005. Holdings are subject to change due to active management.

Common Stock Investments by Sector**

By net assets

**          Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

4

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	8.76%	-8.98%	0.37%
Return After Taxes on Distributions	8.76%	-8.98%	0.37%
Return After Taxes on Distributions and Sale of Fund Shares	5.70%	-7.40%	0.31%

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	2.49%	-10.06%	-0.37%
Return After Taxes on Distributions	2.49%	-10.06%	-0.37%
Return After Taxes on Distributions and Sale of Fund Shares	1.62%	-8.25%	-0.31%

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	7.80%	-9.70%	-0.40%
Return After Taxes on Distributions	7.80%	-9.70%	-0.40%
Return After Taxes on Distributions and Sale of Fund Shares	5.07%	-7.96%	-0.34%

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	2.80%	-10.06%	-0.40%
Return After Taxes on Distributions	2.80%	-10.06%	-0.40%
Return After Taxes on Distributions and Sale of Fund Shares	1.82%	-8.25%	-0.34%

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	7.94%	-9.67%	-0.44%
Return After Taxes on Distributions	7.94%	-9.67%	-0.44%
Return After Taxes on Distributions and Sale of Fund Shares	5.16%	-7.95%	-0.37%

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	6.94%	-9.67%	-0.44%
Return After Taxes on Distributions	6.94%	-9.67%	-0.44%
Return After Taxes on Distributions and Sale of Fund Shares	4.51%	-7.95%	-0.37%

Class A of the Fund commenced investment operations on 9/25/97, and Class B and Class C of the Fund commenced investment operations on 9/29/97. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made duringthe period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

5

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 as of October 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)

Actual
Class A	$1,000.00	$1,113.50	$7.67
Class B	$1,000.00	$1,107.60	$11.58
Class C	$1,000.00	$1,109.20	$11.64

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.90	$7.32
Class B	$1,000.00	$1,014.20	$11.07
Class C	$1,000.00	$1,014.20	$11.12

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.44% for Class A shares, 2.18% for Class B shares, and 2.19% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in Tax-Managed Small-Cap Growth Portfolio, at value (identified cost, $77,989,625)	$90,793,664
Receivable for Fund shares sold	6,975
Total assets	$90,800,639
Liabilities
Payable for Fund shares redeemed	$240,416
Payable to affiliate for distribution and service fees	62,174
Payable to affiliate for Trustees' fees	417
Accrued expenses	79,257
Total liabilities	$382,264
Net Assets	$90,418,375
Sources of Net Assets
Paid-in capital	$209,111,860
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(131,497,524)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	12,804,039
Total	$90,418,375
Class A Shares
Net Assets	$24,855,338
Shares Outstanding	2,414,258
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.30
Maximum Offering Price Per Share (100 ÷ 94.25 of $10.30)	$10.93
Class B Shares
Net Assets	$47,222,026
Shares Outstanding	4,876,008
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.68
Class C Shares
Net Assets	$18,341,011
Shares Outstanding	1,900,989
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.65
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $5,202)	$309,255
Interest allocated from Portfolio	108,542
Expenses allocated from Portfolio	(772,477)
Net investment loss from Portfolio	$(354,680)
Expenses
Trustees' fees and expenses	$1,507
Distribution and service fees
Class A	67,986
Class B	556,813
Class C	214,268
Transfer and dividend disbursing agent fees	314,695
Registration fees	58,488
Printing and postage	37,799
Legal and accounting services	20,889
Custodian fee	20,868
Miscellaneous	11,217
Total expenses	$1,304,530
Net investment loss	$(1,659,210)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$15,697,406
Foreign currency transactions	(2,344)
Net realized gain	$15,695,062
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(5,158,066)
Foreign currency	(189)
Net change in unrealized appreciation (depreciation)	$(5,158,255)
Net realized and unrealized gain	$10,536,807
Net increase in net assets from operations	$8,877,597

See notes to financial statements

7

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment loss	$(1,659,210)	$(2,330,552)
Net realized gain from investment transactions, payments by affiliate and foreign currency transactions	15,695,062	9,048,172
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(5,158,255)	(9,934,437)
Net increase (decrease) in net assets from operations	$8,877,597	$(3,216,817)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$479,543	$1,267,142
Class B	533,785	1,056,138
Class C	394,910	911,310
Cost of shares redeemed Class A	(9,789,356)	(12,769,324)
Class B	(18,896,375)	(17,339,046)
Class C	(9,188,732)	(10,616,048)
Net asset value of shares exchanged Class A	1,537,677	1,688,751
Class B	(1,537,677)	(1,688,751)
Net decrease in net assets from Fund share transactions	$(36,466,225)	$(37,489,828)
Net decrease in net assets	$(27,588,628)	$(40,706,645)
Net Assets
At beginning of year	$118,007,003	$158,713,648
At end of year	$90,418,375	$118,007,003
Accumulated net investment loss included in net assets
At end of year	$—	$(305,272)

See notes to financial statements

8

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2005(1)	2004(1)		2003(1)	2002(1)	2001
Net asset value — Beginning of year	$9.470	$9.630		$7.620	$9.840	$16.490
Income (loss) from operations
Net investment loss	$(0.105)	$(0.107)		$(0.100)	$(0.095)	$(0.110)
Net realized and unrealized gain (loss)	0.935	(0.053)		2.110	(2.125)	(6.540)
Total income (loss) from operations	$0.830	$(0.160)		$2.010	$(2.220)	$(6.650)
Net asset value — End of year	$10.300	$9.470		$9.630	$7.620	$9.840
Total Return(2)	8.76%	(1.66	)%(3)	26.38%	(22.56)%	(40.33)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$24,855	$30,172		$40,514	$44,208	$81,608
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.44%	1.37%		1.43%	1.24%	1.16%
Net expenses after custodian fee reduction(4)	1.44%	1.37%		1.43%	1.24%	1.14%
Net investment loss	(1.04)%	(1.12)%		(1.23)%	(1.00)%	(0.83)%
Portfolio Turnover(5)	—	—		—	—	22%
Portfolio Turnover of the Portfolio	223%	282%		248%	131%	38%*

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee of the Portfolio. Had such action not been taken, the net investment loss per share and the ratios would have been the same.

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.

*  For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

See notes to financial statements

9

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2005(1)	2004(1)		2003(1)	2002(1)	2001
Net asset value — Beginning of year	$8.980	$9.190		$7.330	$9.540	$16.120
Income (loss) from operations
Net investment loss	$(0.170)	$(0.170)		$(0.155)	$(0.161)	$(0.197)
Net realized and unrealized gain (loss)	0.870	(0.040)		2.015	(2.049)	(6.383)
Total income (loss) from operations	$0.700	$(0.210)		$1.860	$(2.210)	$(6.580)
Net asset value — End of year	$9.680	$8.980		$9.190	$7.330	$9.540
Total Return(2)	7.80%	(2.28	)%(3)	25.38%	(23.16)%	(40.82)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$47,222	$62,553		$82,345	$81,353	$132,892
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.19%	2.12%		2.18%	1.99%	1.92%
Net expenses after custodian fee reduction(4)	2.19%	2.12%		2.18%	1.99%	1.90%
Net investment loss	(1.79)%	(1.87)%		(1.98)%	(1.75)%	(1.58)%
Portfolio Turnover(5)	—	—		—	—	22%
Portfolio Turnover of the Portfolio	223%	282%		248%	131%	38%*

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee of the Portfolio. Had such action not been taken, the net investment loss per share and the ratios would have been the same.

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.

*  For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

See notes to financial statements

10

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2005(1)	2004(1)		2003(1)	2002(1)	2001
Net asset value — Beginning of year	$8.940	$9.160		$7.310	$9.500	$16.050
Income (loss) from operations
Net investment loss	$(0.170)	$(0.170)		$(0.154)	$(0.161)	$(0.198)
Net realized and unrealized gain (loss)	0.880	(0.050)		2.004	(2.029)	(6.352)
Total income (loss) from operations	$0.710	$(0.220)		$1.850	$(2.190)	$(6.550)
Net asset value — End of year	$9.650	$8.940		$9.160	$7.310	$9.500
Total Return(2)	7.94%	(2.40	)%(3)	25.31%	(23.05)%	(40.81)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$18,341	$25,282		$35,855	$36,789	$66,550
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.19%	2.12%		2.18%	1.99%	1.92%
Net expenses after custodian fee reduction(4)	2.19%	2.12%		2.18%	1.99%	1.90%
Net investment loss	(1.79)%	(1.87)%		(1.97)%	(1.75)%	(1.58)%
Portfolio Turnover(5)	—	—		—	—	22%
Portfolio Turnover of the Portfolio	223%	282%		248%	131%	38%*

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee of the Portfolio. Had such action not been taken, the net investment loss per share and the ratios would have been the same.

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.

*  For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

See notes to financial statements

11

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Small-Cap Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (59.3% at October 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

D  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

E  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $134,115,554 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2008, ($1,708,181), on October 31, 2009, ($76,461,635), and on October 31, 2010, ($55,945,738).

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

G  Other — Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

12

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the reinvestment date. Distributions are paid in the form of additional shares of the same class of the Fund, or at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid–in capital.

During the year ended October 31, 2005, accumulated paid-in capital was decreased by $1,865,343, net investment loss was decreased by $1,964,482, and accumulated net realized loss was increased by $99,139 primarily due to differences between book and tax accounting treatment of net operating losses, foreign currency gains and losses and passive foreign investment companies. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(134,115,554)
Unrealized appreciation	$15,422,069

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2005	2004
Sales	47,908	133,211
Redemptions	(970,900)	(1,333,450)
Exchange from Class B shares	152,323	177,497
Net decrease	(770,669)	(1,022,742)
	Year Ended October 31,
Class B	2005	2004
Sales	56,356	115,435
Redemptions	(1,985,600)	(1,918,120)
Exchange to Class A shares	(161,630)	(186,494)
Net decrease	(2,090,874)	(1,989,179)
	Year Ended October 31,
Class C	2005	2004
Sales	41,701	98,653
Redemptions	(967,142)	(1,186,433)
Net decrease	(925,441)	(1,087,780)

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2005, EVM earned $23,387 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred

13

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $2,402 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2005.

Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The fund paid or accrued $417,610 and $160,701 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $5,839,000 and $8,550,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons amounting to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2005 amounted to $67,986, $139,203 and $53,567 for Class A, Class B, and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $146,000 and $1,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively for the year ended October 31, 2005. EVD did not receive any CDSC for Class A shares for the year ended October 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $1,405,397 and $39,195,516 respectively for the year ended October 31, 2005.

8  Subsequent Event

On November 14, 2005, the Board of Trustees of the Trust unanimously approved the merger of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2, another series of the Trust, into Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1. Specifically, the Board approved an Agreement and Plan of Reorganization ("Plan of Reorganization") with respect to the merger. Under the terms of the Plan of Reorganization, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 will transfer all of its assets to Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1, and Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 will assume the liabilities of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2. It is expected that the Reorganization will be treated as a tax-free reorganization for federal tax purposes.

14

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

15

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 92.7%
Security	Shares	Value
Aerospace & Defense — 2.5%
Aviall, Inc.(1)	46,000	$1,451,300
DRS Technologies, Inc.	31,700	1,561,542
Teledyne Technologies, Inc.(1)	21,500	758,090
		$3,770,932
Air Freight & Logistics — 1.7%
Hub Group, Inc., Class A(1)	35,000	$1,272,950
UTI Worldwide, Inc.(2)	16,400	1,402,856
		$2,675,806
Beverages — 0.7%
Cott Corp.(1)(2)	26,900	$398,389
Hansen Natural Corp.(1)	13,930	703,744
		$1,102,133
Biotechnology — 2.0%
Abgenix, Inc.(1)	166,000	$1,726,400
United Therapeutics Corp.(1)	17,400	1,285,164
		$3,011,564
Capital Markets — 2.0%
Affiliated Managers Group, Inc.(1)	15,400	$1,181,950
Greenhill & Co., Inc.	40,800	1,956,360
		$3,138,310
Commercial Services & Supplies — 2.0%
Harland (John H.) Co.	23,300	$969,047
Resources Connection, Inc.(1)	70,700	2,018,485
		$2,987,532
Computers & Peripherals — 3.8%
Novatel Wireless, Inc.(1)	210,600	$2,674,620
Palm, Inc.(1)	81,722	2,099,438
Synaptics, Inc.(1)	48,090	1,117,131
		$5,891,189
Consumer Finance — 1.3%
Student Loan Corp. (The)	9,300	$2,038,560
		$2,038,560

Security	Shares	Value
Diversified Consumer Services — 2.4%
DeVry, Inc.(1)	86,900	$1,963,940
Education Management Corp.(1)	25,700	792,588
Regis Corp.	24,900	955,164
		$3,711,692
Electric Utilities — 0.7%
Westar Energy, Inc.	47,500	$1,049,750
		$1,049,750
Electrical Equipment — 2.1%
AMETEK, Inc.	34,900	$1,421,477
Roper Industries, Inc.	45,800	1,726,660
		$3,148,137
Energy Equipment & Services — 1.1%
Todco, Class A(1)	38,800	$1,736,300
		$1,736,300
Food & Staples Retailing — 1.0%
Longs Drugstores Corp.	37,000	$1,543,270
		$1,543,270
Health Care Equipment & Supplies — 7.2%
Aspect Medical Systems, Inc.(1)	53,100	$1,732,122
DJ Orthopedics, Inc.(1)	46,800	1,360,944
Hologic, Inc.(1)	36,500	2,024,290
IDEXX Laboratories, Inc.(1)	17,700	1,241,301
Intuitive Surgical, Inc.(1)	18,100	1,606,013
Respironics, Inc.(1)	53,100	1,904,697
Ventana Medical Systems, Inc.(1)	30,400	1,165,232
		$11,034,599
Health Care Providers & Services — 8.0%
Chemed Corp.	38,500	$1,851,080
Community Health Systems, Inc.(1)	38,200	1,417,602
eResearch Technology, Inc.(1)	81,400	1,166,462
Health Net, Inc.(1)	42,700	2,000,068
LifePoint Hospitals, Inc.(1)	18,000	703,800
Pediatrix Medical Group, Inc.(1)	13,000	1,001,780
Psychiatric Solutions, Inc.(1)	17,900	979,130
United Surgical Partners International, Inc.(1)	49,000	1,756,650

See notes to financial statements

16

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Providers & Services (continued)
VCA Antech, Inc.(1)	53,300	$1,375,140
		$12,251,712
Hotels, Restaurants & Leisure — 6.1%
Aztar Corp.(1)	44,100	$1,326,087
Cheesecake Factory, Inc. (The)(1)	20,900	717,288
Choice Hotels International, Inc.	44,200	1,462,578
CKE Restaurants, Inc.(1)	60,800	773,376
Gaylord Entertainment Co.(1)	33,600	1,326,528
Penn National Gaming, Inc.(1)	20,704	611,803
Sonic Corp.(1)	27,300	790,062
Starwood Hotels & Resorts Worldwide, Inc.	27,200	1,589,296
Station Casinos, Inc.	11,600	743,560
		$9,340,578
Household Durables — 0.3%
Jarden Corp.(1)	11,950	$403,790
		$403,790
Household Products — 0.5%
Central Garden & Pet Co.(1)	18,300	$784,521
		$784,521
Insurance — 1.7%
Philadelphia Consolidated Holding Corp.(1)	12,300	$1,183,998
Stewart Information Services Corp.	28,900	1,471,877
		$2,655,875
Internet Software & Services — 0.5%
SINA Corp.(1)(2)	32,537	$824,813
		$824,813
IT Services — 5.8%
Cognizant Technology Solutions Corp.(1)	34,300	$1,508,514
Euronet Worldwide, Inc.(1)	62,900	1,767,490
MoneyGram International, Inc.	100,300	2,437,290
SI International, Inc.(1)	55,000	1,587,850
SRA International, Inc., Class A(1)	46,600	1,529,412
		$8,830,556

Security	Shares	Value
Machinery — 2.7%
Actuant Corp., Class A	37,100	$1,806,770
Bucyrus International, Inc., Class A	22,200	922,410
Joy Global, Inc.	32,000	1,467,840
		$4,197,020
Media — 2.0%
Central European Media Enterprises, Ltd.(1)(2)	64,400	$2,993,956
		$2,993,956
Metals & Mining — 0.1%
Formation Capital Corp.(1)(2)(3)(4)	400,000	$77,996
		$77,996
Multi-Utilities — 1.0%
CMS Energy Corp.(1)	101,100	$1,507,401
		$1,507,401
Oil, Gas & Consumable Fuels — 9.4%
Alon USA Energy, Inc.(1)	95,074	$1,853,943
Denbury Resources, Inc.(1)	44,300	1,932,809
Goodrich Petroleum Corp.(1)	81,566	1,818,922
Peabody Energy Corp.	30,700	2,399,512
Quicksilver Resources, Inc.(1)	36,900	1,429,137
Southwestern Energy Co.(1)	35,500	2,575,170
Vintage Petroleum, Inc.	45,000	2,335,050
		$14,344,543
Personal Products — 1.0%
Chattem, Inc.(1)	45,415	$1,498,695
		$1,498,695
Pharmaceuticals — 2.8%
Cypress Bioscience, Inc.	147,500	$746,350
Hi-Tech Pharmacal Co., Inc.(1)	28,600	1,073,930
MGI Pharma, Inc.(1)	36,800	690,368
Penwest Pharmaceuticals Co.(1)	69,500	1,102,270
Shire Pharmaceuticals Group PLC ADR	20,300	727,552
		$4,340,470

See notes to financial statements

17

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Real Estate — 2.4%
Strategic Hotel Capital, Inc.	71,200	$1,209,688
Taubman Centers, Inc.	42,500	1,401,225
Trizec Properties, Inc.	48,600	1,081,350
		$3,692,263
Semiconductors & Semiconductor Equipment — 5.1%
Advanced Analogic Technologies, Inc.(1)	131,435	$1,432,641
Advanced Energy Industries, Inc.(1)	140,249	1,507,677
Atheros Communications, Inc.(1)	160,000	1,387,200
Brooks Automation, Inc.(1)	51,400	601,894
Ikanos Communications(1)	12,880	202,989
Intersil Corp., Class A	50,300	1,144,828
Veeco Instruments, Inc.(1)	99,900	1,587,411
		$7,864,640
Software — 5.1%
Activision, Inc.(1)	120,397	$1,898,660
Blackbaud, Inc.	60,700	874,080
i2 Technologies, Inc.(1)	128,700	1,572,714
Intellisync Corp.(1)	317,700	1,381,995
MICROS Systems, Inc.(1)	33,100	1,519,952
NAVTEQ, Corp.(1)	14,100	551,592
		$7,798,993
Specialty Retail — 1.9%
Hibbet Sporting Goods, Inc.(1)	60,600	$1,589,538
O'Reilly Automotive, Inc.(1)	47,100	1,328,220
		$2,917,758
Textiles, Apparel & Luxury Goods — 1.5%
Gildan Activewear, Inc.(1)(2)	41,364	$1,442,363
Warnaco Group, Inc. (The)(1)	35,200	798,336
		$2,240,699
Thrifts & Mortgage Finance — 1.6%
IndyMac Bancorp, Inc.	42,900	$1,601,457
WSFS Financial Corp.	14,400	892,080
		$2,493,537

Security	Shares	Value
Wireless Telecommunication Services — 2.7%
AO VimpelCom ADR(1)	18,100	$724,000
NII Holdings, Inc., Class B(1)	40,700	3,374,843
		$4,098,843
Total Common Stocks (identified cost $120,281,562)		$141,998,433
Special Warrants — 0.1%
Security	Shares	Value
Metals & Mining — 0.1%
Western Exploration and Development, Ltd.(1)(3)(4)	600,000	$180,000
		$180,000
Total Special Warrants (identified cost $480,000)		$180,000
Private Placements — 0.0%
Security	Shares	Value
Metals & Mining — 0.0%
Nevada Pacific Mining Co.(1)(3)(4)	80,000	$56,000
		$56,000
Total Private Placements (identified cost $80,000)		$56,000
Commercial Paper — 5.6%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., 4.02%, 11/1/05	$7,248	$7,248,000
Prudential Financial, Inc., 4.02%, 11/1/05	1,237	1,237,000
Total Commercial Paper (at amortized cost, $8,485,000)		$8,485,000

See notes to financial statements

18

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 1.3%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.03%, 11/1/05	$2,000	$2,000,000
Total Short-Term Investments (at amortized cost, $2,000,000)		$2,000,000
Total Investments — 99.7% (identified cost $131,326,562)		$152,719,433
Other Assets, Less Liabilities — 0.3%		$401,578
Net Assets — 100.0%		$153,121,011

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Foreign security.

(3)  Restricted security.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	94.4%	$144,127,509
Bermuda	2.0%	2,993,956
United Kingdom	1.4%	2,130,408
Canada	1.2%	1,918,747
Cayman Islands	0.5%	824,813
Russia	0.5%	724,000
	100%	$152,719,433

See notes to financial statements

19

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value (identified cost, $131,326,562)	$152,719,433
Cash	2,073
Receivable for investments sold	2,875,564
Dividends and interest receivable	3,939
Total assets	$155,601,009
Liabilities
Payable for investments purchased	$2,338,059
Payable to affiliate for investment advisory fees	80,520
Payable to affiliate for Trustees' fees	1,003
Accrued expenses	60,416
Total liabilities	$2,479,998
Net Assets applicable to investors' interest in Portfolio	$153,121,011
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$131,728,140
Net unrealized appreciation (computed on the basis of identified cost)	21,392,871
Total	$153,121,011

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends (net of foreign taxes, $8,442)	$498,229
Interest	176,074
Total investment income	$674,303
Expenses
Investment adviser fee	$1,052,955
Trustees' fees and expenses	4,469
Custodian fee	138,439
Legal and accounting services	44,569
Miscellaneous	11,477
Total expenses	$1,251,909
Deduct — Reduction of custodian fee	$18
Reduction of investment adviser fee	7,967
Total expense reductions	$7,985
Net expenses	$1,243,924
Net investment loss	$(569,621)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$22,772,180
Foreign currency transactions	(3,754)
Net realized gain	$22,768,426
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(6,290,258)
Foreign currency	(96)
Net change in unrealized appreciation (depreciation)	$(6,290,354)
Net realized and unrealized gain	$16,478,072
Net increase in net assets from operations	$15,908,451

See notes to financial statements

20

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment loss	$(569,621)	$(1,027,824)
Net realized gain from investment transactions, payments by affiliate and foreign currency transactions	22,768,426	10,299,688
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(6,290,354)	(11,832,647)
Net increase (decrease) in net assets from operations	$15,908,451	$(2,560,783)
Capital transactions — Contributions	$5,377,839	$14,945,367
Withdrawals	(48,942,689)	(58,309,543)
Net decrease in net assets from capital transactions	$(43,564,850)	$(43,364,176)
Net decrease in net assets	$(27,656,399)	$(45,924,959)
Net Assets
At beginning of year	$180,777,410	$226,702,369
At end of year	$153,121,011	$180,777,410

See notes to financial statements

21

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,					Period Ended
	2005	2004		2003	2002	October 31, 2001(1)
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.74%	0.75%		0.73%	0.73%	0.70	%(2)
Net expenses after custodian fee reduction	0.74%	0.75%		0.73%	0.73%	0.68	%(2)
Net investment loss	(0.34)%	(0.50)%		(0.53)%	(0.49)%	(0.48	)%(2)
Portfolio Turnover	223%	282%		248%	131%	38%
Total Return(3)	9.52%	(1.05	)%(4)	27.24%	(22.16)%	—
Net assets, end of year (000's omitted)	$153,121	$180,777		$226,702	$209,074	$307,838

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)  For the period from the start of business, March 1, 2001, to October 31, 2001.

(2)  Annualized.

(3)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

(4)  The Portfolio's net increase from payments by affiliate and net gains (losses) realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return for the year ended October 31, 2004.

See notes to financial statements

22

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Small-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2005, the Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1, the Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 59.3%, 21.3% and 19.3% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Income Taxes — The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Financial Futures Contracts — Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation

23

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

margin) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Foreign Currency Translation — Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

G  Securities Sold Short — The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security exchangeable for an equal amount of the security sold short in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers on the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Other — Investment transactions are accounted for on a trade-date basis.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. EVM has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is

24

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

consideration for third-party research services. For the year ended October 31, 2005, EVM waived $7,967 of its advisory fee. For the year ended October 31, 2005, the advisory fee amounted to $1,052,955. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $364,709,013 and $414,322,811, respectively, for the year ended October 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$131,485,754
Gross unrealized appreciation	$23,549,032
Gross unrealized depreciation	(2,315,353)
Net unrealized appreciation	$21,233,679

5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2005.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2005.

25

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Restricted Securities

At October 31, 2005, the Portfolio owned the following securities (representing 0.21% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The fair value is determined using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Fair Value
Common Stocks
Formation Capital Corp.	12/21/98	400,000	$88,260	$77,996
			$88,260	$77,996
Private Placements and Special Warrants
Nevada Pacific Mining Co.	12/21/98	80,000	$80,000	$56,000
Western Exploration and Development, Ltd.	12/21/98	600,000	480,000	180,000
			$560,000	$236,000

26

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed Small-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Growth Portfolio (the Portfolio), including the portfolio of investments as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the four years in the period then ended and the period from the start of business, March 1, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities held as of October 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Small-Cap Growth Portfolio at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and for the period from the start of business, March 1, 2001 to October 31,2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

27

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Tax-Managed Small-Cap Growth Portfolio (the "Portfolio") and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement between the Portfolio and its investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•An independent report comparing the expense ratio of the Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 (the "Fund") to those of comparable funds;

•Information regarding Fund investment performance in comparison to a relevant peer group of funds and appropriate indices;

•The economic outlook and the general investment outlook in relevant investment markets;

•Eaton Vance Management's results ("Eaton Vance") and financial condition and the overall organization of the investment adviser;

•The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•The allocation of brokerage and the benefits received by the investment adviser as the result of brokerage allocation;

•Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered its management capabilities with respect to the types of investments held by the Portfolio, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee specifically noted the investment adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to the Fund's investment performance, the Special Committee concluded that, in light of improvements in the Fund's performance in 2004, it is appropriate to allow reasonable time to evaluate the investment adviser's performance. It was also noted that Eaton Vance hired a new portfolio manager in June 2003 and allocated increased analytical resources to the Fund during 2004. The Special Committee concluded that it is appropriate to allow reasonable time to evaluate the effectiveness of these actions. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

28

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio and for all Eaton Vance funds as a group, as well as the investment adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

29

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of the Portfolio since 1998	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 1998 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

30

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 1998	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2004	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

31

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Robert B. MacIntosh 1/22/27	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust; President of the Portfolio	Vice President of the Trust since 2001; President of the Portfolio since 2002	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997; of the Portfolio since 1998	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM and BMR.

Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Chief Financial Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 67 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master feeder and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Ms. Green served as Assistant Treasurer of the Portfolio since 1998, and prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

32

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Investment Adviser of Tax-Managed Small-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

130-12/05  MGSRC

Annual Report October 31, 2005

EATON VANCE
TAX-MANAGED
SMALL-CAP
GROWTH FUND
1.2

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission ("the SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 as of October 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Martha Locke
Portfolio Manager

The Fund

Performance for the Past Year

•                  For the year ended October 31, 2005, the Fund’s Class A shares had a total return of 8.34%. This return was the result of an increase in net asset value (NAV) per share to $8.31 on October 31, 2005, from $7.67 on October 31, 2004.(1)

•                  The Fund’s Class B shares had a total return of 7.78% for the same period, the result of an increase in NAV per share to $8.04 from $7.46.(1)

•                  The Fund’s Class C shares had a total return of 7.64% for the same period, the result of an increase in NAV per share to $8.03 from $7.46.(1)

•                  For comparison, the Russell 2000 Growth Index – an unmanaged market index of small-cap growth stocks – had a total return of 10.91%, while the S&P SmallCap 600 Index – a broad-based, unmanaged index of both growth and value small-capitalization stocks – had a total return of 15.27% during the same period.(2)

See pages 3 through 5 for more performance information, including after-tax returns.

Management Discussion

•                  Over the past year, the U.S. economy remained strong, despite eight successive interest rate hikes by the Federal Reserve and surging energy prices since summer. Small-cap stocks in general outperformed large-cap stocks, but the value style of investing outperformed the growth style, due to the strong performance of the energy, basic materials and industrial sectors. The information technology sector, which accounts for a quarter of the benchmark Russell 2000 Growth Index, lagged most other sectors and was the primary factor in growth stocks lagging value stocks.(2)

•                  Against this backdrop, the Fund posted positive returns for the year, though it lagged the returns of its benchmarks. Energy, telecommunications and financial stocks held by Tax-Managed Small-Cap Growth Portfolio (the Portfolio), in which the Fund invests, contributed the most to the Fund’s performance.

•                  While stock selection is the primary driver of performance, the Portfolio remained overweighted in the energy sector for most of the year and thus benefited from the surge in energy prices caused by Hurricane Katrina.

•                  The Portfolio also benefited from strong stock selection in the telecom services sector, in which we were somewhat overweight versus the benchmark. A number of industrial stocks also added to our results, but performance was offset by a slight underweighting in this sector. Our underweighting in financials proved correct, and the names we held added to performance.

•                  However, the important IT sector substantially lagged other areas, and despite the Portfolio’s underweighting the benchmark, the underperformance of the semiconductor and software securities held by the Portfolio aggravated this drag.

•                  The health care and consumer discretionary sectors also represented significant portions of the benchmark and the Portfolio, and their overall contributions were positive. Within consumer discretionary stocks, the media, education and textile apparel industries led the way, offset somewhat by some specialty retail and restaurant stocks. In health care, pharmaceutical stocks were the strongest, offset by health care providers and services stocks. Our underweighting in biotechnology was positive.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2)       It is not possible to invest directly in an Index. The Indexes’ total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 as of October 31, 2005

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B, and Class C of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks, and the Russell 2000 Growth Index, an unmanaged market index of small-cap growth stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, Class C, the S&P Small-Cap 600 Index, and the Russell 2000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	8.34%	7.78%	7.64%
Life of Fund†	-3.89%	-4.56%	-4.59%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	2.09%	2.78%	6.64%
Life of Fund†	-5.10%	-4.98%	-4.59%

†Inception Dates – Class A: 3/2/01; Class B: 3/2/01; Class C: 3/2/01

*                 Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

**          Source: Thomson Financial. Investment operations commenced 3/2/01. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

3

Top Ten Holdings*

By net assets

NII Holdings Inc., Class B	2.20%
Central European Media Enterprises, Ltd.	1.96%
Novatel Wireless, Inc.	1.75%
Southwestern Energy Co.	1.68%
MoneyGram International, Inc.	1.59%
Peabody Energy Corp.	1.57%
Vintage Petroleum, Inc.	1.52%
Palm Inc.	1.37%
Student Loan Corp.	1.33%
Hologic, Inc.	1.32%

*                 Ten Largest Holdings represented 16.29% of Portfolio net assets as of October 31, 2005. Holdings are subject to change due to active management.

Common Stock Investments by Sector**

By net assets

**          Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

4

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Life of Fund

Return Before Taxes	8.34%	-3.89%
Return After Taxes on Distributions	8.34%	-3.89%
Return After Taxes on Distributions and Sale of Fund Shares	5.42%	-3.27%

Returns at Public Offering Price (POP) (Class A)

	One Year	Life of Fund

Return Before Taxes	2.09%	-5.10%
Return After Taxes on Distributions	2.09%	-5.10%
Return After Taxes on Distributions and Sale of Fund Shares	1.36%	-4.27%

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Life of Fund

Return Before Taxes	7.78%	-4.56%
Return After Taxes on Distributions	7.78%	-4.56%
Return After Taxes on Distributions and Sale of Fund Shares	5.05%	-3.83%

Returns at Public Offering Price (POP) (Class B)

	One Year	Life of Fund

Return Before Taxes	2.78%	-4.98%
Return After Taxes on Distributions	2.78%	-4.98%
Return After Taxes on Distributions and Sale of Fund Shares	1.80%	-4.17%

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Life of Fund

Return Before Taxes	7.64%	-4.59%
Return After Taxes on Distributions	7.64%	-4.59%
Return After Taxes on Distributions and Sale of Fund Shares	4.97%	-3.85%

Returns at Public Offering Price (POP) (Class C)

	One Year	Life of Fund

Return Before Taxes	6.64%	-4.59%
Return After Taxes on Distributions	6.64%	-4.59%
Return After Taxes on Distributions and Sale of Fund Shares	4.32%	-3.85%

Class A, Class B, and Class C of the Fund commenced investment operations on 3/2/01. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

5

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 as of October 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)

Actual
Class A	$1,000.00	$1,111.00	$8.73
Class B	$1,000.00	$1,109.00	$12.76
Class C	$1,000.00	$1,107.60	$12.75

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.90	$8.34
Class B	$1,000.00	$1,013.10	$12.18
Class C	$1,000.00	$1,013.10	$12.18

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.64% for Class A shares, 2.40% for Class B shares, and 2.40% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in Tax-Managed Small-Cap Growth Portfolio, at value (identified cost, $27,782,855)	$32,645,323
Receivable for Fund shares sold	97,846
Total assets	$32,743,169
Liabilities
Payable for Fund shares redeemed	$44,325
Payable to affiliate for distribution and service fees	20,412
Payable to affiliate for Administration fee	4,190
Payable to affiliate for Trustees' fees	19
Accrued expenses	42,024
Total liabilities	$110,970
Net Assets	$32,632,199
Sources of Net Assets
Paid-in capital	$36,287,534
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(8,511,947)
Accumulated net investment loss	(5,856)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	4,862,468
Total	$32,632,199
Class A Shares
Net Assets	$11,796,612
Shares Outstanding	1,419,014
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.31
Maximum Offering Price Per Share (100 ÷ 94.25 of $8.31)	$8.82
Class B Shares
Net Assets	$11,522,882
Shares Outstanding	1,433,954
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.04
Class C Shares
Net Assets	$9,312,705
Shares Outstanding	1,159,808
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.03
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $1,799)	$103,051
Interest allocated from Portfolio	36,875
Expenses allocated from Portfolio	(257,053)
Net investment loss from Portfolio	$(117,127)
Expenses
Administration fee	$52,015
Trustees' fees and expenses	167
Distribution and service fees Class A	31,317
Class B	119,004
Class C	102,497
Transfer and dividend disbursing agent fees	78,598
Registration fees	47,093
Printing and postage	22,272
Legal and accounting services	17,046
Custodian fee	3,060
Miscellaneous	6,200
Total expenses	$479,269
Net investment loss	$(596,396)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$4,230,945
Foreign currency transactions	(775)
Net realized gain	$4,230,170
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(944,297)
Foreign currency	125
Net change in unrealized appreciation (depreciation)	$(944,172)
Net realized and unrealized gain	$3,285,998
Net increase in net assets from operations	$2,689,602

See notes to financial statements

7

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment loss	$(596,396)	$(740,778)
Net realized gain from investment transactions, payments by affiliate and foreign currency transactions	4,230,170	1,564,108
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(944,172)	(1,883,094)
Net increase (decrease) in net assets from operations	$2,689,602	$(1,059,764)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$2,711,488	$3,049,014
Class B	2,128,473	1,601,406
Class C	830,535	1,909,527
Cost of shares redeemed Class A	(4,565,631)	(6,111,890)
Class B	(2,880,393)	(2,738,157)
Class C	(3,436,095)	(4,086,660)
Net asset value of shares exchanged Class A	65,737	49,688
Class B	(65,737)	(49,688)
Net decrease in net assets from Fund share transactions	$(5,211,623)	$(6,376,760)
Net decrease in net assets	$(2,522,021)	$(7,436,524)
Net Assets
At beginning of year	$35,154,220	$42,590,744
At end of year	$32,632,199	$35,154,220
Accumulated net investment loss included in net assets
At end of year	$(5,856)	$(113,453)

See notes to financial statements

8

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,					Period Ended
	2005	2004		2003	2002	October 31, 2001(1)
Net asset value — Beginning of year	$7.670	$7.810		$6.200	$8.010	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.101)	$(0.108)		$(0.096)	$(0.087)	$(0.066)
Net realized and unrealized gain (loss)	0.741	(0.032)		1.706	(1.723)	(1.924)
Total income (loss) from operations	$0.640	$(0.140)		$1.610	$(1.810)	$(1.990)
Net asset value — End of year	$8.310	$7.670		$7.810	$6.200	$8.010
Total Return(3)	8.34%	(1.79	)%(4)	25.97%	(22.60)%	(19.90)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$11,797	$12,545		$15,910	$13,750	$9,419

Ratios (As a percentage of average daily net assets):

Net expenses(5)	1.64%	1.65%	1.65%	1.39%	1.35	%(6)
Net expenses after custodian fee reduction(5)	1.64%	1.65%	1.65%	1.39%	1.33	%(6)
Net investment loss	(1.24)%	(1.40)%	(1.44)%	(1.15)%	(1.13	)%(6)
Portfolio Turnover of the Portfolio	223%	282%	248%	131%	38%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee of the Portfolio and an allocation of expenses to the Administrator. Had such action not been taken, the net investment loss per share and the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):

Expenses(5)	1.64%	1.67%	1.70%	1.66%	2.35	%(6)
Expenses after custodian fee reduction(5)	1.64%	1.67%	1.70%	1.66%	2.33	%(6)
Net investment loss	(1.24)%	(1.42)%	(1.49)%	(1.42)%	(2.13	)%(6)
Net investment loss per share(2)	$(0.101)	$(0.110)	$(0.100)	$(0.107)	$(0.124)

(1)  For the period from the start of business, March 2, 2001, to October 31, 2001.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to $0.01 per share. Had such actions not been taken, the total return would have been (1.92)% for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

9

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,					Period Ended
	2005	2004		2003	2002	October 31, 2001(1)
Net asset value — Beginning of year	$7.460	$7.660		$6.120	$7.970	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.157)	$(0.162)		$(0.145)	$(0.142)	$(0.110)
Net realized and unrealized gain (loss)	0.737	(0.038)		1.685	(1.708)	(1.920)
Total income (loss) from operations	$0.580	$(0.200)		$1.540	$(1.850)	$(2.030)
Net asset value — End of year	$8.040	$7.460		$7.660	$6.120	$7.970
Total Return(3)	7.78%	(2.61	)%(4)	25.16%	(23.21)%	(20.30)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$11,523	$11,480		$13,028	$9,550	$7,125

Ratios (As a percentage of average daily net assets):

Net expenses(5)	2.39%	2.40%	2.40%	2.14%	2.10	%(6)
Net expenses after custodian fee reduction(5)	2.39%	2.40%	2.40%	2.14%	2.08	%(6)
Net investment loss	(1.99)%	(2.14)%	(2.20)%	(1.90)%	(1.89	)%(6)
Portfolio Turnover of the Portfolio	223%	282%	248%	131%	38%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee of the Portfolio and an allocation of expenses to the Administrator. Had such action not been taken, the net investment loss per share and the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):

Expensess(5)	2.39%	2.42%	2.43%	2.41%	3.10	%(6)
Expenses after custodian fee reductions(5)	2.39%	2.42%	2.43%	2.41%	3.08	%(6)
Net investment loss	(1.99)%	(2.16)%	(2.23)%	(2.17)%	(2.89	)%(6)
Net investment loss per share(2)	$(0.157)	$(0.164)	$(0.147)	$(0.162)	$(0.168)

(1)  For the period from the start of business, March 2, 2001, to October 31, 2001.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

10

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,					Period Ended
	2005	2004		2003	2002	October 31, 2001(1)
Net asset value — Beginning of year	$7.460	$7.660		$6.120	$7.980	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.158)	$(0.162)		$(0.144)	$(0.143)	$(0.111)
Net realized and unrealized gain (loss)	0.728	(0.038)		1.684	(1.717)	(1.909)
Total income (loss) from operations	$0.570	$(0.200)		$1.540	$(1.860)	$(2.020)
Net asset value — End of year	$8.030	$7.460		$7.660	$6.120	$7.980
Total Return(3)	7.64%	(2.61	)%(4)	25.16%	(23.31)%	(20.20)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$9,313	$11,129		$13,652	$12,152	$9,747

Ratios (As a percentage of average daily net assets):

Net expenses(5)	2.39%	2.40%	2.40%	2.14%	2.10	%(6)
Net expenses after custodian fee reduction(5)	2.39%	2.40%	2.40%	2.14%	2.08	%(6)
Net investment loss	(1.99)%	(2.15)%	(2.20)%	(1.90)%	(1.88	)%(6)
Portfolio Turnover of the Portfolio	223%	282%	248%	131%	38%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee of the Portfolio and an allocation of expenses to the Administrator. Had such action not been taken, the net investment loss per share and the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):

Expenses(5)	2.39%	2.42%	2.44%	2.41%	3.10	%(6)
Expenses after custodian fee reduction(5)	2.39%	2.42%	2.44%	2.41%	3.08	%(6)
Net investment loss	(1.99)%	(2.17)%	(2.24)%	(2.17)%	(2.88	)%(6)
Net investment loss per share(2)	$(0.158)	$(0.164)	$(0.147)	$(0.163)	$(0.170)

(1)  For the period from the start of business, March 2, 2001, to October 31, 2001.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

11

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Small-Cap Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (21.3% at October 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

D  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

E  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $6,135,010 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

G  Other — Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires

12

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any.) Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the reinvestment date. Distributions are paid in the form of additional shares of the same class of the Fund, or at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended October 31, 2005, accumulated paid-in capital was decreased by $676,164, net investment loss was decreased by $703,993, and accumulated net realized loss was increased by $27,829 primarily due to differences between book and tax accounting treatment of net operating losses, foreign currency gains and losses and passive foreign investment companies. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(6,135,010)
Unrealized appreciation	$2,485,531
Other temporay differences	$(5,856)

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2005	2004
Sales	335,230	387,692
Redemptions	(560,908)	(793,963)
Exchanges from Class B shares	8,308	6,485
Net decrease	(217,370)	(399,786)
	Year Ended October 31,
Class B	2005	2004
Sales	271,537	210,519
Redemptions	(367,125)	(366,682)
Exchanges to Class A shares	(8,569)	(6,616)
Net decrease	(104,157)	(162,779)
	Year Ended October 31,
Class C	2005	2004
Sales	105,157	246,229
Redemptions	(437,553)	(536,500)
Net decrease	(332,396)	(290,271)

4  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2005, the administration fee amounted to $52,015. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2005, EVM earned $6,354 in sub-transfer agent fees.

13

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For year ended October 31, 2005, no significant amounts have been deferred.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $3,380 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2005.

Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $89,253 and $76,873 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $705,000 and $1,300,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in the amount of 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2005 amounted to $31,317, $29,751, and $25,624 for Class A, Class B, and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of the purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM, its affiliates, or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B, and Class C shares when no Uncovered Distribution Charges exist for the respective class will be credited to the Fund. EVD received approximately $100, $53,000 and $1,000 of CDSC paid by shareholders for Class A shares, Class B shares, and Class C shares, respectively, for the year ended October 31, 2005.

14

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2005, aggregated $5,575,856 and $11,347,869, respectively.

8  Subsequent Event

On November 14, 2005, the Board of Trustees of the Trust unanimously approved the merger of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 into Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1, another series of the Trust. Specifically, the Board approved an Agreement and Plan of Reorganization ("Plan of Reorganization") with respect to the merger. Under the terms of the Plan of Reorganization, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 will transfer all of its assets to Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1, and Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 will assume the liabilities of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2. It is expected that the Reorganization will be treated as a tax-free reorganization for federal tax purposes.

15

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance
Tax-Managed Small-Cap Growth Fund 1.2:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period from the start of business, March 2, 2001 to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 as of October 31, 2005, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, and for the period from start of business, March 2, 2001 to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

16

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 92.7%
Security	Shares	Value
Aerospace & Defense — 2.5%
Aviall, Inc.(1)	46,000	$1,451,300
DRS Technologies, Inc.	31,700	1,561,542
Teledyne Technologies, Inc.(1)	21,500	758,090
		$3,770,932
Air Freight & Logistics — 1.7%
Hub Group, Inc., Class A(1)	35,000	$1,272,950
UTI Worldwide, Inc.(2)	16,400	1,402,856
		$2,675,806
Beverages — 0.7%
Cott Corp.(1)(2)	26,900	$398,389
Hansen Natural Corp.(1)	13,930	703,744
		$1,102,133
Biotechnology — 2.0%
Abgenix, Inc.(1)	166,000	$1,726,400
United Therapeutics Corp.(1)	17,400	1,285,164
		$3,011,564
Capital Markets — 2.0%
Affiliated Managers Group, Inc.(1)	15,400	$1,181,950
Greenhill & Co., Inc.	40,800	1,956,360
		$3,138,310
Commercial Services & Supplies — 2.0%
Harland (John H.) Co.	23,300	$969,047
Resources Connection, Inc.(1)	70,700	2,018,485
		$2,987,532
Computers & Peripherals — 3.8%
Novatel Wireless, Inc.(1)	210,600	$2,674,620
Palm, Inc.(1)	81,722	2,099,438
Synaptics, Inc.(1)	48,090	1,117,131
		$5,891,189
Consumer Finance — 1.3%
Student Loan Corp. (The)	9,300	$2,038,560
		$2,038,560

Security	Shares	Value
Diversified Consumer Services — 2.4%
DeVry, Inc.(1)	86,900	$1,963,940
Education Management Corp.(1)	25,700	792,588
Regis Corp.	24,900	955,164
		$3,711,692
Electric Utilities — 0.7%
Westar Energy, Inc.	47,500	$1,049,750
		$1,049,750
Electrical Equipment — 2.1%
AMETEK, Inc.	34,900	$1,421,477
Roper Industries, Inc.	45,800	1,726,660
		$3,148,137
Energy Equipment & Services — 1.1%
Todco, Class A(1)	38,800	$1,736,300
		$1,736,300
Food & Staples Retailing — 1.0%
Longs Drugstores Corp.	37,000	$1,543,270
		$1,543,270
Health Care Equipment & Supplies — 7.2%
Aspect Medical Systems, Inc.(1)	53,100	$1,732,122
DJ Orthopedics, Inc.(1)	46,800	1,360,944
Hologic, Inc.(1)	36,500	2,024,290
IDEXX Laboratories, Inc.(1)	17,700	1,241,301
Intuitive Surgical, Inc.(1)	18,100	1,606,013
Respironics, Inc.(1)	53,100	1,904,697
Ventana Medical Systems, Inc.(1)	30,400	1,165,232
		$11,034,599
Health Care Providers & Services — 8.0%
Chemed Corp.	38,500	$1,851,080
Community Health Systems, Inc.(1)	38,200	1,417,602
eResearch Technology, Inc.(1)	81,400	1,166,462
Health Net, Inc.(1)	42,700	2,000,068
LifePoint Hospitals, Inc.(1)	18,000	703,800
Pediatrix Medical Group, Inc.(1)	13,000	1,001,780
Psychiatric Solutions, Inc.(1)	17,900	979,130
United Surgical Partners International, Inc.(1)	49,000	1,756,650

See notes to financial statements

17

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Providers & Services (continued)
VCA Antech, Inc.(1)	53,300	$1,375,140
		$12,251,712
Hotels, Restaurants & Leisure — 6.1%
Aztar Corp.(1)	44,100	$1,326,087
Cheesecake Factory, Inc. (The)(1)	20,900	717,288
Choice Hotels International, Inc.	44,200	1,462,578
CKE Restaurants, Inc.(1)	60,800	773,376
Gaylord Entertainment Co.(1)	33,600	1,326,528
Penn National Gaming, Inc.(1)	20,704	611,803
Sonic Corp.(1)	27,300	790,062
Starwood Hotels & Resorts Worldwide, Inc.	27,200	1,589,296
Station Casinos, Inc.	11,600	743,560
		$9,340,578
Household Durables — 0.3%
Jarden Corp.(1)	11,950	$403,790
		$403,790
Household Products — 0.5%
Central Garden & Pet Co.(1)	18,300	$784,521
		$784,521
Insurance — 1.7%
Philadelphia Consolidated Holding Corp.(1)	12,300	$1,183,998
Stewart Information Services Corp.	28,900	1,471,877
		$2,655,875
Internet Software & Services — 0.5%
SINA Corp.(1)(2)	32,537	$824,813
		$824,813
IT Services — 5.8%
Cognizant Technology Solutions Corp.(1)	34,300	$1,508,514
Euronet Worldwide, Inc.(1)	62,900	1,767,490
MoneyGram International, Inc.	100,300	2,437,290
SI International, Inc.(1)	55,000	1,587,850
SRA International, Inc., Class A(1)	46,600	1,529,412
		$8,830,556

Security	Shares	Value
Machinery — 2.7%
Actuant Corp., Class A	37,100	$1,806,770
Bucyrus International, Inc., Class A	22,200	922,410
Joy Global, Inc.	32,000	1,467,840
		$4,197,020
Media — 2.0%
Central European Media Enterprises, Ltd.(1)(2)	64,400	$2,993,956
		$2,993,956
Metals & Mining — 0.1%
Formation Capital Corp.(1)(2)(3)(4)	400,000	$77,996
		$77,996
Multi-Utilities — 1.0%
CMS Energy Corp.(1)	101,100	$1,507,401
		$1,507,401
Oil, Gas & Consumable Fuels — 9.4%
Alon USA Energy, Inc.(1)	95,074	$1,853,943
Denbury Resources, Inc.(1)	44,300	1,932,809
Goodrich Petroleum Corp.(1)	81,566	1,818,922
Peabody Energy Corp.	30,700	2,399,512
Quicksilver Resources, Inc.(1)	36,900	1,429,137
Southwestern Energy Co.(1)	35,500	2,575,170
Vintage Petroleum, Inc.	45,000	2,335,050
		$14,344,543
Personal Products — 1.0%
Chattem, Inc.(1)	45,415	$1,498,695
		$1,498,695
Pharmaceuticals — 2.8%
Cypress Bioscience, Inc.	147,500	$746,350
Hi-Tech Pharmacal Co., Inc.(1)	28,600	1,073,930
MGI Pharma, Inc.(1)	36,800	690,368
Penwest Pharmaceuticals Co.(1)	69,500	1,102,270
Shire Pharmaceuticals Group PLC ADR	20,300	727,552
		$4,340,470

See notes to financial statements

18

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Real Estate — 2.4%
Strategic Hotel Capital, Inc.	71,200	$1,209,688
Taubman Centers, Inc.	42,500	1,401,225
Trizec Properties, Inc.	48,600	1,081,350
		$3,692,263
Semiconductors & Semiconductor Equipment — 5.1%
Advanced Analogic Technologies, Inc.(1)	131,435	$1,432,641
Advanced Energy Industries, Inc.(1)	140,249	1,507,677
Atheros Communications, Inc.(1)	160,000	1,387,200
Brooks Automation, Inc.(1)	51,400	601,894
Ikanos Communications(1)	12,880	202,989
Intersil Corp., Class A	50,300	1,144,828
Veeco Instruments, Inc.(1)	99,900	1,587,411
		$7,864,640
Software — 5.1%
Activision, Inc.(1)	120,397	$1,898,660
Blackbaud, Inc.	60,700	874,080
i2 Technologies, Inc.(1)	128,700	1,572,714
Intellisync Corp.(1)	317,700	1,381,995
MICROS Systems, Inc.(1)	33,100	1,519,952
NAVTEQ, Corp.(1)	14,100	551,592
		$7,798,993
Specialty Retail — 1.9%
Hibbet Sporting Goods, Inc.(1)	60,600	$1,589,538
O'Reilly Automotive, Inc.(1)	47,100	1,328,220
		$2,917,758
Textiles, Apparel & Luxury Goods — 1.5%
Gildan Activewear, Inc.(1)(2)	41,364	$1,442,363
Warnaco Group, Inc. (The)(1)	35,200	798,336
		$2,240,699
Thrifts & Mortgage Finance — 1.6%
IndyMac Bancorp, Inc.	42,900	$1,601,457
WSFS Financial Corp.	14,400	892,080
		$2,493,537

Security	Shares	Value
Wireless Telecommunication Services — 2.7%
AO VimpelCom ADR(1)	18,100	$724,000
NII Holdings, Inc., Class B(1)	40,700	3,374,843
		$4,098,843
Total Common Stocks (identified cost $120,281,562)		$141,998,433
Special Warrants — 0.1%
Security	Shares	Value
Metals & Mining — 0.1%
Western Exploration and Development, Ltd.(1)(3)(4)	600,000	$180,000
		$180,000
Total Special Warrants (identified cost $480,000)		$180,000
Private Placements — 0.0%
Security	Shares	Value
Metals & Mining — 0.0%
Nevada Pacific Mining Co.(1)(3)(4)	80,000	$56,000
		$56,000
Total Private Placements (identified cost $80,000)		$56,000
Commercial Paper — 5.6%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., 4.02%, 11/1/05	$7,248	$7,248,000
Prudential Financial, Inc., 4.02%, 11/1/05	1,237	1,237,000
Total Commercial Paper (at amortized cost, $8,485,000)		$8,485,000

See notes to financial statements

19

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 1.3%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.03%, 11/1/05	$2,000	$2,000,000
Total Short-Term Investments (at amortized cost, $2,000,000)		$2,000,000
Total Investments — 99.7% (identified cost $131,326,562)		$152,719,433
Other Assets, Less Liabilities — 0.3%		$401,578
Net Assets — 100.0%		$153,121,011

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Foreign security.

(3)  Restricted security.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	94.4%	$144,127,509
Bermuda	2.0%	2,993,956
United Kingdom	1.4%	2,130,408
Canada	1.2%	1,918,747
Cayman Islands	0.5%	824,813
Russia	0.5%	724,000
	100%	$152,719,433

See notes to financial statements

20

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value (identified cost, $131,326,562)	$152,719,433
Cash	2,073
Receivable for investments sold	2,875,564
Dividends and interest receivable	3,939
Total assets	$155,601,009
Liabilities
Payable for investments purchased	$2,338,059
Payable to affiliate for investment advisory fees	80,520
Payable to affiliate for Trustees' fees	1,003
Accrued expenses	60,416
Total liabilities	$2,479,998
Net Assets applicable to investors' interest in Portfolio	$153,121,011
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$131,728,140
Net unrealized appreciation (computed on the basis of identified cost)	21,392,871
Total	$153,121,011

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends (net of foreign taxes, $8,442)	$498,229
Interest	176,074
Total investment income	$674,303
Expenses
Investment adviser fee	$1,052,955
Trustees' fees and expenses	4,469
Custodian fee	138,439
Legal and accounting services	44,569
Miscellaneous	11,477
Total expenses	$1,251,909
Deduct — Reduction of custodian fee	$18
Reduction of investment adviser fee	7,967
Total expense reductions	$7,985
Net expenses	$1,243,924
Net investment loss	$(569,621)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$22,772,180
Foreign currency transactions	(3,754)
Net realized gain	$22,768,426
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(6,290,258)
Foreign currency	(96)
Net change in unrealized appreciation (depreciation)	$(6,290,354)
Net realized and unrealized gain	$16,478,072
Net increase in net assets from operations	$15,908,451

See notes to financial statements

21

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment loss	$(569,621)	$(1,027,824)
Net realized gain from investment transactions, payments by affiliate and foreign currency transactions	22,768,426	10,299,688
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(6,290,354)	(11,832,647)
Net increase (decrease) in net assets from operations	$15,908,451	$(2,560,783)
Capital transactions — Contributions	$5,377,839	$14,945,367
Withdrawals	(48,942,689)	(58,309,543)
Net decrease in net assets from capital transactions	$(43,564,850)	$(43,364,176)
Net decrease in net assets	$(27,656,399)	$(45,924,959)
Net Assets
At beginning of year	$180,777,410	$226,702,369
At end of year	$153,121,011	$180,777,410

See notes to financial statements

22

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,					Period Ended
	2005	2004		2003	2002	October 31, 2001(1)
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.74%	0.75%		0.73%	0.73%	0.70	%(2)
Net expenses after custodian fee reduction	0.74%	0.75%		0.73%	0.73%	0.68	%(2)
Net investment loss	(0.34)%	(0.50)%		(0.53)%	(0.49)%	(0.48	)%(2)
Portfolio Turnover	223%	282%		248%	131%	38%
Total Return(3)	9.52%	(1.05	)%(4)	27.24%	(22.16)%	—
Net assets, end of year (000's omitted)	$153,121	$180,777		$226,702	$209,074	$307,838

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)  For the period from the start of business, March 1, 2001, to October 31, 2001.

(2)  Annualized.

(3)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

(4)  The Portfolio's net increase from payments by affiliate and net gains (losses) realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return for the year ended October 31, 2004.

See notes to financial statements

23

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Small-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2005, the Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1, the Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 59.3%, 21.3% and 19.3% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Income Taxes — The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Financial Futures Contracts — Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation

24

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

margin) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Foreign Currency Translation — Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

G  Securities Sold Short — The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security exchangeable for an equal amount of the security sold short in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers on the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Other — Investment transactions are accounted for on a trade-date basis.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. EVM has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is

25

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

consideration for third-party research services. For the year ended October 31, 2005, EVM waived $7,967 of its advisory fee. For the year ended October 31, 2005, the advisory fee amounted to $1,052,955. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $364,709,013 and $414,322,811, respectively, for the year ended October 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$131,485,754
Gross unrealized appreciation	$23,549,032
Gross unrealized depreciation	(2,315,353)
Net unrealized appreciation	$21,233,679

5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2005.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2005.

26

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Restricted Securities

At October 31, 2005, the Portfolio owned the following securities (representing 0.21% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The fair value is determined using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Fair Value
Common Stocks
Formation Capital Corp.	12/21/98	400,000	$88,260	$77,996
			$88,260	$77,996
Private Placements and Special Warrants
Nevada Pacific Mining Co.	12/21/98	80,000	$80,000	$56,000
Western Exploration and Development, Ltd.	12/21/98	600,000	480,000	180,000
			$560,000	$236,000

27

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed Small-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Growth Portfolio (the Portfolio), including the portfolio of investments as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the four years in the period then ended and the period from the start of business, March 1, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities held as of October 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Small-Cap Growth Portfolio at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and for the period from the start of business, March 1, 2001 to October 31,2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

28

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Tax-Managed Small-Cap Growth Portfolio (the "Portfolio") and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement between the Portfolio and its investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•An independent report comparing the expense ratio of the Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 (the "Fund") to those of comparable funds;

•Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•The economic outlook and the general investment outlook in relevant investment markets;

•Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•The allocation of brokerage and the benefits received by the investment adviser as the result of brokerage allocation;

•Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•The resources devoted to compliance efforts undertaken by Eaton Vance, on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered its management capabilities with respect to the types of investments held by the Portfolio, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee specifically noted the investment adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the asset size of the Fund, the Fund's expense ratio is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of profits of the investment adviser in providing investment management services for the Portfolio and for all Eaton Vance funds as a group. The Special Committee also reviewed the implementation of a soft dollar reimbursement program pursuant to which the Portfolio may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the

29

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

investment adviser, are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

30

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of the Portfolio since 1998	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 1998 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

31

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 1998	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BRM. Officer of 70 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2004	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 24 registered companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies mangaged by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

32

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust; President of the Portfolio	Vice President of the Trust since 2001; President of the Portfolio since 2002	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997; of the Portfolio since 1998	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM and BMR.

Michelle A. Green	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Chief Financial Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 67 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master feeder and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Ms. Green served as Assistant Treasurer of the Portfolio since 1998 and prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

33

Investment Adviser of Tax-Managed Small-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1087-12/05  MGSRC1.2

Annual Report October 31, 2005

EATON VANCE
TAX-MANAGED
SMALL-CAP
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

George Pierides,

Lead Portfolio Manager

J. Bradley Ohlmuller, CFA,

Team Member (not pictured)

Philip E. Laverson,

Team Member (not pictured)

The Fund

Performance for the Past Year

•                  For the year ended October 31, 2005, the Fund’s Class A shares had a total return of 12.53%. This return was the result of an increase in net asset value (NAV) per share to $14.64 on October 31, 2005, from $13.01 on October 31, 2004.(1)

•                  The Fund’s Class B shares had a total return of 11.67% for the same period, the result of an increase in NAV per share to $14.26 from $12.77.(1)

•                  The Fund’s Class C shares had a total return of 11.66% for the same period, the result of an increase in NAV per share to $14.27 from $12.78.(1)

•                  For comparison, the Fund’s benchmark, the S&P SmallCap 600 Index (the S&P 600) – a broad-based, unmanaged market index of both growth and value small-capitalization stocks – had a total return of 15.27% during the period, while the Russell 2000 Index, a larger basket of small-cap stocks, had a return of 12.08%.(2)

Management Discussion

•                  During the year ended October 31, 2005, the Tax-Managed Small-Cap Value Portfolio (the Portfolio) continued to focus on small-cap companies that management believed to be undervalued relative to the overall stock market. In addition to relative valuation, management considers companies’ earnings and cash flow capabilities, the strength of their business franchises and financial positions, and the quality of their managements. Management pursues a tax-managed approach that seeks to maximize the after-tax returns of the Fund’s shareholders.

•                  The U.S. economy remained strong in 2005, despite eight interest rate hikes by the Federal Reserve, surging energy and raw material prices, and the disruptive effects of two major hurricanes in the Gulf Coast region. Although the economy was strong, momentum remained uneven, with various segments of the economy growing at disparate rates. During the year, we maintained a well balanced mix of stocks that included economically sensitive areas, defensive consumer-related sectors, and exposure to energy. Accordingly, at October 31, 2005, the Portfolio maintained significant weightings in materials and processing, consumer discretionary, and energy.

•                  The Fund posted positive returns during the year ended October 31, 2005, with Class A shares outperforming the Russell 2000 Index but lagging the S&P 600.(2) The energy, materials and processing, and consumer staples sectors outperformed the indexes, while financial services, technology, and consumer discretionary sectors were relative underperformers. The Fund’s investment returns benefited from the Portfolio’s significant exposure to energy stocks, which were the best performers during the year. An underweighting in financial services and technology further bolstered results.

•                  Energy stocks were the largest contributor to the Fund’s returns for the year, benefiting from surging oil and natural gas prices. Strong worldwide demand for oil, combined with ongoing concerns about supply, pushed the price of oil north of $70 per barrel – levels not seen since the early 1980s on an inflation-adjusted basis. Natural gas prices also surged late in the fiscal year, as hurricane activity disrupted gas refining capabilities in the Gulf Coast region.

•                  The Portfolio maintained its long-standing underweight in financial services, which lagged the overall market. The yield curve flattened during the year, amid the Fed’s ongoing campaign to raise short-term interest rates and strong foreign demand for longer term U.S. Treasury securities. A flattening yield curve remained unfavorable for financial services that are overly dependent on net interest margin for earnings. The potential for deterioration in credit quality, given heightened competition among lenders and loose lending standards in the financial services area, remained another area of concern during the year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance. com.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2)       It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

•                  Consumer discretionary companies were among the Portfolio’s weakest performers during the year. While fundamentals remained favorable, with positive job growth and rising incomes, investor concerns over rising energy costs and their impact on consumer spending weighed on the sector.

•                  Since November 21, 2005, the Portfolio has been managed by a three-person team led by George C. Pierides, who had previuosly been sole portfolio manager of the Portfolio since it commenced operations. Mr. Pieridesis joined by J. Bradley Ohlmuller, CFA, a Principal of Fox Asset Management and a member of the firm’s Investment Committee, and Philip E. Laverson, a Vice President of Fox Asset Management, who joined the firm in 2005. The members of the investment team meet regularly to discuss investment holdings, prospective investments, and portfolio composition.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Common Stock Investments by Sector*

By net assets

*                 Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Ten Largest Holdings**

By net assets

Spinnaker Exploration, Co.	5.2%
Church & Dwight, Co., Inc.	4.5%
AptarGroup, Inc.	3.9%
Arkansas Best Corp.	3.7%
Protective Life Corp.	3.6%
Newfield Exploration Co.	3.5%
Piedmont Natural Gas Co., Inc.	3.4%
Albany International Corp., Class A	3.3%
Maverick Tube Corp.	3.2%
BorgWarner, Inc.	3.2%

**Ten Largest Holdings represented 37.5% of Portfolio net assets as of October 31, 2005. Holdings are subject to change due to active management.

3

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2005

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B, and Class C of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, Classs C, and the S&P SmallCap 600 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	12.53%	11.67%	11.66%
Life of Fund†	10.94%	10.15%	10.17%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	6.09%	6.67%	10.66%
Life of Fund†	9.17%	9.52%	10.17%

†Inception Dates – Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

*       Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

**	Source: Thomson Financial. Investment operations commenced 3/4/02.

It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

4

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares.

“Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Life of Fund

Return Before Taxes	12.53%	10.94%
Return After Taxes on Distributions	12.53%	10.94%
Return After Taxes on Distributions and Sale of Fund Shares	8.14%	9.48%

Returns at Public Offering Price (POP) (Class A)

	One Year	Life of Fund

Return Before Taxes	6.09%	9.17%
Return After Taxes on Distributions	6.09%	9.17%
Return After Taxes on Distributions and Sale of Fund Shares	3.96%	7.92%

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Life of Fund

Return Before Taxes	11.66%	10.17%
Return After Taxes on Distributions	11.66%	10.17%
Return After Taxes on Distributions and Sale of Fund Shares	7.58%	8.80%

Returns at Public Offering Price (POP) (Class C)

	One Year	Life of Fund

Return Before Taxes	10.66%	10.17%
Return After Taxes on Distributions	10.66%	10.17%
Return After Taxes on Distributions and Sale of Fund Shares	6.93%	8.80%

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Life of Fund

Return Before Taxes	11.67%	10.15%
Return After Taxes on Distributions	11.67%	10.15%
Return After Taxes on Distributions and Sale of Fund Shares	7.59%	8.79%

Returns at Public Offering Price (POP) (Class B)

	One Year	Life of Fund

Return Before Taxes	6.67%	9.52%
Return After Taxes on Distributions	6.67%	9.52%
Return After Taxes on Distributions and Sale of Fund Shares	4.33%	8.23%

Class A, Class B, and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

5

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Small-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)
Actual
Class A	$1,000.00	$1,101.60	$9.27
Class B	$1,000.00	$1,097.80	$13.27
Class C	$1,000.00	$1,097.70	$13.22

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.40	$8.89
Class B	$1,000.00	$1,012.60	$12.73
Class C	$1,000.00	$1,012.60	$12.68

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.75% for Class A shares, 2.50% for Class B shares, and 2.50% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $22,606,791)	$29,137,828
Receivable for Fund shares sold	845
Receivable from affiliate	77,125
Total assets	$29,215,798
Liabilities
Payable for Fund shares redeemed	$95,299
Payable to affiliate for distribution and service fees	15,584
Payable to affiliate for Trustees' fees	42
Payable to affiliate for Administration fee	3,691
Accrued expenses	28,518
Total liabilities	$143,134
Net Assets	$29,072,664
Sources of Net Assets
Paid-in capital	$20,940,841
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	1,600,786
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	6,531,037
Total	$29,072,664
Class A Shares
Net Assets	$14,302,653
Shares Outstanding	976,720
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.64
Maximum Offering Price Per Share (100 ÷ 94.25 of $14.64)	$15.53
Class B Shares
Net Assets	$7,801,793
Shares Outstanding	546,929
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.26
Class C Shares
Net Assets	$6,968,218
Shares Outstanding	488,203
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.27
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends allocated from Portfolio	$309,603
Interest allocated from Portfolio	7,989
Expenses allocated from Portfolio	(319,168)
Net investment loss from Portfolio	$(1,576)
Expenses
Administration fee	$41,665
Trustees' fees and expenses	188
Distribution and service fees Class A	33,521
Class B	80,580
Class C	63,104
Registration fees	49,204
Transfer and dividend disbursing agent fees	37,688
Printing and postage	16,517
Legal and accounting services	15,381
Custodian fee	11,586
Miscellaneous	3,001
Total expenses	$352,435
Deduct — Allocation of Fund expenses to affiliate	$77,125
Total expense reductions	$77,125
Net expenses	$275,310
Net investment loss	$(276,886)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,706,801
Net realized gain	$1,706,801
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,546,477
Net change in unrealized appreciation (depreciation)	$1,546,477
Net realized and unrealized gain	$3,253,278
Net increase in net assets from operations	$2,976,392

See notes to financial statements

7

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment loss	$(276,886)	$(226,845)
Net realized gain (loss) from investment transactions	1,706,801	(78,269)
Net change in unrealized appreciation (depreciation) of investments	1,546,477	2,887,638
Net increase in net assets from operations	$2,976,392	$2,582,524
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$3,665,581	$3,661,567
Class B	1,643,624	1,686,742
Class C	2,297,905	1,531,872
Cost of shares redeemed Class A	(1,685,652)	(1,647,682)
Class B	(2,425,388)	(630,993)
Class C	(1,134,719)	(788,545)
Net asset value of shares exchanged Class A	94,010	72,695
Class B	(94,010)	(72,695)
Net increase in net assets from Fund share transactions	$2,361,351	$3,812,961
Net increase in net assets	$5,337,743	$6,395,485
Net Assets
At beginning of year	$23,734,921	$17,339,436
At end of year	$29,072,664	$23,734,921

See notes to financial statements

8

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,			Period Ended
	2005	2004	2003	October 31, 2002(2)
Net asset value — Beginning of year	$13.010	$11.420	$8.860	$10.000
Income (loss) from operations
Net investment loss(1)	$(0.087)	$(0.082)	$(0.061)	$(0.046)
Net realized and unrealized gain (loss)	1.717	1.672	2.621	(1.094)
Total income (loss) from operations	$1.630	$1.590	$2.560	$(1.140)
Net asset value — End of year	$14.640	$13.010	$11.420	$8.860
Total Return(3)	12.53%	13.92%	28.89%	(11.40)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$14,303	$10,772	$7,509	$3,105
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.75%	1.75%	1.75%	1.75	%(5)
Net expenses after custodian fee reduction(4)	1.75%	1.75%	1.75%	1.75	%(5)
Net investment loss	(0.61)%	(0.67)%	(0.62)%	(0.74	)%(5)
Portfolio Turnover of the Portfolio	24%	12%	21%	5%

†  The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	2.03%	2.10%	2.60%	4.41	%(5)
Expenses after custodian fee reduction(4)	2.03%	2.10%	2.60%	4.41	%(5)
Net investment loss	(0.89)%	(1.02)%	(1.47)%	(3.40	)%(5)
Net investment loss per share(1)	$(0.126)	$(0.125)	$(0.145)	$(0.211)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements

9

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,			Period Ended
	2005	2004	2003	October 31, 2002(2)
Net asset value — Beginning of year	$12.770	$11.290	$8.820	$10.000
Income (loss) from operations
Net investment loss(1)	$(0.189)	$(0.171)	$(0.132)	$(0.091)
Net realized and unrealized gain (loss)	1.679	1.651	2.602	(1.089)
Total income (loss) from operations	$1.490	$1.480	$2.470	$(1.180)
Net asset value — End of year	$14.260	$12.770	$11.290	$8.820
Total Return(3)	11.67%	13.11%	28.00%	(11.80)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$7,802	$7,784	$5,961	$2,323
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.50%	2.50%	2.50%	2.50	%(5)
Net expenses after custodian fee reduction(4)	2.50%	2.50%	2.50%	2.50	%(5)
Net investment loss	(1.36)%	(1.41)%	(1.36)%	(1.47	)%(5)
Portfolio Turnover of the Portfolio	24%	12%	21%	5%

†  The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	2.78%	2.85%	3.35%	5.16	%(5)
Expenses after custodian fee reduction(4)	2.78%	2.85%	3.35%	5.16	%(5)
Net investment loss	(1.64)%	(1.76)%	(2.21)%	(4.13	)%(5)
Net investment loss per share(1)	$(0.227)	$(0.213)	$(0.215)	$(0.256)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements

10

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,			Period Ended
	2005	2004	2003	October 31, 2002(2)
Net asset value — Beginning of year	$12.780	$11.290	$8.820	$10.000
Income (loss) from operations
Net investment loss(1)	$(0.189)	$(0.171)	$(0.131)	$(0.092)
Net realized and unrealized gain (loss)	1.679	1.661	2.601	(1.088)
Total income (loss) from operations	$1.490	$1.490	$2.470	$(1.180)
Net asset value — End of year	$14.270	$12.780	$11.290	$8.820
Total Return(3)	11.66%	13.20%	28.00%	(11.80)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$6,968	$5,179	$3,870	$1,862
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.50%	2.50%	2.50%	2.50	%(5)
Net expenses after custodian fee reduction(4)	2.50%	2.50%	2.50%	2.50	%(5)
Net investment loss	(1.36)%	(1.42)%	(1.35)%	(1.48	)%(5)
Portfolio Turnover of the Portfolio	24%	12%	21%	5%

†  The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	2.78%	2.85%	3.35%	5.16	%(5)
Expenses after custodian fee reduction(4)	2.78%	2.85%	3.35%	5.16	%(5)
Net investment loss	(1.64)%	(1.77)%	(2.20)%	(4.15	)%(5)
Net investment loss per share(1)	$(0.228)	$(0.213)	$(0.213)	$(0.258)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements

11

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Small-Cap Value Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (57.4% at October 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

F  Other — Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

12

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended October 31, 2005, accumulated paid-in capital was decreased by $276,886 and accumulated net investment loss was decreased by $276,886 primarily due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized gain	$6,517,917
Other temporary differences	$(10,199)
Long-term capital gain	$1,624,105

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2005	2004
Sales	260,833	298,567
Redemptions	(118,493)	(134,413)
Exchange from Class B shares	6,518	6,175
Net increase	148,858	170,329

	Year Ended October 31,
Class B	2005	2004
Sales	118,925	140,127
Redemptions	(174,916)	(52,242)
Exchange to Class A shares	(6,667)	(6,256)
Net increase (decrease)	(62,658)	81,629
	Year Ended October 31,
Class C	2005	2004
Sales	164,905	127,970
Redemptions	(81,963)	(65,327)
Net increase	82,942	62,643

4  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2005, the administration fee amounted to $41,665. Pursuant to a voluntary expense reimbursement, EVM was allocated $77,125 of the Fund's operating expenses for the year ended October 31, 2005. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.) EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2005, EVM earned $3,479 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $9,571 as its

13

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

portion of the sales charge on sales of Class A shares for the year ended October 31, 2005.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan), and Class C shares (Class C Plan), pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $60,435 and $47,328 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $171,000 and $301,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended October 31, 2005 amounted to $33,521, $20,145, and $15,776, for Class A, Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $45,000 and $1,000 of CDSC paid by shareholders of Class B shares and Class C shares, respectively, for the year ended October 31, 2005. EVD did not receive any CDSC for Class A shares for the year ended October 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $7,616,139 and $5,415,239, respectively, for the year ended October 31, 2005.

14

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, and for the period from the start of business, March 4, 2002, to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, March 4, 2002 to October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

15

Tax-Managed Small-Cap Value Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.1%
Security	Shares	Value
Auto Related — 3.2%
BorgWarner, Inc.	28,100	$1,629,519
		$1,629,519
Cement — 2.4%
Lafarge North America, Inc.	20,500	$1,240,455
		$1,240,455
Chemical — 3.2%
RPM, Inc.	87,500	$1,629,250
		$1,629,250
Computer / Communications Related — 1.4%
International Rectifier Corp.(1)	23,800	$704,242
		$704,242
Construction / Engineering — 1.6%
Granite Construction, Inc.	24,000	$818,640
		$818,640
Electrical Equipment — 2.9%
Belden CDT, Inc.	74,500	$1,484,785
		$1,484,785
Electronics — 3.1%
Bel Fuse, Inc. Class B	30,400	$915,040
Technitrol, Inc.	38,000	639,160
		$1,554,200
Energy — 19.3%
Cimarex Energy Co.(1)	14,500	$569,270
Maverick Tube Corp.(1)	52,900	1,637,784
Newfield Exploration Co.(1)	39,000	1,767,870
Piedmont Natural Gas Co., Inc.	74,000	1,750,840
Questar Corp.	18,000	1,417,500
Spinnaker Exploration Co.(1)	43,000	2,647,940
		$9,791,204

Security	Shares	Value
Food Wholesalers / Retailers — 2.5%
Performance Food Group Co.(1)	26,900	$742,171
SUPERVALU, Inc.	16,500	518,595
		$1,260,766
Household Products — 6.7%
Church & Dwight Co., Inc.	65,000	$2,278,250
Prestige Brands Holdings, Inc.(1)	92,000	1,108,600
		$3,386,850
Industrial Products — 10.6%
A.O. Smith Corp.	46,500	$1,505,670
Albany International Corp., Class A	43,000	1,661,090
CLARCOR, Inc.	22,000	605,000
Teleflex, Inc.	24,500	1,621,655
		$5,393,415
Insurance — 6.1%
Protective Life Corp.	42,000	$1,841,280
Scottish Re Group Ltd.	52,000	1,276,600
		$3,117,880
Medical Services / Supplies — 9.3%
CONMED Corp.(1)	44,000	$1,055,120
Owens & Minor, Inc.	47,500	1,398,875
PolyMedica Corp.	40,000	1,320,400
West Pharmaceutical Services, Inc.	40,500	971,190
		$4,745,585
Packaging — 5.7%
AptarGroup, Inc.	38,200	$1,955,458
Tupperware Corp.	40,000	917,200
		$2,872,658
Personal Products — 1.0%
Chattem, Inc.(1)	15,000	$495,000
		$495,000
Restaurant — 4.1%
Applebee's International, Inc.	28,500	$624,435
CBRL Group, Inc.	17,200	596,840
Landry's Restaurants, Inc.	30,700	844,250
		$2,065,525

See notes to financial statements

16

Tax-Managed Small-Cap Value Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Retailing — 5.5%
BJ's Wholesale Club, Inc.(1)	47,000	$1,338,560
Claire's Stores, Inc.	56,000	1,458,800
		$2,797,360
Toy — 2.6%
RC2 Corp.(1)	38,500	$1,346,730
		$1,346,730
Transportation — 7.9%
Arkansas Best Corp.	48,500	$1,879,860
Offshore Logistics, Inc.(1)	28,500	969,000
OMI Corp.	31,500	569,520
Yellow Roadway Corp.(1)	12,800	581,760
		$4,000,140
Total Common Stocks (identified cost $35,283,980)		$50,334,204
Total Investments — 99.1% (identified cost $35,283,980)		$50,334,204
Other Assets, Less Liabilities — 0.9%		$456,695
Net Assets — 100.0%		$50,790,899

(1)  Non-income producing security.

See notes to financial statements

17

Tax-Managed Small-Cap Value Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value (identified cost, $35,283,980)	$50,334,204
Cash	493,803
Dividends and interest receivable	43,841
Total assets	$50,871,848
Liabilities
Payable to affiliate for Trustees' fees	$559
Payable to affiliate for investment advisory fees	42,445
Accrued expenses	37,945
Total liabilities	$80,949
Net Assets applicable to investors' interest in Portfolio	$50,790,899
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$35,740,675
Net unrealized appreciation (computed on the basis of identified cost)	15,050,224
Total	$50,790,899

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends	$621,486
Interest	16,708
Total investment income	$638,194
Expenses
Investment adviser fee	$561,188
Trustees' fees and expenses	5,129
Custodian fee	41,056
Legal and accounting services	27,790
Miscellaneous	5,674
Total expenses	$640,837
Deduct — Reduction of custodian fee	$115
Total expense reductions	$115
Net expenses	$640,722
Net investment loss	$(2,528)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$4,166,726
Net realized gain	$4,166,726
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$2,782,379
Net change in unrealized appreciation (depreciation)	$2,782,379
Net realized and unrealized gain	$6,949,105
Net increase in net assets from operations	$6,946,577

See notes to financial statements

18

Tax-Managed Small-Cap Value Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment loss	$(2,528)	$(29,710)
Net realized gain (loss) from investment transactions	4,166,726	(18,679)
Net change in unrealized appreciation (depreciation) of investments	2,782,379	6,737,706
Net increase in net assets from operations	$6,946,577	$6,689,317
Capital transactions — Contributions	$7,616,139	$11,868,068
Withdrawals	(16,997,334)	(7,234,811)
Net increase (decrease) in net assets from capital transactions	$(9,381,195)	$4,633,257
Net increase (decrease) in net assets	$(2,434,618)	$11,322,574
Net Assets
At beginning of year	$53,225,517	$41,902,943
At end of year	$50,790,899	$53,225,517

See notes to financial statements

19

Tax-Managed Small-Cap Value Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,				Period Ended
	2005		2004	2003	October 31, 2002(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	1.15%		1.14%	1.18%	1.77	%(2)
Expenses after custodian fee reduction	1.15%		1.14%	1.18%	1.77	%(2)
Net investment loss	(0.00	)%(3)	(0.06)%	(0.04)%	(0.74	)%(2)
Portfolio Turnover	24%		12%	21%	5%
Total Return(4)	13.20%		14.62%	29.62%	(11.41)%
Net assets, end of year (000's omitted)	$50,791		$53,226	$41,903	$17,340

(1)  For the period from the start of business, March 1, 2002, to October 31, 2002.

(2)  Annualized.

(3)  Amounts to less than (0.00)%.

(4)  Total return is not computed on an annualized basis.

See notes to financial statements

20

Tax-Managed Small-Cap Value Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENT

1  Significant Accounting Policies

Tax-Managed Small-Cap Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 10, 2001, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2005, the Eaton Vance Tax-Managed Small-Cap Value Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 57.4% and 42.3% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Income Taxes — The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Financial Futures Contract — Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

21

Tax-Managed Small-Cap Value Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENT CONT'D

The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Put Options — Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

F  Securities Sold Short — The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

G  Foreign Currency Translation — Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K  Other — Investment transactions are accounted for on a trade-date basis. Realized gains and losses are computed based on the specific identification of securities sold.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as

22

Tax-Managed Small-Cap Value Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENT CONT'D

compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee in the amount of 1.00% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2005, the advisory fee amounted to $561,188. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Fox Asset Management LLC (Fox), a majority-owned subsidiary of EVM. BMR pays Fox a monthly fee for sub-advisory services provided to the Portfolio in the amount of 0.75% annually of average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $12,932,573 and $21,398,556, respectively, for the year ended October 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$35,314,929
Gross unrealized appreciation	$15,206,802
Gross unrealized depreciation	(187,527)
Net unrealized appreciation	$15,019,275

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2005.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the year ended October 31, 2005.

23

Tax-Managed Small-Cap Value Portfolio as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed Small-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Small-Cap Value Portfolio (the Portfolio) as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended and for the period from the start of business, March 1, 2002 to October 31, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities held as of October 31, 2005 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Value Portfolio as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended and for the period from the start of business, March 1, 2002 to October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

24

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The investment advisory agreement between Tax-Managed Small-Cap Value Portfolio (the "Portfolio") and the investment adviser, Boston Management and Research, and the investment sub-advisory agreement between the investment adviser and the sub-adviser, Fox Asset Management LLC ("Fox"), each provide that the agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory and sub-advisory agreements, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory and sub-advisory agreements. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Tax-Managed Small-Cap Value Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as the result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance and Fox, where applicable, on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser and the sub-adviser. In so doing, the Special Committee considered their management capabilities with respect to the types of investments held by the Portfolio, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory and sub-advisory agreements. The Special Committee specifically noted the investment adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser and the sub-adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory and sub-advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the asset size of the Fund, the Fund's expense ratio is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of profits of the investment adviser and the sub-adviser in providing investment management services for the Portfolio and for all Eaton Vance funds as a group. The Special Committee also reviewed the implementation of a soft dollar reimbursement program pursuant to which the Portfolio

25

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS CONT'D

may receive reimbursement payments in respect of third party research services obtained by the investment adviser or sub-adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser and sub-adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser and Fox, an affiliated sub-adviser, are not unreasonable. The Special Committee also considered the extent to which the investment adviser and sub-adviser appear to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory and sub-advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory and sub-advisory agreements, including the fee structures, is in the interests of shareholders.

26

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee of the Trust; President and Trustee of the Portfolio	Trustee of the Trust since 1991; President and Trustee of the Portfolio since 2001	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administaration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 2001 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

27

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2001	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings, (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust; Vice President of the Portfolio	President of the Trust since 2002; Vice President of the Portfolio since 2001	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

George C. Pierides 12/16/57	Vice President of the Portfolio	Since 2001	Senior Managing Director of Fox. Officer of 12 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

28

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President Of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the trust	Since 2005*	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997; of the Portfolio since 2001	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2002*	Vice President of EVM and BMR. Chief Financial Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 67 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

*  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995 and Ms. Green served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

29

Investment Adviser of Tax-Managed Small-Cap Value Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Sub-Adviser of Tax-Managed Small-Cap Value Portfolio
Fox Asset Management LLC

331 Newman Springs Road, Suite 122

Red Bank, NJ 07701

Administrator of Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Tax-Managed Small-Cap Value Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1300-12/05  TMSCVSRC

Annual Report October 31, 2005

EATON VANCE
TAX-MANAGED
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Value Fund as of October 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Michael R. Mach, CFA

Portfolio Manager

The Fund

Performance for the Past Year

•                  For the year ended October 31, 2005, the Fund’s Class A shares had a total return of 15.17%. This return was the result of an increase in net asset value (NAV) per share to $15.92 on October 31, 2005, $13.95 on October 31, 2004, and the reinvestment of $0.136 per share in dividend income.(1)

•                  The Fund’s Class B shares had a total return of 14.34% for the same period, the result of an increase in NAV per share to $14.97 from $13.13, and the reinvestment of $0.040 per share in dividend income.(1)

•                  The Fund’s Class C shares had a total return of 14.37% for the same period, the result of an increase in NAV per share to $15.37 from $13.47, and the reinvestment of $0.033 per share in dividend income.(1)

•                  For comparison, the Fund’s benchmark, the Russell 1000 Value Index – a broad-based, unmanaged index of stocks commonly used as a measure of value stock performance – had a total return of 11.86% during the period.(2)

See pages 3 - 5 for more performance information, including after-tax returns.

Management Discussion

•                  During the 12 months ended October 31, 2005, U.S. equity markets continued their rise, as the economy showed resiliency in an environment of rising interest rates and elevated energy prices.

•                  Over the last 12 months, growing worldwide demand allowed oil and gas prices to move higher. This helped push the earnings and stock prices of many energy companies to record levels. Information technology stocks reversed their downward trend from the first half of the period, as more prudent capital management and continued end-market demand proved to be attractive to investors seeking stocks with solid capital appreciation potential during the later half of the period. Over the last 12 months, the Portfolio’s holdings in the energy and information technology sectors made significant contributions to the Fund’s overall performance.

•                  Health care and telecommunications stocks struggled over the period; the Portfolio owned a number of stocks in these sectors that also declined in value. In some cases, we responded to stock price declines by selling shares purchased at higher levels in order to realize capital losses. Realizing losses when they are available allows us to build a cushion of capital losses with which we can offset capital gains, should we want to realize them at some later date. Harvesting available capital losses in a consistent and disciplined manner is an important component of the Portfolio’s tax-managed strategy. Since its inception in December of 1999, the Fund has never made any taxable capital gains distributions to its shareholders.

•                  The Fund seeks to invest in value stocks that, in the opinion of the investment adviser, are inexpensive or undervalued relative to the overall stock market. As always, we thank you, our fellow shareholders for your continued participation and confidence in the Fund.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance. com.

(1)          These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2)          It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance Tax-Managed Value Fund as of October 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Index, a broad-based, unmanaged index of value stocks, and the S&P 500 Index, a broad-based unmanaged market index of common stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell 1000 Index, and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	15.17%	14.34%	14.37%
Five Years	5.94%	5.14%	5.14%
Life of Fund†	8.62%	7.30%	7.81%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	8.56%	9.34%	13.37%
Five Years	4.70%	4.81%	5.14%
Life of Fund†	7.52%	7.18%	7.81%

†Inception Dates – Class A: 12/27/99; Class B: 1/18/00; Class C: 1/24/00

*                 Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

**   Source: Thomson Financial. Class A of the Fund commenced investment operations on 12/27/99.

A $10,000 hypothetical investment at net asset value in Class B shares on 1/18/00 and Class C shares on 1/24/00 would have been valued at $15,048 ($14,948, after deduction of the applicable CDSC) and $15,442 respectively, on 10/31/05. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Common Stock Investments by Sector*

By net assets

*                 Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Holdings**

By net assets

Altria Group, Inc.	2.38%
Bank of America Corp.	2.31%
Exelon Corp.	2.20%
Citigroup Inc.	2.18%
Occidental Petroleum Corp.	2.08%
Exxon Mobil Corp.	2.08%
ConocoPhillips	2.07%
Dominion Resources, Inc.	2.01%
Goldman Sachs, Inc.	2.00%
Chevron Corporation	1.96%

**          Ten Largest Holdings represented 21.27% of Portfolio net assets as of October 31, 2005. Holdings are subject to change due to active management.

4

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	15.17%	5.94%	8.62%
Return After Taxes on Distributions	15.01%	5.88%	8.56%
Return After Taxes on Distributions and Sale of Fund Shares	10.05%	5.12%	7.51%

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	8.56%	4.70%	7.52%
Return After Taxes on Distributions	8.41%	4.64%	7.47%
Return After Taxes on Distributions and Sale of Fund Shares	5.74%	4.04%	6.54%

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	14.34%	5.14%	7.30%
Return After Taxes on Distributions	14.29%	5.13%	7.30%
Return After Taxes on Distributions and Sale of Fund Shares	9.38%	4.43%	6.36%

Returns at Public Offering Price (POP (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	9.34%	4.81%	7.18%
Return After Taxes on Distributions	9.29%	4.80%	7.18%
Return After Taxes on Distributions and Sale of Fund Shares	6.13%	4.15%	6.25%

Average Annual Total Returns

(For the periods ended October 31, 2005)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	14.37%	5.14%	7.81%
Return After Taxes on Distributions	14.33%	5.12%	7.79%
Return After Taxes on Distributions and Sale of Fund Shares	9.39%	4.43%	6.80%

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	13.37%	5.14%	7.81%
Return After Taxes on Distributions	13.33%	5.12%	7.79%
Return After Taxes on Distributions and Sale of Fund Shares	8.74%	4.43%	6.80%

Class A, Class B, and Class C of the Fund commenced investment operations on 12/27/99, 1/18/00, and 1/24/00, respectively. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

5

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 - October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)

Actual
Class A	$1,000.00	$1,080.06	$6.29
Class B	$1,000.00	$1,076.20	$10.20
Class C	$1,000.00	$1,076.33	$10.21

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.20	$6.11
Class B	$1,000.00	$1,015.40	$9.91
Class C	$1,000.00	$1,015.40	$9.91

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.20% for Class A shares, 1.95% for Class B shares, and 1.95% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance Tax-Managed Value Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in Tax-Managed Value Portfolio, at value (identified cost, $601,418,466)	$849,574,950
Receivable for Fund shares sold	1,722,364
Total assets	$851,297,314
Liabilities
Payable for Fund shares redeemed	$1,000,974
Payable to affiliate for distribution and service fees	484,707
Payable to affiliate for administration fees	106,786
Payable to affiliate for Trustees' fees	311
Accrued expenses	193,406
Total liabilities	$1,786,184
Net Assets	$849,511,130
Sources of Net Assets
Paid-in capital	$681,159,018
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(82,070,439)
Undistributed net investment income	2,266,067
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	248,156,484
Total	$849,511,130
Class A Shares
Net Assets	$363,526,908
Shares Outstanding	22,830,260
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.92
Maximum Offering Price Per Share (100 ÷ 94.25 of $15.92)	$16.89
Class B Shares
Net Assets	$239,391,659
Shares Outstanding	15,991,761
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.97
Class C Shares
Net Assets	$246,592,563
Shares Outstanding	16,043,481
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.37
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $45,560)	$16,253,602
Interest allocated from Portfolio	302,673
Expenses allocated from Portfolio	(5,407,772)
Net investment income from Portfolio	$11,148,503
Expenses
Administration fee	$1,193,542
Trustees' fees and expenses	3,263
Distribution and service fees Class A	798,888
Class B	2,408,825
Class C	2,352,565
Transfer and dividend disbursing agent fees	751,155
Printing and postage	115,207
Registration fees	69,349
Legal and accounting services	35,482
Custodian fee	33,069
Miscellaneous	26,953
Total expenses	$7,788,298
Net investment income	$3,360,205
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$22,750,423
Foreign currency transactions	(4,168)
Net realized gain	$22,746,255
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$79,627,130
Foreign currency	(10,807)
Net change in unrealized appreciation (depreciation)	$79,616,323
Net realized and unrealized gain	$102,362,578
Net increase in net assets from operations	$105,722,783

See notes to financial statements

7

Eaton Vance Tax-Managed Value Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment income	$3,360,205	$3,836,527
Net realized gain from investment and foreign currency transactions	22,746,255	20,941,516
Net change in unrealized appreciation (depreciation) from investments and foreign currency	79,616,323	53,255,335
Net increase in net assets from operations	$105,722,783	$78,033,378
Distributions to shareholders — From net investment income Class A	$(2,671,322)	$(1,984,039)
Class B	(688,214)	(506,249)
Class C	(526,497)	(495,483)
Class D	—	(23,797)
Total distributions to shareholders	$(3,886,033)	$(3,009,568)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$97,121,961	$75,408,071
Class B	17,784,025	19,948,754
Class C	32,104,482	31,618,250
Class D	—	1,687,731
Net asset value of shares issued to shareholders in payment of distributions declared Class A	2,220,656	1,630,589
Class B	515,875	375,448
Class C	362,191	342,453
Class D	—	22,024
Cost of shares redeemed Class A	(49,235,244)	(48,203,508)
Class B	(34,766,581)	(29,037,152)
Class C	(32,184,572)	(36,554,297)
Class D	—	(1,286,713)
Net asset value of shares exchanged Class A	3,151,851	2,349,078
Class B	(3,151,851)	(2,349,078)
Net asset value of shares merged Class B	—	11,191,097
Class D	—	(11,191,097)
Net increase in net assets from Fund share transactions	$33,922,793	$15,951,650
Net increase in net assets	$135,759,543	$90,975,460

Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
At beginning of year	$713,751,587	$622,776,127
At end of year	$849,511,130	$713,751,587
Undistributed net investment income included in net assets
At end of year	$2,266,067	$2,987,922

See notes to financial statements

8

Eaton Vance Tax-Managed Value Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2005	2004	2003	2002	2001
Net asset value — Beginning of year	$13.950	$12.460	$10.770	$11.770	$12.150
Income (loss) from operations
Net investment income	$0.122	$0.135	$0.101	$0.051	$0.012
Net realized and unrealized gain (loss)	1.984	1.471	1.594	(1.051)	(0.392)
Total income (loss) from operations	$2.106	$1.606	$1.695	$(1.000)	$(0.380)
Less distributions
From net investment income	$(0.136)	$(0.116)	$(0.005)	$—	$—
Total distributions	$(0.136)	$(0.116)	$(0.005)	$—	$—
Net asset value — End of period	$15.920	$13.950	$12.460	$10.770	$11.770
Total Return(1)	15.17%	12.96%	15.74%	(8.50)%	(3.13)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$363,527	$269,908	$211,918	$181,588	$152,849
Ratios (As a percentage of average daily net assets):
Expenses(2)	1.21%†	1.22%	1.27%	1.26%	1.29%
Expenses after custodian fee reduction(2)	1.21%†	1.22%	1.27%	1.26%	1.29%
Net investment income	0.86%†	1.03%	0.91%	0.44%	0.17%
Portfolio Turnover of the Portfolio	40%	44%	76%	213%	45	%(3)
Portfolio Turnover of the Fund(4)	—	—	—	—	83%

(1)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(2)  Includes the Fund's share of the Portfolio's allocated expenses.

(3)  For the period from the commencement of the Portfolio's operations, July 23, 2001, to October 31, 2001.

(4)  Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have changed by less than 0.005%.

See notes to financial statements

9

Eaton Vance Tax-Managed Value Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2005	2004	2003	2002	2001
Net asset value — Beginning of year	$13.130	$11.740	$10.220	$11.250	$11.710
Income (loss) from operations
Net investment income (loss)	$0.018	$0.035	$0.017	$(0.034)	$(0.039)
Net realized and unrealized gain (loss)	1.862	1.384	1.503	(0.996)	(0.421)
Total income (loss) from operations	$1.880	$1.419	$1.520	$(1.030)	$(0.460)
Less distributions
From net investment income	$(0.040)	$(0.029)	$—	$—	$—
Total distributions	$(0.040)	$(0.029)	$—	$—	$—
Net asset value — End of year	$14.970	$13.130	$11.740	$10.220	$11.250
Total Return(1)	14.34%	12.10%	14.87%	(9.16)%	(3.93)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$239,392	$227,778	$203,665	$174,951	$147,570
Ratios (As a percentage of average daily net assets):
Expenses(2)	1.96%†	1.97%	2.02%	2.01%	2.04%
Expenses after custodian fee reduction(2)	1.96%†	1.97%	2.02%	2.01%	2.04%
Net investment income (loss)	0.13%†	0.29%	0.16%	(0.31)%	(0.59)%
Portfolio Turnover of the Portfolio	40%	44%	76%	213%	45	%(3)
Portfolio Turnover of the Fund(4)	—	—	—	—	83%

(1)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(2)  Includes the Fund's share of the Portfolio's allocated expenses.

(3)  For the period from the commencement of the Portfolio's operations, July 23, 2001, to October 31, 2001.

(4)  Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have changed by less than 0.005%.

See notes to financial statements

10

Eaton Vance Tax-Managed Value Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2005	2004	2003	2002	2001
Net asset value — Beginning of year	$13.470	$12.050	$10.490	$11.550	$12.020
Income (loss) from operations
Net investment income (loss)	$0.018	$0.038	$0.018	$(0.034)	$(0.041)
Net realized and unrealized gain (loss)	1.915	1.412	1.542	(1.026)	(0.429)
Total income (loss) from operations	$1.933	$1.450	$1.560	$(1.060)	$(0.470)
Less distributions
From net investment income	$(0.033)	$(0.030)	$—	$—	$—
Total distributions	$(0.033)	$(0.030)	$—	$—	$—
Net asset value — End of year	$15.370	$13.470	$12.050	$10.490	$11.550
Total Return(1)	14.37%	12.05%	14.87%	(9.18)%	(3.91)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$246,593	$216,066	$197,385	$173,306	$139,653
Ratios (As a percentage of average daily net assets):
Expenses(2)	1.96%†	1.97%	2.02%	2.01%	2.04%
Expenses after custodian fee reduction(2)	1.96%†	1.97%	2.02%	2.01%	2.04%
Net investment income (loss)	0.12%†	0.29%	0.16%	(0.31)%	(0.59)%
Portfolio Turnover of the Portfolio	40%	44%	76%	213%	45	%(3)
Portfolio Turnover of the Fund(4)	—	—	—	—	83%

(1)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(2)  Includes the Fund's share of the Portfolio's allocated expenses.

(3)  For the period from the commencement of the Portfolio's operations, July 23, 2001, to October 31, 2001.

(4)  Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have changed by less than 0.005%.

See notes to financial statements

11

Eaton Vance Tax-Managed Value Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. The Fund previously offered Class D shares. Such offering was discontinued during the year ended October 31, 2004. At the close of business on September 10, 2004, the Class D shares were merged into Class B shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Value Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (89.8% at October 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $81,033,399 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

E  Other — Dividends to shareholders are recorded on the ex-dividend date.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

12

Eaton Vance Tax-Managed Value Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in shares of the Fund of the same class at the net asset value as of the close of business on the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended October 31, 2005 and October 31, 2004 was as follows:

	Year Ended October 31,
	2005	2004
Distributions declared from:
Ordinary income	$3,886,033	$3,009,568

During the year ended October 31, 2005, undistributed net investment income was decreased by $196,027, and accumulated net realized loss was decreased by $196,027 primarily due to differences between book and tax accounting relating to foreign currency. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$2,227,362
Capital loss carryforwards	$(81,033,399)
Unrealized gain	$247,158,149

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2005	2004
Sales	6,355,776	5,670,757
Issued to shareholders electing to receive payments of distributions in Fund shares	150,052	125,915
Redemptions	(3,228,847)	(3,630,559)
Exchange from Class B shares	204,339	176,616
Net increase	3,481,320	2,342,729
	Year Ended October 31,
Class B	2005	2004
Sales	1,246,568	1,599,923
Issued to shareholders electing to receive payments of distributions in Fund shares	36,848	30,599
Redemptions	(2,423,386)	(2,312,580)
Exchange to Class A shares	(216,665)	(186,906)
Merged from Class D shares	—	868,200
Net decrease	(1,356,635)	(764)
	Year Ended October 31,
Class C	2005	2004
Sales	2,179,673	2,471,899
Issued to shareholders electing to receive payments of distributions in Fund shares	25,205	27,200
Redemptions	(2,198,056)	(2,847,137)
Net increase (decrease)	6,822	(348,038)
	Year Ended October 31,
Class D	2005	2004(1)
Sales	—	160,674
Issued to shareholders electing to receive payments of distributions in Fund shares	—	2,132
Redemptions	—	(123,936)
Merged to Class B shares	—	(1,030,773)
Net decrease	—	(991,903)

(1)  Offering of Class D shares was discontinued during the year ended October 31, 2004 (see Note 1)

13

Eaton Vance Tax-Managed Value Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Transactions with Affiliates

The administrative fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the year ended October 31, 2005, the administration fee amounted to $1,193,542. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administrative fees earned by EVM and BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $139,496 as its portion of the sales charge on sales of Class A for the year ended October 31, 2005.

EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2005, EVM earned $56,787 in sub-transfer agent fees from the Fund.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,806,619 and $1,764,424 for Class B and Class C, respectively, to or payable to EVD for the year ended October 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $4,493,000 and $19,411,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2005 amounted to $798,888, $602,206 and $588,141 for Class A, Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC received on Class B and Class C redemptions when no Uncovered

14

Eaton Vance Tax-Managed Value Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $481,000 and $16,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively for the year ended October 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $145,936,797 and $125,313,707 respectively, for the year ended October 31, 2005.

15

Eaton Vance Tax-Managed Value Fund as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from the start of business, July 23, 2001 to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and for the period from the start of business, July 23, 2001 to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

16

Eaton Vance Tax-Managed Value Fund as of October 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $15,510,000, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2005 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

17

Tax-Managed Value Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.7%
Security	Shares	Value
Aerospace and Defense — 2.4%
General Dynamics Corp.	100,000	$11,630,000
Northrop Grumman Corp.	200,000	10,730,000
		$22,360,000
Auto Parts and Equipment — 1.1%
BorgWarner, Inc.	175,000	$10,148,250
		$10,148,250
Banks-Regional — 8.8%
Bank of America Corp.	500,000	$21,870,000
Marshall & Ilsley Corp.	125,000	5,370,000
SunTrust Banks, Inc.	175,000	12,684,000
TCF Financial Corp.	300,000	8,130,000
U.S. Bancorp	200,000	5,916,000
Wachovia Corp.	250,000	12,630,000
Wells Fargo & Co.	275,000	16,555,000
		$83,155,000
Chemicals — 1.2%
Air Products and Chemicals, Inc.	190,000	$10,875,600
		$10,875,600
Communications Services — 3.7%
Alltel Corp.	125,000	$7,732,500
SBC Communications, Inc.	550,000	13,117,500
Sprint Nextel Corp.	300,000	6,993,000
Verizon Communications, Inc.	240,000	7,562,400
		$35,405,400
Computers and Business Equipment — 3.7%
Hewlett-Packard Co.	500,000	$14,020,000
International Business Machines Corp.	200,000	16,376,000
NCR Corp.(1)	160,000	4,835,200
		$35,231,200
Diversified Manufacturing — 0.6%
Eaton Corp.	100,000	$5,883,000
		$5,883,000

Security	Shares	Value
Electric Utilities — 6.8%
Dominion Resources, Inc.	250,000	$19,020,000
Entergy Corp.	200,000	14,144,000
Exelon Corp.	400,000	20,812,000
FPL Group, Inc.	250,000	10,765,000
		$64,741,000
Financial Services — 8.0%
Citigroup, Inc.	450,000	$20,601,000
Countrywide Financial Corp.	500,000	15,885,000
First American Corp.	125,000	5,477,500
J.P.Morgan Chase & Co.	400,000	14,648,000
Principal Financial Group, Inc.	100,000	4,963,000
Washington Mutual, Inc.	350,000	13,860,000
		$75,434,500
Foods — 1.9%
Nestle SA(2)	60,000	$17,841,231
		$17,841,231
Health Care Services — 1.2%
Medco Health Solutions, Inc.(1)	200,000	$11,300,000
		$11,300,000
Home Builders — 0.9%
Lennar Corp., Class A	150,000	$8,337,000
		$8,337,000
Household Products — 1.2%
Kimberly-Clark Corp.	200,000	$11,368,000
		$11,368,000
Insurance — 6.4%
Allstate Corp.	175,000	$9,238,250
American International Group, Inc.	125,000	8,100,000
MetLife, Inc.	300,000	14,823,000
Progressive Corp.	100,000	11,581,000
Prudential Financial, Inc.	225,000	16,377,750
		$60,120,000

See notes to financial statements

18

Tax-Managed Value Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Investment Services — 6.1%
Franklin Resources, Inc.	75,000	$6,627,750
Goldman Sachs Group, Inc.	150,000	18,955,500
Lehman Brothers Holdings, Inc.	135,000	16,155,450
Merrill Lynch & Co., Inc.	250,000	16,185,000
		$57,923,700
Machinery — 2.4%
Caterpillar, Inc.	200,000	$10,518,000
Deere & Co.	200,000	12,136,000
		$22,654,000
Managed Care — 1.2%
WellPoint, Inc.(1)	150,000	$11,202,000
		$11,202,000
Media — 2.8%
Time Warner, Inc.	900,000	$16,047,000
Walt Disney Co., (The)	425,000	10,355,125
		$26,402,125
Medical-Drugs — 3.2%
Sanofi-Aventis ADR	300,000	$12,036,000
Wyeth	400,000	17,824,000
		$29,860,000
Medical-Lab Products & Services — 1.2%
Fisher Scientific International, Inc.(1)	200,000	$11,300,000
		$11,300,000
Metals-Industrial — 3.0%
Alcoa, Inc.	325,000	$7,894,250
Peabody Energy Corp.	150,000	11,724,000
Phelps Dodge Corp.	75,000	9,035,250
		$28,653,500
Oil and Gas-Equipment and Services — 1.6%
GlobalSantaFe Corp.	150,000	$6,682,500
Transocean Sedco Forex, Inc.(1)	150,000	8,623,500
		$15,306,000

Security	Shares	Value
Oil and Gas-Exploration and Production — 2.9%
Apache Corp.	200,000	$12,766,000
Burlington Resources, Inc.	200,000	14,444,000
		$27,210,000
Oil and Gas-Integrated — 9.1%
Chevron Corp.	325,000	$18,547,750
ConocoPhillips	300,000	19,614,000
Exxon Mobil Corp.	350,000	19,649,000
Marathon Oil Corp.	150,000	9,024,000
Occidental Petroleum Corp.	250,000	19,720,000
		$86,554,750
Oil and Gas-Refinery — 1.4%
Valero Energy Corp.	125,000	$13,155,000
		$13,155,000
Paper and Forest Products — 1.3%
Weyerhaeuser Co.	200,000	$12,668,000
		$12,668,000
REITS — 2.3%
AMB Property Corp.	110,000	$4,859,800
AvalonBay Communities, Inc.	75,000	6,468,750
General Growth Properties, Inc.	125,000	5,310,000
Public Storage, Inc.	75,000	4,965,000
		$21,603,550
Restaurants — 1.0%
McDonald's Corp.	300,000	$9,480,000
		$9,480,000
Retail-General — 1.2%
J.C. Penney Company, Inc.	225,000	$11,520,000
		$11,520,000
Retail-Home Improvement — 1.7%
Home Depot, Inc.	400,000	$16,416,000
		$16,416,000

See notes to financial statements

19

Tax-Managed Value Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Retail-Specialty and Apparel — 0.8%
Target Corporation	75,000	$4,176,750
TJX Companies, Inc.	150,000	3,229,500
		$7,406,250
Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	200,000	$4,700,000
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	500,000	4,040,000
		$8,740,000
Tobacco — 2.4%
Altria Group, Inc.	300,000	$22,515,000
		$22,515,000
Transport-Services — 0.7%
FedEx Corp.	75,000	$6,894,750
		$6,894,750
Transportation — 1.6%
Burlington Northern Santa Fe Corp.	250,000	$15,515,000
		$15,515,000
Wireless Telecommunication Services — 1.0%
Vodafone Group PLC ADR	350,000	$9,191,000
		$9,191,000
Total Common Stocks (identified cost $652,442,549)		$924,370,806

Short-Term Investments — 2.2%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., Commercial Paper, 4.02%, 11/1/05	$18,857	$18,857,000
Investors Bank and Trust Company Time Deposit, 4.03%, 11/1/05	2,000	2,000,000
Total Short-Term Investments (at amortized cost, $20,857,000)		$20,857,000
Total Investments — 99.9% (identified cost $673,299,549)		$945,227,806
Other Assets, Less Liabilities — 0.1%		$846,726
Net Assets — 100.0%		$946,074,532

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Foreign security.

See notes to financial statements

20

Tax-Managed Value Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value (identified cost, $673,299,549)	$945,227,806
Receivable for investments sold	17,831,967
Interest and dividends receivable	1,120,513
Tax reclaim receivable	146,292
Total assets	$964,326,578
Liabilities
Payable for investments purchased	$17,573,612
Payable to affiliate for investment advisory fee	506,478
Due to custodian	61,607
Payable to affiliate for Trustees' fees	2,165
Accrued expenses	108,184
Total liabilities	$18,252,046
Net Assets applicable to investors' interest in Portfolio	$946,074,532
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$674,149,465
Net unrealized appreciation (computed on the basis of identified cost)	271,925,067
Total	$946,074,532

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Dividends (net of foreign taxes, $50,845)	$18,130,894
Interest	337,480
Total investment income	$18,468,374
Expenses
Investment adviser fee	$5,674,883
Trustees' fees and expenses	23,045
Custodian fee	264,481
Legal and accounting services	68,883
Miscellaneous	13,344
Total expenses	$6,044,636
Deduct — Reduction of custodian fee	$7
Reduction of investment adviser fee	12,844
Total expense reductions	$12,851
Net expenses	$6,031,785
Net investment income	$12,436,589
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$24,472,520
Foreign currency transactions	(4,650)
Net realized gain	$24,467,870
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$89,734,320
Foreign currency	(12,055)
Net change in unrealized appreciation (depreciation)	$89,722,265
Net realized and unrealized gain	$114,190,135
Net increase in net assets from operations	$126,626,724

See notes to financial statements

21

Tax-Managed Value Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Year Ended October 31, 2004
From operations — Net investment income	$12,436,589	$11,882,320
Net realized gain from investment and foreign currency transactions	24,467,870	21,705,872
Net change in unrealized appreciation (depreciation) from investments and foreign currency	89,722,265	59,594,458
Net increase in net assets from operations	$126,626,724	$93,182,650
Capital transactions — Contributions	$147,375,650	$163,659,208
Withdrawals	(125,350,738)	(132,830,780)
Net increase in net assets from capital transactions	$22,024,912	$30,828,428
Net increase in net assets	$148,651,636	$124,011,078
Net Assets
At beginning of year	$797,422,896	$673,411,818
At end of year	$946,074,532	$797,422,896

See notes to financial statements

22

Tax-Managed Value Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2005†	2004	2003	2002	2001(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	0.68%	0.69%	0.70%	0.72%	0.70	%(2)
Expenses after custodian fee reduction	0.68%	0.69%	0.70%	0.72%	0.70	%(2)
Net investment income	1.40%	1.57%	1.47%	0.99%	0.69	%(2)
Portfolio Turnover	40%	44%	76%	213%	45%
Total Return(3)	15.76%	13.55%	16.40%	(7.99)%	—
Net assets, end of year (000's omitted)	$946,075	$797,423	$673,412	$562,361	$442,447

(1)  For the period from the start of business, July 23, 2001, to October 31, 2001.

(2)  Annualized

(3)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have changed by less than 0.005%.

See notes to financial statements

23

Tax-Managed Value Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 13, 2001, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2005, the Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held approximately 89.8% and 10.2%, respectively, of the interest in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Income Taxes — The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

D  Financial Futures Contract — Upon entering a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions.

24

Tax-Managed Value Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee in the amount of 13/240 of 1% (equal to 0.65% annually) of average daily net assets of the Portfolio up to $500 million, 0.625% of average net assets of $500 million but less than $1 billion and 0.600% of average net assets of $1 billion and over. For the year ended October 31, 2005, the advisory fee amounted to $5,674,883. EVM has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. Pursuant to this agreement, EVM waived $12,844 of its advisory fee for the year ended October 31, 2005. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $376,708,988 and $353,561,266, respectively, for the year ended October 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$674,676,892
Gross unrealized appreciation	$271,928,216
Gross unrealized depreciation	(1,377,302)
Net unrealized appreciation	$270,550,914

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial

25

Tax-Managed Value Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2005.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2005.

7  Overdraft Advances

Pursuant to the custodian agreement between the Portfolios and IBT, IBT may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft by the Funds, the Funds are obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to IBT. IBT has lien on the Fund's assets to the extent of any overdraft. At October 31, 2005, the Tax Managed Value Portfolio payment due to IBT pursuant to the foregoing arrangement was $61,607.

26

Tax-Managed Value Portfolio as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the Portfolio), including the portfolio of investments as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the four years in the period then ended, and for the period from the start of business, July 23, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities held as of October 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Tax-Managed Value Portfolio as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and for the period from the start of business, July 23, 2001 to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

27

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Tax-Managed Value Portfolio (the "Portfolio") and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Tax-Managed Value Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as the result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance, on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered their management capabilities with respect to the types of investments held by the Portfolio, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee specifically noted the investment adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the asset size of the Fund, the Fund's expense ratio is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of profits of the investment adviser in providing investment management services for the Portfolio and for all Eaton Vance funds as a group. The Special Committee also reviewed the implementation of a soft dollar reimbursement program pursuant to which the Portfolio may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also

28

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

29

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of the Portfolio since 2001	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 2001 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner Covington & Burling, Washington, DC (1991-2000).	161	None

30

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2001	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Vice President of the Trust since 1999; of the Portfolio since 2001	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

31

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust; President of the Portfolio	Vice President of the Trust since 2001; President of the Portfolio since 2002	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Kevin M. Connerty 4/20/64	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Director and Vice President of PFPC Inc. (1999-2005). Officer of 88 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997; of the Portfolio since 2001	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

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Investment Adviser of Tax-Managed Value Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Value Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Tax-Managed Value Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

501-12/05  TVSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

Eaton Vance Tax-Managed Small Cap Value Fund, Eaton Vance Tax-Managed Mid-Cap Core Fund,  Eaton Vance Multi-Cap Opportunities Fund, Eaton Vance Tax-Managed Value Fund, Eaton Vance Tax-Managed International Equity Fund, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance High Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate High Income Fund, Eaton Vance Strategic Income Fund, Eaton Vance Low Duration Fund, Eaton Vance Government Obligations Fund, Eaton Vance Diversified Income Fund, and Eaton Vance Equity Research Fund   (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 24 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended October 31, 2004 and October 31, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Tax-Managed Small-Cap Value Fund

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$8,640	$8,720

Audit-Related Fees(1)	0	0

Tax Fees(2)	5,800	6,090

All Other Fees(3)	0	0

Total	$14,440	$14,810

Eaton Vance Tax-Managed Mid-Cap Core Fund

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$8,640	$8,720

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,000	6,300

All Other Fees(3)	0	0

Total	$14,640	$15,020

Eaton Vance Tax-Managed Multi-Cap Opportunities Fund

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$10,740	$10,840

Audit-Related Fees(1)	0	0

Tax Fees(2)	5,800	6,090

All Other Fees(3)	0	0

Total	$16,540	$16,930

Eaton Vance Tax-Managed Value Fund

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$11,940	$12,055

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,000	6,300

All Other Fees(3)	0	0

Total	$17,940	$18,355

Eaton Vance Tax-Managed International Equity Fund

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$10,740	$10,840

Audit-Related Fees(1)	0	0

Tax Fees(2)	5,900	6,195

All Other Fees(3)	0	0

Total	$16,640	$17,035

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$11,940	$12,055

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,000	6,300

All Other Fees(3)	0	0

Total	$17,940	$18,355

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$9,740	$9,830

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,000	6,300

All Other Fees(3)	0	0

Total	$15,740	$16,130

Eaton Vance Tax Managed Equity Asset Allocation Fund

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$44,880	$46,775

Audit-Related Fees(1)	0	0

Tax Fees(2)	16,000	16,800

All Other Fees(3)	0	0

Total	$60,880	$63,575

Eaton Vance High Income Fund

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$11,940	$12,055

Audit-Related Fees(1)	0	0

Tax Fees(2)	5,800	6,090

All Other Fees(3)	0	0

Total	$17,740	$18,145

Eaton Vance Floating-Rate Fund

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$11,940	$12,055

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,000	6,300

All Other Fees(3)	0	0

Total	$17,940	$18,355

Eaton Vance Floating-Rate High Income Fund

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$11,940	$12,055

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,000	6,300

All Other Fees(3)	0	0

Total	$17,940	$18,355

Eaton Vance Strategic Income Fund

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$29,550	$31,300

Audit-Related Fees(1)	0	0

Tax Fees(2)	18,100	19,175

All Other Fees(3)	0	0

Total	$47,650	$50,475

Eaton Vance Low Duration Fund

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$21,000	$22,300

Audit-Related Fees(1)	0	0

Tax Fees(2)	10,800	11,450

All Other Fees(3)	0	0

Total	$31,800	$33,750

Eaton Vance Government Obligations Fund

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$21,350	$22,600

Audit-Related Fees(1)	0	0

Tax Fees(2)	12,675	13,450

All Other Fees(3)	0	0

Total	$34,025	$36,050

Eaton Vance Equity Research Fund

Fiscal Years Ended	10/31/04	10/31/05

Audit Fees	$21,750	$23,100

Audit-Related Fees(1)	0	0

Tax Fees(2)	8,600	9,125

All Other Fees(3)	0	0

Total	$30,350	$32,225

*Eaton Vance Diversified Income Fund

Fiscal Years Ended	10/31/04*	10/31/05

Audit Fees	$0	$25,100

Audit-Related Fees(1)	0	0

Tax Fees(2)	0	13,050

All Other Fees(3)	0	0

Total	$0	$38,150

* Commenced operations December 7, 2004 therefore there are no fees listed for 2004.

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (April 30, October 31, and December 31).  In addition, the Series differ as to principal accountant; i.e., certain Series have PricewaterhouseCoopers LLP (“PWC”) as a principal accountant and other Series have Deloitte & Touche LLP (“D&T”) as a principal accountant.  The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series.

Fiscal
Years	12/31/03		04/30/04		10/31/04		12/31/04		4/30/05		10/31/05
Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Audit Fees	$43,225	$59,456	$0	$15,000	$93,650	$153,080	$43,400	$40,662	$0	$44,880	$124,400	$156,000

Audit-Related Fees(1)	0	0	0	0	0	0	0	0	0	0	0	0

Tax Fees(2)	8,925	15,800	0	5,800	50,175	75,300	9,150	16,200	0	8,000	66,250	79,065

All Other Fees(3)	6,400	0	0	0	0	0	6,550	0	0	0	0	0
Total	$58,550	$75,256	$0	$20,800	$143,825	$228,380	$59,100	$56,862	$0	$52,880	$190,650	$52,880

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During each of the fiscal years ended October 31, 2004 and October 31, 2005, $35,000 was billed by D&T, the principal accountant to certain Series of the Trust for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant (either PWC or D&T) for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by PWC and D&T for the last two fiscal years of each Series.

Fiscal Years	12/31/03		4/30/04		10/31/04		12/31/04		04/30/05		10/31/05
Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Registrant(1)	$15,325	$15,800	$0	$5,800	$50,175	$75,300	$15,700	$16,200	$0	$8,000	$66,250	$79,065

Eaton Vance(2)	$0	$467,489	$4,490	$479,012	$84,490	$344,230	$84,490	$344,713	$83,555	$351,449	$33,235	$170,983

(1)                                  Includes all of the Series in the Trust.

(2)                                  Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountants of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountants’ independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 9.    Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 16, 2005

By:	/s/ Thomas E. Faust
Thomas E. Faust Jr.
President

Date:	December 16, 2005